UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07822

AMERICAN CENTURY INVESTMENT TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2024

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

March 31, 2024

Core Plus Fund
Investor Class (ACCNX)
I Class (ACCTX)
A Class (ACCQX)
C Class (ACCKX)
R Class (ACCPX)
R5 Class (ACCUX)
G Class (ACCYX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending March 31, 2024. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Surged While Bonds Delivered Modest Gains

Soaring U.S. Treasury yields weighed on bond returns for the first six months of the reporting period. Meanwhile, inflation slowed but remained well above the Federal Reserve’s (Fed’s) target, lending conditions tightened, and recession risk rose. This fueled expectations for a shift in Fed policy, which, along with better-than-expected earnings, helped U.S. stocks deliver modest gains.

The Fed lifted rates in May, paused in June and hiked again in July to a range of 5.25% to 5.5%, a 22-year high. The Fed left rates unchanged in September but warned that persistent above-target inflation may require more tightening. This news pushed Treasury yields to multiyear highs in October and sent stocks tumbling. By November, inflation showed signs of moderating, and the Fed held rates steady again, reviving investor enthusiasm. Then, in December, Fed policymakers expressed more confidence about the inflation outlook and forecasted three rate cuts for 2024. Against this backdrop, recession fears eased, Treasury yields declined, and stocks and bonds ended 2023 on a strong note.
Despite the Fed’s continued pause, yields reversed course again in early 2024 amid a steady stream of better-than-expected economic data and persistent inflation. But the bond market’s late-2023 rally helped the Bloomberg U.S. Aggregate Bond Index maintain a gain of 1.70% for the 12-month period. Most stock indices continued to rally into 2024, buoyed by solid corporate earnings and expectations for Fed rate cuts. The S&P 500 Index returned 29.88% for the 12-month period, and growth stocks generally outperformed value stocks.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, still-tight financial conditions, political uncertainty and slowing growth. In addition, the Israel-Hamas war and other tensions in the Middle East complicate the global backdrop and represent additional considerations for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2024
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACCNX	1.37%	0.31%	1.54%	—	11/30/06
Bloomberg U.S. Aggregate Bond Index	—	1.70%	0.36%	1.54%	—	—
I Class	ACCTX	1.47%	0.41%	—	1.06%	4/10/17
A Class	ACCQX					11/30/06
No sales charge		1.11%	0.06%	1.29%	—
With sales charge		-3.44%	-0.85%	0.82%	—
C Class	ACCKX	0.36%	-0.68%	0.53%	—	11/30/06
R Class	ACCPX	0.86%	-0.19%	1.04%	—	11/30/06
R5 Class	ACCUX	1.57%	0.51%	1.74%	—	11/30/06
G Class	ACCYX	1.92%	—	—	-2.25%	11/4/20
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2024
Investor Class — $11,652

Bloomberg U.S. Aggregate Bond Index — $11,657

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	G Class
0.55%	0.45%	0.80%	1.55%	1.05%	0.35%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Jason Greenblath, Jeff Houston, Paul Norris and Charles Tan

Effective November 10, 2023, Paul Norris joined the portfolio’s management team. Peter Van Gelderen left the team August 31, 2023.

Performance Summary

Core Plus returned 1.37%* for the 12 months ended March 31, 2024. By comparison, the Bloomberg U.S. Aggregate Bond Index returned 1.70%. Fund returns reflect operating expenses, while index returns do not.

Late-2023 Rally Drove Bond Market Gains

Healthy economic data, above-target inflation and restrictive Federal Reserve (Fed) policy helped drive up Treasury yields through October, when they reached multiyear highs. Then, amid moderating inflation and expectations for a Fed policy pivot, yields reversed course and dropped sharply by year-end, triggering a fourth-quarter 2023 rally among bonds. The Fed adopted a more dovish tone and penciled in three rate cuts for 2024. This action left many investors optimistic that the Fed could avoid a recession by engineering a soft landing.

However, in early 2024, persistent inflation, relatively healthy economic data and an uncertain Fed rate-cut timetable pushed Treasury yields higher again and bond returns lower. Overall, the 10-year Treasury yield ended the 12-month period at 4.21%, 74 basis points (bps) higher than a year earlier. The two-year Treasury climbed 60 bps to 4.63%. Nevertheless, the late-2023 rally generally helped investment-grade bonds maintain modest 12-month gains.

Duration Detracted from Relative Performance

Compared with the index, our duration positioning hindered results for the 12-month period. Amid mounting recession risk, we extended duration through late 2023. This positioning aided results in the fourth quarter of 2023, when yields rallied, but it weighed on results overall as yields rose for the 12 months. We used U.S. Treasury futures to manage duration.

We reduced the portfolio’s duration exposure in late 2023 and early 2024. However, given our expectations for economic growth to slow, we still believe maintaining a modest duration overweight is prudent.

Security Selection, Sector Allocations Enhanced Relative Results

Security selection aided relative results, primarily in the securitized sector. Our securitized investments broadly contributed, including asset-backed securities, non-agency collateralized mortgage obligations, collateralized loan obligations, non-agency commercial mortgage-backed securities and agency mortgage-backed securities. Our selections among investment-grade corporates also aided results.

Additionally, our sector allocation decisions contributed to performance. An underweight position versus the index in government securities and an out-of-index position in high-yield corporate bonds boosted results.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Fund Characteristics

MARCH 31, 2024
Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities	35.5%
Corporate Bonds	33.3%
U.S. Treasury Securities	12.7%
Collateralized Loan Obligations	3.9%
Asset-Backed Securities	3.3%
Collateralized Mortgage Obligations	3.0%
Commercial Mortgage-Backed Securities	2.6%
Preferred Stocks	2.2%
Sovereign Governments and Agencies	2.1%
Municipal Securities	1.1%
U.S. Government Agency Securities	0.1%
Short-Term Investments	1.1%
Other Assets and Liabilities	(0.9)%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period(1) 10/1/23 - 3/31/24	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,068.50	$2.84	0.55%
I Class	$1,000	$1,069.10	$2.33	0.45%
A Class	$1,000	$1,067.20	$4.13	0.80%
C Class	$1,000	$1,063.20	$7.99	1.55%
R Class	$1,000	$1,065.90	$5.42	1.05%
R5 Class	$1,000	$1,069.60	$1.81	0.35%
G Class	$1,000	$1,071.60	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,022.25	$2.78	0.55%
I Class	$1,000	$1,022.75	$2.28	0.45%
A Class	$1,000	$1,021.00	$4.04	0.80%
C Class	$1,000	$1,017.25	$7.82	1.55%
R Class	$1,000	$1,019.75	$5.30	1.05%
R5 Class	$1,000	$1,023.25	$1.77	0.35%
G Class	$1,000	$1,024.95	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

MARCH 31, 2024

	Principal Amount/Shares	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 35.5%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FHLMC, VRN, 5.96%, (1-year H15T1Y plus 2.26%), 4/1/37	$16,733	$17,160
FHLMC, VRN, 6.10%, (1-year RFUCC plus 1.89%), 7/1/41	24,598	24,644
FHLMC, VRN, 5.76%, (1-year RFUCC plus 1.63%), 8/1/46	51,129	52,358
FHLMC, VRN, 3.11%, (1-year RFUCC plus 1.64%), 9/1/47	32,480	32,788
FNMA, VRN, 7.44%, (6-month RFUCC plus 1.57%), 6/1/35	5,910	6,010
FNMA, VRN, 7.26%, (1-year RFUCC plus 1.61%), 4/1/46	122,729	126,062
FNMA, VRN, 3.19%, (1-year RFUCC plus 1.61%), 3/1/47	17,130	16,296
FNMA, VRN, 3.20%, (1-year RFUCC plus 1.62%), 5/1/47	151,574	155,771
		431,089
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 35.4%
FHLMC, 6.00%, 9/1/35	139,780	145,010
FHLMC, 2.00%, 6/1/36	1,970,201	1,759,109
FHLMC, 6.00%, 2/1/38	71,340	74,016
FHLMC, 3.50%, 2/1/49	2,075,346	1,890,543
FHLMC, 3.50%, 5/1/50	342,587	311,026
FHLMC, 2.50%, 10/1/50	1,648,484	1,372,358
FHLMC, 2.50%, 5/1/51	2,301,169	1,916,587
FHLMC, 3.50%, 5/1/51	635,983	576,082
FHLMC, 3.00%, 7/1/51	1,519,292	1,320,795
FHLMC, 2.00%, 8/1/51	1,962,616	1,565,199
FHLMC, 2.50%, 10/1/51	1,037,662	873,605
FHLMC, 3.00%, 12/1/51	469,445	405,105
FHLMC, 2.50%, 2/1/52	2,264,392	1,886,670
FHLMC, 3.00%, 2/1/52	2,251,524	1,952,537
FHLMC, 3.50%, 5/1/52	1,174,484	1,065,676
FHLMC, 4.00%, 5/1/52	1,159,194	1,084,651
FHLMC, 4.00%, 5/1/52	625,047	580,013
FHLMC, 4.00%, 6/1/52	2,746,226	2,570,509
FHLMC, 5.00%, 6/1/52	1,227,148	1,199,780
FHLMC, 5.00%, 7/1/52	788,507	778,469
FHLMC, 5.00%, 8/1/52	1,607,999	1,573,408
FHLMC, 4.50%, 10/1/52	2,774,673	2,643,167
FHLMC, 4.50%, 10/1/52	2,339,666	2,228,703
FHLMC, 6.00%, 11/1/52	2,969,786	3,014,207
FHLMC, 5.50%, 12/1/52	683,813	682,534
FHLMC, 6.00%, 1/1/53	3,143,421	3,183,066
FHLMC, 6.50%, 11/1/53	1,874,748	1,918,907
FNMA, 6.00%, 12/1/33	104,870	108,031
FNMA, 2.00%, 5/1/36	925,044	827,656
FNMA, 2.00%, 11/1/36	3,064,057	2,732,772
FNMA, 2.50%, 12/1/36	2,146,746	1,965,345
FNMA, 2.00%, 1/1/37	1,276,458	1,138,490
FNMA, 6.00%, 9/1/37	109,825	113,810
FNMA, 6.00%, 11/1/37	104,103	107,894
FNMA, 4.50%, 4/1/39	118,114	115,882
FNMA, 4.50%, 5/1/39	339,399	332,986
9

	Principal Amount/Shares	Value
FNMA, 6.50%, 5/1/39	$48,207	$50,083
FNMA, 4.50%, 10/1/39	561,666	551,050
FNMA, 4.00%, 8/1/41	493,200	468,559
FNMA, 3.50%, 10/1/41	370,896	342,047
FNMA, 3.50%, 2/1/42	266,125	245,271
FNMA, 3.50%, 5/1/42	168,556	155,318
FNMA, 3.50%, 6/1/42	1,433,641	1,320,699
FNMA, 3.50%, 8/1/42	420,129	386,633
FNMA, 3.50%, 9/1/42	141,689	130,335
FNMA, 3.50%, 5/1/45	240,959	220,371
FNMA, 4.00%, 11/1/45	278,430	263,218
FNMA, 4.00%, 11/1/45	117,349	111,192
FNMA, 4.00%, 2/1/46	463,846	439,462
FNMA, 4.00%, 4/1/46	353,805	335,316
FNMA, 3.50%, 2/1/47	640,361	584,149
FNMA, 2.50%, 6/1/50	635,692	530,699
FNMA, 2.50%, 10/1/50	2,242,365	1,860,165
FNMA, 2.50%, 2/1/51	4,195,198	3,501,094
FNMA, 2.50%, 12/1/51	1,642,551	1,372,141
FNMA, 2.50%, 2/1/52	849,742	707,478
FNMA, 3.00%, 2/1/52	2,364,685	2,051,001
FNMA, 3.00%, 2/1/52	1,527,761	1,325,088
FNMA, 2.00%, 3/1/52	3,498,908	2,803,423
FNMA, 2.50%, 3/1/52	1,569,812	1,316,338
FNMA, 3.00%, 3/1/52	1,326,317	1,159,038
FNMA, 3.00%, 4/1/52	1,909,489	1,655,844
FNMA, 3.50%, 4/1/52	1,730,444	1,550,270
FNMA, 3.50%, 4/1/52	695,253	622,591
FNMA, 4.00%, 4/1/52	1,865,667	1,739,535
FNMA, 4.00%, 4/1/52	670,579	627,691
FNMA, 4.00%, 4/1/52	606,833	563,829
FNMA, 3.00%, 5/1/52	1,394,620	1,223,421
FNMA, 3.50%, 5/1/52	2,460,687	2,211,680
FNMA, 3.50%, 5/1/52	1,393,880	1,248,797
FNMA, 4.00%, 5/1/52	1,734,188	1,607,709
FNMA, 3.00%, 6/1/52	1,370,413	1,187,854
FNMA, 3.00%, 6/1/52	555,964	487,713
FNMA, 3.50%, 6/1/52	1,636,060	1,490,233
FNMA, 4.50%, 7/1/52	531,743	506,549
FNMA, 5.00%, 8/1/52	1,762,680	1,722,311
FNMA, 4.50%, 9/1/52	935,637	903,223
FNMA, 5.00%, 9/1/52	1,203,331	1,188,019
FNMA, 5.50%, 10/1/52	1,736,563	1,732,017
FNMA, 5.50%, 1/1/53	3,357,083	3,352,940
FNMA, 6.50%, 1/1/53	3,079,044	3,150,400
FNMA, 5.50%, 3/1/53	769,784	768,582
FNMA, 4.00%, 4/1/53	2,467,685	2,309,852
FNMA, 4.50%, 8/1/53	626,436	602,080
FNMA, 6.00%, 9/1/53	1,775,535	1,796,029
FNMA, 6.00%, 9/1/53	1,732,290	1,756,094
GNMA, 7.00%, 4/20/26	29	29
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	Principal Amount/Shares	Value
GNMA, 7.50%, 8/15/26	$87	$87
GNMA, 8.00%, 8/15/26	24	25
GNMA, 8.00%, 6/15/27	182	182
GNMA, 6.50%, 3/15/28	261	266
GNMA, 6.50%, 5/15/28	616	629
GNMA, 7.00%, 5/15/31	786	809
GNMA, 5.50%, 12/15/32	31,495	32,114
GNMA, 4.50%, 8/15/33	41,638	40,661
GNMA, 6.00%, 9/20/38	37,625	39,604
GNMA, 6.00%, 1/20/39	8,686	9,040
GNMA, 4.50%, 4/15/39	60,094	58,491
GNMA, 4.50%, 6/15/39	135,006	133,090
GNMA, 4.50%, 1/15/40	99,564	97,917
GNMA, 4.50%, 4/15/40	83,739	82,280
GNMA, 4.50%, 12/15/40	159,227	156,495
GNMA, 3.50%, 6/20/42	426,553	396,322
GNMA, 3.00%, 5/20/50	562,575	497,121
GNMA, 3.00%, 7/20/50	1,075,853	950,679
GNMA, 2.00%, 10/20/50	5,402,680	4,433,023
GNMA, 2.50%, 11/20/50	2,138,770	1,801,194
GNMA, 2.50%, 2/20/51	2,267,901	1,936,007
GNMA, 3.50%, 6/20/51	1,112,441	1,018,123
GNMA, 3.00%, 7/20/51	2,374,313	2,094,647
GNMA, 2.50%, 9/20/51	1,475,224	1,257,941
GNMA, 2.50%, 12/20/51	1,342,108	1,143,869
GNMA, 4.00%, 9/20/52	3,961,925	3,708,034
GNMA, 4.50%, 9/20/52	3,855,154	3,707,512
GNMA, 4.50%, 10/20/52	3,755,205	3,611,198
GNMA, 5.00%, 4/20/53	1,922,636	1,890,691
GNMA, 5.50%, 4/20/53	2,673,719	2,673,005
GNMA, 6.00%, TBA	1,953,000	1,970,375
GNMA, 6.50%, TBA	1,936,000	1,968,581
		139,960,070
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $144,694,374)		140,391,159
CORPORATE BONDS — 33.3%
Aerospace and Defense — 1.2%
BAE Systems PLC, 5.30%, 3/26/34(1)	334,000	335,801
Boeing Co., 5.15%, 5/1/30	237,000	229,415
Boeing Co., 5.81%, 5/1/50	463,000	438,487
Bombardier, Inc., 7.25%, 7/1/31(1)(2)	413,000	414,357
Howmet Aerospace, Inc., 5.95%, 2/1/37	419,000	434,030
L3Harris Technologies, Inc., 5.35%, 6/1/34	480,000	480,191
Northrop Grumman Corp., 4.90%, 6/1/34	370,000	363,751
Northrop Grumman Corp., 5.15%, 5/1/40	233,000	228,732
RTX Corp., 5.375%, 2/27/53	180,000	177,664
RTX Corp., 6.40%, 3/15/54	540,000	611,459
TransDigm, Inc., 6.75%, 8/15/28(1)	581,000	589,394
TransDigm, Inc., 6.625%, 3/1/32(1)	410,000	414,732
		4,718,013

11

	Principal Amount/Shares	Value
Automobiles — 1.1%
Ford Motor Credit Co. LLC, 3.375%, 11/13/25	$740,000	$712,275
Ford Motor Credit Co. LLC, 6.80%, 5/12/28	330,000	343,018
Ford Motor Credit Co. LLC, 7.20%, 6/10/30	550,000	584,126
General Motors Financial Co., Inc., 5.85%, 4/6/30	290,000	295,897
General Motors Financial Co., Inc., 5.75%, 2/8/31	164,000	165,835
General Motors Financial Co., Inc., 6.10%, 1/7/34	290,000	297,886
Hyundai Capital America, 6.50%, 1/16/29(1)	133,000	139,603
Hyundai Capital America, 5.35%, 3/19/29(1)	143,000	143,599
Hyundai Capital America, 6.20%, 9/21/30(1)	267,000	278,717
Nissan Motor Acceptance Co. LLC, 7.05%, 9/15/28(1)	370,000	387,034
Toyota Motor Credit Corp., 5.25%, 9/11/28	241,000	245,282
Toyota Motor Credit Corp., 5.55%, 11/20/30	470,000	486,497
Toyota Motor Credit Corp., 4.80%, 1/5/34	210,000	206,692
		4,286,461
Banks — 4.4%
Bank of America Corp., VRN, 5.82%, 9/15/29	555,000	569,268
Bank of America Corp., VRN, 5.29%, 4/25/34	720,000	718,105
Bank of America Corp., VRN, 5.47%, 1/23/35	1,430,000	1,439,863
BNP Paribas SA, VRN, 5.34%, 6/12/29(1)	345,000	347,059
BNP Paribas SA, VRN, 5.89%, 12/5/34(1)	560,000	585,814
BPCE SA, VRN, 7.00%, 10/19/34(1)	295,000	321,321
CaixaBank SA, VRN, 5.67%, 3/15/30(1)	200,000	200,001
Canadian Imperial Bank of Commerce, 5.00%, 4/28/28	420,000	418,739
Canadian Imperial Bank of Commerce, 6.09%, 10/3/33	171,000	180,018
Citigroup, Inc., VRN, 3.67%, 7/24/28	550,000	522,932
Citigroup, Inc., VRN, 4.41%, 3/31/31	500,000	476,762
Citigroup, Inc., VRN, 6.27%, 11/17/33	710,000	750,174
Comerica, Inc., VRN, 5.98%, 1/30/30	336,000	332,167
Danske Bank AS, VRN, 1.55%, 9/10/27(1)	435,000	396,803
Danske Bank AS, VRN, 5.71%, 3/1/30(1)	245,000	246,662
Fifth Third Bancorp, VRN, 6.34%, 7/27/29	120,000	123,751
HSBC Holdings PLC, VRN, 5.89%, 8/14/27	240,000	242,152
Huntington Bancshares, Inc., VRN, 6.21%, 8/21/29	300,000	307,243
Intesa Sanpaolo SpA, 6.625%, 6/20/33(1)	615,000	638,665
JPMorgan Chase & Co., VRN, 4.01%, 4/23/29	472,000	452,552
JPMorgan Chase & Co., VRN, 5.30%, 7/24/29	520,000	524,078
JPMorgan Chase & Co., VRN, 6.09%, 10/23/29	1,531,000	1,592,226
JPMorgan Chase & Co., VRN, 6.25%, 10/23/34	230,000	245,835
JPMorgan Chase & Co., VRN, 5.34%, 1/23/35	246,000	247,055
KeyCorp, VRN, 3.88%, 5/23/25	390,000	388,259
Morgan Stanley Bank NA, VRN, 4.95%, 1/14/28	845,000	841,762
PNC Financial Services Group, Inc., VRN, 5.94%, 8/18/34	250,000	256,633
Societe Generale SA, VRN, 6.07%, 1/19/35(1)	539,000	542,591
Synchrony Bank, 5.40%, 8/22/25	263,000	260,676
Truist Financial Corp., VRN, 7.16%, 10/30/29	558,000	595,242
U.S. Bancorp, VRN, 6.79%, 10/26/27	370,000	383,243
U.S. Bancorp, VRN, 5.78%, 6/12/29	926,000	942,425
Wells Fargo & Co., VRN, 4.90%, 7/25/33	165,000	159,057
Wells Fargo & Co., VRN, 5.39%, 4/24/34	779,000	774,423
Wells Fargo & Co., VRN, 5.56%, 7/25/34	462,000	463,985
		17,487,541
12

	Principal Amount/Shares	Value
Beverages — 0.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36	$1,980,000	$1,915,277
Keurig Dr Pepper, Inc., Series 10, 5.20%, 3/15/31	790,000	792,530
		2,707,807
Biotechnology — 0.6%
AbbVie, Inc., 5.05%, 3/15/34	136,000	137,750
AbbVie, Inc., 5.35%, 3/15/44	313,000	319,361
AbbVie, Inc., 5.40%, 3/15/54	177,000	182,329
Amgen, Inc., 4.05%, 8/18/29	445,000	427,879
Amgen, Inc., 5.25%, 3/2/33	500,000	504,432
Amgen, Inc., 5.65%, 3/2/53	545,000	555,725
Gilead Sciences, Inc., 5.55%, 10/15/53	285,000	295,213
		2,422,689
Building Products — 0.6%
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	1,383,000	1,320,707
Builders FirstSource, Inc., 6.375%, 3/1/34(1)	312,000	313,678
Carrier Global Corp., 6.20%, 3/15/54	105,000	115,706
Standard Industries, Inc., 4.375%, 7/15/30(1)	584,000	525,156
		2,275,247
Capital Markets — 1.9%
ARES Capital Corp., 7.00%, 1/15/27	610,000	627,786
Bank of New York Mellon Corp., VRN, 6.47%, 10/25/34	240,000	261,490
BlackRock Funding, Inc., 5.00%, 3/14/34	323,000	324,477
Blue Owl Capital Corp., 3.40%, 7/15/26	75,000	70,686
Blue Owl Capital Corp., 5.95%, 3/15/29	213,000	211,950
Blue Owl Credit Income Corp., 7.75%, 1/15/29(1)	605,000	623,588
Charles Schwab Corp., VRN, 6.20%, 11/17/29	247,000	256,846
Charles Schwab Corp., VRN, 6.14%, 8/24/34	200,000	208,770
Goldman Sachs Group, Inc., VRN, 6.48%, 10/24/29	870,000	915,625
Goldman Sachs Group, Inc., VRN, 6.56%, 10/24/34	664,000	724,712
Golub Capital BDC, Inc., 7.05%, 12/5/28	485,000	496,898
Golub Capital BDC, Inc., 6.00%, 7/15/29	380,000	373,498
Morgan Stanley, VRN, 5.16%, 4/20/29	242,000	241,877
Morgan Stanley, VRN, 6.34%, 10/18/33	650,000	695,752
Morgan Stanley, VRN, 6.63%, 11/1/34	390,000	426,917
Nasdaq, Inc., 5.55%, 2/15/34	357,000	363,240
Northern Trust Corp., VRN, 3.375%, 5/8/32	128,000	119,371
UBS Group AG, VRN, 5.71%, 1/12/27(1)	400,000	401,378
UBS Group AG, VRN, 9.02%, 11/15/33(1)	205,000	248,929
		7,593,790
Chemicals — 0.3%
Air Products & Chemicals, Inc., 4.85%, 2/8/34	350,000	346,483
Dow Chemical Co., 5.15%, 2/15/34	330,000	329,019
LYB International Finance III LLC, 5.50%, 3/1/34	320,000	320,720
		996,222
Commercial Services and Supplies — 0.3%
Veralto Corp., 5.45%, 9/18/33(1)	600,000	607,771
Waste Connections, Inc., 3.20%, 6/1/32	440,000	388,217
		995,988

13

	Principal Amount/Shares	Value
Communications Equipment — 0.2%
Cisco Systems, Inc., 4.95%, 2/26/31	$805,000	$812,522
Cisco Systems, Inc., 5.30%, 2/26/54	171,000	175,661
		988,183
Construction Materials — 0.1%
Summit Materials LLC/Summit Materials Finance Corp., 7.25%, 1/15/31(1)	280,000	291,240
Consumer Finance — 0.6%
Avolon Holdings Funding Ltd., 6.375%, 5/4/28(1)	605,000	617,700
Avolon Holdings Funding Ltd., 5.75%, 3/1/29(1)	407,000	405,313
Encore Capital Group, Inc., 9.25%, 4/1/29(1)	617,000	632,811
Synchrony Financial, 4.25%, 8/15/24	538,000	534,589
		2,190,413
Consumer Staples Distribution & Retail — 0.2%
Sysco Corp., 6.00%, 1/17/34	580,000	617,499
Containers and Packaging — 0.1%
Smurfit Kappa Treasury ULC, 5.44%, 4/3/34(1)(2)	311,000	311,596
Diversified Consumer Services — 0.1%
Novant Health, Inc., 3.17%, 11/1/51	330,000	230,961
President & Fellows of Harvard College, 4.61%, 2/15/35	95,000	94,793
		325,754
Diversified REITs — 0.7%
Agree LP, 2.90%, 10/1/30	470,000	404,615
Brixmor Operating Partnership LP, 5.50%, 2/15/34	250,000	246,981
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/26	200,000	198,391
Iron Mountain Information Management Services, Inc., 5.00%, 7/15/32(1)	855,000	781,702
RHP Hotel Properties LP/RHP Finance Corp., 6.50%, 4/1/32(1)	305,000	306,220
Store Capital LLC, 4.50%, 3/15/28	795,000	754,854
		2,692,763
Diversified Telecommunication Services — 0.7%
AT&T, Inc., 5.40%, 2/15/34	540,000	547,287
AT&T, Inc., 4.50%, 5/15/35	430,000	401,830
AT&T, Inc., 4.90%, 8/15/37	377,000	357,942
AT&T, Inc., 4.85%, 3/1/39	175,000	163,391
Sprint Capital Corp., 6.875%, 11/15/28	272,000	290,069
Sprint Capital Corp., 8.75%, 3/15/32	660,000	800,750
Verizon Communications, Inc., 4.81%, 3/15/39	135,000	127,537
		2,688,806
Electric Utilities — 2.6%
American Electric Power Co., Inc., 5.20%, 1/15/29	530,000	531,552
Baltimore Gas & Electric Co., 2.25%, 6/15/31	278,000	234,244
CenterPoint Energy Houston Electric LLC, 4.45%, 10/1/32	440,000	422,478
CenterPoint Energy Houston Electric LLC, 4.95%, 4/1/33	123,000	122,236
Commonwealth Edison Co., 5.30%, 2/1/53	160,000	157,733
Duke Energy Carolinas LLC, 2.55%, 4/15/31	178,000	153,863
Duke Energy Corp., 2.55%, 6/15/31	220,000	185,389
Duke Energy Corp., 5.00%, 8/15/52	220,000	199,355
Duke Energy Florida LLC, 1.75%, 6/15/30	319,000	265,646
Duke Energy Florida LLC, 5.875%, 11/15/33	152,000	160,700
Duke Energy Florida LLC, 3.85%, 11/15/42	77,000	62,833
14

	Principal Amount/Shares	Value
Duke Energy Progress LLC, 4.15%, 12/1/44	$566,000	$471,518
Duke Energy Progress LLC, 5.35%, 3/15/53	170,000	166,298
Exelon Corp., 5.15%, 3/15/28	241,000	241,712
Exelon Corp., 5.45%, 3/15/34	159,000	160,135
Florida Power & Light Co., 2.45%, 2/3/32	474,000	399,254
Florida Power & Light Co., 4.125%, 2/1/42	350,000	304,400
Indianapolis Power & Light Co., 5.70%, 4/1/54(1)	172,000	172,580
MidAmerican Energy Co., 4.40%, 10/15/44	358,000	313,221
MidAmerican Energy Co., 3.15%, 4/15/50	190,000	132,653
MidAmerican Energy Co., 5.85%, 9/15/54	352,000	375,892
Nevada Power Co., 6.00%, 3/15/54	128,000	135,216
NextEra Energy Capital Holdings, Inc., 4.90%, 2/28/28	330,000	329,116
NextEra Energy Capital Holdings, Inc., 5.25%, 2/28/53	265,000	252,572
NextEra Energy Operating Partners LP, 7.25%, 1/15/29(1)	664,000	680,157
Northern States Power Co., 3.20%, 4/1/52	290,000	201,260
Northern States Power Co., 5.10%, 5/15/53	300,000	289,234
NRG Energy, Inc., 2.00%, 12/2/25(1)	965,000	906,205
Oncor Electric Delivery Co. LLC, 5.65%, 11/15/33	199,000	207,136
Pacific Gas & Electric Co., 6.40%, 6/15/33	100,000	105,411
Pacific Gas & Electric Co., 6.95%, 3/15/34	170,000	186,233
Pacific Gas & Electric Co., 4.20%, 6/1/41	190,000	153,174
Palomino Funding Trust I, 7.23%, 5/17/28(1)	280,000	294,164
PECO Energy Co., 4.375%, 8/15/52	405,000	352,246
PPL Electric Utilities Corp., 4.85%, 2/15/34	152,000	149,539
Tierra Mojada Luxembourg II SARL, 5.75%, 12/1/40(1)	607,033	558,205
Union Electric Co., 5.45%, 3/15/53	270,000	268,240
Union Electric Co., 5.25%, 1/15/54	180,000	173,148
		10,474,948
Entertainment — 0.1%
Warnermedia Holdings, Inc., 3.64%, 3/15/25	149,000	146,065
Warnermedia Holdings, Inc., 3.79%, 3/15/25	124,000	121,727
Warnermedia Holdings, Inc., 5.14%, 3/15/52	250,000	207,661
		475,453
Financial Services — 0.5%
Antares Holdings LP, 2.75%, 1/15/27(1)	366,000	328,101
Corebridge Financial, Inc., 3.90%, 4/5/32	440,000	396,180
Corebridge Financial, Inc., 5.75%, 1/15/34	400,000	408,367
Corebridge Global Funding, 5.20%, 1/12/29(1)	410,000	410,740
GE Capital Funding LLC, 4.55%, 5/15/32	440,000	427,071
		1,970,459
Food Products — 0.5%
JDE Peet's NV, 2.25%, 9/24/31(1)	667,000	530,013
Kraft Heinz Foods Co., 5.00%, 6/4/42	335,000	314,691
Mars, Inc., 4.75%, 4/20/33(1)	450,000	441,702
Mars, Inc., 3.875%, 4/1/39(1)	145,000	125,651
Mondelez International, Inc., 2.625%, 3/17/27	370,000	346,626
Nestle Holdings, Inc., 4.85%, 3/14/33(1)	240,000	242,273
		2,000,956
Gas Utilities — 0.0%
Infraestructura Energetica Nova SAPI de CV, 4.75%, 1/15/51(1)	244,000	189,250

15

	Principal Amount/Shares	Value
Ground Transportation — 0.5%
Ashtead Capital, Inc., 5.95%, 10/15/33(1)	$400,000	$404,704
Ashtead Capital, Inc., 5.80%, 4/15/34(1)	207,000	206,885
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	362,000	309,354
Burlington Northern Santa Fe LLC, 3.30%, 9/15/51	170,000	122,398
Burlington Northern Santa Fe LLC, 5.20%, 4/15/54	216,000	214,278
Union Pacific Corp., 3.55%, 8/15/39	599,000	502,229
United Rentals North America, Inc., 6.00%, 12/15/29(1)	400,000	403,090
		2,162,938
Health Care Equipment and Supplies — 0.4%
GE HealthCare Technologies, Inc., 5.65%, 11/15/27	405,000	412,563
Medline Borrower LP/Medline Co.-Issuer, Inc., 6.25%, 4/1/29(1)	475,000	477,721
Stryker Corp., 4.85%, 12/8/28	747,000	747,596
		1,637,880
Health Care Providers and Services — 2.1%
Centene Corp., 4.625%, 12/15/29	620,000	589,058
Centene Corp., 3.375%, 2/15/30	611,000	541,084
Cigna Group, 5.60%, 2/15/54	179,000	179,796
CVS Health Corp., 5.625%, 2/21/53	280,000	275,171
Duke University Health System, Inc., 3.92%, 6/1/47	148,000	123,765
HCA, Inc., 5.20%, 6/1/28	200,000	200,651
HCA, Inc., 5.45%, 4/1/31	236,000	237,313
HCA, Inc., 5.60%, 4/1/34	871,000	877,356
HCA, Inc., 5.90%, 6/1/53	370,000	372,338
Humana, Inc., 5.75%, 4/15/54	249,000	250,800
IQVIA, Inc., 5.00%, 5/15/27(1)	605,000	591,213
IQVIA, Inc., 6.25%, 2/1/29	555,000	576,726
Kaiser Foundation Hospitals, 3.00%, 6/1/51	270,000	187,356
Select Medical Corp., 6.25%, 8/15/26(1)	520,000	521,379
Star Parent, Inc., 9.00%, 10/1/30(1)	542,000	574,279
Surgery Center Holdings, Inc., 7.25%, 4/15/32(1)(2)	395,000	398,561
Tenet Healthcare Corp., 6.125%, 10/1/28	520,000	518,571
UnitedHealth Group, Inc., 5.05%, 4/15/53	670,000	651,203
Universal Health Services, Inc., 1.65%, 9/1/26	667,000	608,075
		8,274,695
Hotels, Restaurants and Leisure — 1.1%
Caesars Entertainment, Inc., 4.625%, 10/15/29(1)	428,000	390,623
Caesars Entertainment, Inc., 6.50%, 2/15/32(1)	290,000	292,735
Hilton Domestic Operating Co., Inc., 5.875%, 4/1/29(1)	240,000	240,563
International Game Technology PLC, 5.25%, 1/15/29(1)	1,375,000	1,329,628
Light & Wonder International, Inc., 7.25%, 11/15/29(1)	845,000	868,019
Marriott International, Inc., 3.50%, 10/15/32	275,000	241,201
Marriott International, Inc., 5.30%, 5/15/34	320,000	316,625
Starbucks Corp., 2.55%, 11/15/30	550,000	476,992
		4,156,386
Household Durables — 0.3%
KB Home, 4.80%, 11/15/29	590,000	563,643
Tempur Sealy International, Inc., 3.875%, 10/15/31(1)	563,000	478,655
		1,042,298

16

	Principal Amount/Shares	Value
Household Products — 0.2%
Clorox Co., 1.80%, 5/15/30	$450,000	$375,851
Procter & Gamble Co., 4.55%, 1/29/34	600,000	597,006
		972,857
Industrial Conglomerates — 0.1%
Honeywell International, Inc., 5.25%, 3/1/54	350,000	353,486
Industrial REITs — 0.1%
LXP Industrial Trust, 6.75%, 11/15/28	192,000	200,302
Insurance — 0.4%
Athene Holding Ltd., 6.25%, 4/1/54	296,000	300,761
Chubb INA Holdings, Inc., 5.00%, 3/15/34	415,000	416,657
MetLife, Inc., 5.375%, 7/15/33	257,000	262,482
Prudential Financial, Inc., VRN, 6.50%, 3/15/54	425,000	431,938
		1,411,838
IT Services — 0.5%
Black Knight InfoServ LLC, 3.625%, 9/1/28(1)	1,848,000	1,750,096
Kyndryl Holdings, Inc., 6.35%, 2/20/34	362,000	371,770
		2,121,866
Leisure Products — 0.2%
Mattel, Inc., 3.75%, 4/1/29(1)	1,055,000	972,136
Machinery — 0.6%
AGCO Corp., 5.80%, 3/21/34	329,000	333,259
Chart Industries, Inc., 7.50%, 1/1/30(1)	730,000	758,978
Ingersoll Rand, Inc., 5.70%, 8/14/33	229,000	235,014
John Deere Capital Corp., 4.90%, 3/7/31	830,000	830,642
Westinghouse Air Brake Technologies Corp., 5.61%, 3/11/34	229,000	232,049
		2,389,942
Media — 1.0%
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.15%, 11/10/26	222,000	223,793
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.38%, 10/23/35	400,000	395,552
Comcast Corp., 3.20%, 7/15/36	380,000	312,398
Comcast Corp., 3.75%, 4/1/40	313,000	260,327
Comcast Corp., 2.94%, 11/1/56	500,000	315,078
Cox Communications, Inc., 3.15%, 8/15/24(1)	115,000	113,833
Cox Communications, Inc., 5.70%, 6/15/33(1)	171,000	173,108
Fox Corp., 6.50%, 10/13/33	540,000	572,190
Gray Television, Inc., 5.375%, 11/15/31(1)	733,000	481,342
Paramount Global, 4.95%, 1/15/31	450,000	401,052
TEGNA, Inc., 5.00%, 9/15/29	521,000	467,509
WPP Finance 2010, 3.75%, 9/19/24	377,000	373,226
		4,089,408
Metals and Mining — 0.3%
Alcoa Nederland Holding BV, 7.125%, 3/15/31(1)	29,000	29,577
Cleveland-Cliffs, Inc., 6.75%, 4/15/30(1)	201,000	201,836
Cleveland-Cliffs, Inc., 7.00%, 3/15/32(1)	413,000	418,968
Glencore Funding LLC, 6.50%, 10/6/33(1)	200,000	214,049
Glencore Funding LLC, 5.63%, 4/4/34(1)(2)	165,000	165,528
Glencore Funding LLC, 5.89%, 4/4/54(1)(2)	100,000	101,403
Minera Mexico SA de CV, 4.50%, 1/26/50(1)	24,000	18,661
17

	Principal Amount/Shares	Value
Newmont Corp./Newcrest Finance Pty. Ltd., 5.35%, 3/15/34(1)	$232,000	$233,571
		1,383,593
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 2/1/27(1)	459,000	429,756
Starwood Property Trust, Inc., 7.25%, 4/1/29(1)	750,000	756,907
		1,186,663
Multi-Utilities — 0.4%
CenterPoint Energy, Inc., 2.65%, 6/1/31	338,000	286,623
Dominion Energy, Inc., 4.90%, 8/1/41	328,000	299,145
DTE Energy Co., 4.875%, 6/1/28	265,000	262,141
Public Service Enterprise Group, Inc., 6.125%, 10/15/33	550,000	577,661
Sempra, 3.25%, 6/15/27	357,000	336,604
		1,762,174
Oil, Gas and Consumable Fuels — 2.9%
Aker BP ASA, 6.00%, 6/13/33(1)	140,000	144,633
Antero Resources Corp., 7.625%, 2/1/29(1)	338,000	347,423
BP Capital Markets America, Inc., 4.99%, 4/10/34	360,000	359,673
BP Capital Markets America, Inc., 3.06%, 6/17/41	300,000	227,977
Cenovus Energy, Inc., 2.65%, 1/15/32	340,000	282,229
Cheniere Energy, Inc., 4.625%, 10/15/28	470,000	455,848
Cheniere Energy, Inc., 5.65%, 4/15/34(1)	175,000	176,359
Chesapeake Energy Corp., 6.75%, 4/15/29(1)	417,000	421,805
Columbia Pipelines Holding Co. LLC, 5.68%, 1/15/34(1)	530,000	526,757
Columbia Pipelines Operating Co. LLC, 6.04%, 11/15/33(1)	400,000	414,644
Diamondback Energy, Inc., 6.25%, 3/15/33	370,000	394,636
Enbridge, Inc., 5.70%, 3/8/33	239,000	244,866
Energy Transfer LP, 5.75%, 2/15/33	258,000	262,274
Energy Transfer LP, 6.55%, 12/1/33	178,000	191,193
Energy Transfer LP, 5.55%, 5/15/34	323,000	324,186
Energy Transfer LP, 4.90%, 3/15/35	328,000	310,318
Energy Transfer LP, 6.125%, 12/15/45	170,000	171,089
EQT Corp., 3.625%, 5/15/31(1)	290,000	255,462
Equinor ASA, 3.25%, 11/18/49	279,000	203,452
Marathon Oil Corp., 5.70%, 4/1/34	390,000	390,143
Matador Resources Co., 6.50%, 4/15/32(1)(2)	300,000	300,739
MEG Energy Corp., 5.875%, 2/1/29(1)	490,000	481,914
Northern Natural Gas Co., 5.625%, 2/1/54(1)	175,000	178,386
Occidental Petroleum Corp., 6.625%, 9/1/30	310,000	328,774
Occidental Petroleum Corp., 6.45%, 9/15/36	200,000	213,378
ONEOK, Inc., 6.05%, 9/1/33	165,000	172,167
Ovintiv, Inc., 6.25%, 7/15/33	200,000	208,042
Petroleos Mexicanos, 10.00%, 2/7/33	805,000	802,238
Petroleos Mexicanos, 6.625%, 6/15/35	50,000	37,963
Sabine Pass Liquefaction LLC, 5.00%, 3/15/27	550,000	548,586
Shell International Finance BV, 2.375%, 11/7/29	380,000	338,206
Shell International Finance BV, 4.375%, 5/11/45	235,000	210,304
Southwestern Energy Co., 5.375%, 3/15/30	867,000	835,260
Southwestern Energy Co., 4.75%, 2/1/32	500,000	460,682
Targa Resources Corp., 6.50%, 3/30/34	170,000	182,760
		11,404,366
18

	Principal Amount/Shares	Value
Passenger Airlines — 0.3%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	$1,236,173	$1,228,527
Personal Care Products — 0.4%
Estee Lauder Cos., Inc., 5.00%, 2/14/34	288,000	285,818
Haleon U.S. Capital LLC, 4.00%, 3/24/52	275,000	222,251
Kenvue, Inc., 4.90%, 3/22/33	1,240,000	1,239,857
		1,747,926
Pharmaceuticals — 0.8%
Bristol-Myers Squibb Co., 5.20%, 2/22/34	869,000	882,785
Bristol-Myers Squibb Co., 5.50%, 2/22/44	175,000	179,205
Bristol-Myers Squibb Co., 5.55%, 2/22/54	460,000	473,465
Eli Lilly & Co., 4.70%, 2/9/34	360,000	358,168
Eli Lilly & Co., 5.00%, 2/9/54	247,000	245,798
Jazz Securities DAC, 4.375%, 1/15/29(1)	216,000	201,381
Organon & Co./Organon Foreign Debt Co.-Issuer BV, 4.125%, 4/30/28(1)	215,000	200,514
Pfizer Investment Enterprises Pte. Ltd., 4.75%, 5/19/33	420,000	413,740
Pfizer Investment Enterprises Pte. Ltd., 5.30%, 5/19/53	270,000	268,641
Viatris, Inc., 4.00%, 6/22/50	155,000	106,881
		3,330,578
Retail REITs — 0.6%
Kimco Realty OP LLC, 6.40%, 3/1/34	490,000	524,840
Kite Realty Group LP, 5.50%, 3/1/34	103,000	102,388
Kite Realty Group Trust, 4.75%, 9/15/30	335,000	320,873
NNN REIT, Inc., 5.60%, 10/15/33	480,000	486,221
Realty Income Corp., 4.75%, 2/15/29	605,000	598,106
Realty Income Corp., 3.20%, 2/15/31	253,000	224,542
		2,256,970
Semiconductors and Semiconductor Equipment — 0.2%
KLA Corp., 4.95%, 7/15/52	353,000	340,597
Texas Instruments, Inc., 5.15%, 2/8/54	355,000	356,632
		697,229
Software — 0.2%
Microsoft Corp., 2.92%, 3/17/52	335,000	237,038
Open Text Corp., 6.90%, 12/1/27(1)	258,000	266,976
Oracle Corp., 3.85%, 7/15/36	288,000	245,690
Oracle Corp., 3.60%, 4/1/40	278,000	219,331
		969,035
Specialized REITs — 0.4%
American Tower Corp., 5.55%, 7/15/33	450,000	453,693
Iron Mountain, Inc., 5.625%, 7/15/32(1)	204,000	192,879
VICI Properties LP, 5.75%, 4/1/34	340,000	337,095
VICI Properties LP, 6.125%, 4/1/54	140,000	138,227
VICI Properties LP/VICI Note Co., Inc., 4.125%, 8/15/30(1)	482,000	438,587
		1,560,481
Specialty Retail — 0.4%
AutoZone, Inc., 4.00%, 4/15/30	370,000	351,250
AutoZone, Inc., 6.55%, 11/1/33	254,000	278,151
Lowe's Cos., Inc., 5.625%, 4/15/53	380,000	384,217
O'Reilly Automotive, Inc., 5.75%, 11/20/26	372,000	378,219
		1,391,837
19

	Principal Amount/Shares	Value
Technology Hardware, Storage and Peripherals — 0.2%
Apple, Inc., 3.95%, 8/8/52	$720,000	$607,356
Dell International LLC/EMC Corp., 5.40%, 4/15/34	189,000	189,515
		796,871
Textiles, Apparel and Luxury Goods — 0.2%
Tapestry, Inc., 7.35%, 11/27/28	555,000	585,134
Tapestry, Inc., 7.85%, 11/27/33	230,000	249,819
		834,953
Trading Companies and Distributors — 0.3%
AerCap Holdings NV, VRN, 5.875%, 10/10/79	790,000	784,950
Aircastle Ltd., 5.25%, 8/11/25(1)	419,000	415,465
		1,200,415
Transportation Infrastructure — 0.3%
Aon North America, Inc., 5.30%, 3/1/31	590,000	594,825
Aon North America, Inc., 5.75%, 3/1/54	275,000	282,189
Rumo Luxembourg SARL, 4.20%, 1/18/32(1)	200,000	170,082
		1,047,096
Wireless Telecommunication Services — 0.1%
Vodafone Group PLC, 6.15%, 2/27/37	240,000	256,336
TOTAL CORPORATE BONDS (Cost $132,811,741)		131,542,160
U.S. TREASURY SECURITIES — 12.7%
U.S. Treasury Bonds, 4.375%, 11/15/39	900,000	908,227
U.S. Treasury Bonds, 1.125%, 8/15/40	600,000	371,602
U.S. Treasury Bonds, 3.75%, 8/15/41	900,000	828,773
U.S. Treasury Bonds, 2.375%, 2/15/42	4,400,000	3,274,047
U.S. Treasury Bonds, 3.00%, 5/15/42	200,000	163,766
U.S. Treasury Bonds, 3.25%, 5/15/42	800,000	680,281
U.S. Treasury Bonds, 4.00%, 11/15/42	3,300,000	3,109,477
U.S. Treasury Bonds, 3.875%, 2/15/43	1,400,000	1,294,617
U.S. Treasury Bonds, 2.875%, 5/15/43	400,000	317,977
U.S. Treasury Bonds, 3.875%, 5/15/43	1,300,000	1,200,215
U.S. Treasury Bonds, 4.375%, 8/15/43	2,200,000	2,174,563
U.S. Treasury Bonds, 3.75%, 11/15/43	600,000	542,941
U.S. Treasury Bonds, 4.75%, 11/15/43	4,400,000	4,565,687
U.S. Treasury Bonds, 3.00%, 11/15/44	200,000	160,227
U.S. Treasury Bonds, 3.00%, 5/15/45	300,000	239,285
U.S. Treasury Bonds, 3.00%, 11/15/45	200,000	158,922
U.S. Treasury Bonds, 2.75%, 11/15/47	600,000	448,523
U.S. Treasury Bonds, 2.375%, 11/15/49	400,000	274,109
U.S. Treasury Bonds, 4.00%, 11/15/52	1,200,000	1,128,609
U.S. Treasury Bonds, 4.125%, 8/15/53	3,000,000	2,884,219
U.S. Treasury Bonds, 4.75%, 11/15/53	5,900,000	6,299,633
U.S. Treasury Notes, 1.125%, 1/15/25(3)	2,700,000	2,617,360
U.S. Treasury Notes, 4.625%, 11/15/26	3,000,000	3,010,195
U.S. Treasury Notes, 4.25%, 3/15/27	2,000,000	1,990,938
U.S. Treasury Notes, 3.875%, 11/30/27(3)	1,100,000	1,082,404
U.S. Treasury Notes, 4.125%, 3/31/29(2)	200,000	199,148
U.S. Treasury Notes, 3.875%, 11/30/29	400,000	392,875
U.S. Treasury Notes, 3.875%, 12/31/29	700,000	687,449
U.S. Treasury Notes, 4.875%, 10/31/30	300,000	310,969
U.S. Treasury Notes, 4.375%, 11/30/30	700,000	705,920
20

	Principal Amount/Shares	Value
U.S. Treasury Notes, 3.75%, 12/31/30	$3,500,000	$3,403,750
U.S. Treasury Notes, 4.00%, 1/31/31	5,000,000	4,935,547
TOTAL U.S. TREASURY SECURITIES (Cost $51,707,244)		50,362,255
COLLATERALIZED LOAN OBLIGATIONS — 3.9%
AIMCO CLO 10 Ltd., Series 2019-10A, Class CR, VRN, 7.48%, (3-month SOFR plus 2.16%), 7/22/32(1)	800,000	798,208
AMMC CLO XI Ltd., Series 2012-11A, Class BR2, VRN, 7.18%, (3-month SOFR plus 1.86%), 4/30/31(1)	650,000	650,850
AMMC CLO XII Ltd., Series 2013-12A, Class BR, VRN, 7.06%, (3-month SOFR plus 1.76%), 11/10/30(1)	700,000	700,350
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL1, Class A, VRN, 6.41%, (1-month SOFR plus 1.08%), 12/15/35(1)	352,465	351,132
Atrium IX, Series 9A, Class BR2, VRN, 7.10%, (3-month SOFR plus 1.76%), 5/28/30(1)	625,000	626,368
Barings Private Credit Corp. CLO Ltd., Series 2023-1A, Class A1, VRN, 7.71%, (3-month SOFR plus 2.40%), 7/15/31(1)	590,302	592,029
BXMT Ltd., Series 2020-FL2, Class D, VRN, 7.39%, (1-month SOFR plus 2.06%), 2/15/38(1)	706,000	576,536
Cerberus Loan Funding XXVIII LP, Series 2020-1A, Class A, VRN, 7.43%, (3-month SOFR plus 2.11%), 10/15/31(1)	435,943	435,934
Cerberus Loan Funding XXXI LP, Series 2021-1A, Class A, VRN, 7.08%, (3-month SOFR plus 1.76%), 4/15/32(1)	567,911	568,555
Dewolf Park CLO Ltd., Series 2017-1A, Class CR, VRN, 7.43%, (3-month SOFR plus 2.11%), 10/15/30(1)	1,000,000	999,822
Elevation CLO Ltd., Series 2018-9A, Class B, VRN, 7.33%, (3-month SOFR plus 2.01%), 7/15/31(1)	1,150,000	1,151,737
Greystone CRE Notes Ltd., Series 2019-FL2, Class C, VRN, 7.44%, (1-month SOFR plus 2.11%), 9/15/37(1)	920,500	913,621
KKR CLO 18 Ltd., Series 2018, Class CR, VRN, 7.66%, (3-month SOFR plus 2.36%), 7/18/30(1)	600,000	601,023
KKR Static CLO I Ltd., Series 2022-1A, Class BR, VRN, 7.32%, (3-month SOFR plus 2.00%), 7/20/31(1)	1,425,000	1,425,868
LCM XXII Ltd., Series 22A, Class A2R, VRN, 7.03%, (3-month SOFR plus 1.71%), 10/20/28(1)	700,000	700,911
Monroe Capital MML CLO Ltd., Series 2017-1A, Class AR, VRN, 6.88%, (3-month SOFR plus 1.56%), 4/22/29(1)	248,235	247,554
Mountain View CLO LLC, Series 2017-2A, Class B, VRN, 7.28%, (3-month SOFR plus 1.96%), 1/16/31(1)	500,000	500,449
Octagon Investment Partners 31 Ltd., Series 2017-1A, Class CRR, 6.85%, 7/20/30(1)	1,000,000	1,000,308
Palmer Square Loan Funding Ltd., Series 2022-1A, Class D, VRN, 10.32%, (3-month SOFR plus 5.00%), 4/15/30(1)	900,000	875,768
Palmer Square Loan Funding Ltd., Series 2022-2A, Class A2, VRN, 7.21%, (3-month SOFR plus 1.90%), 10/15/30(1)	725,000	725,720
Shelter Growth CRE Issuer Ltd., Series 2023-FL5, Class A, VRN, 8.08%, (1-month SOFR plus 2.75%), 5/19/38(1)	451,000	450,221
Stewart Park CLO Ltd., Series 2015-1A, Class CR, VRN, 7.38%, (3-month SOFR plus 2.06%), 1/15/30(1)	675,000	673,729
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $15,623,703)		15,566,693

ASSET-BACKED SECURITIES — 3.3%
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B, 2.48%, 8/15/46(1)	975,000	872,549
Castlelake Aircraft Securitization Trust, Series 2018-1, Class A, SEQ, 4.125%, 6/15/43(1)	244,895	223,496
21

		Principal Amount/Shares	Value
Castlelake Aircraft Structured Trust, Series 2017-1R, Class A, SEQ, 2.74%, 8/15/41(1)		$351,991	$324,993
Clsec Holdings 22t LLC, Series 2021-1, Class C, 6.17%, 5/11/37(1)		2,297,044	1,997,841
Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2, SEQ, 4.94%, 1/25/52(1)	CAD	1,800,000	1,237,509
DI Issuer LLC, Series 2021-1A, Class A2, SEQ, 3.72%, 9/15/51(1)		$2,516,873	2,276,287
Diamond Resorts Owner Trust, Series 2021-1A, Class C, 2.70%, 11/21/33(1)		390,131	371,106
Edgeconnex Data Centers Issuer LLC, Series 2022-1, Class A2, SEQ, 4.25%, 3/25/52(1)		1,161,932	1,068,799
Goodgreen Trust, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(1)		762,760	696,342
Goodgreen Trust, Series 2021-1A, Class A, SEQ, 2.66%, 10/15/56(1)		251,844	207,245
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class B, 3.43%, 10/15/46(1)		521,674	449,244
MAPS Trust, Series 2021-1A, Class A, SEQ, 2.52%, 6/15/46(1)		615,898	549,243
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, 10/20/61(1)		1,600,000	1,347,578
SEB Funding LLC, Series 2024-1A, Class A2, SEQ, 7.39%, 4/30/54(1)(2)		700,000	700,000
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class C, 3.12%, 5/20/36(1)		55,108	54,464
Stonepeak ABS, Series 2021-1A, Class AA, 2.30%, 2/28/33(1)		376,385	350,391
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(1)		240,982	236,884
TOTAL ASSET-BACKED SECURITIES (Cost $14,178,310)			12,963,971
COLLATERALIZED MORTGAGE OBLIGATIONS — 3.0%
Private Sponsor Collateralized Mortgage Obligations — 2.4%
Angel Oak Mortgage Trust, Series 2024-3, Class A1, 4.80%, 11/26/68(1)		481,638	466,875
Bellemeade Re Ltd., Series 2019-3A, Class M1C, VRN, 7.39%, (1-month SOFR plus 2.06%), 7/25/29(1)		104,193	104,324
BRAVO Residential Funding Trust, Series 2024-NQM1, Class A2, 6.10%, 12/1/63(1)		441,859	440,955
CHL Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35		1,766	1,637
CHNGE Mortgage Trust, Series 2022-NQM1, Class A2, 5.82%, 6/25/67(1)		836,472	825,321
Eagle RE Ltd., Series 2023-1, Class M1A, VRN, 7.32%, (30-day average SOFR plus 2.00%), 9/26/33(1)		600,000	602,701
FS Commercial Mortgage Trust, Series 2023-4SZN, Class A, SEQ, 7.07%, 11/10/39(1)		860,000	892,633
GCAT Trust, Series 2023-NQM1, Class A2, 6.24%, 11/25/67(1)		555,835	555,522
Home RE Ltd., Series 2018-1, Class M2, VRN, 8.44%, (1-month SOFR plus 3.11%), 10/25/28(1)		445,041	447,773
Home RE Ltd., Series 2022-1, Class M1A, VRN, 8.17%, (30-day average SOFR plus 2.85%), 10/25/34(1)		318,597	320,943
JP Morgan Mortgage Trust, Series 2005-S2, Class 3A1, VRN, 7.17%, 2/25/32		9,878	9,325
MFA Trust, Series 2023-INV2, Class A2, 7.18%, 10/25/58(1)		1,000,591	1,010,021
22

	Principal Amount/Shares	Value
OBX Trust, Series 2021-NQM2, Class A2, SEQ, VRN, 1.36%, 5/25/61(1)	$1,148,687	$920,477
Radnor RE Ltd., Series 2021-2, Class M1A, VRN, 7.17%, (30-day average SOFR plus 1.85%), 11/25/31(1)	139,114	139,199
SoFi Mortgage Trust, Series 2016-1A, Class 1A4, SEQ, VRN, 3.00%, 11/25/46(1)	76,049	66,062
Starwood Mortgage Residential Trust, Series 2020-2, Class B1E, VRN, 3.00%, 4/25/60(1)	584,000	537,430
Triangle Re Ltd., Series 2021-1, Class M2, VRN, 9.34%, (1-month SOFR plus 4.01%), 8/25/33(1)	73,836	74,015
Verus Securitization Trust, Series 2022-INV1, Class A2, SEQ, 5.80%, 8/25/67(1)	784,713	778,437
Verus Securitization Trust, Series 2024-2, Class A3, SEQ, VRN, 6.50%, 2/25/69(1)	1,388,766	1,392,963
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1, SEQ, 6.00%, 6/25/36	57,471	50,484
		9,637,097
U.S. Government Agency Collateralized Mortgage Obligations — 0.6%
FHLMC, Series 2023-HQA2, Class M1A, VRN, 7.32%, (30-day average SOFR plus 2.00%), 6/25/43(1)	490,088	493,872
FHLMC, Series 3397, Class GF, VRN, 5.93%, (30-day average SOFR plus 0.61%), 12/15/37	72,910	72,441
FNMA, Series 2014-C02, Class 2M2, VRN, 8.03%, (30-day average SOFR plus 2.71%), 5/25/24	117,268	117,428
FNMA, Series 2023-39, Class AI, IO, 2.00%, 7/25/52	9,405,816	1,183,177
FNMA, Series 2023-R05, Class 1M1, VRN, 7.22%, (30-day average SOFR plus 1.90%), 6/25/43(1)	421,741	426,911
GNMA, Series 2007-5, Class FA, VRN, 5.58%, (1-month SOFR plus 0.25%), 2/20/37	97,893	97,783
		2,391,612
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $12,028,078)		12,028,709
COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.6%
Bank, Series 2018-BN15, Class D, 3.00%, 11/15/61(1)	304,000	225,135
Bank, Series 2019-BN17, Class D, 3.00%, 4/15/52(1)	388,000	290,521
Bank, Series 2021-BN36, Class D, VRN, 2.50%, 9/15/64(1)	387,896	252,379
BBCMS Mortgage Trust, Series 2019-C5, Class D, 2.50%, 11/15/52(1)	415,246	302,065
Benchmark Mortgage Trust, Series 2018-B5, Class D, VRN, 3.10%, 7/15/51(1)	529,000	380,681
Benchmark Mortgage Trust, Series 2020-B16, Class D, 2.50%, 2/15/53(1)	752,000	518,533
BX Commercial Mortgage Trust, Series 2020-VIV2, Class C, VRN, 3.54%, 3/9/44(1)	758,491	660,167
BX Commercial Mortgage Trust, Series 2023-VLT2, Class B, VRN, 8.45%, (1-month SOFR plus 3.13%), 6/15/40(1)	747,000	751,321
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, VRN, 7.52%, (1-month SOFR plus 2.20%), 5/15/36(1)	1,650,893	1,649,767
Credit Suisse Mortgage Trust, Series 2021-BHAR, Class B, VRN, 6.94%, (1-month SOFR plus 1.61%), 11/15/38(1)	469,000	466,290
CSAIL Commercial Mortgage Trust, Series 2019-C15, Class D, 3.00%, 3/15/52(1)	625,000	460,295
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class A, SEQ, 3.14%, 12/10/36(1)	1,254,000	1,224,458
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class D, VRN, 3.96%, 12/10/36(1)	510,000	497,544
Morgan Stanley Capital I Trust, Series 2018-H3, Class D, 3.00%, 7/15/51(1)	289,000	223,803
23

		Principal Amount/Shares	Value
Morgan Stanley Capital I Trust, Series 2020-L4, Class D, 2.50%, 2/15/53(1)		$628,000	$427,238
One Market Plaza Trust, Series 2017-1MKT, Class B, 3.85%, 2/10/32(1)		1,097,000	995,451
THPT Mortgage Trust, Series 2023-THL, Class B, VRN, 7.67%, 12/10/34(1)		970,000	992,123
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $10,383,059)			10,317,771
PREFERRED STOCKS — 2.2%
Banks — 2.2%
Barclays PLC, 8.00%		840,000	839,898
BNP Paribas SA, 7.375%(1)		860,000	864,190
Commerzbank AG, 7.00%		1,000,000	986,012
Credit Agricole SA, 6.875%(1)		420,000	420,007
Credit Agricole SA, 8.125%(1)		860,000	878,868
Danske Bank AS, 7.00%		860,000	854,978
HSBC Holdings PLC, 6.375%		380,000	378,955
Lloyds Banking Group PLC, 7.50%		940,000	935,129
NatWest Group PLC, 8.00%		860,000	865,313
Societe Generale SA, 8.50%(1)		945,000	942,637
Truist Financial Corp., 4.95%		815,000	801,621
TOTAL PREFERRED STOCKS (Cost $8,736,177)			8,767,608
SOVEREIGN GOVERNMENTS AND AGENCIES — 2.1%
Chile — 0.1%
Chile Government International Bonds, 5.33%, 1/5/54		$300,000	288,928
Germany — 1.2%
Bundesrepublik Deutschland Bundesanleihe, 2.30%, 2/15/33	EUR	4,450,000	4,817,171
Indonesia — 0.1%
Indonesia Government International Bonds, 5.10%, 2/10/54		$300,000	291,038
Mexico — 0.2%
Mexico Government International Bonds, 6.35%, 2/9/35		191,000	197,381
Mexico Government International Bonds, 6.00%, 5/7/36		500,000	502,153
			699,534
Panama — 0.1%
Panama Government International Bonds, 6.875%, 1/31/36		273,000	266,836
Panama Government International Bonds, 4.50%, 4/1/56		400,000	261,692
			528,528
Peru — 0.1%
Peru Government International Bonds, 3.00%, 1/15/34		350,000	287,525
Philippines — 0.0%
Philippines Government International Bonds, 6.375%, 10/23/34		235,000	259,528
Romania — 0.3%
Romania Government International Bonds, 6.625%, 2/17/28(1)		1,186,000	1,223,932
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $8,399,183)			8,396,184
MUNICIPAL SECURITIES — 1.1%
California State University Rev., 2.98%, 11/1/51		400,000	280,067
Escambia County Health Facilities Authority Rev., (Baptist Health Care Corp. Obligated Group), 3.61%, 8/15/40 (AGM)		105,000	83,587
24

	Principal Amount/Shares	Value
Foothill-Eastern Transportation Corridor Agency Rev., 4.09%, 1/15/49	$387,000	$326,486
Golden State Tobacco Securitization Corp. Rev., 2.75%, 6/1/34	910,000	768,066
Houston GO, 3.96%, 3/1/47	255,000	221,306
Los Angeles Community College District GO, 6.75%, 8/1/49	130,000	152,119
Michigan Strategic Fund Rev., (Flint Water Advocacy Fund), 3.23%, 9/1/47	580,000	447,452
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	50,000	50,480
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	40,000	46,564
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	455,000	348,561
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	150,000	146,494
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	225,000	155,460
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	355,000	379,618
State of California GO, 4.60%, 4/1/38	140,000	135,433
State of California GO, 7.60%, 11/1/40	25,000	30,939
State of Washington GO, 5.14%, 8/1/40	190,000	190,000
Texas Natural Gas Securitization Finance Corp. Rev., 5.17%, 4/1/41	460,000	467,838
University of California Rev., 3.07%, 5/15/51	220,000	159,578
TOTAL MUNICIPAL SECURITIES (Cost $5,328,107)		4,390,048
U.S. GOVERNMENT AGENCY SECURITIES — 0.1%
Tennessee Valley Authority, 1.50%, 9/15/31 (Cost $399,945)	400,000	330,309
SHORT-TERM INVESTMENTS — 1.1%
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	24,198	24,198
Repurchase Agreements — 1.1%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.625%, 9/15/26, valued at $184,981), in a joint trading account at 5.28%, dated 3/28/24, due 4/1/24 (Delivery value $181,417)		181,311
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 3/31/27, valued at $3,373,187), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $3,308,947)		3,307,000
TD Securities (USA) LLC, (collateralized by various U.S. Treasury obligations, 0.375% - 2.625%, 1/31/26 - 11/15/29, valued at $746,798), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $732,431)		732,000
		4,220,311
TOTAL SHORT-TERM INVESTMENTS (Cost $4,244,509)		4,244,509
TOTAL INVESTMENT SECURITIES — 100.9% (Cost $408,534,430)		399,301,376
OTHER ASSETS AND LIABILITIES — (0.9)%		(3,635,018)
TOTAL NET ASSETS — 100.0%		$395,666,358

25

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,247,544	CAD	1,679,646	UBS AG	6/20/24	$6,136
USD	5,068,564	EUR	4,614,451	Citibank N.A.	6/20/24	74,547
						$80,683

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	69	June 2024	$14,109,422	$(3,689)
U.S. Treasury 5-Year Notes	462	June 2024	49,441,219	12,188
U.S. Treasury 10-Year Notes	60	June 2024	6,647,812	5,919
U.S. Treasury Long Bonds	35	June 2024	4,215,313	40,120
U.S. Treasury Ultra Bonds	22	June 2024	2,838,000	6,338
			$77,251,766	$60,876
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Ultra Notes	98	June 2024	$11,231,719	$22,325
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
AGM	–	Assured Guaranty Municipal Corporation
CAD	–	Canadian Dollar
EUR	–	Euro
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
GNMA	–	Government National Mortgage Association
GO	–	General Obligation
H15T1Y	–	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IO	–	Interest Only
RFUCC	–	FTSE USD IBOR Consumer Cash Fallbacks
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
TBA	–	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $92,283,823, which represented 23.3% of total net assets.
(2)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(3)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts and/or futures contracts. At the period end, the aggregate value of securities pledged was $944,781.

See Notes to Financial Statements.
26

Statement of Assets and Liabilities

MARCH 31, 2024
Assets
Investment securities, at value (cost of $408,534,430)	$399,301,376
Cash	400,000
Receivable for investments sold	600,461
Receivable for capital shares sold	10,408
Unrealized appreciation on forward foreign currency exchange contracts	80,683
Interest receivable	3,268,516
403,661,444

Liabilities
Payable for investments purchased	7,702,009
Payable for capital shares redeemed	46,824
Payable for variation margin on futures contracts	53,435
Accrued management fees	178,044
Distribution and service fees payable	3,337
Dividends payable	11,437
7,995,086

Net Assets	$395,666,358

Net Assets Consist of:
Capital paid in	$490,664,471
Distributable earnings (loss)	(94,998,113)
$395,666,358

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$364,078,613	39,697,897	$9.17
I Class	$15,272,914	1,665,236	$9.17
A Class	$12,467,401	1,359,154	$9.17
C Class	$427,975	46,655	$9.17
R Class	$822,298	89,642	$9.17
R5 Class	$2,592,529	282,724	$9.17
G Class	$4,628	505	$9.16
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $9.60 (net asset value divided by 0.955). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
27

Statement of Operations

YEAR ENDED MARCH 31, 2024
Investment Income (Loss)
Income:
Interest	$19,194,995

Expenses:
Management fees	2,070,504
Distribution and service fees:
A Class	30,820
C Class	4,708
R Class	4,225
Trustees' fees and expenses	29,772
Other expenses	18,000
2,158,029
Fees waived - G Class	(15)
2,158,014

Net investment income (loss)	17,036,981

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(20,063,467)
Forward foreign currency exchange contract transactions	9,460
Futures contract transactions	(4,442,002)
Swap agreement transactions	(192,347)
Foreign currency translation transactions	1,310
(24,687,046)

Change in net unrealized appreciation (depreciation) on:
Investments	13,780,332
Forward foreign currency exchange contracts	100,467
Futures contracts	(385,482)
Swap agreements	(19,514)
Translation of assets and liabilities in foreign currencies	2,647
13,478,450

Net realized and unrealized gain (loss)	(11,208,596)

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,828,385

See Notes to Financial Statements.
28

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2024 AND MARCH 31, 2023
Increase (Decrease) in Net Assets	March 31, 2024	March 31, 2023
Operations
Net investment income (loss)	$17,036,981	$15,620,902
Net realized gain (loss)	(24,687,046)	(53,430,341)
Change in net unrealized appreciation (depreciation)	13,478,450	4,932,353
Net increase (decrease) in net assets resulting from operations	5,828,385	(32,877,086)

Distributions to Shareholders
From earnings:
Investor Class	(15,217,394)	(13,691,159)
I Class	(844,492)	(879,066)
A Class	(504,367)	(406,845)
C Class	(15,541)	(16,173)
R Class	(32,397)	(23,016)
R5 Class	(311,731)	(325,997)
G Class	(220)	(3,950)
Decrease in net assets from distributions	(16,926,142)	(15,346,206)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(8,316,024)	(48,272,952)

Net increase (decrease) in net assets	(19,413,781)	(96,496,244)

Net Assets
Beginning of period	415,080,139	511,576,383
End of period	$395,666,358	$415,080,139

See Notes to Financial Statements.
29

Notes to Financial Statements

MARCH 31, 2024

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Core Plus Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, bank loan obligations, municipal securities and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

30

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Foreign Currency Translations — All assets and liabilities, including investment securities and other financial instruments, initially expressed in foreign currencies are translated into U.S. dollars each day at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
31

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 79% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

32

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2024 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2425% to 0.3600%	0.2500% to 0.3100%	0.54%
I Class		0.1500% to 0.2100%	0.44%
A Class		0.2500% to 0.3100%	0.54%
C Class		0.2500% to 0.3100%	0.54%
R Class		0.2500% to 0.3100%	0.54%
R5 Class		0.0500% to 0.1100%	0.34%
G Class		0.0500% to 0.1100%	0.00%(1)
(1)Effective annual management fee before waiver was 0.34%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2024 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2024 totaled $576,357,639, of which $329,341,758 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2024 totaled $583,155,841, of which $325,206,563 represented U.S. Treasury and Government Agency obligations.

33

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2024		Year ended March 31, 2023
	Shares	Amount	Shares	Amount
Investor Class
Sold	6,534,451	$59,345,480	5,081,059	$47,667,019
Issued in reinvestment of distributions	1,654,667	15,090,645	1,429,507	13,583,118
Redeemed	(7,598,653)	(70,262,306)	(10,325,717)	(97,270,793)
	590,465	4,173,819	(3,815,151)	(36,020,656)
I Class
Sold	243,261	2,222,195	757,903	7,274,238
Issued in reinvestment of distributions	92,651	844,448	92,122	879,066
Redeemed	(1,050,816)	(9,574,280)	(1,828,990)	(17,536,841)
	(714,904)	(6,507,637)	(978,965)	(9,383,537)
A Class
Sold	225,577	2,047,365	180,012	1,716,953
Issued in reinvestment of distributions	53,679	489,476	41,394	393,605
Redeemed	(252,246)	(2,295,525)	(354,251)	(3,400,979)
	27,010	241,316	(132,845)	(1,290,421)
C Class
Sold	21,490	197,349	15,493	146,424
Issued in reinvestment of distributions	1,695	15,478	1,696	16,173
Redeemed	(44,058)	(402,427)	(60,271)	(577,439)
	(20,873)	(189,600)	(43,082)	(414,842)
R Class
Sold	36,396	332,392	24,675	234,683
Issued in reinvestment of distributions	3,523	32,090	2,413	22,899
Redeemed	(43,513)	(386,199)	(12,897)	(123,415)
	(3,594)	(21,717)	14,191	134,167
R5 Class
Sold	218,105	1,972,970	185,671	1,762,029
Issued in reinvestment of distributions	32,613	295,904	34,049	323,762
Redeemed	(911,881)	(8,281,299)	(305,024)	(2,919,960)
	(661,163)	(6,012,425)	(85,304)	(834,169)
G Class
Sold	—	—	1,035	10,491
Issued in reinvestment of distributions	24	220	270	2,699
Redeemed	—	—	(49,187)	(476,684)
	24	220	(47,882)	(463,494)
Net increase (decrease)	(783,035)	$(8,316,024)	(5,089,038)	$(48,272,952)

34

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$140,391,159	—
Corporate Bonds	—	131,542,160	—
U.S. Treasury Securities	—	50,362,255	—
Collateralized Loan Obligations	—	15,566,693	—
Asset-Backed Securities	—	12,963,971	—
Collateralized Mortgage Obligations	—	12,028,709	—
Commercial Mortgage-Backed Securities	—	10,317,771	—
Preferred Stocks	—	8,767,608	—
Sovereign Governments and Agencies	—	8,396,184	—
Municipal Securities	—	4,390,048	—
U.S. Government Agency Securities	—	330,309	—
Short-Term Investments	$24,198	4,220,311	—
	$24,198	$399,277,178	—
Other Financial Instruments
Futures Contracts	$86,890	—	—
Forward Foreign Currency Exchange Contracts	—	$80,683	—
	$86,890	$80,683	—

Liabilities
Other Financial Instruments
Futures Contracts	$3,689	—	—

35

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $8,034,840.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $5,553,662.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $114,240,211 futures contracts purchased and $7,646,260 futures contracts sold.

36

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $7,900,000.

Value of Derivative Instruments as of March 31, 2024

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$80,683	Unrealized depreciation on forward foreign currency exchange contracts	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$53,435
		$80,683		$53,435
*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2024

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(224,561)	Change in net unrealized appreciation (depreciation) on swap agreements	$21,763
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	9,460	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	100,467
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(4,442,002)	Change in net unrealized appreciation (depreciation) on futures contracts	(385,482)
Other Contracts	Net realized gain (loss) on swap agreement transactions	32,214	Change in net unrealized appreciation (depreciation) on swap agreements	(41,277)
		$(4,624,889)		$(304,529)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

37

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distributions Paid From
Ordinary income	$16,926,142	$15,346,206
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$408,958,160
Gross tax appreciation of investments	$3,444,090
Gross tax depreciation of investments	(13,100,874)
Net tax appreciation (depreciation) of investments	(9,656,784)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	1,050
Net tax appreciation (depreciation)	$(9,655,734)
Other book-to-tax adjustments	$(21,609)
Undistributed ordinary income	$243,380
Accumulated short-term capital losses	$(37,530,628)
Accumulated long-term capital losses	$(48,033,522)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
38

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2024	$9.45	0.40	(0.28)	0.12	(0.40)	—	(0.40)	$9.17	1.37%	0.55%	0.55%	4.38%	4.38%	150%	$364,079
2023	$10.44	0.32	(0.99)	(0.67)	(0.32)	—	(0.32)	$9.45	(6.42)%	0.55%	0.55%	3.37%	3.37%	174%	$369,558
2022	$11.18	0.25	(0.62)	(0.37)	(0.27)	(0.10)	(0.37)	$10.44	(3.55)%	0.54%	0.54%	2.20%	2.20%	238%	$448,004
2021	$10.78	0.23	0.44	0.67	(0.27)	—	(0.27)	$11.18	6.17%	0.55%	0.58%	2.01%	1.98%	285%	$383,214
2020	$10.56	0.29	0.19	0.48	(0.26)	—	(0.26)	$10.78	4.57%	0.55%	0.65%	2.64%	2.54%	129%	$85,343
I Class
2024	$9.45	0.41	(0.28)	0.13	(0.41)	—	(0.41)	$9.17	1.47%	0.45%	0.45%	4.48%	4.48%	150%	$15,273
2023	$10.44	0.33	(0.99)	(0.66)	(0.33)	—	(0.33)	$9.45	(6.33)%	0.45%	0.45%	3.47%	3.47%	174%	$22,492
2022	$11.18	0.26	(0.62)	(0.36)	(0.28)	(0.10)	(0.38)	$10.44	(3.45)%	0.44%	0.44%	2.30%	2.30%	238%	$35,057
2021	$10.77	0.24	0.45	0.69	(0.28)	—	(0.28)	$11.18	6.26%	0.45%	0.48%	2.11%	2.08%	285%	$39,729
2020	$10.56	0.30	0.18	0.48	(0.27)	—	(0.27)	$10.77	4.67%	0.45%	0.55%	2.74%	2.64%	129%	$27,999

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2024	$9.45	0.38	(0.28)	0.10	(0.38)	—	(0.38)	$9.17	1.11%	0.80%	0.80%	4.13%	4.13%	150%	$12,467
2023	$10.44	0.30	(1.00)	(0.70)	(0.29)	—	(0.29)	$9.45	(6.66)%	0.80%	0.80%	3.12%	3.12%	174%	$12,591
2022	$11.18	0.22	(0.62)	(0.40)	(0.24)	(0.10)	(0.34)	$10.44	(3.79)%	0.79%	0.79%	1.95%	1.95%	238%	$15,294
2021	$10.78	0.21	0.43	0.64	(0.24)	—	(0.24)	$11.18	5.91%	0.80%	0.83%	1.76%	1.73%	285%	$19,275
2020	$10.56	0.26	0.19	0.45	(0.23)	—	(0.23)	$10.78	4.31%	0.80%	0.90%	2.39%	2.29%	129%	$16,670
C Class
2024	$9.45	0.31	(0.28)	0.03	(0.31)	—	(0.31)	$9.17	0.36%	1.55%	1.55%	3.38%	3.38%	150%	$428
2023	$10.44	0.22	(0.99)	(0.77)	(0.22)	—	(0.22)	$9.45	(7.36)%	1.55%	1.55%	2.37%	2.37%	174%	$638
2022	$11.18	0.13	(0.62)	(0.49)	(0.15)	(0.10)	(0.25)	$10.44	(4.51)%	1.54%	1.54%	1.20%	1.20%	238%	$1,154
2021	$10.77	0.12	0.44	0.56	(0.15)	—	(0.15)	$11.18	5.20%	1.55%	1.58%	1.01%	0.98%	285%	$1,458
2020	$10.56	0.18	0.18	0.36	(0.15)	—	(0.15)	$10.77	3.45%	1.55%	1.65%	1.64%	1.54%	129%	$3,623
R Class
2024	$9.45	0.35	(0.28)	0.07	(0.35)	—	(0.35)	$9.17	0.86%	1.05%	1.05%	3.88%	3.88%	150%	$822
2023	$10.44	0.28	(1.00)	(0.72)	(0.27)	—	(0.27)	$9.45	(6.89)%	1.05%	1.05%	2.87%	2.87%	174%	$881
2022	$11.18	0.19	(0.62)	(0.43)	(0.21)	(0.10)	(0.31)	$10.44	(4.03)%	1.04%	1.04%	1.70%	1.70%	238%	$825
2021	$10.77	0.18	0.44	0.62	(0.21)	—	(0.21)	$11.18	5.64%	1.05%	1.08%	1.51%	1.48%	285%	$591
2020	$10.56	0.23	0.19	0.42	(0.21)	—	(0.21)	$10.77	4.05%	1.05%	1.15%	2.14%	2.04%	129%	$487

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2024	$9.45	0.42	(0.28)	0.14	(0.42)	—	(0.42)	$9.17	1.57%	0.35%	0.35%	4.58%	4.58%	150%	$2,593
2023	$10.43	0.34	(0.98)	(0.64)	(0.34)	—	(0.34)	$9.45	(6.15)%	0.35%	0.35%	3.57%	3.57%	174%	$8,916
2022	$11.17	0.27	(0.62)	(0.35)	(0.29)	(0.10)	(0.39)	$10.43	(3.36)%	0.34%	0.34%	2.40%	2.40%	238%	$10,737
2021	$10.77	0.26	0.43	0.69	(0.29)	—	(0.29)	$11.17	6.38%	0.35%	0.38%	2.21%	2.18%	285%	$10,817
2020	$10.56	0.31	0.18	0.49	(0.28)	—	(0.28)	$10.77	4.68%	0.35%	0.45%	2.84%	2.74%	129%	$10,193
G Class
2024	$9.44	0.45	(0.28)	0.17	(0.45)	—	(0.45)	$9.16	1.92%	0.01%	0.35%	4.92%	4.58%	150%	$5
2023	$10.43	0.34	(0.96)	(0.62)	(0.37)	—	(0.37)	$9.44	(5.92)%	0.01%	0.35%	3.91%	3.57%	174%	$5
2022	$11.17	0.30	(0.62)	(0.32)	(0.32)	(0.10)	(0.42)	$10.43	(3.04)%	0.01%	0.34%	2.73%	2.40%	238%	$504
2021(3)	$11.37	0.11	(0.16)	(0.05)	(0.15)	—	(0.15)	$11.17	(0.45)%	0.01%	0.35%	2.47%	2.13%	285%(4)	$45,097

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)November 4, 2020 (commencement of sale) through March 31, 2021.
(4)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2021.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the Core Plus Fund and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Core Plus Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2024, the related statement of operations for the year ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for the three years then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for the three years then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2024

We have served as the auditor of one or more American Century investment companies since 1997.
43

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	31	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	86	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Retired; Chief Financial Officer, EMPIRE (digital media distribution) (2023); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	31	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	31	None
44

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	31	None
John M. Loder (1958)	Trustee	Since 2024	Retired; Lawyer, Ropes & Gray LLP (1984 to 2023)	31	None
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

45

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

46

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2023 through December 31, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

47

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92279 2405

Annual Report

March 31, 2024

Diversified Bond Fund
Investor Class (ADFIX)
I Class (ACBPX)
Y Class (ADVYX)
A Class (ADFAX)
C Class (CDBCX)
R Class (ADVRX)
R5 Class (ADRVX)
R6 Class (ADDVX)
G Class (ACDOX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending March 31, 2024. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Surged While Bonds Delivered Modest Gains

Soaring U.S. Treasury yields weighed on bond returns for the first six months of the reporting period. Meanwhile, inflation slowed but remained well above the Federal Reserve’s (Fed’s) target, lending conditions tightened, and recession risk rose. This fueled expectations for a shift in Fed policy, which, along with better-than-expected earnings, helped U.S. stocks deliver modest gains.

The Fed lifted rates in May, paused in June and hiked again in July to a range of 5.25% to 5.5%, a 22-year high. The Fed left rates unchanged in September but warned that persistent above-target inflation may require more tightening. This news pushed Treasury yields to multiyear highs in October and sent stocks tumbling. By November, inflation showed signs of moderating, and the Fed held rates steady again, reviving investor enthusiasm. Then, in December, Fed policymakers expressed more confidence about the inflation outlook and forecasted three rate cuts for 2024. Against this backdrop, recession fears eased, Treasury yields declined, and stocks and bonds ended 2023 on a strong note.
Despite the Fed’s continued pause, yields reversed course again in early 2024 amid a steady stream of better-than-expected economic data and persistent inflation. But the bond market’s late-2023 rally helped the Bloomberg U.S. Aggregate Bond Index maintain a gain of 1.70% for the 12-month period. Most stock indices continued to rally into 2024, buoyed by solid corporate earnings and expectations for Fed rate cuts. The S&P 500 Index returned 29.88% for the 12-month period, and growth stocks generally outperformed value stocks.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, still-tight financial conditions, political uncertainty and slowing growth. In addition, the Israel-Hamas war and other tensions in the Middle East complicate the global backdrop and represent additional considerations for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2024
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ADFIX	1.15%	0.27%	1.27%	—	12/3/01
Bloomberg U.S. Aggregate Bond Index	—	1.70%	0.36%	1.54%	—	—
I Class	ACBPX	1.35%	0.46%	1.47%	—	4/1/93
Y Class	ADVYX	1.38%	0.51%	—	0.97%	4/10/17
A Class	ADFAX					12/3/01
No sales charge		0.90%	0.01%	1.02%	—
With sales charge		-3.64%	-0.91%	0.56%	—
C Class	CDBCX	0.14%	-0.74%	0.27%	—	1/31/03
R Class	ADVRX	0.64%	-0.22%	0.76%	—	7/29/05
R5 Class	ADRVX	1.45%	0.47%	—	0.94%	4/10/17
R6 Class	ADDVX	1.40%	0.51%	1.53%	—	7/26/13
G Class	ACDOX	1.75%	—	—	0.33%	5/19/22
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2024
Investor Class — $11,348

Bloomberg U.S. Aggregate Bond Index — $11,657

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.60%	0.40%	0.37%	0.85%	1.60%	1.10%	0.40%	0.35%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Jason Greenblath, Jeff Houston, Paul Norris and Charles Tan

Effective November 10, 2023, Paul Norris joined the portfolio’s management team. Peter Van Gelderen left the team August 31, 2023.

Performance Summary

Diversified Bond returned 1.15%* for the 12 months ended March 31, 2024. By comparison, the Bloomberg U.S. Aggregate Bond Index returned 1.70%. Fund returns reflect operating expenses, while index returns do not.

Late-2023 Rally Drove Bond Market Gains

Healthy economic data, above-target inflation and restrictive Federal Reserve (Fed) policy helped drive up Treasury yields through October, when they reached multiyear highs. Then, amid moderating inflation and expectations for a Fed policy pivot, yields reversed course and dropped sharply by year-end, triggering a fourth-quarter 2023 rally among bonds. The Fed adopted a more dovish tone and penciled in three rate cuts for 2024. This action left many investors optimistic that the Fed could avoid a recession by engineering a soft landing.

However, in early 2024, persistent inflation, relatively healthy economic data and an uncertain Fed rate-cut timetable pushed Treasury yields higher again and bond returns lower. Overall, the 10-year Treasury yield ended the 12-month period at 4.21%, 74 basis points (bps) higher than a year earlier. The two-year Treasury climbed 60 bps to 4.63%. Nevertheless, the late-2023 rally generally helped investment-grade bonds maintain modest 12-month gains.

Duration Detracted from Relative Performance

Compared with the index, our duration positioning hindered results for the 12-month period. Amid mounting recession risk, we extended duration through late 2023. This positioning aided results in the fourth quarter of 2023, when yields rallied, but it weighed on results overall as yields rose for the 12 months.

We reduced the portfolio’s duration exposure in late 2023 and early 2024. However, given our expectations for economic growth to slow, we still believe maintaining a modest duration overweight is prudent.

Security Selection, Sector Allocations Enhanced Relative Results

Security selection aided relative results, primarily in the securitized sector. Our securitized investments broadly contributed, including collateralized loan obligations, asset-backed securities, agency mortgage-backed securities, non-agency collateralized mortgage obligations and non-agency commercial mortgage-backed securities. Our selections among investment-grade corporates also aided results.

Additionally, our sector allocation decisions contributed to performance. An underweight position versus the index in government securities and an out-of-index position in high-yield corporate bonds boosted results.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Fund Characteristics

MARCH 31, 2024
Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities	34.5%
U.S. Treasury Securities	26.1%
Corporate Bonds	26.0%
Collateralized Loan Obligations	3.5%
Collateralized Mortgage Obligations	3.2%
Asset-Backed Securities	3.0%
Municipal Securities	0.9%
Sovereign Governments and Agencies	0.8%
U.S. Government Agency Securities	0.8%
Commercial Mortgage-Backed Securities	0.6%
Short-Term Investments	3.2%
Other Assets and Liabilities	(2.6)%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period(1) 10/1/23 - 3/31/24	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,060.80	$3.09	0.60%
I Class	$1,000	$1,061.90	$2.06	0.40%
Y Class	$1,000	$1,063.20	$1.91	0.37%
A Class	$1,000	$1,059.50	$4.38	0.85%
C Class	$1,000	$1,055.60	$8.22	1.60%
R Class	$1,000	$1,059.40	$5.66	1.10%
R5 Class	$1,000	$1,063.00	$2.06	0.40%
R6 Class	$1,000	$1,063.30	$1.81	0.35%
G Class	$1,000	$1,065.10	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,022.00	$3.03	0.60%
I Class	$1,000	$1,023.00	$2.02	0.40%
Y Class	$1,000	$1,023.15	$1.87	0.37%
A Class	$1,000	$1,020.75	$4.29	0.85%
C Class	$1,000	$1,017.00	$8.07	1.60%
R Class	$1,000	$1,019.50	$5.55	1.10%
R5 Class	$1,000	$1,023.00	$2.02	0.40%
R6 Class	$1,000	$1,023.25	$1.77	0.35%
G Class	$1,000	$1,024.95	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

MARCH 31, 2024

	Principal Amount/Shares	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 34.5%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FHLMC, VRN, 6.15%, (1-year H15T1Y plus 2.25%), 9/1/35	$159,842	$164,156
FHLMC, VRN, 5.68%, (1-year RFUCC plus 1.86%), 7/1/36	426,200	437,755
FHLMC, VRN, 6.19%, (1-year H15T1Y plus 2.14%), 10/1/36	333,691	342,438
FHLMC, VRN, 5.96%, (1-year H15T1Y plus 2.26%), 4/1/37	328,094	336,478
FHLMC, VRN, 6.10%, (1-year RFUCC plus 1.89%), 7/1/41	134,291	134,545
FHLMC, VRN, 5.90%, (1-year RFUCC plus 1.65%), 12/1/42	159,323	161,339
FHLMC, VRN, 7.33%, (1-year RFUCC plus 1.63%), 1/1/44	551,764	565,380
FHLMC, VRN, 5.52%, (1-year RFUCC plus 1.60%), 6/1/45	370,531	378,961
FHLMC, VRN, 5.76%, (1-year RFUCC plus 1.63%), 8/1/46	437,002	447,508
FHLMC, VRN, 3.11%, (1-year RFUCC plus 1.64%), 9/1/47	324,795	327,878
FNMA, VRN, 7.43%, (6-month RFUCC plus 1.57%), 6/1/35	498,122	506,593
FNMA, VRN, 7.44%, (6-month RFUCC plus 1.57%), 6/1/35	247,747	252,049
FNMA, VRN, 7.44%, (6-month RFUCC plus 1.57%), 6/1/35	180,316	183,246
FNMA, VRN, 7.44%, (6-month RFUCC plus 1.57%), 6/1/35	45,737	46,512
FNMA, VRN, 7.24%, (6-month RFUCC plus 1.54%), 9/1/35	225,927	229,172
FNMA, VRN, 6.01%, (1-year H15T1Y plus 2.15%), 3/1/38	463,091	476,063
FNMA, VRN, 7.26%, (1-year RFUCC plus 1.61%), 4/1/46	484,066	497,208
FNMA, VRN, 3.19%, (1-year RFUCC plus 1.61%), 3/1/47	1,044,949	994,033
FNMA, VRN, 3.11%, (1-year RFUCC plus 1.61%), 4/1/47	599,572	569,774
FNMA, VRN, 3.20%, (1-year RFUCC plus 1.62%), 5/1/47	182,935	188,000
FNMA, VRN, 5.01%, (1-year RFUCC plus 1.62%), 5/1/47	580,202	590,298
		7,829,386
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 34.4%
FHLMC, 6.00%, 9/1/35	955,676	991,434
FHLMC, 2.00%, 6/1/36	32,569,081	29,079,558
FHLMC, 6.00%, 2/1/38	552,384	573,099
FHLMC, 3.50%, 2/1/49	33,685,046	30,685,507
FHLMC, 3.00%, 1/1/50	23,458,926	20,306,255
FHLMC, 3.50%, 5/1/50	4,848,093	4,401,456
FHLMC, 2.50%, 10/1/50	23,376,460	19,460,838
FHLMC, 2.50%, 5/1/51	8,394,037	6,991,187
FHLMC, 3.50%, 5/1/51	21,681,706	19,639,583
FHLMC, 3.00%, 7/1/51	12,154,334	10,566,357
FHLMC, 2.00%, 8/1/51	26,558,958	21,180,942
FHLMC, 2.50%, 8/1/51	24,731,717	20,513,916
FHLMC, 2.50%, 10/1/51	14,301,901	12,040,730
FHLMC, 3.00%, 12/1/51	18,474,362	15,942,327
FHLMC, 3.00%, 2/1/52	18,071,641	15,671,855
FHLMC, 3.50%, 5/1/52	14,417,591	13,081,897
FHLMC, 4.00%, 5/1/52	22,523,470	20,900,678
FHLMC, 4.00%, 5/1/52	17,930,803	16,777,741
FHLMC, 3.00%, 6/1/52	8,915,823	7,751,446
FHLMC, 4.00%, 6/1/52	68,720,760	64,323,671
FHLMC, 5.00%, 7/1/52	10,734,597	10,597,947
FHLMC, 4.50%, 8/1/52	7,015,356	6,764,073
FHLMC, 4.50%, 10/1/52	33,995,095	32,383,892
9

	Principal Amount/Shares	Value
FHLMC, 4.50%, 10/1/52	$33,392,488	$31,808,791
FHLMC, 5.50%, 11/1/52	9,071,661	9,059,512
FHLMC, 6.00%, 11/1/52	50,626,468	51,383,720
FHLMC, 5.50%, 12/1/52	8,604,026	8,587,932
FHLMC, 6.00%, 1/1/53	30,144,604	30,524,784
FHLMC, 6.50%, 11/1/53	29,039,009	29,723,020
FNMA, 6.00%, 12/1/33	406,766	419,026
FNMA, 2.00%, 5/1/36	13,074,280	11,697,821
FNMA, 2.00%, 11/1/36	50,370,503	44,924,459
FNMA, 2.50%, 12/1/36	35,487,161	32,488,470
FNMA, 2.00%, 1/1/37	22,964,217	20,482,087
FNMA, 6.00%, 9/1/37	698,036	723,366
FNMA, 6.00%, 11/1/37	612,310	634,604
FNMA, 4.50%, 4/1/39	738,749	724,789
FNMA, 4.50%, 5/1/39	2,131,038	2,090,771
FNMA, 6.50%, 5/1/39	358,560	372,508
FNMA, 4.50%, 9/1/39	673,016	660,297
FNMA, 4.50%, 10/1/39	3,525,499	3,458,866
FNMA, 4.50%, 11/1/40	471,961	463,044
FNMA, 3.50%, 12/1/40	72,894	67,345
FNMA, 4.00%, 8/1/41	3,158,983	3,001,155
FNMA, 4.50%, 9/1/41	447,737	439,271
FNMA, 3.50%, 10/1/41	3,049,189	2,812,020
FNMA, 3.50%, 12/1/41	2,389,770	2,202,495
FNMA, 4.00%, 12/1/41	1,419,883	1,345,865
FNMA, 3.50%, 2/1/42	3,487,994	3,214,664
FNMA, 3.50%, 5/1/42	674,226	621,274
FNMA, 3.50%, 6/1/42	9,122,150	8,403,511
FNMA, 3.50%, 8/1/42	6,083,396	5,598,388
FNMA, 3.50%, 9/1/42	1,070,312	984,541
FNMA, 4.00%, 11/1/45	1,200,129	1,134,562
FNMA, 4.00%, 11/1/45	1,078,213	1,021,645
FNMA, 4.00%, 2/1/46	1,890,280	1,790,912
FNMA, 4.00%, 4/1/46	2,960,908	2,806,176
FNMA, 3.00%, 5/1/50	3,069,826	2,728,470
FNMA, 2.50%, 6/1/50	24,795,552	20,700,247
FNMA, 2.50%, 10/1/50	36,927,257	30,633,200
FNMA, 2.50%, 12/1/50	11,095,359	9,193,615
FNMA, 2.50%, 2/1/51	52,007,665	43,402,898
FNMA, 2.00%, 3/1/51	3,526,940	2,809,259
FNMA, 3.00%, 6/1/51	1,520,364	1,337,696
FNMA, 2.50%, 12/1/51	23,293,062	19,458,366
FNMA, 2.00%, 2/1/52	7,120,147	5,718,417
FNMA, 2.50%, 2/1/52	10,122,345	8,427,662
FNMA, 3.00%, 2/1/52	38,215,797	33,146,334
FNMA, 3.00%, 2/1/52	31,618,916	27,440,076
FNMA, 3.00%, 2/1/52	17,569,250	15,238,507
FNMA, 2.00%, 3/1/52	47,361,619	37,947,458
FNMA, 2.50%, 3/1/52	29,316,233	24,582,611
FNMA, 3.00%, 4/1/52	10,721,197	9,297,057
FNMA, 3.50%, 4/1/52	8,533,360	7,641,535
FNMA, 4.00%, 4/1/52	22,796,245	21,255,064
10

	Principal Amount/Shares	Value
FNMA, 4.00%, 4/1/52	$10,397,705	$9,732,704
FNMA, 4.00%, 4/1/52	7,415,635	6,890,118
FNMA, 3.00%, 5/1/52	16,996,445	14,910,014
FNMA, 3.50%, 5/1/52	34,135,578	30,681,257
FNMA, 3.50%, 5/1/52	28,507,249	25,540,047
FNMA, 3.50%, 5/1/52	26,077,248	23,786,856
FNMA, 4.00%, 5/1/52	34,148,993	31,658,420
FNMA, 3.00%, 6/1/52	7,015,191	6,154,001
FNMA, 3.50%, 6/1/52	29,087,936	26,495,251
FNMA, 4.50%, 7/1/52	19,136,371	18,229,697
FNMA, 5.00%, 8/1/52	54,837,208	53,581,300
FNMA, 4.50%, 9/1/52	13,519,749	13,051,365
FNMA, 5.00%, 9/1/52	16,381,113	16,172,658
FNMA, 5.50%, 10/1/52	26,251,491	26,182,765
FNMA, 5.50%, 1/1/53	48,121,925	48,062,536
FNMA, 6.50%, 1/1/53	48,864,304	49,996,717
FNMA, 5.00%, 2/1/53	11,534,292	11,283,187
FNMA, 6.00%, 9/1/53	29,261,388	29,599,138
FNMA, 6.00%, 9/1/53	28,546,856	28,939,127
GNMA, 6.00%, TBA	30,358,000	30,628,076
GNMA, 6.50%, TBA	30,091,000	30,597,404
GNMA, 7.00%, 4/20/26	223	228
GNMA, 7.50%, 8/15/26	677	679
GNMA, 8.00%, 8/15/26	189	191
GNMA, 8.00%, 6/15/27	1,409	1,410
GNMA, 6.50%, 3/15/28	2,017	2,052
GNMA, 6.50%, 5/15/28	4,769	4,869
GNMA, 7.00%, 5/15/31	6,097	6,274
GNMA, 6.00%, 7/15/33	242,528	252,780
GNMA, 4.50%, 8/15/33	478,794	467,557
GNMA, 6.00%, 9/20/38	189,688	199,663
GNMA, 6.00%, 1/20/39	70,148	73,005
GNMA, 6.00%, 2/20/39	68,941	71,748
GNMA, 4.50%, 4/15/39	410,864	399,905
GNMA, 4.50%, 6/15/39	559,251	551,311
GNMA, 5.00%, 9/15/39	17,379	17,577
GNMA, 5.00%, 10/15/39	275,922	278,685
GNMA, 4.50%, 1/15/40	523,472	514,813
GNMA, 4.00%, 11/20/40	687,771	661,595
GNMA, 4.00%, 12/15/40	259,572	245,849
GNMA, 4.50%, 12/15/40	1,088,516	1,069,837
GNMA, 4.50%, 6/15/41	212,175	208,114
GNMA, 3.50%, 6/20/42	5,108,584	4,746,525
GNMA, 3.50%, 4/20/43	1,381,852	1,284,662
GNMA, 3.00%, 5/20/50	8,706,593	7,693,605
GNMA, 3.00%, 7/20/50	23,008,982	20,331,931
GNMA, 2.00%, 10/20/50	79,282,210	65,052,877
GNMA, 2.50%, 11/20/50	30,362,675	25,570,334
GNMA, 2.50%, 2/20/51	22,076,503	18,845,741
GNMA, 3.50%, 2/20/51	2,151,456	1,977,770
GNMA, 3.50%, 6/20/51	15,502,365	14,187,993
GNMA, 3.00%, 7/20/51	21,563,115	19,023,229
11

	Principal Amount/Shares	Value
GNMA, 2.50%, 9/20/51	$19,319,050	$16,473,586
GNMA, 2.50%, 12/20/51	35,794,276	30,507,195
GNMA, 4.00%, 9/20/52	65,218,520	61,039,141
GNMA, 4.50%, 9/20/52	63,148,331	60,729,909
GNMA, 4.50%, 10/20/52	50,959,244	49,005,033
GNMA, 5.00%, 4/20/53	29,141,391	28,657,204
GNMA, 5.50%, 4/20/53	36,606,188	36,596,412
UMBS, 5.00%, TBA	94,138,000	91,861,690
		2,128,042,169
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $2,203,656,519)		2,135,871,555
U.S. TREASURY SECURITIES — 26.1%
U.S. Treasury Bonds, 5.00%, 5/15/37	5,000,000	5,436,523
U.S. Treasury Bonds, 4.50%, 5/15/38	10,000,000	10,317,188
U.S. Treasury Bonds, 3.50%, 2/15/39	25,000,000	22,976,562
U.S. Treasury Bonds, 4.375%, 11/15/39	5,000,000	5,045,703
U.S. Treasury Bonds, 1.125%, 8/15/40	3,000,000	1,858,008
U.S. Treasury Bonds, 1.375%, 11/15/40	4,000,000	2,573,516
U.S. Treasury Bonds, 3.75%, 8/15/41	11,000,000	10,129,453
U.S. Treasury Bonds, 2.375%, 2/15/42	30,000,000	22,323,047
U.S. Treasury Bonds, 3.00%, 5/15/42	22,500,000	18,423,633
U.S. Treasury Bonds, 3.25%, 5/15/42	18,500,000	15,731,504
U.S. Treasury Bonds, 3.375%, 8/15/42	26,000,000	22,466,133
U.S. Treasury Bonds, 4.00%, 11/15/42	23,000,000	21,672,109
U.S. Treasury Bonds, 3.875%, 2/15/43	14,000,000	12,946,172
U.S. Treasury Bonds, 3.875%, 5/15/43	27,500,000	25,389,160
U.S. Treasury Bonds, 4.375%, 8/15/43	45,000,000	44,479,687
U.S. Treasury Bonds, 3.75%, 11/15/43	8,000,000	7,239,219
U.S. Treasury Bonds, 4.75%, 11/15/43	71,000,000	73,673,594
U.S. Treasury Bonds, 3.125%, 8/15/44	1,000,000	819,316
U.S. Treasury Bonds, 2.50%, 2/15/45	7,600,000	5,560,023
U.S. Treasury Bonds, 3.00%, 5/15/45	5,000,000	3,988,086
U.S. Treasury Bonds, 2.50%, 2/15/46	8,000,000	5,788,438
U.S. Treasury Bonds, 2.75%, 8/15/47	5,000,000	3,743,555
U.S. Treasury Bonds, 2.75%, 11/15/47	5,000,000	3,737,695
U.S. Treasury Bonds, 3.00%, 8/15/48	2,100,000	1,639,723
U.S. Treasury Bonds, 2.25%, 8/15/49	14,000,000	9,340,352
U.S. Treasury Bonds, 2.00%, 2/15/50	5,000,000	3,133,203
U.S. Treasury Bonds, 1.25%, 5/15/50	3,500,000	1,791,289
U.S. Treasury Bonds, 3.00%, 8/15/52	3,000,000	2,331,094
U.S. Treasury Bonds, 4.00%, 11/15/52	16,500,000	15,518,379
U.S. Treasury Bonds, 4.125%, 8/15/53	29,000,000	27,880,781
U.S. Treasury Bonds, 4.75%, 11/15/53	84,500,000	90,223,555
U.S. Treasury Notes, 3.00%, 6/30/24(1)	30,000,000	29,824,878
U.S. Treasury Notes, 4.50%, 11/30/24(1)	6,000,000	5,971,365
U.S. Treasury Notes, 1.125%, 1/15/25	2,000,000	1,938,785
U.S. Treasury Notes, 1.75%, 3/15/25	40,000,000	38,775,840
U.S. Treasury Notes, 4.625%, 6/30/25	40,000,000	39,860,938
U.S. Treasury Notes, 5.00%, 10/31/25	40,000,000	40,118,750
U.S. Treasury Notes, 4.875%, 11/30/25	10,000,000	10,016,016
U.S. Treasury Notes, 0.75%, 3/31/26	30,000,000	27,801,562
U.S. Treasury Notes, 4.625%, 11/15/26	45,000,000	45,152,930
12

	Principal Amount/Shares	Value
U.S. Treasury Notes, 4.375%, 12/15/26	$5,000,000	$4,988,477
U.S. Treasury Notes, 4.125%, 2/15/27	190,000,000	188,419,141
U.S. Treasury Notes, 4.25%, 3/15/27	106,000,000	105,519,687
U.S. Treasury Notes, 3.25%, 6/30/27	5,000,000	4,829,492
U.S. Treasury Notes, 0.50%, 8/31/27	3,000,000	2,635,957
U.S. Treasury Notes, 4.375%, 8/31/28	29,000,000	29,122,910
U.S. Treasury Notes, 1.25%, 9/30/28	2,000,000	1,755,234
U.S. Treasury Notes, 3.125%, 11/15/28	60,000,000	57,159,375
U.S. Treasury Notes, 4.375%, 11/30/28	70,000,000	70,381,445
U.S. Treasury Notes, 3.75%, 12/31/28	40,000,000	39,153,906
U.S. Treasury Notes, 1.875%, 2/28/29	15,000,000	13,441,113
U.S. Treasury Notes, 4.25%, 2/28/29	70,000,000	70,103,907
U.S. Treasury Notes, 4.125%, 3/31/29(2)	45,000,000	44,808,399
U.S. Treasury Notes, 3.875%, 11/30/29	37,000,000	36,340,937
U.S. Treasury Notes, 3.875%, 12/31/29	5,000,000	4,910,352
U.S. Treasury Notes, 4.875%, 10/31/30	68,000,000	70,486,250
U.S. Treasury Notes, 3.75%, 12/31/30	86,000,000	83,635,000
U.S. Treasury Notes, 4.00%, 1/31/31	51,000,000	50,342,578
TOTAL U.S. TREASURY SECURITIES (Cost $1,649,363,882)		1,615,671,924
CORPORATE BONDS — 26.0%
Aerospace and Defense — 0.8%
BAE Systems PLC, 5.30%, 3/26/34(3)	5,540,000	5,569,869
Boeing Co., 5.15%, 5/1/30	3,742,000	3,622,242
Boeing Co., 5.81%, 5/1/50	7,467,000	7,071,675
Howmet Aerospace, Inc., 5.95%, 2/1/37	6,310,000	6,536,346
L3Harris Technologies, Inc., 5.35%, 6/1/34	7,370,000	7,372,928
Northrop Grumman Corp., 4.90%, 6/1/34	5,850,000	5,751,193
Northrop Grumman Corp., 5.15%, 5/1/40	3,598,000	3,532,096
RTX Corp., 5.375%, 2/27/53	2,730,000	2,694,575
RTX Corp., 6.40%, 3/15/54	8,850,000	10,021,135
		52,172,059
Automobiles — 0.8%
Ford Motor Credit Co. LLC, 6.80%, 11/7/28	3,850,000	4,020,801
Ford Motor Credit Co. LLC, 7.20%, 6/10/30	5,540,000	5,883,746
Ford Motor Credit Co. LLC, 6.05%, 3/5/31	6,050,000	6,096,882
General Motors Financial Co., Inc., 5.85%, 4/6/30	4,710,000	4,805,781
General Motors Financial Co., Inc., 5.75%, 2/8/31	2,568,000	2,596,739
General Motors Financial Co., Inc., 6.10%, 1/7/34	4,510,000	4,632,633
Hyundai Capital America, 6.50%, 1/16/29(3)	2,111,000	2,215,798
Hyundai Capital America, 5.35%, 3/19/29(3)	2,274,000	2,283,527
Hyundai Capital America, 6.20%, 9/21/30(3)	4,340,000	4,530,458
Toyota Motor Credit Corp., 5.25%, 9/11/28	3,836,000	3,904,157
Toyota Motor Credit Corp., 5.55%, 11/20/30	7,640,000	7,908,165
Toyota Motor Credit Corp., 4.80%, 1/5/34	3,000,000	2,952,747
		51,831,434
Banks — 4.4%
Bank of America Corp., VRN, 5.29%, 4/25/34	17,845,000	17,798,034
Bank of America Corp., VRN, 5.47%, 1/23/35	20,520,000	20,661,528
BNP Paribas SA, VRN, 5.34%, 6/12/29(3)	5,660,000	5,693,786
BNP Paribas SA, VRN, 5.89%, 12/5/34(3)	8,670,000	9,069,660
BPCE SA, VRN, 7.00%, 10/19/34(3)	5,000,000	5,446,124
13

	Principal Amount/Shares	Value
CaixaBank SA, VRN, 5.67%, 3/15/30(3)	$1,721,000	$1,721,011
Canadian Imperial Bank of Commerce, 5.00%, 4/28/28	6,675,000	6,654,960
Canadian Imperial Bank of Commerce, 6.09%, 10/3/33	2,736,000	2,880,284
Citigroup, Inc., VRN, 3.67%, 7/24/28	9,370,000	8,908,862
Citigroup, Inc., VRN, 5.17%, 2/13/30	305,000	303,667
Citigroup, Inc., VRN, 4.41%, 3/31/31	3,100,000	2,955,926
Citigroup, Inc., VRN, 6.27%, 11/17/33	13,740,000	14,517,452
Comerica, Inc., VRN, 5.98%, 1/30/30	5,176,000	5,116,961
Danske Bank AS, VRN, 1.55%, 9/10/27(3)	7,320,000	6,677,236
Danske Bank AS, VRN, 5.71%, 3/1/30(3)	4,065,000	4,092,568
Fifth Third Bancorp, VRN, 6.34%, 7/27/29	1,853,000	1,910,917
HSBC Holdings PLC, VRN, 5.89%, 8/14/27	5,990,000	6,043,712
Huntington Bancshares, Inc., VRN, 6.21%, 8/21/29	4,670,000	4,782,751
Intesa Sanpaolo SpA, 6.625%, 6/20/33(3)	8,690,000	9,024,384
JPMorgan Chase & Co., VRN, 4.01%, 4/23/29	5,578,000	5,348,165
JPMorgan Chase & Co., VRN, 5.30%, 7/24/29	8,941,000	9,011,119
JPMorgan Chase & Co., VRN, 6.09%, 10/23/29	25,100,000	26,103,774
JPMorgan Chase & Co., VRN, 6.25%, 10/23/34	3,210,000	3,431,003
JPMorgan Chase & Co., VRN, 5.34%, 1/23/35	3,785,000	3,801,228
KeyCorp, VRN, 3.88%, 5/23/25	6,350,000	6,321,646
Morgan Stanley Bank NA, VRN, 4.95%, 1/14/28	12,940,000	12,890,410
PNC Financial Services Group, Inc., VRN, 5.94%, 8/18/34	3,805,000	3,905,957
Societe Generale SA, VRN, 6.07%, 1/19/35(3)	10,250,000	10,318,284
Synchrony Bank, 5.40%, 8/22/25	3,102,000	3,074,588
Truist Financial Corp., VRN, 7.16%, 10/30/29	8,712,000	9,293,458
U.S. Bancorp, VRN, 6.79%, 10/26/27	8,955,000	9,275,527
U.S. Bancorp, VRN, 5.78%, 6/12/29	14,415,000	14,670,683
Wells Fargo & Co., VRN, 4.90%, 7/25/33	2,700,000	2,602,748
Wells Fargo & Co., VRN, 5.39%, 4/24/34	11,815,000	11,745,586
Wells Fargo & Co., VRN, 5.56%, 7/25/34	7,007,000	7,037,100
		273,091,099
Beverages — 0.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36	29,520,000	28,555,042
Keurig Dr Pepper, Inc., Series 10, 5.20%, 3/15/31	12,285,000	12,324,338
		40,879,380
Biotechnology — 0.6%
AbbVie, Inc., 5.05%, 3/15/34	2,120,000	2,147,275
AbbVie, Inc., 5.35%, 3/15/44	4,839,000	4,937,338
AbbVie, Inc., 5.40%, 3/15/54	2,768,000	2,851,334
Amgen, Inc., 4.05%, 8/18/29	6,910,000	6,644,151
Amgen, Inc., 5.25%, 3/2/33	7,880,000	7,949,853
Amgen, Inc., 5.65%, 3/2/53	8,715,000	8,886,502
Gilead Sciences, Inc., 5.55%, 10/15/53	4,115,000	4,262,466
		37,678,919
Building Products — 0.0%
Carrier Global Corp., 6.20%, 3/15/54	1,730,000	1,906,390
Capital Markets — 2.0%
ARES Capital Corp., 7.00%, 1/15/27	6,245,000	6,427,091
Bank of New York Mellon Corp., VRN, 6.47%, 10/25/34	3,580,000	3,900,565
BlackRock Funding, Inc., 5.00%, 3/14/34	5,028,000	5,050,989
Blue Owl Capital Corp., 3.40%, 7/15/26	472,000	444,849
14

	Principal Amount/Shares	Value
Blue Owl Capital Corp., 5.95%, 3/15/29	$2,448,000	$2,435,936
Charles Schwab Corp., VRN, 6.20%, 11/17/29	3,619,000	3,763,255
Charles Schwab Corp., VRN, 6.14%, 8/24/34	3,330,000	3,476,021
Goldman Sachs Group, Inc., VRN, 6.48%, 10/24/29	21,105,000	22,211,806
Goldman Sachs Group, Inc., VRN, 6.56%, 10/24/34	7,134,000	7,786,290
Golub Capital BDC, Inc., 7.05%, 12/5/28	5,383,000	5,515,053
Golub Capital BDC, Inc., 6.00%, 7/15/29	4,915,000	4,830,895
Morgan Stanley, VRN, 1.16%, 10/21/25	10,317,000	10,046,807
Morgan Stanley, VRN, 5.16%, 4/20/29	5,876,000	5,873,019
Morgan Stanley, VRN, 6.41%, 11/1/29	2,275,000	2,386,472
Morgan Stanley, VRN, 6.34%, 10/18/33	7,040,000	7,535,525
Morgan Stanley, VRN, 6.63%, 11/1/34	5,960,000	6,524,171
Nasdaq, Inc., 5.55%, 2/15/34	4,995,000	5,082,304
Northern Trust Corp., VRN, 3.375%, 5/8/32	1,993,000	1,858,645
UBS Group AG, VRN, 5.71%, 1/12/27(3)	6,000,000	6,020,675
UBS Group AG, VRN, 9.02%, 11/15/33(3)	9,070,000	11,013,606
		122,183,974
Chemicals — 0.3%
Air Products & Chemicals, Inc., 4.85%, 2/8/34	5,470,000	5,415,032
Dow Chemical Co., 5.15%, 2/15/34	5,150,000	5,134,690
LYB International Finance III LLC, 5.50%, 3/1/34	5,050,000	5,061,367
		15,611,089
Commercial Services and Supplies — 0.4%
Republic Services, Inc., 2.30%, 3/1/30	6,737,000	5,833,842
Veralto Corp., 5.45%, 9/18/33(3)	9,700,000	9,825,635
Waste Connections, Inc., 3.20%, 6/1/32	6,376,000	5,625,620
Waste Management, Inc., 4.625%, 2/15/33	3,200,000	3,134,486
		24,419,583
Communications Equipment — 0.3%
Cisco Systems, Inc., 4.95%, 2/26/31	12,540,000	12,657,179
Cisco Systems, Inc., 5.30%, 2/26/54	2,677,000	2,749,965
		15,407,144
Consumer Finance — 0.3%
Avolon Holdings Funding Ltd., 6.375%, 5/4/28(3)	8,900,000	9,086,821
Avolon Holdings Funding Ltd., 5.75%, 3/1/29(3)	4,688,000	4,668,564
Synchrony Financial, 4.25%, 8/15/24	6,601,000	6,559,151
		20,314,536
Consumer Staples Distribution & Retail — 0.2%
Sysco Corp., 6.00%, 1/17/34	9,135,000	9,725,609
Containers and Packaging — 0.1%
Smurfit Kappa Treasury ULC, 5.44%, 4/3/34(2)(3)	5,224,000	5,234,008
WRKCo, Inc., 3.00%, 9/15/24	3,525,000	3,481,180
		8,715,188
Diversified Consumer Services — 0.2%
Duke University, 3.30%, 10/1/46	3,000,000	2,343,297
Novant Health, Inc., 3.17%, 11/1/51	5,345,000	3,740,862
Pepperdine University, 3.30%, 12/1/59	6,183,000	4,337,400
President & Fellows of Harvard College, 4.61%, 2/15/35	1,435,000	1,431,879
		11,853,438
Diversified REITs — 0.2%
Agree LP, 2.90%, 10/1/30	7,570,000	6,516,888
Brixmor Operating Partnership LP, 5.50%, 2/15/34	3,625,000	3,581,228
15

	Principal Amount/Shares	Value
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/26	$3,150,000	$3,124,658
		13,222,774
Diversified Telecommunication Services — 0.7%
AT&T, Inc., 5.40%, 2/15/34	8,663,000	8,779,908
AT&T, Inc., 4.50%, 5/15/35	6,957,000	6,501,233
AT&T, Inc., 4.90%, 8/15/37	5,435,000	5,160,247
AT&T, Inc., 4.85%, 3/1/39	4,045,000	3,776,674
Sprint Capital Corp., 6.875%, 11/15/28	5,004,000	5,336,426
Sprint Capital Corp., 8.75%, 3/15/32	10,210,000	12,387,354
Verizon Communications, Inc., 4.81%, 3/15/39	2,060,000	1,946,117
		43,887,959
Electric Utilities — 2.2%
American Electric Power Co., Inc., 5.20%, 1/15/29	8,385,000	8,409,555
Baltimore Gas & Electric Co., 2.25%, 6/15/31	3,280,000	2,763,737
CenterPoint Energy Houston Electric LLC, 4.45%, 10/1/32	6,380,000	6,125,923
CenterPoint Energy Houston Electric LLC, 4.95%, 4/1/33	3,297,000	3,276,524
Commonwealth Edison Co., 5.30%, 2/1/53	2,516,000	2,480,358
Duke Energy Carolinas LLC, 2.55%, 4/15/31	2,596,000	2,243,979
Duke Energy Corp., 2.55%, 6/15/31	4,270,000	3,598,238
Duke Energy Corp., 5.00%, 8/15/52	4,300,000	3,896,480
Duke Energy Florida LLC, 1.75%, 6/15/30	6,596,000	5,492,785
Duke Energy Florida LLC, 5.875%, 11/15/33	2,192,000	2,317,467
Duke Energy Florida LLC, 3.85%, 11/15/42	3,933,000	3,209,384
Duke Energy Progress LLC, 2.00%, 8/15/31	8,150,000	6,656,060
Duke Energy Progress LLC, 4.15%, 12/1/44	6,243,000	5,200,856
Duke Energy Progress LLC, 5.35%, 3/15/53	2,320,000	2,269,482
Exelon Corp., 5.15%, 3/15/28	3,693,000	3,703,916
Exelon Corp., 5.45%, 3/15/34	2,475,000	2,492,672
Florida Power & Light Co., 2.45%, 2/3/32	7,453,000	6,277,726
Florida Power & Light Co., 4.125%, 2/1/42	3,131,000	2,723,077
Indianapolis Power & Light Co., 5.70%, 4/1/54(3)	2,695,000	2,704,080
MidAmerican Energy Co., 4.40%, 10/15/44	5,027,000	4,398,223
MidAmerican Energy Co., 3.15%, 4/15/50	3,920,000	2,736,848
MidAmerican Energy Co., 5.85%, 9/15/54	6,282,000	6,708,384
Nevada Power Co., 6.00%, 3/15/54	1,746,000	1,844,435
NextEra Energy Capital Holdings, Inc., 4.90%, 2/28/28	5,010,000	4,996,583
NextEra Energy Capital Holdings, Inc., 5.25%, 2/28/53	4,476,000	4,266,078
Northern States Power Co., 3.20%, 4/1/52	4,200,000	2,914,803
Northern States Power Co., 5.10%, 5/15/53	4,870,000	4,695,234
Oncor Electric Delivery Co. LLC, 5.65%, 11/15/33	2,856,000	2,972,759
Pacific Gas & Electric Co., 6.40%, 6/15/33	1,570,000	1,654,954
Pacific Gas & Electric Co., 6.95%, 3/15/34	2,770,000	3,034,509
Pacific Gas & Electric Co., 4.20%, 6/1/41	2,695,000	2,172,648
PECO Energy Co., 4.375%, 8/15/52	6,520,000	5,670,723
PPL Electric Utilities Corp., 4.85%, 2/15/34	2,269,000	2,232,259
Public Service Co. of Colorado, 1.875%, 6/15/31	5,819,000	4,709,048
Union Electric Co., 5.45%, 3/15/53	4,540,000	4,510,409
Union Electric Co., 5.25%, 1/15/54	2,750,000	2,645,318
		138,005,514
Entertainment — 0.1%
Warnermedia Holdings, Inc., 3.64%, 3/15/25	2,166,000	2,123,331
Warnermedia Holdings, Inc., 3.79%, 3/15/25	1,724,000	1,692,394
16

	Principal Amount/Shares	Value
Warnermedia Holdings, Inc., 5.14%, 3/15/52	$4,200,000	$3,488,711
		7,304,436
Financial Services — 0.5%
Antares Holdings LP, 2.75%, 1/15/27(3)	4,144,000	3,714,897
Corebridge Financial, Inc., 3.90%, 4/5/32	7,145,000	6,433,423
Corebridge Financial, Inc., 5.75%, 1/15/34	6,150,000	6,278,639
Corebridge Global Funding, 5.20%, 1/12/29(3)	6,170,000	6,181,135
GE Capital Funding LLC, 4.55%, 5/15/32	6,600,000	6,406,058
		29,014,152
Food Products — 0.5%
JDE Peet's NV, 2.25%, 9/24/31(3)	7,952,000	6,318,837
Kraft Heinz Foods Co., 5.00%, 6/4/42	5,120,000	4,809,601
Mars, Inc., 4.75%, 4/20/33(3)	6,588,000	6,466,517
Mars, Inc., 3.875%, 4/1/39(3)	2,074,000	1,797,247
Mondelez International, Inc., 2.625%, 3/17/27	5,600,000	5,246,224
Nestle Holdings, Inc., 4.85%, 3/14/33(3)	5,560,000	5,612,662
		30,251,088
Gas Utilities — 0.1%
Infraestructura Energetica Nova SAPI de CV, 4.75%, 1/15/51(3)	4,732,000	3,670,214
Ground Transportation — 0.5%
Ashtead Capital, Inc., 5.95%, 10/15/33(3)	6,801,000	6,880,977
Ashtead Capital, Inc., 5.80%, 4/15/34(3)	2,267,000	2,265,738
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	5,373,000	4,591,595
Burlington Northern Santa Fe LLC, 3.30%, 9/15/51	3,270,000	2,354,354
Burlington Northern Santa Fe LLC, 5.20%, 4/15/54	3,036,000	3,011,800
Union Pacific Corp., 3.55%, 8/15/39	9,116,000	7,643,279
United Rentals North America, Inc., 6.00%, 12/15/29(3)	3,000,000	3,023,178
		29,770,921
Health Care Equipment and Supplies — 0.3%
GE HealthCare Technologies, Inc., 5.65%, 11/15/27	6,320,000	6,438,017
Stryker Corp., 4.85%, 12/8/28	11,830,000	11,839,439
		18,277,456
Health Care Providers and Services — 1.4%
Centene Corp., 2.45%, 7/15/28	9,250,000	8,212,044
Centene Corp., 4.625%, 12/15/29	4,011,000	3,810,828
Centene Corp., 3.375%, 2/15/30	6,630,000	5,871,340
Cigna Group, 5.60%, 2/15/54	2,773,000	2,785,335
CVS Health Corp., 5.625%, 2/21/53	4,345,000	4,270,064
Duke University Health System, Inc., 3.92%, 6/1/47	2,697,000	2,255,372
HCA, Inc., 5.20%, 6/1/28	3,200,000	3,210,420
HCA, Inc., 5.45%, 4/1/31	3,680,000	3,700,471
HCA, Inc., 5.60%, 4/1/34	13,688,000	13,787,885
HCA, Inc., 5.90%, 6/1/53	5,660,000	5,695,770
Humana, Inc., 5.75%, 4/15/54	3,872,000	3,899,993
IQVIA, Inc., 6.25%, 2/1/29	8,075,000	8,391,096
Kaiser Foundation Hospitals, 3.00%, 6/1/51	4,160,000	2,886,672
UnitedHealth Group, Inc., 5.05%, 4/15/53	9,600,000	9,330,663
Universal Health Services, Inc., 1.65%, 9/1/26	6,747,000	6,150,946
		84,258,899
Hotels, Restaurants and Leisure — 0.3%
Marriott International, Inc., 3.50%, 10/15/32	3,656,000	3,206,662
Marriott International, Inc., 5.30%, 5/15/34	5,070,000	5,016,522
17

	Principal Amount/Shares	Value
Starbucks Corp., 2.55%, 11/15/30	$8,995,000	$7,800,983
		16,024,167
Household Products — 0.2%
Clorox Co., 1.80%, 5/15/30	7,005,000	5,850,748
Procter & Gamble Co., 4.55%, 1/29/34	9,200,000	9,154,098
		15,004,846
Industrial Conglomerates — 0.1%
Honeywell International, Inc., 5.25%, 3/1/54	5,380,000	5,433,581
Industrial REITs — 0.1%
LXP Industrial Trust, 6.75%, 11/15/28	3,192,000	3,330,016
Insurance — 0.2%
Athene Holding Ltd., 6.25%, 4/1/54	4,433,000	4,504,296
Chubb INA Holdings, Inc., 5.00%, 3/15/34	6,440,000	6,465,722
MetLife, Inc., 5.375%, 7/15/33	3,815,000	3,896,378
		14,866,396
IT Services — 0.4%
Black Knight InfoServ LLC, 3.625%, 9/1/28(3)	17,267,000	16,352,224
Kyndryl Holdings, Inc., 6.35%, 2/20/34	5,666,000	5,818,915
		22,171,139
Machinery — 0.4%
AGCO Corp., 5.80%, 3/21/34	5,164,000	5,230,852
Ingersoll Rand, Inc., 5.70%, 8/14/33	3,792,000	3,891,587
John Deere Capital Corp., 4.90%, 3/7/31	12,920,000	12,929,991
Westinghouse Air Brake Technologies Corp., 5.61%, 3/11/34	3,542,000	3,589,148
		25,641,578
Media — 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.15%, 11/10/26	3,200,000	3,225,842
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.38%, 10/23/35	6,200,000	6,131,056
Comcast Corp., 3.20%, 7/15/36	6,000,000	4,932,604
Comcast Corp., 3.75%, 4/1/40	5,492,000	4,567,778
Comcast Corp., 2.94%, 11/1/56	7,795,000	4,912,064
Cox Communications, Inc., 3.15%, 8/15/24(3)	1,806,000	1,787,672
Cox Communications, Inc., 5.70%, 6/15/33(3)	2,739,000	2,772,762
Fox Corp., 6.50%, 10/13/33	8,145,000	8,630,541
Paramount Global, 4.95%, 1/15/31	6,980,000	6,220,756
WPP Finance 2010, 3.75%, 9/19/24	6,065,000	6,004,294
		49,185,369
Metals and Mining — 0.2%
Glencore Funding LLC, 6.50%, 10/6/33(3)	3,090,000	3,307,051
Glencore Funding LLC, 5.63%, 4/4/34(2)(3)	2,545,000	2,553,145
Glencore Funding LLC, 5.89%, 4/4/54(2)(3)	1,660,000	1,683,292
Minera Mexico SA de CV, 4.50%, 1/26/50(3)	3,817,000	2,967,936
Newmont Corp./Newcrest Finance Pty. Ltd., 5.35%, 3/15/34(3)	3,640,000	3,664,643
		14,176,067
Multi-Utilities — 0.4%
CenterPoint Energy, Inc., 2.65%, 6/1/31	4,853,000	4,115,323
Dominion Energy, Inc., 4.90%, 8/1/41	4,957,000	4,520,914
DTE Energy Co., 4.875%, 6/1/28	3,840,000	3,798,576
Public Service Enterprise Group, Inc., 6.125%, 10/15/33	8,785,000	9,226,830
18

	Principal Amount/Shares	Value
Sempra, 3.25%, 6/15/27	$4,523,000	$4,264,597
		25,926,240
Oil, Gas and Consumable Fuels — 1.8%
Aker BP ASA, 6.00%, 6/13/33(3)	2,370,000	2,448,436
BP Capital Markets America, Inc., 4.99%, 4/10/34	5,420,000	5,415,081
BP Capital Markets America, Inc., 3.06%, 6/17/41	4,820,000	3,662,827
Cenovus Energy, Inc., 2.65%, 1/15/32	4,780,000	3,967,802
Cheniere Energy, Inc., 4.625%, 10/15/28	7,390,000	7,167,479
Cheniere Energy, Inc., 5.65%, 4/15/34(3)	2,751,000	2,772,364
Columbia Pipelines Operating Co. LLC, 6.04%, 11/15/33(3)	7,000,000	7,256,277
Diamondback Energy, Inc., 6.25%, 3/15/33	5,980,000	6,378,170
Enbridge, Inc., 5.70%, 3/8/33	3,633,000	3,722,170
Energy Transfer LP, 5.75%, 2/15/33	5,588,000	5,680,569
Energy Transfer LP, 6.55%, 12/1/33	2,956,000	3,175,091
Energy Transfer LP, 5.55%, 5/15/34	5,006,000	5,024,377
Energy Transfer LP, 4.90%, 3/15/35	4,927,000	4,661,395
Energy Transfer LP, 6.125%, 12/15/45	2,780,000	2,797,807
EQT Corp., 3.625%, 5/15/31(3)	4,180,000	3,682,182
Equinor ASA, 3.25%, 11/18/49	2,481,000	1,809,194
Marathon Oil Corp., 5.70%, 4/1/34	6,050,000	6,052,212
Northern Natural Gas Co., 5.625%, 2/1/54(3)	2,730,000	2,782,822
Occidental Petroleum Corp., 6.625%, 9/1/30	4,965,000	5,265,680
Occidental Petroleum Corp., 6.45%, 9/15/36	2,880,000	3,072,643
ONEOK, Inc., 6.05%, 9/1/33	2,395,000	2,499,033
Ovintiv, Inc., 6.25%, 7/15/33	2,930,000	3,047,813
Petroleos Mexicanos, 6.625%, 6/15/35	1,050,000	797,214
Sabine Pass Liquefaction LLC, 5.00%, 3/15/27	8,620,000	8,597,836
Shell International Finance BV, 2.375%, 11/7/29	5,500,000	4,895,088
Shell International Finance BV, 4.375%, 5/11/45	3,230,000	2,890,565
Targa Resources Corp., 6.50%, 3/30/34	2,795,000	3,004,792
		112,526,919
Personal Care Products — 0.4%
Estee Lauder Cos., Inc., 5.00%, 2/14/34	4,496,000	4,461,934
Haleon U.S. Capital LLC, 4.00%, 3/24/52	2,795,000	2,258,877
Kenvue, Inc., 4.90%, 3/22/33	18,860,000	18,857,827
		25,578,638
Pharmaceuticals — 0.9%
Bristol-Myers Squibb Co., 5.20%, 2/22/34	13,603,000	13,818,794
Bristol-Myers Squibb Co., 5.50%, 2/22/44	2,742,000	2,807,893
Bristol-Myers Squibb Co., 5.55%, 2/22/54	7,225,000	7,436,487
Eli Lilly & Co., 4.70%, 2/9/34	5,500,000	5,472,009
Eli Lilly & Co., 5.00%, 2/9/54	3,826,000	3,807,383
Pfizer Investment Enterprises Pte. Ltd., 4.75%, 5/19/33	6,465,000	6,368,642
Pfizer Investment Enterprises Pte. Ltd., 5.30%, 5/19/53	4,200,000	4,178,858
Utah Acquisition Sub, Inc., 3.95%, 6/15/26	9,975,000	9,639,926
Viatris, Inc., 4.00%, 6/22/50	2,059,000	1,419,795
		54,949,787
Retail REITs — 0.5%
Kimco Realty OP LLC, 6.40%, 3/1/34	6,920,000	7,412,020
Kite Realty Group LP, 5.50%, 3/1/34	1,558,000	1,548,751
Kite Realty Group Trust, 4.75%, 9/15/30	5,065,000	4,851,410
NNN REIT, Inc., 5.60%, 10/15/33	7,735,000	7,835,247
19

	Principal Amount/Shares	Value
Realty Income Corp., 4.75%, 2/15/29	$9,160,000	$9,055,619
Realty Income Corp., 3.20%, 2/15/31	3,668,000	3,255,421
		33,958,468
Semiconductors and Semiconductor Equipment — 0.2%
KLA Corp., 4.95%, 7/15/52	5,461,000	5,269,111
Texas Instruments, Inc., 5.15%, 2/8/54	5,510,000	5,535,335
		10,804,446
Software — 0.2%
Microsoft Corp., 2.92%, 3/17/52	5,300,000	3,750,154
Open Text Corp., 6.90%, 12/1/27(3)	3,983,000	4,121,569
Oracle Corp., 3.85%, 7/15/36	3,615,000	3,083,921
Oracle Corp., 3.60%, 4/1/40	5,110,000	4,031,594
		14,987,238
Specialized REITs — 0.2%
American Tower Corp., 5.55%, 7/15/33	6,756,000	6,811,446
VICI Properties LP, 5.75%, 4/1/34	5,350,000	5,304,287
VICI Properties LP, 6.125%, 4/1/54	2,120,000	2,093,150
		14,208,883
Specialty Retail — 0.3%
AutoZone, Inc., 4.00%, 4/15/30	5,360,000	5,088,370
AutoZone, Inc., 6.55%, 11/1/33	3,780,000	4,139,414
Lowe's Cos., Inc., 5.625%, 4/15/53	5,815,000	5,879,536
O'Reilly Automotive, Inc., 5.75%, 11/20/26	5,915,000	6,013,890
		21,121,210
Technology Hardware, Storage and Peripherals — 0.2%
Apple, Inc., 3.95%, 8/8/52	11,240,000	9,481,496
Dell International LLC/EMC Corp., 5.40%, 4/15/34	2,943,000	2,951,023
		12,432,519
Textiles, Apparel and Luxury Goods — 0.2%
Tapestry, Inc., 7.35%, 11/27/28	8,675,000	9,146,021
Tapestry, Inc., 7.85%, 11/27/33	3,472,000	3,771,179
		12,917,200
Trading Companies and Distributors — 0.1%
Aircastle Ltd., 5.25%, 8/11/25(3)	3,703,000	3,671,758
Transportation Infrastructure — 0.2%
Aon North America, Inc., 5.30%, 3/1/31	9,135,000	9,209,699
Aon North America, Inc., 5.75%, 3/1/54	4,265,000	4,376,500
		13,586,199
Wireless Telecommunication Services — 0.1%
Vodafone Group PLC, 6.15%, 2/27/37	3,905,000	4,170,807
TOTAL CORPORATE BONDS (Cost $1,631,230,693)		1,610,126,726
COLLATERALIZED LOAN OBLIGATIONS — 3.5%
ACREC LLC, Series 2023-FL2, Class A, VRN, 7.56%, (1-month SOFR plus 2.23%), 2/19/38(3)	8,620,000	8,626,152
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL1, Class A, VRN, 6.41%, (1-month SOFR plus 1.08%), 12/15/35(3)	5,846,219	5,824,114
ARES XL CLO Ltd., Series 2016-40A, Class BRR, VRN, 7.38%, (3-month SOFR plus 2.06%), 1/15/29(3)	8,900,000	8,904,698
Barings Private Credit Corp. CLO Ltd., Series 2023-1A, Class A1, VRN, 7.71%, (3-month SOFR plus 2.40%), 7/15/31(3)	6,886,862	6,907,009
20

	Principal Amount/Shares	Value
BDS Ltd., Series 2021-FL8, Class A, VRN, 6.36%, (1-month SOFR plus 1.03%), 1/18/36(3)	$6,783,361	$6,762,397
BXMT Ltd., Series 2020-FL2, Class A, VRN, 6.34%, (1-month SOFR plus 1.01%), 2/15/38(3)	4,846,964	4,662,173
BXMT Ltd., Series 2020-FL2, Class C, VRN, 7.09%, (1-month SOFR plus 1.76%), 2/15/38(3)	11,971,000	10,628,141
Canyon Capital CLO Ltd., Series 2017-1A, Class BR, VRN, 7.18%, (3-month SOFR plus 1.86%), 7/15/30(3)	5,725,000	5,724,559
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class BRR, VRN, 7.77%, (3-month SOFR plus 2.46%), 8/14/30(3)	8,150,000	8,154,045
Cerberus Loan Funding XXXI LP, Series 2021-1A, Class A, VRN, 7.08%, (3-month SOFR plus 1.76%), 4/15/32(3)	4,038,477	4,043,061
Cerberus Loan Funding XXXIX LP, Series 2022-3A, Class A, VRN, 7.71%, (3-month SOFR plus 2.40%), 1/20/33(3)	11,650,144	11,668,924
Cerberus Loan Funding XXXVI LP, Series 2021-6A, Class A, VRN, 6.98%, (3-month SOFR plus 1.66%), 11/22/33(3)	639,999	640,719
FS Rialto Issuer LLC, Series 2022-FL6, Class A, SEQ, VRN, 7.91%, (1-month SOFR plus 2.58%), 8/17/37(3)	9,545,000	9,589,589
KKR CLO 18 Ltd., Series 2018, Class BR, VRN, 7.16%, (3-month SOFR plus 1.86%), 7/18/30(3)	9,725,000	9,732,956
KKR CLO 22 Ltd., Series 2022A, Class A, VRN, 6.73%, (3-month SOFR plus 1.41%), 7/20/31(3)	8,012,409	8,016,447
MF1 Ltd., Series 2021-FL7, Class AS, VRN, 6.89%, (1-month SOFR plus 1.56%), 10/16/36(3)	17,817,000	17,512,538
Mountain View CLO LLC, Series 2017-2A, Class B, VRN, 7.28%, (3-month SOFR plus 1.96%), 1/16/31(3)	9,200,000	9,208,263
Octagon Investment Partners XV Ltd., Series 2013-1A, Class BRR, VRN, 7.07%, (3-month SOFR plus 1.76%), 7/19/30(3)	13,675,000	13,700,522
Palmer Square Loan Funding Ltd., Series 2022-2A, Class A2, VRN, 7.21%, (3-month SOFR plus 1.90%), 10/15/30(3)	9,325,000	9,334,265
Ready Capital Mortgage Financing LLC, Series 2023-FL12, Class A, VRN, 7.66%, (1-month SOFR plus 2.34%), 5/25/38(3)	7,061,037	7,069,217
Shackleton CLO Ltd., Series 2017-11A, Class BR1, VRN, 7.22%, (3-month SOFR plus 1.91%), 8/15/30(3)	16,550,000	16,579,596
Shelter Growth CRE Issuer Ltd., Series 2023-FL5, Class A, VRN, 8.08%, (1-month SOFR plus 2.75%), 5/19/38(3)	9,005,500	8,989,954
TCW CLO Ltd., Series 2018-1A, Class BR, VRN, 7.24%, (3-month SOFR plus 1.91%), 4/25/31(3)	12,125,000	12,131,460
THL Credit Wind River CLO Ltd., Series 2013-2A, Class BR2, VRN, 7.13%, (3-month SOFR plus 1.83%), 10/18/30(3)	9,275,000	9,279,739
Wind River CLO Ltd., Series 2013-1A, Class A1RR, VRN, 6.56%, (3-month SOFR plus 1.24%), 7/20/30(3)	3,581,322	3,580,549
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $218,152,790)		217,271,087
COLLATERALIZED MORTGAGE OBLIGATIONS — 3.2%
Private Sponsor Collateralized Mortgage Obligations — 2.8%
Angel Oak Mortgage Trust, Series 2024-1, Class A2, 5.21%, 8/25/68(3)	10,034,972	9,800,751
Bellemeade Re Ltd., Series 2019-3A, Class B1, VRN, 7.94%, (1-month SOFR plus 2.61%), 7/25/29(3)	7,080,000	7,095,320
Bellemeade Re Ltd., Series 2019-3A, Class M1C, VRN, 7.39%, (1-month SOFR plus 2.06%), 7/25/29(3)	2,029,907	2,032,463
BRAVO Residential Funding Trust, Series 2024-NQM3, Class A1, 6.19%, 3/25/64(3)	10,175,000	10,174,797
CHL Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	11,789	10,926
Credit Suisse Mortgage Trust, Series 2020-AFC1, Class A3, VRN, 3.51%, 2/25/50(3)	1,200,409	1,113,089
21

	Principal Amount/Shares	Value
Credit Suisse Mortgage Trust, Series 2021-NQM2, Class A2, SEQ, VRN, 1.38%, 2/25/66(3)	$2,977,160	$2,593,833
Credit Suisse Mortgage Trust, Series 2021-NQM6, Class A1, SEQ, VRN, 1.17%, 7/25/66(3)	4,135,925	3,385,654
Credit Suisse Mortgage Trust, Series 2021-NQM6, Class A3, SEQ, VRN, 1.59%, 7/25/66(3)	11,011,547	8,916,414
Credit Suisse Mortgage Trust, Series 2022-NQM4, Class A3, SEQ, 4.82%, 6/25/67(3)	8,548,799	8,335,377
Deephaven Residential Mortgage Trust, Series 2020-2, Class M1, VRN, 4.11%, 5/25/65(3)	3,000,000	2,895,011
Eagle RE Ltd., Series 2021-1, Class M1C, VRN, 8.02%, (30-day average SOFR plus 2.70%), 10/25/33(3)	3,608,186	3,618,389
FS Commercial Mortgage Trust, Series 2023-4SZN, Class A, SEQ, 7.07%, 11/10/39(3)	13,050,000	13,545,193
GCAT Trust, Series 2021-CM2, Class A1, SEQ, VRN, 2.35%, 8/25/66(3)	14,489,227	13,253,667
GCAT Trust, Series 2021-NQM1, Class A3, SEQ, VRN, 1.15%, 1/25/66(3)	2,313,910	1,941,571
Home RE Ltd., Series 2022-1, Class M1A, VRN, 8.17%, (30-day average SOFR plus 2.85%), 10/25/34(3)	3,837,649	3,865,899
JP Morgan Mortgage Trust, Series 2020-3, Class A15, VRN, 3.50%, 8/25/50(3)	2,093,461	1,834,224
JP Morgan Mortgage Trust, Series 2024-CES1, Class A1A, VRN, 5.92%, 6/25/54(3)	8,332,000	8,332,000
MFA Trust, Series 2021-INV2, Class A3, SEQ, VRN, 2.26%, 11/25/56(3)	10,462,992	8,986,906
MFA Trust, Series 2021-NQM1, Class A1, VRN, 1.15%, 4/25/65(3)	1,640,648	1,498,335
MFA Trust, Series 2021-NQM1, Class A3, VRN, 1.64%, 4/25/65(3)	3,779,366	3,459,078
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, VRN, 6.19%, (1-month SOFR plus 0.86%), 5/25/55(3)	7,800,000	7,808,741
OBX Trust, Series 2024-HYB1, Class A1, SEQ, VRN, 3.53%, 3/25/53(3)	4,526,758	4,365,070
OBX Trust, Series 2024-HYB2, Class A1, SEQ, VRN, 3.52%, 4/25/53(3)	7,854,848	7,559,511
RCKT Mortgage Trust, Series 2024-CES2, Class A1A, VRN, 6.14%, 4/25/44(3)	9,200,000	9,199,908
Saluda Grade Alternative Mortgage Trust, Series 2024-CES1, Class A1, VRN, 6.31%, 3/25/54(3)	11,500,000	11,499,770
SoFi Mortgage Trust, Series 2016-1A, Class 1A4, SEQ, VRN, 3.00%, 11/25/46(3)	966,380	839,463
Starwood Mortgage Residential Trust, Series 2020-2, Class B1E, VRN, 3.00%, 4/25/60(3)	7,888,000	7,258,983
Verus Securitization Trust, Series 2021-6, Class A2, VRN, 1.78%, 10/25/66(3)	3,445,334	2,899,024
Verus Securitization Trust, Series 2021-R2, Class A2, VRN, 1.12%, 2/25/64(3)	2,227,105	1,985,220
Verus Securitization Trust, Series 2021-R2, Class A3, VRN, 1.23%, 2/25/64(3)	2,627,839	2,343,156
		172,447,743
U.S. Government Agency Collateralized Mortgage Obligations — 0.4%
FHLMC, Series 2023-HQA2, Class M1A, VRN, 7.32%, (30-day average SOFR plus 2.00%), 6/25/43(3)	3,757,340	3,786,351
FHLMC, Series 3397, Class GF, VRN, 5.93%, (30-day average SOFR plus 0.61%), 12/15/37	792,422	787,331
FNMA, Series 2014-C02, Class 2M2, VRN, 8.03%, (30-day average SOFR plus 2.71%), 5/25/24	1,138,413	1,139,972
22

	Principal Amount/Shares	Value
FNMA, Series 2017-C03, Class 1M2C, VRN, 8.43%, (30-day average SOFR plus 3.11%), 10/25/29	$1,790,000	$1,848,294
FNMA, Series 2023-39, Class AI, IO, 2.00%, 7/25/52	145,076,677	18,249,500
GNMA, Series 2007-5, Class FA, VRN, 5.58%, (1-month SOFR plus 0.25%), 2/20/37	652,871	652,135
		26,463,583
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $203,111,372)		198,911,326
ASSET-BACKED SECURITIES — 3.0%
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B, 2.48%, 8/15/46(3)	10,582,000	9,470,062
Blackbird Capital II Aircraft Lease Ltd., Series 2021-1A, Class A, SEQ, 2.44%, 7/15/46(3)	10,757,258	9,484,126
Castlelake Aircraft Structured Trust, Series 2017-1R, Class A, SEQ, 2.74%, 8/15/41(3)	4,190,682	3,869,253
Castlelake Aircraft Structured Trust, Series 2021-1A, Class A, SEQ, 3.47%, 1/15/46(3)	1,692,949	1,593,518
Clsec Holdings 22t LLC, Series 2021-1, Class B, 3.46%, 5/11/37(3)	18,855,847	16,358,482
DI Issuer LLC, Series 2021-1A, Class A2, SEQ, 3.72%, 9/15/51(3)	29,614,425	26,783,597
Edgeconnex Data Centers Issuer LLC, Series 2022-1, Class A2, SEQ, 4.25%, 3/25/52(3)	14,660,995	13,485,862
Enterprise Fleet Financing LLC, Series 2024-1, Class A2, SEQ, 5.23%, 3/20/30(3)	12,200,000	12,187,114
Flexential Issuer, Series 2021-1A, Class A2, SEQ, 3.25%, 11/27/51(3)	19,850,000	18,018,147
Goodgreen Trust, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(3)	6,851,511	6,254,907
Goodgreen Trust, Series 2020-1A, Class A, SEQ, 2.63%, 4/15/55(3)	7,968,705	6,569,103
Goodgreen Trust, Series 2021-1A, Class A, SEQ, 2.66%, 10/15/56(3)	3,557,301	2,927,338
MAPS Trust, Series 2021-1A, Class A, SEQ, 2.52%, 6/15/46(3)	8,842,758	7,885,765
Navigator Aircraft ABS Ltd., Series 2021-1, Class A, SEQ, 2.77%, 11/15/46(3)	12,544,643	11,213,840
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, 10/20/61(3)	24,177,000	20,362,742
RCKT Mortgage Trust, Series 2024-CES1, Class A1A, VRN, 6.03%, 2/25/44(3)	15,167,458	15,162,248
Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class C, 1.79%, 11/20/37(3)	2,151,355	2,036,141
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(3)	1,643,462	1,615,517
TOTAL ASSET-BACKED SECURITIES (Cost $204,353,811)		185,277,762
MUNICIPAL SECURITIES — 0.9%
California State University Rev., 2.98%, 11/1/51	4,000,000	2,800,671
Foothill-Eastern Transportation Corridor Agency Rev., 4.09%, 1/15/49	6,048,000	5,102,286
Golden State Tobacco Securitization Corp. Rev., 2.75%, 6/1/34	10,765,000	9,085,966
Houston GO, 3.96%, 3/1/47	2,500,000	2,169,662
Los Angeles Community College District GO, 6.75%, 8/1/49	2,400,000	2,808,355
Los Angeles Department of Airports Rev., 6.58%, 5/15/39	1,445,000	1,564,152
Los Angeles Unified School District GO, 5.75%, 7/1/34	2,250,000	2,336,884
Michigan Strategic Fund Rev., (Flint Water Advocacy Fund), 3.23%, 9/1/47	5,000,000	3,857,343
23

		Principal Amount/Shares	Value
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33		$100,000	$100,960
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41		970,000	1,129,164
New York City GO, 5.97%, 3/1/36		500,000	528,786
New York City GO, 6.27%, 12/1/37		335,000	366,038
New York State Dormitory Authority Rev., Series F, 3.19%, 2/15/43(4)		500,000	395,457
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48		5,645,000	4,324,458
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51		2,300,000	2,246,237
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60		4,120,000	2,846,644
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36		1,360,000	1,454,311
State of California GO, 4.60%, 4/1/38		3,035,000	2,935,999
State of California GO, 7.60%, 11/1/40		455,000	563,086
Texas Natural Gas Securitization Finance Corp. Rev., 5.17%, 4/1/41		3,865,000	3,930,858
University of California Rev., 3.07%, 5/15/51		3,480,000	2,524,241
TOTAL MUNICIPAL SECURITIES (Cost $63,894,163)			53,071,558
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.8%
Chile — 0.1%
Chile Government International Bonds, 5.33%, 1/5/54		4,940,000	4,757,679
Germany — 0.6%
Bundesrepublik Deutschland Bundesanleihe, 2.30%, 2/15/33	EUR	12,250,000	13,260,753
Bundesrepublik Deutschland Bundesanleihe, Series 10Y, 2.60%, 8/15/33	EUR	10,000,000	11,073,096
Bundesrepublik Deutschland Bundesanleihe, Series G, 2.30%, 2/15/33	EUR	10,000,000	10,829,010
			35,162,859
Panama — 0.0%
Panama Government International Bonds, 4.50%, 4/1/56		$6,000,000	3,925,383
Philippines — 0.1%
Philippines Government International Bonds, 6.375%, 10/23/34		5,735,000	6,333,600
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $51,202,590)			50,179,521
U.S. GOVERNMENT AGENCY SECURITIES — 0.8%
FHLMC, 6.25%, 7/15/32		1,000,000	1,137,388
FNMA, 0.75%, 10/8/27		29,724,000	26,213,248
FNMA, 0.875%, 8/5/30		4,300,000	3,483,610
FNMA, 6.625%, 11/15/30		10,000,000	11,292,639
Tennessee Valley Authority, 1.50%, 9/15/31		5,000,000	4,128,854
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $51,152,022)			46,255,739
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.6%
BX Commercial Mortgage Trust, Series 2020-VIV2, Class C, VRN, 3.54%, 3/9/44(3)		8,839,868	7,693,948
BX Trust, Series 2018-GW, Class A, VRN, 6.42%, (1-month SOFR plus 1.10%), 5/15/35(3)		9,307,000	9,275,689
BX Trust, Series 2023-LIFE, Class A, SEQ, 5.05%, 2/15/28(3)		18,507,000	18,099,809
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $36,558,112)			35,069,446
24

	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS(5) — 3.2%
Commercial Paper(6) — 1.6%
Barton Capital SA, 5.46%, 4/1/24(3)	$40,000,000	$39,976,353
Chariot Funding LLC, 5.46%, 4/1/24(3)	60,261,000	60,225,374
		100,201,727
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	366,238	366,238
Repurchase Agreements — 1.6%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.625%, 9/15/26, valued at $4,327,289), in a joint trading account at 5.28%, dated 3/28/24, due 4/1/24 (Delivery value $4,243,922)		4,241,434
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 3/31/27, valued at $78,908,306), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $77,406,557)		77,361,000
TD Securities (USA) LLC, (collateralized by various U.S. Treasury obligations, 1.75% - 3.875%, 6/30/24 - 12/31/29, valued at $17,486,413), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $17,151,094)		17,141,000
		98,743,434
TOTAL SHORT-TERM INVESTMENTS (Cost $199,370,673)		199,311,399
TOTAL INVESTMENT SECURITIES — 102.6% (Cost $6,512,046,627)		6,347,018,043
OTHER ASSETS AND LIABILITIES — (2.6)%		(160,148,342)
TOTAL NET ASSETS — 100.0%		$6,186,869,701

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	37,252,300	EUR	33,914,718	Citibank N.A.	6/20/24	$547,895

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	352	June 2024	$71,978,500	$(14,881)
U.S. Treasury 5-Year Notes	3,308	June 2024	354,007,687	(1,088,576)
U.S. Treasury 10-Year Notes	459	June 2024	50,855,766	(180,087)
U.S. Treasury Long Bonds	807	June 2024	97,193,063	1,090,706
U.S. Treasury Ultra Bonds	202	June 2024	26,058,000	(120,354)
			$600,093,016	$(313,192)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Ultra Notes	411	June 2024	$47,104,453	$(40,801)
^Amount represents value and unrealized appreciation (depreciation).

25

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America Investment Grade Index Series 42	Buy	(1.00)%	6/20/29	$184,345,000	$(4,002,873)	$(222,713)	$(4,225,586)
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
CDX	–	Credit Derivatives Indexes
EUR	–	Euro
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
GNMA	–	Government National Mortgage Association
GO	–	General Obligation
H15T1Y	–	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IO	–	Interest Only
RFUCC	–	FTSE USD IBOR Consumer Cash Fallbacks
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
TBA	–	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	–	Uniform Mortgage-Backed Securities
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $10,825,603.
(2)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(3)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $936,994,819, which represented 15.1% of total net assets.
(4)Escrowed to maturity in U.S. government securities or state and local government securities.
(5)Category includes securities purchased with cash collateral received at the custodian bank for collateral requirements on forward commitments. At the period end, the aggregate value of cash deposits received was $653,016.
(6)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.
26

Statement of Assets and Liabilities

MARCH 31, 2024
Assets
Investment securities, at value (cost of $6,512,046,627)	$6,347,018,043
Receivable for investments sold	12,440,981
Receivable for capital shares sold	1,242,859
Unrealized appreciation on forward foreign currency exchange contracts	547,895
Interest receivable	48,205,328
6,409,455,106

Liabilities
Payable for collateral received for forward commitments	653,016
Payable for investments purchased	215,266,582
Payable for capital shares redeemed	5,726,966
Payable for variation margin on futures contracts	111,200
Payable for variation margin on swap agreements	11,001
Accrued management fees	658,394
Distribution and service fees payable	22,756
Dividends payable	135,490
222,585,405

Net Assets	$6,186,869,701

Net Assets Consist of:
Capital paid in	$7,274,796,502
Distributable earnings (loss)	(1,087,926,801)
$6,186,869,701

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$576,361,575	62,926,652	$9.16
I Class	$710,341,888	77,522,099	$9.16
Y Class	$169,502,359	18,493,812	$9.17
A Class	$68,066,307	7,429,638	$9.16
C Class	$7,852,970	858,084	$9.15
R Class	$4,163,307	454,629	$9.16
R5 Class	$5,336	582	$9.17
R6 Class	$154,988,579	16,907,557	$9.17
G Class	$4,495,587,380	490,473,146	$9.17
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $9.59 (net asset value divided by 0.955). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
27

Statement of Operations

YEAR ENDED MARCH 31, 2024
Investment Income (Loss)
Income:
Interest	$288,777,796

Expenses:
Management fees	23,154,084
Distribution and service fees:
A Class	175,563
C Class	77,431
R Class	22,014
Trustees' fees and expenses	474,624
Other expenses	205,084
24,108,800
Fees waived - G Class	(15,402,420)
8,706,380

Net investment income (loss)	280,071,416

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(232,707,960)
Forward foreign currency exchange contract transactions	(334,998)
Futures contract transactions	(41,598,756)
Swap agreement transactions	(1,011,563)
Foreign currency translation transactions	45,060
(275,608,217)

Change in net unrealized appreciation (depreciation) on:
Investments	95,151,215
Forward foreign currency exchange contracts	547,895
Futures contracts	(6,531,058)
Swap agreements	(737,201)
Translation of assets and liabilities in foreign currencies	18,378
88,449,229

Net realized and unrealized gain (loss)	(187,158,988)

Net Increase (Decrease) in Net Assets Resulting from Operations	$92,912,428

See Notes to Financial Statements.
28

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2024 AND MARCH 31, 2023
Increase (Decrease) in Net Assets	March 31, 2024	March 31, 2023
Operations
Net investment income (loss)	$280,071,416	$179,380,066
Net realized gain (loss)	(275,608,217)	(486,131,417)
Change in net unrealized appreciation (depreciation)	88,449,229	119,171,729
Net increase (decrease) in net assets resulting from operations	92,912,428	(187,579,622)

Distributions to Shareholders
From earnings:
Investor Class	(23,719,958)	(19,569,703)
I Class	(30,280,637)	(20,599,587)
Y Class	(6,030,070)	(4,542,278)
A Class	(2,646,902)	(2,056,597)
C Class	(234,872)	(124,606)
R Class	(154,708)	(114,620)
R5 Class	(219)	(161)
R6 Class	(6,301,123)	(4,069,188)
G Class	(209,482,285)	(128,590,062)
Decrease in net assets from distributions	(278,850,774)	(179,666,802)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	167,257,018	4,699,525,995

Net increase (decrease) in net assets	(18,681,328)	4,332,279,571

Net Assets
Beginning of period	6,205,551,029	1,873,271,458
End of period	$6,186,869,701	$6,205,551,029

See Notes to Financial Statements.
29

Notes to Financial Statements

MARCH 31, 2024

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.  Sale of the G Class commenced on May 19, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, bank loan obligations, municipal securities and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

30

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Foreign Currency Translations — All assets and liabilities, including investment securities and other financial instruments, initially expressed in foreign currencies are translated into U.S. dollars each day at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
31

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 38% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2024 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2925% to 0.4100%	0.2500% to 0.3100%	0.59%
I Class		0.0500% to 0.1100%	0.39%
Y Class		0.0200% to 0.0800%	0.36%
A Class		0.2500% to 0.3100%	0.59%
C Class		0.2500% to 0.3100%	0.59%
R Class		0.2500% to 0.3100%	0.59%
R5 Class		0.0500% to 0.1100%	0.39%
R6 Class		0.0000% to 0.0600%	0.34%
G Class		0.0000% to 0.0600%	0.00%(1)
(1)Effective annual management fee before waiver was 0.34%.

32

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2024 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2024 totaled $9,508,115,345, of which $6,646,682,171 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2024 totaled $9,295,800,276, of which $6,250,312,373 represented U.S. Treasury and Government Agency obligations.

33

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2024		Year ended March 31, 2023(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	20,980,105	$194,496,552	18,623,991	$174,732,084
Issued in reinvestment of distributions	2,546,509	23,239,720	2,020,376	19,076,378
Redeemed	(23,199,391)	(212,498,175)	(31,479,699)	(295,709,814)
	327,223	5,238,097	(10,835,332)	(101,901,352)
I Class
Sold	35,560,874	325,523,735	35,508,524	334,793,636
Issued in reinvestment of distributions	3,204,687	29,230,203	2,040,603	19,275,092
Redeemed	(34,391,489)	(312,550,008)	(37,464,788)	(356,109,498)
	4,374,072	42,203,930	84,339	(2,040,770)
Y Class
Sold	7,536,955	68,947,597	6,835,974	66,237,269
Issued in reinvestment of distributions	660,348	6,029,944	480,560	4,540,429
Redeemed	(2,333,699)	(21,317,630)	(8,475,057)	(80,193,190)
	5,863,604	53,659,911	(1,158,523)	(9,415,492)
A Class
Sold	1,301,554	11,877,500	956,176	9,053,633
Issued in reinvestment of distributions	269,642	2,460,217	202,730	1,914,145
Redeemed	(1,989,428)	(18,149,286)	(1,975,254)	(18,766,114)
	(418,232)	(3,811,569)	(816,348)	(7,798,336)
C Class
Sold	239,411	2,196,023	330,192	3,107,903
Issued in reinvestment of distributions	25,387	231,223	13,034	122,715
Redeemed	(217,441)	(1,989,817)	(291,397)	(2,772,836)
	47,357	437,429	51,829	457,782
R Class
Sold	96,782	883,305	127,162	1,206,392
Issued in reinvestment of distributions	16,835	153,500	12,090	113,971
Redeemed	(167,765)	(1,505,819)	(149,447)	(1,426,909)
	(54,148)	(469,014)	(10,195)	(106,546)
R5 Class
Issued in reinvestment of distributions	24	219	17	161
R6 Class
Sold	6,050,489	55,758,798	6,276,644	60,051,602
Issued in reinvestment of distributions	682,021	6,227,707	425,051	4,011,953
Redeemed	(4,475,111)	(40,869,721)	(3,981,256)	(37,787,995)
	2,257,399	21,116,784	2,720,439	26,275,560
G Class
Sold	73,240,958	671,240,781	91,486,497	860,555,731
Issued in connection with reorganization (Note 10)	—	—	435,638,705	4,331,988,616
Issued in reinvestment of distributions	22,949,710	209,482,285	13,700,263	128,589,227
Redeemed	(91,292,280)	(831,841,835)	(55,250,707)	(527,078,586)
	4,898,388	48,881,231	485,574,758	4,794,054,988
Net increase (decrease)	17,295,687	$167,257,018	475,610,984	$4,699,525,995
(1)May 19, 2022 (commencement of sale) through March 31, 2023 for the G Class.
34

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$2,135,871,555	—
U.S. Treasury Securities	—	1,615,671,924	—
Corporate Bonds	—	1,610,126,726	—
Collateralized Loan Obligations	—	217,271,087	—
Collateralized Mortgage Obligations	—	198,911,326	—
Asset-Backed Securities	—	185,277,762	—
Municipal Securities	—	53,071,558	—
Sovereign Governments and Agencies	—	50,179,521	—
U.S. Government Agency Securities	—	46,255,739	—
Commercial Mortgage-Backed Securities	—	35,069,446	—
Short-Term Investments	$366,238	198,945,161	—
	$366,238	$6,346,651,805	—
Other Financial Instruments
Futures Contracts	$1,090,706	—	—
Forward Foreign Currency Exchange Contracts	—	$547,895	—
	$1,090,706	$547,895	—

Liabilities
Other Financial Instruments
Futures Contracts	$1,444,699	—	—
Swap Agreements	—	$4,225,586	—
	$1,444,699	$4,225,586	—

35

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $200,048,750.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $37,252,300.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $1,110,344,330 futures contracts purchased and $28,995,453 futures contracts sold.

36

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $96,800,000.

Value of Derivative Instruments as of March 31, 2024

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$11,001
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$547,895	Unrealized depreciation on forward foreign currency exchange contracts	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	111,200
		$547,895		$122,201

*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2024

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(1,415,096)	Change in net unrealized appreciation (depreciation) on swap agreements	$(222,713)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(334,998)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	547,895
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(41,598,756)	Change in net unrealized appreciation (depreciation) on futures contracts	(6,531,058)
Other Contracts	Net realized gain (loss) on swap agreement transactions	403,533	Change in net unrealized appreciation (depreciation) on swap agreements	(514,488)
		$(42,945,317)		$(6,720,364)

37

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distributions Paid From
Ordinary income	$278,850,774	$179,666,802
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$6,517,730,474
Gross tax appreciation of investments	$46,813,395
Gross tax depreciation of investments	(217,525,826)
Net tax appreciation (depreciation) of investments	(170,712,431)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(154,076)
Net tax appreciation (depreciation)	$(170,866,507)
Other book-to-tax adjustments	$(61,023)
Undistributed ordinary income	$2,053,572
Accumulated short-term capital losses	$(490,853,511)
Accumulated long-term capital losses	$(428,199,332)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Due to a shift in ownership of the fund, future capital loss carryover utilization in any given year is subject to Internal Revenue Code limitations. Any remaining accumulated gains after application of this limitation will be distributed to shareholders.

38

10. Reorganization

On December 16, 2021, the Board of Trustees approved an agreement and plan of reorganization (the reorganization), whereby the net assets of NT Diversified Bond Fund, one fund in a series issued by the trust, were transferred to Diversified Bond Fund in exchange for shares of Diversified Bond Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of Diversified Bond Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on May 27, 2022.

The reorganization was accomplished by a tax-free exchange of shares. On May 27, 2022, NT Diversified Bond Fund exchanged its shares for shares of Diversified Bond Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
NT Diversified Bond Fund – G Class	427,890,190	Diversified Bond Fund – G Class	435,638,705

The net assets of NT Diversified Bond Fund and Diversified Bond Fund immediately before the reorganization were $4,331,988,616 and $1,779,254,262, respectively. NT Diversified Bond Fund's unrealized depreciation of $(309,319,355) was combined with that of Diversified Bond Fund. Immediately after the reorganization, the combined net assets were $6,111,242,878.

39

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2024	$9.43	0.37	(0.27)	0.10	(0.37)	—	(0.37)	$9.16	1.15%	0.60%	0.60%	4.05%	4.05%	154%	$576,362
2023	$10.28	0.28	(0.85)	(0.57)	(0.28)	—	(0.28)	$9.43	(5.56)%	0.60%	0.60%	3.03%	3.03%	170%	$590,248
2022	$10.96	0.15	(0.55)	(0.40)	(0.17)	(0.11)	(0.28)	$10.28	(3.81)%	0.59%	0.59%	1.41%	1.41%	238%	$755,003
2021	$11.10	0.17	0.17	0.34	(0.17)	(0.31)	(0.48)	$10.96	2.95%	0.60%	0.60%	1.42%	1.42%	238%	$750,959
2020	$10.61	0.26	0.50	0.76	(0.27)	—	(0.27)	$11.10	7.18%	0.60%	0.60%	2.40%	2.40%	82%	$1,302,958
I Class
2024	$9.43	0.39	(0.27)	0.12	(0.39)	—	(0.39)	$9.16	1.35%	0.40%	0.40%	4.25%	4.25%	154%	$710,342
2023	$10.28	0.30	(0.86)	(0.56)	(0.29)	—	(0.29)	$9.43	(5.37)%	0.40%	0.40%	3.23%	3.23%	170%	$689,974
2022	$10.96	0.18	(0.56)	(0.38)	(0.19)	(0.11)	(0.30)	$10.28	(3.62)%	0.39%	0.39%	1.61%	1.61%	238%	$751,444
2021	$11.10	0.18	0.18	0.36	(0.19)	(0.31)	(0.50)	$10.96	3.06%	0.40%	0.40%	1.62%	1.62%	238%	$871,066
2020	$10.62	0.28	0.49	0.77	(0.29)	—	(0.29)	$11.10	7.39%	0.40%	0.40%	2.60%	2.60%	82%	$648,832
Y Class
2024	$9.44	0.39	(0.27)	0.12	(0.39)	—	(0.39)	$9.17	1.38%	0.37%	0.37%	4.28%	4.28%	154%	$169,502
2023	$10.29	0.30	(0.85)	(0.55)	(0.30)	—	(0.30)	$9.44	(5.33)%	0.37%	0.37%	3.26%	3.26%	170%	$119,167
2022	$10.96	0.18	(0.54)	(0.36)	(0.20)	(0.11)	(0.31)	$10.29	(3.50)%	0.36%	0.36%	1.64%	1.64%	238%	$141,842
2021	$11.11	0.18	0.17	0.35	(0.19)	(0.31)	(0.50)	$10.96	3.09%	0.37%	0.37%	1.65%	1.65%	238%	$115,357
2020	$10.62	0.29	0.49	0.78	(0.29)	—	(0.29)	$11.11	7.42%	0.37%	0.37%	2.63%	2.63%	82%	$72,594

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2024	$9.43	0.35	(0.27)	0.08	(0.35)	—	(0.35)	$9.16	0.90%	0.85%	0.85%	3.80%	3.80%	154%	$68,066
2023	$10.28	0.25	(0.85)	(0.60)	(0.25)	—	(0.25)	$9.43	(5.79)%	0.85%	0.85%	2.78%	2.78%	170%	$74,013
2022	$10.96	0.13	(0.56)	(0.43)	(0.14)	(0.11)	(0.25)	$10.28	(4.05)%	0.84%	0.84%	1.16%	1.16%	238%	$89,094
2021	$11.10	0.13	0.18	0.31	(0.14)	(0.31)	(0.45)	$10.96	2.69%	0.85%	0.85%	1.17%	1.17%	238%	$113,848
2020	$10.62	0.23	0.49	0.72	(0.24)	—	(0.24)	$11.10	6.81%	0.85%	0.85%	2.15%	2.15%	82%	$118,924
C Class
2024	$9.42	0.28	(0.27)	0.01	(0.28)	—	(0.28)	$9.15	0.14%	1.60%	1.60%	3.05%	3.05%	154%	$7,853
2023	$10.27	0.18	(0.85)	(0.67)	(0.18)	—	(0.18)	$9.42	(6.51)%	1.60%	1.60%	2.03%	2.03%	170%	$7,638
2022	$10.95	0.04	(0.55)	(0.51)	(0.06)	(0.11)	(0.17)	$10.27	(4.78)%	1.59%	1.59%	0.41%	0.41%	238%	$7,795
2021	$11.09	0.05	0.17	0.22	(0.05)	(0.31)	(0.36)	$10.95	1.93%	1.60%	1.60%	0.42%	0.42%	238%	$10,550
2020	$10.61	0.15	0.49	0.64	(0.16)	—	(0.16)	$11.09	6.02%	1.60%	1.60%	1.40%	1.40%	82%	$18,182
R Class
2024	$9.43	0.32	(0.27)	0.05	(0.32)	—	(0.32)	$9.16	0.64%	1.10%	1.10%	3.55%	3.55%	154%	$4,163
2023	$10.28	0.23	(0.85)	(0.62)	(0.23)	—	(0.23)	$9.43	(6.03)%	1.10%	1.10%	2.53%	2.53%	170%	$4,796
2022	$10.95	0.10	(0.54)	(0.44)	(0.12)	(0.11)	(0.23)	$10.28	(4.29)%	1.09%	1.09%	0.91%	0.91%	238%	$5,334
2021	$11.10	0.10	0.17	0.27	(0.11)	(0.31)	(0.42)	$10.95	2.44%	1.10%	1.10%	0.92%	0.92%	238%	$7,274
2020	$10.61	0.21	0.49	0.70	(0.21)	—	(0.21)	$11.10	6.65%	1.10%	1.10%	1.90%	1.90%	82%	$7,211

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2024	$9.43	0.39	(0.26)	0.13	(0.39)	—	(0.39)	$9.17	1.45%	0.40%	0.40%	4.25%	4.25%	154%	$5
2023	$10.28	0.30	(0.86)	(0.56)	(0.29)	—	(0.29)	$9.43	(5.40)%	0.40%	0.40%	3.23%	3.23%	170%	$5
2022	$10.96	0.19	(0.57)	(0.38)	(0.19)	(0.11)	(0.30)	$10.28	(3.61)%	0.39%	0.39%	1.61%	1.61%	238%	$6
2021	$11.10	0.18	0.18	0.36	(0.19)	(0.31)	(0.50)	$10.96	3.15%	0.40%	0.40%	1.62%	1.62%	238%	$629
2020	$10.62	0.28	0.49	0.77	(0.29)	—	(0.29)	$11.10	7.29%	0.40%	0.40%	2.60%	2.60%	82%	$615
R6 Class
2024	$9.44	0.39	(0.27)	0.12	(0.39)	—	(0.39)	$9.17	1.40%	0.35%	0.35%	4.30%	4.30%	154%	$154,989
2023	$10.29	0.30	(0.85)	(0.55)	(0.30)	—	(0.30)	$9.44	(5.31)%	0.35%	0.35%	3.28%	3.28%	170%	$138,248
2022	$10.97	0.18	(0.55)	(0.37)	(0.20)	(0.11)	(0.31)	$10.29	(3.57)%	0.34%	0.34%	1.66%	1.66%	238%	$122,753
2021	$11.11	0.19	0.17	0.36	(0.19)	(0.31)	(0.50)	$10.97	3.20%	0.35%	0.35%	1.67%	1.67%	238%	$128,121
2020	$10.63	0.29	0.48	0.77	(0.29)	—	(0.29)	$11.11	7.34%	0.35%	0.35%	2.65%	2.65%	82%	$143,473
G Class
2024	$9.44	0.42	(0.27)	0.15	(0.42)	—	(0.42)	$9.17	1.75%	0.01%	0.35%	4.64%	4.30%	154%	$4,495,587
2023(3)	$9.85	0.30	(0.41)	(0.11)	(0.30)	—	(0.30)	$9.44	(1.10)%	0.01%	0.35%	3.67%	3.33%	170%(4)	$4,581,460

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)May 19, 2022 (commencement of sale) through March 31, 2023.
(4)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2023.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the Diversified Bond Fund and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Diversified Bond Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for the three years then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for the three years then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2024

We have served as the auditor of one or more American Century investment companies since 1997.
44

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	31	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	86	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Retired; Chief Financial Officer, EMPIRE (digital media distribution) (2023); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	31	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	31	None
45

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	31	None
John M. Loder (1958)	Trustee	Since 2024	Retired; Lawyer, Ropes & Gray LLP (1984 to 2023)	31	None
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

46

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

47

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2023 through December 31, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

48

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

49

Notes
50

Notes

51

Notes

52

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92280 2405

Annual Report

March 31, 2024

High Income Fund
Investor Class (AHIVX)
I Class (AHIIX)
Y Class (NPHIX)
A Class (AHIAX)
R5 Class (AHIEX)
R6 Class (AHIDX)
G Class (ACHFX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending March 31, 2024. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Surged While Bonds Delivered Modest Gains

Soaring U.S. Treasury yields weighed on bond returns for the first six months of the reporting period. Meanwhile, inflation slowed but remained well above the Federal Reserve’s (Fed’s) target, lending conditions tightened, and recession risk rose. This fueled expectations for a shift in Fed policy, which, along with better-than-expected earnings, helped U.S. stocks deliver modest gains.

The Fed lifted rates in May, paused in June and hiked again in July to a range of 5.25% to 5.5%, a 22-year high. The Fed left rates unchanged in September but warned that persistent above-target inflation may require more tightening. This news pushed Treasury yields to multiyear highs in October and sent stocks tumbling. By November, inflation showed signs of moderating, and the Fed held rates steady again, reviving investor enthusiasm. Then, in December, Fed policymakers expressed more confidence about the inflation outlook and forecasted three rate cuts for 2024. Against this backdrop, recession fears eased, Treasury yields declined, and stocks and bonds ended 2023 on a strong note.
Despite the Fed’s continued pause, yields reversed course again in early 2024 amid a steady stream of better-than-expected economic data and persistent inflation. But the bond market’s late-2023 rally helped the Bloomberg U.S. Aggregate Bond Index maintain a gain of 1.70% for the 12-month period. Most stock indices continued to rally into 2024, buoyed by solid corporate earnings and expectations for Fed rate cuts. The S&P 500 Index returned 29.88% for the 12-month period, and growth stocks generally outperformed value stocks.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, still-tight financial conditions, political uncertainty and slowing growth. In addition, the Israel-Hamas war and other tensions in the Middle East complicate the global backdrop and represent additional considerations for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2024
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Y Class	NPHIX	10.97%	4.49%	4.37%	—	12/27/12
ICE BofA U.S. High Yield Constrained Index	—	11.06%	4.01%	4.36%	—	—
Investor Class	AHIVX	10.76%	4.29%	—	4.05%	10/2/17
I Class	AHIIX	10.86%	4.39%	—	4.16%	10/2/17
A Class	AHIAX					10/2/17
No sales charge		10.48%	4.03%	—	3.79%
With sales charge		5.51%	3.07%	—	3.06%
R5 Class	AHIEX	10.97%	4.50%	—	4.26%	10/2/17
R6 Class	AHIDX	10.89%	4.52%	—	4.29%	10/2/17
G Class	ACHFX	11.61%	—	—	8.52%	5/19/22
Average annual returns since inception are presented when ten years of performance history is not available. Y Class and G Class returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
The fund acquired the net assets and assumed the historical performance of the Nomura High Yield Fund, a series of The Advisors’ Inner Circle Fund III on October 2, 2017. Accordingly, the performance shown for periods prior to October 2, 2017 represents the performance of Class I shares of the Nomura High Yield Fund. In addition, the Nomura High Yield Fund acquired the net assets and assumed the historical performance of the High Yield Fund, a series of Nomura Partners Funds, Inc. on December 8, 2014. Accordingly, the performance shown for periods before December 8, 2014 represents the performance of Class I shares of the High Yield Fund. The Nomura High Yield Fund and the High Yield Fund returns in the performance tables and graphs have not been adjusted to reflect the fund’s expenses. If the Nomura High Yield Fund and the High Yield Fund performance information had been adjusted to reflect the fund’s expenses, the performance may have been higher or lower for a given period depending on the expenses incurred by the Nomura High Yield Fund and the High Yield Fund for that period.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2024
Y Class — $15,330

ICE BofA U.S. High Yield Constrained Index — $15,321

Ending value of Y Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	R5 Class	R6 Class	G Class
0.78%	0.68%	0.58%	1.03%	0.58%	0.53%	0.53%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Investment Advisor: American Century Investment Management, Inc.
Subadvisor: Nomura Corporate Research and Asset Management Inc.

Portfolio Managers: Steve Kotsen, David Crall, Amy Yu Chang and Derek Leung

Performance Summary

High Income returned 10.97%* for the 12-month period ended March 31, 2024. By comparison, the ICE BofA U.S. High Yield Constrained Index returned 11.06%. Fund returns reflect operating expenses, while index returns do not.

Market Backdrop Aided High-Yield Bonds

The reporting period began on a strong note for high-yield bonds, as contagion fears from a succession of regional bank failures ultimately dissipated. Amid a dramatic slowdown in inflation, steady growth and continued employment gains, investor sentiment remained relatively upbeat through 2023’s second quarter. In September and October, continued strong economic and employment data and heavy Treasury issuance drove rates higher. However, in November, a weak employment report and slowing inflation put a possible soft landing into view, leading to a rally across risk assets. Federal Reserve (Fed) Board Chair Jerome Powell bolstered the rally in December when he mentioned that rate cuts were likely in 2024.

In early 2024, robust economic data and hotter-than-expected inflation caused investors to reassess the outlook for Fed policy. The shift to a higher-for-longer interest rate outlook lifted Treasury yields across the curve. Despite these influences, the high-yield market performed well in March due to the economic news and supportive supply/demand factors. Additionally, fourth-quarter earnings results indicated high-yield issuers’ profitability remained solid, the Fed reiterated its rate-cut expectations, stocks rallied and credit spreads modestly tightened.

Wireline Telecommunications, Cable and Satellite, Specialty Retail Holdings Detracted

Idiosyncratic credit events late in the reporting period weighed on the fund’s wireline telecommunications and cable and satellite holdings. In late 2023, bonds from Level 3 Financing, a telecommunications service provider, declined in value. Facing challenged financial results and sizable near-term maturities, the company moved forward on transactions that negatively affected its existing bonds. In the first quarter of 2024, our overweight position versus the index in telecommunications service provider Altice France detracted from performance. The company significantly shifted its engagement with bondholders by seeking material concessions from bondholders to deleverage the company’s capital structure.

In specialty retail, our underweight position in used car retailer Carvana detracted. The company reentered high-yield benchmarks in January 2024 and proceeded to report better-than-expected earnings. We maintained the underweight, given our concerns about the company’s ability to remain sustainably profitable in a competitive and mature industry.

Ratings Focus Aided Performance

Lower-credit-quality securities outperformed, and our ratings posture boosted relative performance. Specifically, our underweight in BB-rated issuers and security selection among B-rated bonds were key contributors. Meanwhile, out-of-index exposure to securities with BBB credit ratings detracted from relative returns.

*All fund returns referenced in this commentary are for Y Class shares. Performance for other share classes will vary due to differences in fee structure; when Y Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

Key sector contributors included recreation and travel, theaters and entertainment, oil field equipment and services, and restaurants. Our overweight position in cruise lines was a notable contributor. Carnival, Royal Caribbean Cruises and NCL benefited from the resurgence in consumer travel spending.

Additionally, our position in short-duration bonds from AMC Entertainment Holdings, a theater chain, aided results. Our overweight in Carrols Restaurant Group, a fast-food chain operator, drove outperformance in the restaurants sector, as fast-food chain Burger King acquired the company.

Fund Characteristics

MARCH 31, 2024
Types of Investments in Portfolio	% of net assets
Corporate Bonds	94.3%
Preferred Stocks	1.4%
Bank Loan Obligations	1.1%
Common Stocks	0.4%
Convertible Bonds	0.1%
Escrow Interests	0.0%
Warrants	0.0%
Short-Term Investments	1.6%
Other Assets and Liabilities	1.1%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period(1) 10/1/23 - 3/31/24	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,084.60	$4.12	0.79%
I Class	$1,000	$1,085.10	$3.60	0.69%
Y Class	$1,000	$1,085.60	$3.08	0.59%
A Class	$1,000	$1,083.20	$5.42	1.04%
R5 Class	$1,000	$1,085.60	$3.08	0.59%
R6 Class	$1,000	$1,085.90	$2.82	0.54%
G Class	$1,000	$1,088.70	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,021.05	$3.99	0.79%
I Class	$1,000	$1,021.55	$3.49	0.69%
Y Class	$1,000	$1,022.05	$2.98	0.59%
A Class	$1,000	$1,019.80	$5.25	1.04%
R5 Class	$1,000	$1,022.05	$2.98	0.59%
R6 Class	$1,000	$1,022.30	$2.73	0.54%
G Class	$1,000	$1,024.95	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

MARCH 31, 2024

	Principal Amount/Shares	Value
CORPORATE BONDS — 94.3%
Aerospace and Defense — 2.6%
AAR Escrow Issuer LLC, 6.75%, 3/15/29(1)	$1,000,000	$1,008,944
Bombardier, Inc., 7.125%, 6/15/26(1)	1,700,000	1,726,440
Bombardier, Inc., 7.875%, 4/15/27(1)	5,520,000	5,527,309
Bombardier, Inc., 6.00%, 2/15/28(1)	2,850,000	2,806,608
Bombardier, Inc., 7.50%, 2/1/29(1)	1,650,000	1,700,909
Bombardier, Inc., 8.75%, 11/15/30(1)	1,000,000	1,069,026
Bombardier, Inc., 7.25%, 7/1/31(1)(2)	975,000	978,204
BWX Technologies, Inc., 4.125%, 4/15/29(1)	975,000	900,530
Howmet Aerospace, Inc., 5.125%, 10/1/24	469,000	467,086
Howmet Aerospace, Inc., 5.95%, 2/1/37	2,550,000	2,641,471
Spirit AeroSystems, Inc., 4.60%, 6/15/28	2,025,000	1,900,251
Spirit AeroSystems, Inc., 9.375%, 11/30/29(1)	2,785,000	3,041,323
Spirit AeroSystems, Inc., 9.75%, 11/15/30(1)	1,650,000	1,847,697
TransDigm, Inc., 7.50%, 3/15/27	2,848,000	2,852,699
TransDigm, Inc., 5.50%, 11/15/27	12,100,000	11,852,463
TransDigm, Inc., 6.75%, 8/15/28(1)	3,325,000	3,373,040
TransDigm, Inc., 4.625%, 1/15/29	1,575,000	1,463,498
TransDigm, Inc., 6.375%, 3/1/29(1)	2,375,000	2,385,362
TransDigm, Inc., 4.875%, 5/1/29	2,375,000	2,211,994
TransDigm, Inc., 6.875%, 12/15/30(1)	600,000	612,297
TransDigm, Inc., 7.125%, 12/1/31(1)	350,000	361,133
TransDigm, Inc., 6.625%, 3/1/32(1)	4,350,000	4,400,203
Triumph Group, Inc., 9.00%, 3/15/28(1)	1,305,000	1,377,404
		56,505,891
Air Freight and Logistics — 0.1%
Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)	400,000	362,059
Rand Parent LLC, 8.50%, 2/15/30(1)	2,725,000	2,702,450
		3,064,509
Automobile Components — 1.3%
Adient Global Holdings Ltd., 7.00%, 4/15/28(1)	1,125,000	1,150,561
Adient Global Holdings Ltd., 8.25%, 4/15/31(1)	1,475,000	1,557,656
Clarios Global LP, 6.75%, 5/15/25(1)	518,000	518,855
Clarios Global LP/Clarios U.S. Finance Co., 8.50%, 5/15/27(1)	900,000	903,049
Dana, Inc., 5.375%, 11/15/27	125,000	122,381
Dana, Inc., 4.50%, 2/15/32	600,000	519,056
Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28(1)	1,100,000	1,095,877
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/29(1)	3,175,000	2,825,330
Goodyear Tire & Rubber Co., 9.50%, 5/31/25	360,000	363,356
Goodyear Tire & Rubber Co., 7.00%, 3/15/28	625,000	638,409
Goodyear Tire & Rubber Co., 5.00%, 7/15/29	2,675,000	2,500,227
Goodyear Tire & Rubber Co., 5.25%, 4/30/31	400,000	367,588
Goodyear Tire & Rubber Co., 5.25%, 7/15/31	3,675,000	3,352,395
Goodyear Tire & Rubber Co., 5.625%, 4/30/33	925,000	845,507
IHO Verwaltungs GmbH, 6.38% Cash or 7.13% PIK, 5/15/29(1)	900,000	905,308
Patrick Industries, Inc., 7.50%, 10/15/27(1)	1,743,000	1,765,373

	Principal Amount/Shares	Value
Patrick Industries, Inc., 4.75%, 5/1/29(1)	$1,850,000	$1,730,071
Phinia, Inc., 6.75%, 4/15/29(1)(2)	325,000	328,540
Tenneco, Inc., 8.00%, 11/17/28(1)	3,175,000	2,900,087
Wheel Pros, Inc., 6.50%, 5/15/29(1)	1,600,000	490,000
ZF North America Capital, Inc., 6.875%, 4/14/28(1)	1,050,000	1,090,084
ZF North America Capital, Inc., 7.125%, 4/14/30(1)	2,250,000	2,372,933
		28,342,643
Automobiles — 1.4%
Aston Martin Capital Holdings Ltd., 10.00%, 3/31/29(1)	1,000,000	1,019,165
Ford Motor Co., 4.75%, 1/15/43	1,709,000	1,420,781
Ford Motor Co., 5.29%, 12/8/46	3,825,000	3,405,161
Ford Motor Credit Co. LLC, 5.125%, 6/16/25	1,700,000	1,685,278
Ford Motor Credit Co. LLC, 6.95%, 3/6/26	200,000	203,896
Ford Motor Credit Co. LLC, 6.95%, 6/10/26	425,000	434,354
Ford Motor Credit Co. LLC, 7.35%, 11/4/27	1,200,000	1,259,115
Ford Motor Credit Co. LLC, 6.80%, 5/12/28	1,222,000	1,270,204
Ford Motor Credit Co. LLC, 5.11%, 5/3/29	7,750,000	7,528,401
Ford Motor Credit Co. LLC, 7.35%, 3/6/30	1,025,000	1,093,474
Ford Motor Credit Co. LLC, 4.00%, 11/13/30	1,400,000	1,251,076
Jaguar Land Rover Automotive PLC, 7.75%, 10/15/25(1)	1,800,000	1,820,650
Jaguar Land Rover Automotive PLC, 5.875%, 1/15/28(1)	1,800,000	1,773,119
Jaguar Land Rover Automotive PLC, 5.50%, 7/15/29(1)	1,400,000	1,348,686
Mclaren Finance PLC, 7.50%, 8/1/26(1)	1,400,000	1,247,551
Nissan Motor Co. Ltd., 4.81%, 9/17/30(1)	550,000	513,949
PM General Purchaser LLC, 9.50%, 10/1/28(1)	1,275,000	1,302,485
Thor Industries, Inc., 4.00%, 10/15/29(1)	1,475,000	1,321,309
Winnebago Industries, Inc., 6.25%, 7/15/28(1)	1,525,000	1,511,320
		31,409,974
Banks — 1.4%
Freedom Mortgage Corp., 7.625%, 5/1/26(1)	2,300,000	2,298,485
Freedom Mortgage Corp., 6.625%, 1/15/27(1)	2,875,000	2,792,050
Freedom Mortgage Corp., 12.00%, 10/1/28(1)	2,250,000	2,454,874
Freedom Mortgage Corp., 12.25%, 10/1/30(1)	300,000	330,247
Freedom Mortgage Holdings LLC, 9.25%, 2/1/29(1)	1,325,000	1,357,260
LD Holdings Group LLC, 6.50%, 11/1/25(1)	950,000	923,104
LD Holdings Group LLC, 6.125%, 4/1/28(1)	500,000	414,898
Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28(1)	1,975,000	1,892,339
Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/30(1)	3,175,000	2,883,411
Nationstar Mortgage Holdings, Inc., 5.75%, 11/15/31(1)	700,000	646,314
Nationstar Mortgage Holdings, Inc., 7.125%, 2/1/32(1)	775,000	770,274
Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/25(1)	580,000	556,830
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc., 3.625%, 3/1/29(1)	2,750,000	2,476,404
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc., 3.875%, 3/1/31(1)	475,000	414,273
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc., 4.00%, 10/15/33(1)	3,500,000	2,968,248
Societe Generale SA, VRN, 7.13%, 1/19/55(1)	400,000	399,626
UniCredit SpA, VRN, 5.46%, 6/30/35(1)	2,800,000	2,632,010
United Wholesale Mortgage LLC, 5.75%, 6/15/27(1)	825,000	802,864
United Wholesale Mortgage LLC, 5.50%, 4/15/29(1)	2,675,000	2,532,553
		29,546,064

	Principal Amount/Shares	Value
Beverages — 0.2%
Primo Water Holdings, Inc., 4.375%, 4/30/29(1)	$2,550,000	$2,347,366
Triton Water Holdings, Inc., 6.25%, 4/1/29(1)	1,500,000	1,367,655
		3,715,021
Biotechnology — 0.0%
Grifols SA, 4.75%, 10/15/28(1)	1,125,000	932,198
Broadline Retail — 0.8%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/1/27(1)	2,750,000	2,691,632
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.50%, 3/1/29(1)	1,100,000	993,200
Kohl's Corp., 4.625%, 5/1/31	300,000	252,750
Kohl's Corp., 5.55%, 7/17/45	325,000	238,875
Macy's Retail Holdings LLC, 5.875%, 4/1/29(1)	2,050,000	2,013,137
Macy's Retail Holdings LLC, 5.875%, 3/15/30(1)	175,000	170,274
Macy's Retail Holdings LLC, 6.125%, 3/15/32(1)	225,000	218,322
Macy's Retail Holdings LLC, 4.50%, 12/15/34	250,000	220,342
Macy's Retail Holdings LLC, 6.375%, 3/15/37	775,000	724,945
Macy's Retail Holdings LLC, 5.125%, 1/15/42	2,675,000	2,326,284
Match Group Holdings II LLC, 5.00%, 12/15/27(1)	1,025,000	983,080
Match Group Holdings II LLC, 4.625%, 6/1/28(1)	550,000	519,435
Match Group Holdings II LLC, 4.125%, 8/1/30(1)	450,000	400,675
Millennium Escrow Corp., 6.625%, 8/1/26(1)	1,500,000	890,622
Nordstrom, Inc., 4.375%, 4/1/30	300,000	271,869
Nordstrom, Inc., 5.00%, 1/15/44	100,000	77,573
QVC, Inc., 4.45%, 2/15/25	1,300,000	1,261,017
QVC, Inc., 4.75%, 2/15/27	1,050,000	935,850
QVC, Inc., 4.375%, 9/1/28	250,000	200,601
QVC, Inc., 5.45%, 8/15/34	1,750,000	1,164,634
		16,555,117
Building Products — 1.4%
Advanced Drainage Systems, Inc., 5.00%, 9/30/27(1)	450,000	436,940
Advanced Drainage Systems, Inc., 6.375%, 6/15/30(1)	1,025,000	1,031,258
AmeriTex HoldCo Intermediate LLC, 10.25%, 10/15/28(1)	750,000	806,180
APi Group DE, Inc., 4.125%, 7/15/29(1)	2,175,000	1,961,746
APi Group DE, Inc., 4.75%, 10/15/29(1)	750,000	691,958
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	1,950,000	1,862,168
Builders FirstSource, Inc., 4.25%, 2/1/32(1)	6,875,000	6,170,449
Builders FirstSource, Inc., 6.375%, 6/15/32(1)	3,600,000	3,656,416
Builders FirstSource, Inc., 6.375%, 3/1/34(1)	1,675,000	1,684,008
Cornerstone Building Brands, Inc., 6.125%, 1/15/29(1)	875,000	784,344
CP Atlas Buyer, Inc., 7.00%, 12/1/28(1)	175,000	164,466
EMRLD Borrower LP/Emerald Co.-Issuer, Inc., 6.625%, 12/15/30(1)	1,575,000	1,592,078
Griffon Corp., 5.75%, 3/1/28	2,950,000	2,891,167
JELD-WEN, Inc., 4.625%, 12/15/25(1)	234,000	228,529
Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC, 6.75%, 4/1/32(1)	1,450,000	1,455,862
MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, 2/1/30(1)	775,000	714,021
Oscar AcquisitionCo LLC/Oscar Finance, Inc., 9.50%, 4/15/30(1)	1,050,000	1,036,798
Standard Industries, Inc., 5.00%, 2/15/27(1)	600,000	582,499
Standard Industries, Inc., 4.75%, 1/15/28(1)	975,000	931,282

	Principal Amount/Shares	Value
Standard Industries, Inc., 4.375%, 7/15/30(1)	$2,975,000	$2,675,240
Standard Industries, Inc., 3.375%, 1/15/31(1)	250,000	209,886
		31,567,295
Capital Markets — 1.8%
AG Issuer LLC, 6.25%, 3/1/28(1)	2,200,000	2,156,127
AG TTMT Escrow Issuer LLC, 8.625%, 9/30/27(1)	350,000	362,649
Aretec Group, Inc., 10.00%, 8/15/30(1)	275,000	300,719
Coinbase Global, Inc., 3.375%, 10/1/28(1)	6,350,000	5,447,526
Coinbase Global, Inc., 3.625%, 10/1/31(1)	4,300,000	3,477,036
Compass Group Diversified Holdings LLC, 5.25%, 4/15/29(1)	1,775,000	1,688,367
Compass Group Diversified Holdings LLC, 5.00%, 1/15/32(1)	1,025,000	917,170
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375%, 12/15/25	325,000	322,608
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 5/15/26	3,750,000	3,622,875
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.25%, 5/15/27	3,592,000	3,248,733
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 9.75%, 1/15/29(1)	1,150,000	1,201,810
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/1/29	525,000	448,068
Iliad Holding SASU, 6.50%, 10/15/26(1)	1,200,000	1,189,648
Iliad Holding SASU, 7.00%, 10/15/28(1)	600,000	594,445
Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/29(1)	2,025,000	1,875,300
LCM Investments Holdings II LLC, 4.875%, 5/1/29(1)	2,950,000	2,714,451
LCM Investments Holdings II LLC, 8.25%, 8/1/31(1)	1,150,000	1,204,018
MSCI, Inc., 4.00%, 11/15/29(1)	1,951,000	1,805,526
MSCI, Inc., 3.625%, 11/1/31(1)	1,125,000	977,450
NFP Corp., 4.875%, 8/15/28(1)	350,000	351,092
NFP Corp., 6.875%, 8/15/28(1)	2,125,000	2,153,768
NFP Corp., 7.50%, 10/1/30(1)	925,000	975,284
NFP Corp., 8.50%, 10/1/31(1)	825,000	908,629
StoneX Group, Inc., 7.875%, 3/1/31(1)	675,000	685,423
		38,628,722
Chemicals — 2.7%
ASP Unifrax Holdings, Inc., 5.25%, 9/30/28(1)	200,000	129,191
ASP Unifrax Holdings, Inc., 7.50%, 9/30/29(1)	375,000	208,292
Avient Corp., 5.75%, 5/15/25(1)	1,275,000	1,270,237
Avient Corp., 7.125%, 8/1/30(1)	1,525,000	1,565,043
Axalta Coating Systems Dutch Holding B BV, 7.25%, 2/15/31(1)	750,000	781,094
Chemours Co., 5.375%, 5/15/27	1,375,000	1,319,316
Chemours Co., 5.75%, 11/15/28(1)	3,050,000	2,816,198
Chemours Co., 4.625%, 11/15/29(1)	1,375,000	1,186,725
Consolidated Energy Finance SA, 6.50%, 5/15/26(1)	400,000	373,682
Consolidated Energy Finance SA, 5.625%, 10/15/28(1)	625,000	525,231
FXI Holdings, Inc., 12.25%, 11/15/26(1)	3,795,000	3,809,231
FXI Holdings, Inc., 12.25%, 11/15/26(1)	1,117,000	1,118,758
Herens Holdco SARL, 4.75%, 5/15/28(1)	1,400,000	1,227,152
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 7/1/28(1)	525,000	518,549
INEOS Finance PLC, 6.75%, 5/15/28(1)	1,000,000	988,450
INEOS Finance PLC, 7.50%, 4/15/29(1)	500,000	502,166
Innophos Holdings, Inc., 9.375%, 2/15/28(1)	2,735,000	2,295,018

	Principal Amount/Shares	Value
Iris Holdings, Inc., 8.75% Cash or 9.50% PIK, 2/15/26(1)	$1,600,000	$1,376,000
LSB Industries, Inc., 6.25%, 10/15/28(1)	525,000	505,815
Methanex Corp., 5.125%, 10/15/27	750,000	726,108
Minerals Technologies, Inc., 5.00%, 7/1/28(1)	1,075,000	1,033,226
NOVA Chemicals Corp., 5.00%, 5/1/25(1)	100,000	98,434
NOVA Chemicals Corp., 5.25%, 6/1/27(1)	1,150,000	1,083,982
NOVA Chemicals Corp., 8.50%, 11/15/28(1)	3,425,000	3,649,745
NOVA Chemicals Corp., 4.25%, 5/15/29(1)	800,000	685,875
NOVA Chemicals Corp., 9.00%, 2/15/30(1)	2,350,000	2,427,576
OCI NV, 4.625%, 10/15/25(1)	628,000	613,743
Olin Corp., 5.625%, 8/1/29	3,150,000	3,112,966
Olympus Water U.S. Holding Corp., 7.125%, 10/1/27(1)	900,000	909,991
Olympus Water U.S. Holding Corp., 4.25%, 10/1/28(1)	500,000	454,182
Olympus Water U.S. Holding Corp., 9.75%, 11/15/28(1)	400,000	426,587
Olympus Water U.S. Holding Corp., 6.25%, 10/1/29(1)	2,250,000	2,061,735
Polar U.S. Borrower LLC/Schenectady International Group, Inc., 6.75%, 5/15/26(1)	1,725,000	417,381
Rain Carbon, Inc., 12.25%, 9/1/29(1)	475,000	493,319
SCIH Salt Holdings, Inc., 4.875%, 5/1/28(1)	2,150,000	2,005,177
SCIH Salt Holdings, Inc., 6.625%, 5/1/29(1)	2,275,000	2,108,790
SCIL IV LLC/SCIL USA Holdings LLC, 5.375%, 11/1/26(1)	1,850,000	1,797,498
Scotts Miracle-Gro Co., 4.00%, 4/1/31	2,650,000	2,287,677
SNF Group SACA, 3.125%, 3/15/27(1)	1,275,000	1,181,006
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.375%, 9/1/25(1)	647,000	512,564
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.125%, 4/1/29(1)	3,250,000	946,108
Tronox, Inc., 4.625%, 3/15/29(1)	3,100,000	2,784,377
WR Grace Holdings LLC, 4.875%, 6/15/27(1)	1,375,000	1,308,493
WR Grace Holdings LLC, 5.625%, 8/15/29(1)	2,125,000	1,903,850
WR Grace Holdings LLC, 7.375%, 3/1/31(1)	800,000	810,814
		58,357,352
Commercial Services and Supplies — 2.1%
ADT Security Corp., 4.125%, 8/1/29(1)	3,625,000	3,324,511
ADT Security Corp., 4.875%, 7/15/32(1)	850,000	770,075
Allied Universal Holdco LLC, 7.875%, 2/15/31(1)	2,025,000	2,053,445
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26(1)	1,797,000	1,797,328
Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 7/15/27(1)	4,675,000	4,694,326
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.00%, 6/1/29(1)	3,272,000	2,819,022
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.625%, 6/1/28(1)	1,900,000	1,737,191
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.625%, 6/1/28(1)	1,300,000	1,183,080
APX Group, Inc., 5.75%, 7/15/29(1)	2,300,000	2,213,901
Champions Financing, Inc., 8.75%, 2/15/29(1)	625,000	655,279
Clean Harbors, Inc., 6.375%, 2/1/31(1)	850,000	857,152
Covanta Holding Corp., 5.00%, 9/1/30	1,200,000	1,060,149
Garda World Security Corp., 4.625%, 2/15/27(1)	600,000	575,348
Garda World Security Corp., 7.75%, 2/15/28(1)	550,000	564,476
Garda World Security Corp., 6.00%, 6/1/29(1)	3,475,000	3,114,448
GFL Environmental, Inc., 6.75%, 1/15/31(1)	1,425,000	1,462,140

	Principal Amount/Shares	Value
GrafTech Global Enterprises, Inc., 9.875%, 12/15/28(1)	$1,625,000	$1,208,265
Madison IAQ LLC, 5.875%, 6/30/29(1)	1,125,000	1,030,382
Matthews International Corp., 5.25%, 12/1/25(1)	1,000,000	981,306
Mavis Tire Express Services Topco Corp., 6.50%, 5/15/29(1)	5,400,000	5,140,970
Neptune Bidco U.S., Inc., 9.29%, 4/15/29(1)	4,725,000	4,471,710
OPENLANE, Inc., 5.125%, 6/1/25(1)	204,000	200,901
Prime Security Services Borrower LLC/Prime Finance, Inc., 5.25%, 4/15/24(1)	57,000	56,986
Prime Security Services Borrower LLC/Prime Finance, Inc., 3.375%, 8/31/27(1)	600,000	551,708
Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28(1)	575,000	563,703
Sotheby's/Bidfair Holdings, Inc., 5.875%, 6/1/29(1)	600,000	505,864
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)	1,175,000	1,149,429
Williams Scotsman, Inc., 6.125%, 6/15/25(1)	379,000	377,532
Williams Scotsman, Inc., 4.625%, 8/15/28(1)	1,125,000	1,065,241
		46,185,868
Communications Equipment — 0.4%
Ciena Corp., 4.00%, 1/31/30(1)	625,000	559,428
CommScope Technologies LLC, 6.00%, 6/15/25(1)	1,411,000	1,228,910
CommScope Technologies LLC, 5.00%, 3/15/27(1)	535,000	207,976
CommScope, Inc., 6.00%, 3/1/26(1)	825,000	755,906
CommScope, Inc., 8.25%, 3/1/27(1)	300,000	140,740
CommScope, Inc., 7.125%, 7/1/28(1)	1,400,000	555,055
CommScope, Inc., 4.75%, 9/1/29(1)	150,000	108,375
Nokia of America Corp., 6.45%, 3/15/29	3,181,000	3,065,689
Viasat, Inc., 6.50%, 7/15/28(1)	875,000	676,523
Viasat, Inc., 7.50%, 5/30/31(1)	650,000	471,795
		7,770,397
Construction and Engineering — 0.5%
Brand Industrial Services, Inc., 10.375%, 8/1/30(1)	1,400,000	1,517,478
Howard Midstream Energy Partners LLC, 6.75%, 1/15/27(1)	1,375,000	1,372,980
Howard Midstream Energy Partners LLC, 8.875%, 7/15/28(1)	1,875,000	1,979,948
New Enterprise Stone & Lime Co., Inc., 5.25%, 7/15/28(1)	1,575,000	1,512,120
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/28(1)	2,650,000	2,718,158
Pike Corp., 8.625%, 1/31/31(1)	725,000	771,340
Weekley Homes LLC/Weekley Finance Corp., 4.875%, 9/15/28(1)	2,025,000	1,874,246
		11,746,270
Construction Materials — 0.5%
Cemex SAB de CV, 5.45%, 11/19/29(1)	1,200,000	1,182,642
Cemex SAB de CV, 3.875%, 7/11/31(1)	1,325,000	1,174,830
Knife River Corp., 7.75%, 5/1/31(1)	950,000	995,512
Smyrna Ready Mix Concrete LLC, 6.00%, 11/1/28(1)	3,225,000	3,155,927
Summit Materials LLC/Summit Materials Finance Corp., 6.50%, 3/15/27(1)	875,000	874,997
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 1/15/29(1)	1,725,000	1,682,612
Summit Materials LLC/Summit Materials Finance Corp., 7.25%, 1/15/31(1)	950,000	988,135
		10,054,655
Consumer Finance — 3.1%
Acuris Finance U.S., Inc./Acuris Finance SARL, 5.00%, 5/1/28(1)	1,075,000	977,805

	Principal Amount/Shares	Value
Ally Financial, Inc., 6.70%, 2/14/33	$1,500,000	$1,516,891
Bread Financial Holdings, Inc., 9.75%, 3/15/29(1)	1,275,000	1,328,081
Credit Acceptance Corp., 9.25%, 12/15/28(1)	100,000	107,683
Curo Group Holdings Corp., 7.50%, 8/1/28(1)(3)(4)	1,300,000	68,250
Encore Capital Group, Inc., 9.25%, 4/1/29(1)	1,000,000	1,025,627
FirstCash, Inc., 4.625%, 9/1/28(1)	1,625,000	1,531,060
FirstCash, Inc., 5.625%, 1/1/30(1)	975,000	927,406
FirstCash, Inc., 6.875%, 3/1/32(1)	1,800,000	1,801,411
GGAM Finance Ltd., 8.00%, 2/15/27(1)	825,000	852,345
GGAM Finance Ltd., 6.875%, 4/15/29(1)(2)	575,000	578,594
Global Aircraft Leasing Co. Ltd., 6.50% Cash or 7.25% PIK, 9/15/24(1)	5,185,901	4,937,826
goeasy Ltd., 9.25%, 12/1/28(1)	725,000	773,947
goeasy Ltd., 7.625%, 7/1/29(1)	2,050,000	2,054,848
Macquarie Airfinance Holdings Ltd., 8.375%, 5/1/28(1)	625,000	663,004
Macquarie Airfinance Holdings Ltd., 6.40%, 3/26/29(1)	550,000	559,111
Macquarie Airfinance Holdings Ltd., 8.125%, 3/30/29(1)	825,000	873,231
Macquarie Airfinance Holdings Ltd., 6.50%, 3/26/31(1)	775,000	789,404
Navient Corp., 5.875%, 10/25/24	777,000	776,829
Navient Corp., 6.75%, 6/25/25	4,175,000	4,209,774
Navient Corp., 6.75%, 6/15/26	2,575,000	2,598,023
Navient Corp., 5.00%, 3/15/27	300,000	287,626
Navient Corp., 5.50%, 3/15/29	6,825,000	6,362,274
Navient Corp., 9.375%, 7/25/30	1,725,000	1,847,078
Navient Corp., 11.50%, 3/15/31	1,525,000	1,698,990
Navient Corp., Series A, 5.625%, 8/1/33	400,000	331,476
OneMain Finance Corp., 6.875%, 3/15/25	691,000	698,715
OneMain Finance Corp., 7.125%, 3/15/26	2,800,000	2,852,699
OneMain Finance Corp., 3.50%, 1/15/27	2,000,000	1,858,630
OneMain Finance Corp., 6.625%, 1/15/28	1,965,000	1,972,776
OneMain Finance Corp., 3.875%, 9/15/28	400,000	357,234
OneMain Finance Corp., 9.00%, 1/15/29	2,150,000	2,282,960
OneMain Finance Corp., 5.375%, 11/15/29	750,000	705,767
OneMain Finance Corp., 7.875%, 3/15/30	3,375,000	3,484,758
OneMain Finance Corp., 4.00%, 9/15/30	825,000	706,844
PRA Group, Inc., 7.375%, 9/1/25(1)	425,000	424,622
PRA Group, Inc., 8.375%, 2/1/28(1)	1,500,000	1,493,740
PROG Holdings, Inc., 6.00%, 11/15/29(1)	900,000	842,004
SLM Corp., 3.125%, 11/2/26	4,150,000	3,857,896
Synchrony Financial, 7.25%, 2/2/33	1,125,000	1,118,093
VistaJet Malta Finance PLC/Vista Management Holding, Inc., 7.875%, 5/1/27(1)	1,675,000	1,417,852
VistaJet Malta Finance PLC/Vista Management Holding, Inc., 9.50%, 6/1/28(1)	700,000	595,940
VistaJet Malta Finance PLC/Vista Management Holding, Inc., 6.375%, 2/1/30(1)	1,375,000	1,015,387
World Acceptance Corp., 7.00%, 11/1/26(1)	2,100,000	1,955,592
		67,120,103
Consumer Staples Distribution & Retail — 0.7%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.25%, 3/15/26(1)	1,425,000	1,360,149
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 7.50%, 3/15/26(1)	575,000	585,533

	Principal Amount/Shares	Value
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.625%, 1/15/27(1)	$2,325,000	$2,251,726
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.875%, 2/15/28(1)	1,000,000	990,736
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 6.50%, 2/15/28(1)	3,825,000	3,869,190
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.50%, 3/15/29(1)	325,000	292,013
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.875%, 2/15/30(1)	2,600,000	2,475,414
Ingles Markets, Inc., 4.00%, 6/15/31(1)	2,150,000	1,878,623
Rite Aid Corp., 8.00%, 11/15/26(1)(3)(4)	1,337,000	932,624
United Natural Foods, Inc., 6.75%, 10/15/28(1)	625,000	519,884
		15,155,892
Containers and Packaging — 1.9%
ARD Finance SA, 6.50% Cash or 7.25% PIK, 6/30/27(1)	4,177,586	1,402,365
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 6.00%, 6/15/27(1)	2,000,000	1,943,747
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.125%, 8/15/26(1)	800,000	724,735
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 8/15/27(1)	3,000,000	1,893,225
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 8/15/27(1)	1,000,000	631,075
Ball Corp., 6.875%, 3/15/28	1,775,000	1,823,498
Ball Corp., 6.00%, 6/15/29	3,500,000	3,537,625
Ball Corp., 3.125%, 9/15/31	750,000	638,177
Berry Global, Inc., 4.875%, 7/15/26(1)	850,000	833,624
Berry Global, Inc., 5.625%, 7/15/27(1)	1,600,000	1,581,624
Clydesdale Acquisition Holdings, Inc., 6.625%, 4/15/29(1)	225,000	225,050
Crown Americas LLC, 5.25%, 4/1/30	2,025,000	1,954,199
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26	700,000	688,914
Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	575,000	603,743
Intelligent Packaging Holdco Issuer LP, 9.00% Cash or 9.75% PIK, 1/15/26(1)	925,000	877,627
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co.-Issuer LLC, 6.00%, 9/15/28(1)	1,650,000	1,569,005
LABL, Inc., 10.50%, 7/15/27(1)	700,000	694,835
LABL, Inc., 5.875%, 11/1/28(1)	600,000	552,887
LABL, Inc., 9.50%, 11/1/28(1)	250,000	253,201
LABL, Inc., 8.25%, 11/1/29(1)	1,500,000	1,282,860
Mauser Packaging Solutions Holding Co., 7.875%, 8/15/26(1)	500,000	509,751
Mauser Packaging Solutions Holding Co., 9.25%, 4/15/27(1)	425,000	422,095
OI European Group BV, 4.75%, 2/15/30(1)	3,075,000	2,834,016
Owens-Brockway Glass Container, Inc., 6.375%, 8/15/25(1)	700,000	703,900
Owens-Brockway Glass Container, Inc., 6.625%, 5/13/27(1)	4,131,000	4,136,742
Owens-Brockway Glass Container, Inc., 7.25%, 5/15/31(1)	1,050,000	1,070,740
Sealed Air Corp., 4.00%, 12/1/27(1)	1,614,000	1,514,182
Sealed Air Corp., 5.00%, 4/15/29(1)	1,800,000	1,729,640
Sealed Air Corp./Sealed Air Corp. U.S., 6.125%, 2/1/28(1)	375,000	376,099
Sealed Air Corp./Sealed Air Corp. U.S., 7.25%, 2/15/31(1)	1,125,000	1,171,053
Trident TPI Holdings, Inc., 12.75%, 12/31/28(1)	500,000	534,095
TriMas Corp., 4.125%, 4/15/29(1)	2,050,000	1,858,642
Trivium Packaging Finance BV, 5.50%, 8/15/26(1)	800,000	789,490
		41,362,461

	Principal Amount/Shares	Value
Distributors — 0.4%
American Builders & Contractors Supply Co., Inc., 4.00%, 1/15/28(1)	$600,000	$562,203
BCPE Empire Holdings, Inc., 7.625%, 5/1/27(1)	2,400,000	2,345,580
Performance Food Group, Inc., 5.50%, 10/15/27(1)	650,000	638,622
Performance Food Group, Inc., 4.25%, 8/1/29(1)	1,975,000	1,811,840
Resideo Funding, Inc., 4.00%, 9/1/29(1)	425,000	380,416
Ritchie Bros Holdings, Inc., 6.75%, 3/15/28(1)	925,000	944,699
Ritchie Bros Holdings, Inc., 7.75%, 3/15/31(1)	1,200,000	1,256,992
Verde Purchaser LLC, 10.50%, 11/30/30(1)	475,000	500,716
Windsor Holdings III LLC, 8.50%, 6/15/30(1)	900,000	944,783
		9,385,851
Diversified Consumer Services — 0.4%
Adtalem Global Education, Inc., 5.50%, 3/1/28(1)	1,233,000	1,181,408
Carriage Services, Inc., 4.25%, 5/15/29(1)	1,825,000	1,619,502
Graham Holdings Co., 5.75%, 6/1/26(1)	675,000	668,937
Service Corp. International, 3.375%, 8/15/30	130,000	112,677
Service Corp. International, 4.00%, 5/15/31	4,775,000	4,234,906
Sotheby's, 7.375%, 10/15/27(1)	1,000,000	932,261
		8,749,691
Diversified REITs — 1.9%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 4.50%, 4/1/27(1)	400,000	365,461
HAT Holdings I LLC/HAT Holdings II LLC, 6.00%, 4/15/25(1)	900,000	897,099
HAT Holdings I LLC/HAT Holdings II LLC, 3.375%, 6/15/26(1)	450,000	424,307
HAT Holdings I LLC/HAT Holdings II LLC, 8.00%, 6/15/27(1)	2,150,000	2,244,493
HAT Holdings I LLC/HAT Holdings II LLC, 3.75%, 9/15/30(1)	475,000	399,436
Iron Mountain Information Management Services, Inc., 5.00%, 7/15/32(1)	6,700,000	6,125,614
MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 8/1/26	3,050,000	2,795,143
MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27	3,450,000	2,892,911
MPT Operating Partnership LP/MPT Finance Corp., 4.625%, 8/1/29	2,000,000	1,536,678
MPT Operating Partnership LP/MPT Finance Corp., 3.50%, 3/15/31	725,000	498,448
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.-Issuer, 7.50%, 6/1/25(1)	1,325,000	1,328,478
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.-Issuer, 5.875%, 10/1/28(1)	1,050,000	1,029,847
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.-Issuer, 4.875%, 5/15/29(1)	1,750,000	1,628,728
RHP Hotel Properties LP/RHP Finance Corp., 7.25%, 7/15/28(1)	825,000	850,673
RHP Hotel Properties LP/RHP Finance Corp., 4.50%, 2/15/29(1)	1,200,000	1,121,563
RHP Hotel Properties LP/RHP Finance Corp., 6.50%, 4/1/32(1)	1,975,000	1,982,900
RLJ Lodging Trust LP, 3.75%, 7/1/26(1)	2,675,000	2,549,332
RLJ Lodging Trust LP, 4.00%, 9/15/29(1)	3,075,000	2,712,855
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 1/15/30(1)	800,000	597,307
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 2/15/28(1)	3,850,000	3,995,023
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 4/15/28(1)	1,775,000	1,551,201

	Principal Amount/Shares	Value
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 2/15/29(1)	$1,375,000	$1,066,878
XHR LP, 6.375%, 8/15/25(1)	1,325,000	1,327,690
XHR LP, 4.875%, 6/1/29(1)	1,075,000	996,066
		40,918,131
Diversified Telecommunication Services — 2.4%
Altice France Holding SA, 10.50%, 5/15/27(1)	4,575,000	1,716,042
Altice France Holding SA, 6.00%, 2/15/28(1)	5,150,000	1,471,153
Altice France SA, 8.125%, 2/1/27(1)	3,925,000	3,071,463
Altice France SA, 5.50%, 1/15/28(1)	1,250,000	888,960
Altice France SA, 5.125%, 1/15/29(1)	2,425,000	1,663,077
Altice France SA, 5.125%, 7/15/29(1)	4,525,000	3,063,871
Altice France SA, 5.50%, 10/15/29(1)	3,500,000	2,379,258
Cablevision Lightpath LLC, 5.625%, 9/15/28(1)	800,000	669,126
Cogent Communications Group, Inc., 7.00%, 6/15/27(1)	2,100,000	2,092,553
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/1/26(1)	1,550,000	1,520,481
Embarq Corp., 8.00%, 6/1/36	1,765,000	960,868
Frontier Communications Holdings LLC, 5.875%, 10/15/27(1)	1,750,000	1,695,621
Frontier Communications Holdings LLC, 5.00%, 5/1/28(1)	2,150,000	1,997,216
Frontier Communications Holdings LLC, 6.75%, 5/1/29(1)	3,450,000	3,078,383
Frontier Communications Holdings LLC, 5.875%, 11/1/29	1,860,398	1,574,008
Frontier Communications Holdings LLC, 6.00%, 1/15/30(1)	2,850,000	2,417,163
Frontier Communications Holdings LLC, 8.75%, 5/15/30(1)	2,225,000	2,278,639
Frontier Communications Holdings LLC, 8.625%, 3/15/31(1)	2,525,000	2,581,267
Hughes Satellite Systems Corp., 6.625%, 8/1/26	1,025,000	604,600
Level 3 Financing, Inc., 4.625%, 9/15/27(1)	2,275,000	1,535,625
Level 3 Financing, Inc., 4.25%, 7/1/28(1)	3,625,000	1,721,875
Level 3 Financing, Inc., 3.75%, 7/15/29(1)	2,200,000	990,000
Level 3 Financing, Inc., 10.50%, 5/15/30(1)	1,856,000	1,907,040
Lumen Technologies, Inc., 4.125%, 4/15/29(1)	329,375	209,153
Lumen Technologies, Inc., 5.375%, 6/15/29(1)	200,000	72,084
Lumen Technologies, Inc., 4.125%, 4/15/30(1)	329,375	205,859
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 4.75%, 4/30/27(1)	325,000	332,542
Telecom Italia Capital SA, 6.375%, 11/15/33	1,825,000	1,727,936
Telecom Italia Capital SA, 6.00%, 9/30/34	2,777,000	2,541,951
Telecom Italia Capital SA, 7.20%, 7/18/36	325,000	317,463
Telesat Canada/Telesat LLC, 5.625%, 12/6/26(1)	2,350,000	1,177,068
Telesat Canada/Telesat LLC, 4.875%, 6/1/27(1)	500,000	260,450
Telesat Canada/Telesat LLC, 6.50%, 10/15/27(1)	800,000	324,000
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28(1)	1,275,000	1,181,218
Zayo Group Holdings, Inc., 4.00%, 3/1/27(1)	2,025,000	1,668,657
		51,896,670
Electric Utilities — 0.9%
Drax Finco PLC, 6.625%, 11/1/25(1)	1,350,000	1,340,604
Leeward Renewable Energy Operations LLC, 4.25%, 7/1/29(1)	500,000	429,520
NextEra Energy Operating Partners LP, 4.25%, 9/15/24(1)	57,000	55,290
NextEra Energy Operating Partners LP, 3.875%, 10/15/26(1)	475,000	443,343
NRG Energy, Inc., 6.625%, 1/15/27	196,000	196,271
NRG Energy, Inc., 3.375%, 2/15/29(1)	675,000	600,295
NRG Energy, Inc., 3.625%, 2/15/31(1)	610,000	527,020

	Principal Amount/Shares	Value
NRG Energy, Inc., 3.875%, 2/15/32(1)	$1,100,000	$943,560
NRG Energy, Inc., 7.00%, 3/15/33(1)	1,500,000	1,602,039
PG&E Corp., 5.00%, 7/1/28	2,650,000	2,554,962
Talen Energy Supply LLC, 8.625%, 6/1/30(1)	1,425,000	1,524,905
Vistra Operations Co. LLC, 5.50%, 9/1/26(1)	2,180,000	2,148,004
Vistra Operations Co. LLC, 5.625%, 2/15/27(1)	1,145,000	1,128,334
Vistra Operations Co. LLC, 5.00%, 7/31/27(1)	2,200,000	2,132,100
Vistra Operations Co. LLC, 4.375%, 5/1/29(1)	1,650,000	1,530,251
Vistra Operations Co. LLC, 7.75%, 10/15/31(1)	3,100,000	3,248,831
		20,405,329
Electrical Equipment — 0.2%
EnerSys, 6.625%, 1/15/32(1)	475,000	479,042
Regal Rexnord Corp., 6.05%, 2/15/26(1)	650,000	653,700
Regal Rexnord Corp., 6.05%, 4/15/28(1)	825,000	837,017
Regal Rexnord Corp., 6.30%, 2/15/30(1)	575,000	589,098
Regal Rexnord Corp., 6.40%, 4/15/33(1)	575,000	596,923
WESCO Distribution, Inc., 7.25%, 6/15/28(1)	350,000	357,611
		3,513,391
Electronic Equipment, Instruments and Components — 1.0%
Coherent Corp., 5.00%, 12/15/29(1)	4,025,000	3,795,130
Imola Merger Corp., 4.75%, 5/15/29(1)	8,775,000	8,235,651
Likewize Corp., 9.75%, 10/15/25(1)	975,000	990,745
Sensata Technologies BV, 5.00%, 10/1/25(1)	250,000	247,115
Sensata Technologies BV, 4.00%, 4/15/29(1)	4,825,000	4,410,640
Sensata Technologies BV, 5.875%, 9/1/30(1)	1,200,000	1,175,197
Sensata Technologies, Inc., 3.75%, 2/15/31(1)	775,000	671,163
TTM Technologies, Inc., 4.00%, 3/1/29(1)	2,425,000	2,201,730
		21,727,371
Energy Equipment and Services — 2.9%
Archrock Partners LP/Archrock Partners Finance Corp., 6.875%, 4/1/27(1)	875,000	878,229
Archrock Partners LP/Archrock Partners Finance Corp., 6.25%, 4/1/28(1)	2,700,000	2,673,168
Borr IHC Ltd./Borr Finance LLC, 10.00%, 11/15/28(1)	500,000	522,137
Borr IHC Ltd./Borr Finance LLC, 10.375%, 11/15/30(1)	400,000	418,000
Bristow Group, Inc., 6.875%, 3/1/28(1)	1,900,000	1,861,498
Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, 10/1/30(1)	325,000	343,243
Enerflex Ltd., 9.00%, 10/15/27(1)	1,600,000	1,645,133
Global Marine, Inc., 7.00%, 6/1/28	2,018,000	1,885,292
Helix Energy Solutions Group, Inc., 9.75%, 3/1/29(1)	2,275,000	2,436,903
Kodiak Gas Services LLC, 7.25%, 2/15/29(1)	1,175,000	1,197,622
Nabors Industries Ltd., 7.25%, 1/15/26(1)	200,000	198,896
Nabors Industries Ltd., 7.50%, 1/15/28(1)	1,700,000	1,596,133
Nabors Industries, Inc., 9.125%, 1/31/30(1)	525,000	546,261
Nine Energy Service, Inc., 13.00%, 2/1/28	2,275,000	1,873,935
Noble Finance II LLC, 8.00%, 4/15/30(1)	700,000	729,638
Oceaneering International, Inc., 6.00%, 2/1/28	250,000	246,501
Precision Drilling Corp., 7.125%, 1/15/26(1)	1,256,000	1,258,139
Precision Drilling Corp., 6.875%, 1/15/29(1)	2,100,000	2,098,051
Seadrill Finance Ltd., 8.375%, 8/1/30(1)	1,900,000	1,995,084
Shelf Drilling Holdings Ltd., 9.625%, 4/15/29(1)	1,150,000	1,112,010

	Principal Amount/Shares	Value
Shelf Drilling North Sea Holdings Ltd., 10.25%, 10/31/25(1)	$975,000	$987,021
Transocean Aquila Ltd., 8.00%, 9/30/28(1)	725,000	746,178
Transocean Poseidon Ltd., 6.875%, 2/1/27(1)	556,875	557,879
Transocean Titan Financing Ltd., 8.375%, 2/1/28(1)	1,325,000	1,384,050
Transocean, Inc., 7.25%, 11/1/25(1)	1,500,000	1,494,660
Transocean, Inc., 7.50%, 1/15/26(1)	825,000	822,532
Transocean, Inc., 11.50%, 1/30/27(1)	1,998,000	2,083,922
Transocean, Inc., 8.00%, 2/1/27(1)	3,450,000	3,426,730
Transocean, Inc., 8.75%, 2/15/30(1)	900,000	939,002
Transocean, Inc., 7.50%, 4/15/31	2,125,000	1,977,664
Transocean, Inc., 6.80%, 3/15/38	2,950,000	2,478,309
Transocean, Inc., 9.35%, 12/15/41	1,325,000	1,226,725
USA Compression Partners LP/USA Compression Finance Corp., 6.875%, 4/1/26	2,100,000	2,099,349
USA Compression Partners LP/USA Compression Finance Corp., 6.875%, 9/1/27	825,000	827,478
USA Compression Partners LP/USA Compression Finance Corp., 7.125%, 3/15/29(1)	1,900,000	1,924,873
Valaris Ltd., 8.375%, 4/30/30(1)	2,075,000	2,142,195
Vantage Drilling International, 9.50%, 2/15/28(1)	1,250,000	1,263,687
Weatherford International Ltd., 8.625%, 4/30/30(1)	9,950,000	10,395,700
		62,293,827
Entertainment — 0.7%
Allen Media LLC/Allen Media Co.-Issuer, Inc., 10.50%, 2/15/28(1)	1,475,000	684,975
AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	375,000	223,274
AMC Entertainment Holdings, Inc., 10.00% Cash or 12.00% PIK or 5.00% Cash plus 6.00% PIK, 6/15/26(1)	2,545,980	1,975,520
Cinemark USA, Inc., 5.25%, 7/15/28(1)	1,175,000	1,113,439
Lions Gate Capital Holdings LLC, 5.50%, 4/15/29(1)	250,000	191,467
Live Nation Entertainment, Inc., 5.625%, 3/15/26(1)	2,025,000	2,004,194
Live Nation Entertainment, Inc., 6.50%, 5/15/27(1)	1,500,000	1,517,391
Live Nation Entertainment, Inc., 4.75%, 10/15/27(1)	3,400,000	3,248,673
Live Nation Entertainment, Inc., 3.75%, 1/15/28(1)	1,425,000	1,321,896
Odeon Finco PLC, 12.75%, 11/1/27(1)	275,000	279,223
Playtika Holding Corp., 4.25%, 3/15/29(1)	2,325,000	2,014,701
ROBLOX Corp., 3.875%, 5/1/30(1)	875,000	771,490
WMG Acquisition Corp., 3.875%, 7/15/30(1)	600,000	531,992
WMG Acquisition Corp., 3.00%, 2/15/31(1)	375,000	319,089
		16,197,324
Financial Services — 1.2%
Boost Newco Borrower LLC, 7.50%, 1/15/31(1)	3,325,000	3,483,197
Burford Capital Global Finance LLC, 6.25%, 4/15/28(1)	600,000	584,944
Burford Capital Global Finance LLC, 9.25%, 7/1/31(1)	400,000	423,854
Enact Holdings, Inc., 6.50%, 8/15/25(1)	850,000	850,688
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.00%, 8/15/28(1)	1,950,000	1,795,233
Jefferson Capital Holdings LLC, 6.00%, 8/15/26(1)	2,104,000	2,066,406
Jefferson Capital Holdings LLC, 9.50%, 2/15/29(1)	1,975,000	2,023,905
MGIC Investment Corp., 5.25%, 8/15/28	880,000	855,692
Midcap Financial Issuer Trust, 6.50%, 5/1/28(1)	1,200,000	1,108,125
Midcap Financial Issuer Trust, 5.625%, 1/15/30(1)	1,000,000	863,035
MPH Acquisition Holdings LLC, 5.50%, 9/1/28(1)	1,300,000	1,106,888
MPH Acquisition Holdings LLC, 5.75%, 11/1/28(1)	1,975,000	1,559,592

	Principal Amount/Shares	Value
NMI Holdings, Inc., 7.375%, 6/1/25(1)	$1,925,000	$1,945,988
Paysafe Finance PLC/Paysafe Holdings U.S. Corp., 4.00%, 6/15/29(1)	1,475,000	1,315,756
PennyMac Financial Services, Inc., 4.25%, 2/15/29(1)	2,200,000	2,013,209
PennyMac Financial Services, Inc., 7.875%, 12/15/29(1)	1,725,000	1,774,068
PennyMac Financial Services, Inc., 5.75%, 9/15/31(1)	1,275,000	1,183,948
Radian Group, Inc., 4.50%, 10/1/24	950,000	942,500
Verscend Escrow Corp., 9.75%, 8/15/26(1)	1,350,000	1,355,291
		27,252,319
Food Products — 1.6%
B&G Foods, Inc., 8.00%, 9/15/28(1)	1,025,000	1,068,623
C&S Group Enterprises LLC, 5.00%, 12/15/28(1)	1,025,000	821,484
Chobani LLC/Chobani Finance Corp., Inc., 7.625%, 7/1/29(1)	850,000	862,750
Darling Ingredients, Inc., 5.25%, 4/15/27(1)	1,100,000	1,084,035
Darling Ingredients, Inc., 6.00%, 6/15/30(1)	1,750,000	1,735,620
Herbalife Nutrition Ltd./HLF Financing, Inc., 7.875%, 9/1/25(1)	2,375,000	2,376,644
HLF Financing SARL LLC/Herbalife International, Inc., 4.875%, 6/1/29(1)	425,000	295,811
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30	1,000,000	986,140
KeHE Distributors LLC/KeHE Finance Corp./NextWave Distribution, Inc., 9.00%, 2/15/29(1)	2,075,000	2,106,281
Lamb Weston Holdings, Inc., 4.125%, 1/31/30(1)	3,150,000	2,875,124
Lamb Weston Holdings, Inc., 4.375%, 1/31/32(1)	1,450,000	1,301,500
Pilgrim's Pride Corp., 6.25%, 7/1/33	575,000	588,304
Post Holdings, Inc., 5.625%, 1/15/28(1)	1,100,000	1,081,620
Post Holdings, Inc., 5.50%, 12/15/29(1)	4,675,000	4,521,621
Post Holdings, Inc., 4.625%, 4/15/30(1)	350,000	321,567
Post Holdings, Inc., 4.50%, 9/15/31(1)	825,000	742,914
Post Holdings, Inc., 6.25%, 2/15/32(1)	1,000,000	1,008,538
Sigma Holdco BV, 7.875%, 5/15/26(1)	2,400,000	2,306,712
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, 3/1/29(1)	2,025,000	1,791,530
U.S. Foods, Inc., 6.875%, 9/15/28(1)	1,025,000	1,050,530
U.S. Foods, Inc., 4.75%, 2/15/29(1)	4,398,000	4,180,098
U.S. Foods, Inc., 7.25%, 1/15/32(1)	850,000	885,683
		33,993,129
Gas Utilities — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.50%, 5/20/25	1,225,000	1,226,293
AmeriGas Partners LP/AmeriGas Finance Corp., 5.875%, 8/20/26	150,000	149,851
AmeriGas Partners LP/AmeriGas Finance Corp., 5.75%, 5/20/27	2,801,000	2,737,725
		4,113,869
Ground Transportation — 1.5%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.75%, 7/15/27(1)	750,000	726,586
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 4.75%, 4/1/28(1)	2,625,000	2,430,321
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.375%, 3/1/29(1)	1,250,000	1,166,252
Hertz Corp., 4.625%, 12/1/26(1)	1,000,000	908,649
Hertz Corp., 5.00%, 12/1/29(1)	1,725,000	1,334,574
NESCO Holdings II, Inc., 5.50%, 4/15/29(1)	1,750,000	1,657,630
PECF USS Intermediate Holding III Corp., 8.00%, 11/15/29(1)	1,950,000	1,029,516

	Principal Amount/Shares	Value
Uber Technologies, Inc., 8.00%, 11/1/26(1)	$2,728,000	$2,762,725
Uber Technologies, Inc., 7.50%, 9/15/27(1)	2,525,000	2,587,438
Uber Technologies, Inc., 6.25%, 1/15/28(1)	2,300,000	2,311,328
United Rentals North America, Inc., 4.875%, 1/15/28	1,000,000	973,950
United Rentals North America, Inc., 6.00%, 12/15/29(1)	1,450,000	1,461,203
United Rentals North America, Inc., 5.25%, 1/15/30	4,475,000	4,368,529
United Rentals North America, Inc., 4.00%, 7/15/30	3,100,000	2,823,381
United Rentals North America, Inc., 3.875%, 2/15/31	800,000	717,588
United Rentals North America, Inc., 3.75%, 1/15/32	1,650,000	1,442,134
XPO, Inc., 6.25%, 6/1/28(1)	1,025,000	1,035,396
XPO, Inc., 7.125%, 6/1/31(1)	675,000	693,056
XPO, Inc., 7.125%, 2/1/32(1)	1,750,000	1,802,757
		32,233,013
Health Care Equipment and Supplies — 0.8%
Avantor Funding, Inc., 4.625%, 7/15/28(1)	3,125,000	2,964,872
Avantor Funding, Inc., 3.875%, 11/1/29(1)	3,475,000	3,136,186
Bausch & Lomb Corp., 8.375%, 10/1/28(1)	2,550,000	2,641,570
Medline Borrower LP, 3.875%, 4/1/29(1)	2,675,000	2,436,555
Medline Borrower LP, 5.25%, 10/1/29(1)	6,652,000	6,292,350
Medline Borrower LP/Medline Co.-Issuer, Inc., 6.25%, 4/1/29(1)	650,000	653,723
		18,125,256
Health Care Providers and Services — 4.0%
Acadia Healthcare Co., Inc., 5.50%, 7/1/28(1)	1,800,000	1,754,193
Acadia Healthcare Co., Inc., 5.00%, 4/15/29(1)	1,100,000	1,046,279
AHP Health Partners, Inc., 5.75%, 7/15/29(1)	1,100,000	1,006,446
Catalent Pharma Solutions, Inc., 5.00%, 7/15/27(1)	125,000	123,194
Catalent Pharma Solutions, Inc., 3.125%, 2/15/29(1)	475,000	454,351
Centene Corp., 4.25%, 12/15/27	2,100,000	2,003,882
CHS/Community Health Systems, Inc., 8.00%, 3/15/26(1)	2,872,000	2,868,413
CHS/Community Health Systems, Inc., 5.625%, 3/15/27(1)	2,300,000	2,119,358
CHS/Community Health Systems, Inc., 8.00%, 12/15/27(1)	3,542,000	3,478,440
CHS/Community Health Systems, Inc., 6.875%, 4/1/28(1)	768,000	539,345
CHS/Community Health Systems, Inc., 6.00%, 1/15/29(1)	1,925,000	1,683,977
CHS/Community Health Systems, Inc., 6.875%, 4/15/29(1)	4,110,000	3,080,988
CHS/Community Health Systems, Inc., 6.125%, 4/1/30(1)	2,850,000	2,057,653
CHS/Community Health Systems, Inc., 5.25%, 5/15/30(1)	4,100,000	3,346,757
CHS/Community Health Systems, Inc., 4.75%, 2/15/31(1)	2,628,000	2,030,529
CHS/Community Health Systems, Inc., 10.875%, 1/15/32(1)	5,850,000	6,032,935
DaVita, Inc., 4.625%, 6/1/30(1)	4,300,000	3,852,559
Encompass Health Corp., 4.75%, 2/1/30	1,890,000	1,772,125
HCA, Inc., 7.58%, 9/15/25	600,000	614,359
IQVIA, Inc., 5.00%, 10/15/26(1)	375,000	367,226
IQVIA, Inc., 5.00%, 5/15/27(1)	1,125,000	1,099,362
IQVIA, Inc., 6.25%, 2/1/29	375,000	389,679
IQVIA, Inc., 6.50%, 5/15/30(1)	1,575,000	1,609,280
LifePoint Health, Inc., 5.375%, 1/15/29(1)	1,375,000	1,134,499
LifePoint Health, Inc., 9.875%, 8/15/30(1)	100,000	104,729
LifePoint Health, Inc., 11.00%, 10/15/30(1)	1,425,000	1,524,809
ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29(1)	1,250,000	907,524
ModivCare, Inc., 5.875%, 11/15/25(1)	450,000	438,650
Molina Healthcare, Inc., 4.375%, 6/15/28(1)	2,928,000	2,754,717

	Principal Amount/Shares	Value
Molina Healthcare, Inc., 3.875%, 11/15/30(1)	$1,300,000	$1,156,870
Molina Healthcare, Inc., 3.875%, 5/15/32(1)	3,675,000	3,202,725
Owens & Minor, Inc., 4.50%, 3/31/29(1)	2,450,000	2,245,730
Owens & Minor, Inc., 6.625%, 4/1/30(1)	1,350,000	1,341,035
Prime Healthcare Services, Inc., 7.25%, 11/1/25(1)	2,025,000	2,016,321
Radiology Partners, Inc., 5.00% Cash plus 3.50% PIK, 1/31/29(1)	1,187,750	1,103,479
Select Medical Corp., 6.25%, 8/15/26(1)	1,953,000	1,958,177
Star Parent, Inc., 9.00%, 10/1/30(1)	500,000	529,778
Surgery Center Holdings, Inc., 7.25%, 4/15/32(1)(2)	1,375,000	1,387,397
Tenet Healthcare Corp., 6.25%, 2/1/27	1,500,000	1,500,575
Tenet Healthcare Corp., 5.125%, 11/1/27	3,525,000	3,450,562
Tenet Healthcare Corp., 4.625%, 6/15/28	504,000	480,408
Tenet Healthcare Corp., 6.125%, 10/1/28	5,075,000	5,061,049
Tenet Healthcare Corp., 4.25%, 6/1/29	3,150,000	2,930,916
Tenet Healthcare Corp., 4.375%, 1/15/30	425,000	393,168
Tenet Healthcare Corp., 6.125%, 6/15/30	3,800,000	3,796,033
Tenet Healthcare Corp., 6.75%, 5/15/31(1)	4,200,000	4,281,816
Tenet Healthcare Corp., 6.875%, 11/15/31	350,000	366,517
		87,398,814
Health Care REITs — 0.1%
Diversified Healthcare Trust, 9.75%, 6/15/25	1,288,000	1,290,316
Diversified Healthcare Trust, 4.375%, 3/1/31	275,000	206,225
		1,496,541
Health Care Technology — 0.3%
AthenaHealth Group, Inc., 6.50%, 2/15/30(1)	7,107,000	6,507,551
Hotel & Resort REITs — 0.3%
Service Properties Trust, 7.50%, 9/15/25	325,000	329,610
Service Properties Trust, 5.25%, 2/15/26	1,725,000	1,670,100
Service Properties Trust, 4.75%, 10/1/26	1,850,000	1,725,859
Service Properties Trust, 4.95%, 2/15/27	725,000	671,184
Service Properties Trust, 5.50%, 12/15/27	550,000	524,843
Service Properties Trust, 4.95%, 10/1/29	1,900,000	1,557,730
Service Properties Trust, 4.375%, 2/15/30	600,000	458,637
		6,937,963
Hotels, Restaurants and Leisure — 10.3%
1011778 BC ULC/New Red Finance, Inc., 4.375%, 1/15/28(1)	1,375,000	1,301,645
1011778 BC ULC/New Red Finance, Inc., 4.00%, 10/15/30(1)	7,775,000	6,933,136
Affinity Interactive, 6.875%, 12/15/27(1)	1,850,000	1,730,356
Aramark Services, Inc., 5.00%, 4/1/25(1)	820,000	814,462
Boyd Gaming Corp., 4.75%, 12/1/27	800,000	772,169
Boyd Gaming Corp., 4.75%, 6/15/31(1)	3,600,000	3,311,576
Boyne USA, Inc., 4.75%, 5/15/29(1)	1,100,000	1,020,368
Brinker International, Inc., 8.25%, 7/15/30(1)	325,000	342,741
Caesars Entertainment, Inc., 8.125%, 7/1/27(1)	1,350,000	1,383,502
Caesars Entertainment, Inc., 4.625%, 10/15/29(1)	7,275,000	6,639,681
Caesars Entertainment, Inc., 7.00%, 2/15/30(1)	3,175,000	3,261,074
Caesars Entertainment, Inc., 6.50%, 2/15/32(1)	1,425,000	1,438,439
Carnival Corp., 7.625%, 3/1/26(1)	5,725,000	5,796,213
Carnival Corp., 5.75%, 3/1/27(1)	11,475,000	11,364,387
Carnival Corp., 6.65%, 1/15/28	1,375,000	1,368,231
Carnival Corp., 6.00%, 5/1/29(1)	7,475,000	7,380,327

	Principal Amount/Shares	Value
Carnival Corp., 7.00%, 8/15/29(1)	$725,000	$756,751
Carnival Corp., 10.50%, 6/1/30(1)	5,150,000	5,636,680
Carnival PLC, 7.875%, 6/1/27	2,200,000	2,335,379
Carrols Restaurant Group, Inc., 5.875%, 7/1/29(1)	925,000	937,790
CEC Entertainment LLC, 6.75%, 5/1/26(1)	275,000	273,486
Cedar Fair LP, 5.25%, 7/15/29	1,300,000	1,236,839
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op, 5.375%, 4/15/27	225,000	221,790
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op, 6.50%, 10/1/28	2,000,000	2,008,414
Churchill Downs, Inc., 5.50%, 4/1/27(1)	1,625,000	1,596,137
Churchill Downs, Inc., 4.75%, 1/15/28(1)	675,000	643,038
Churchill Downs, Inc., 5.75%, 4/1/30(1)	2,460,000	2,376,512
Empire Resorts, Inc., 7.75%, 11/1/26(1)	1,400,000	1,300,843
Everi Holdings, Inc., 5.00%, 7/15/29(1)	925,000	917,055
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 4.625%, 1/15/29(1)	300,000	275,385
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 6.75%, 1/15/30(1)	2,550,000	2,291,767
Full House Resorts, Inc., 8.25%, 2/15/28(1)	2,400,000	2,295,563
GPS Hospitality Holding Co. LLC/GPS Finco, Inc., 7.00%, 8/15/28(1)	2,850,000	2,326,540
Hilton Domestic Operating Co., Inc., 5.75%, 5/1/28(1)	2,150,000	2,148,406
Hilton Domestic Operating Co., Inc., 3.75%, 5/1/29(1)	600,000	550,877
Hilton Domestic Operating Co., Inc., 4.875%, 1/15/30	1,300,000	1,247,254
Hilton Domestic Operating Co., Inc., 4.00%, 5/1/31(1)	4,775,000	4,272,390
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/32(1)	5,650,000	4,870,141
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 5.00%, 6/1/29(1)	3,400,000	3,173,412
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 4.875%, 7/1/31(1)	2,950,000	2,643,894
International Game Technology PLC, 4.125%, 4/15/26(1)	1,850,000	1,794,554
International Game Technology PLC, 5.25%, 1/15/29(1)	1,025,000	991,178
IRB Holding Corp., 7.00%, 6/15/25(1)	1,400,000	1,401,026
Jacobs Entertainment, Inc., 6.75%, 2/15/29(1)	3,075,000	2,989,807
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 6/1/27(1)	775,000	754,096
Life Time, Inc., 5.75%, 1/15/26(1)	5,975,000	5,931,249
Life Time, Inc., 8.00%, 4/15/26(1)	7,000,000	7,090,041
Light & Wonder International, Inc., 7.00%, 5/15/28(1)	3,825,000	3,855,573
Light & Wonder International, Inc., 7.25%, 11/15/29(1)	825,000	847,475
Lindblad Expeditions LLC, 6.75%, 2/15/27(1)	500,000	504,265
Melco Resorts Finance Ltd., 5.375%, 12/4/29(1)	400,000	366,660
Merlin Entertainments Group U.S. Holdings, Inc., 7.375%, 2/15/31(1)	550,000	554,630
Merlin Entertainments Ltd., 5.75%, 6/15/26(1)	625,000	619,617
MGM China Holdings Ltd., 5.375%, 5/15/24(1)	1,000,000	998,397
MGM China Holdings Ltd., 5.875%, 5/15/26(1)	900,000	889,435
MGM China Holdings Ltd., 4.75%, 2/1/27(1)	1,975,000	1,883,159
MGM Resorts International, 6.75%, 5/1/25	850,000	850,141
MGM Resorts International, 5.75%, 6/15/25	825,000	824,551
MGM Resorts International, 5.50%, 4/15/27	1,064,000	1,055,302
MGM Resorts International, 4.75%, 10/15/28	850,000	809,252
MGM Resorts International, 6.50%, 4/15/32(2)	1,725,000	1,720,711

	Principal Amount/Shares	Value
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.875%, 5/1/29(1)	$1,450,000	$1,343,819
Mohegan Tribal Gaming Authority, 7.875%, 10/15/24(1)	1,035,000	1,032,666
Mohegan Tribal Gaming Authority, 8.00%, 2/1/26(1)	1,800,000	1,762,857
Motion Bondco DAC, 6.625%, 11/15/27(1)	1,575,000	1,523,224
Nathan's Famous, Inc., 6.625%, 11/1/25(1)	380,000	380,294
NCL Corp. Ltd., 5.875%, 3/15/26(1)	6,750,000	6,667,723
NCL Corp. Ltd., 5.875%, 2/15/27(1)	1,050,000	1,038,096
NCL Corp. Ltd., 8.375%, 2/1/28(1)	800,000	845,635
NCL Corp. Ltd., 8.125%, 1/15/29(1)	575,000	608,833
NCL Corp. Ltd., 7.75%, 2/15/29(1)	625,000	649,497
NCL Finance Ltd., 6.125%, 3/15/28(1)	1,500,000	1,482,580
Penn Entertainment, Inc., 4.125%, 7/1/29(1)	4,075,000	3,507,252
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp., 5.625%, 9/1/29(1)	2,385,000	1,822,628
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp., 5.875%, 9/1/31(1)	1,975,000	1,445,870
Raising Cane's Restaurants LLC, 9.375%, 5/1/29(1)	1,025,000	1,109,040
Royal Caribbean Cruises Ltd., 4.25%, 7/1/26(1)	1,450,000	1,400,277
Royal Caribbean Cruises Ltd., 5.50%, 8/31/26(1)	1,750,000	1,735,703
Royal Caribbean Cruises Ltd., 5.375%, 7/15/27(1)	4,150,000	4,094,153
Royal Caribbean Cruises Ltd., 7.50%, 10/15/27	1,500,000	1,581,111
Royal Caribbean Cruises Ltd., 5.50%, 4/1/28(1)	3,150,000	3,115,441
Royal Caribbean Cruises Ltd., 8.25%, 1/15/29(1)	650,000	688,523
Royal Caribbean Cruises Ltd., 9.25%, 1/15/29(1)	1,900,000	2,039,099
Royal Caribbean Cruises Ltd., 6.25%, 3/15/32(1)	1,050,000	1,059,025
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc., 6.625%, 3/1/30(1)	650,000	628,872
SeaWorld Parks & Entertainment, Inc., 5.25%, 8/15/29(1)	2,050,000	1,932,226
Sizzling Platter LLC/Sizzling Platter Finance Corp., 8.50%, 11/28/25(1)	3,575,000	3,614,690
Station Casinos LLC, 4.50%, 2/15/28(1)	400,000	377,090
Station Casinos LLC, 4.625%, 12/1/31(1)	725,000	652,315
Studio City Finance Ltd., 6.00%, 7/15/25(1)	976,000	960,957
Studio City Finance Ltd., 6.50%, 1/15/28(1)	800,000	762,840
Studio City Finance Ltd., 5.00%, 1/15/29(1)	1,275,000	1,122,848
TKC Holdings, Inc., 10.50%, 5/15/29(1)	1,550,000	1,486,695
Travel & Leisure Co., 6.625%, 7/31/26(1)	2,450,000	2,471,224
Travel & Leisure Co., 4.625%, 3/1/30(1)	600,000	548,210
Vail Resorts, Inc., 6.25%, 5/15/25(1)	525,000	525,467
Viking Cruises Ltd., 6.25%, 5/15/25(1)	1,800,000	1,801,994
Viking Cruises Ltd., 5.875%, 9/15/27(1)	3,925,000	3,853,624
Viking Cruises Ltd., 7.00%, 2/15/29(1)	2,750,000	2,764,140
Viking Cruises Ltd., 9.125%, 7/15/31(1)	2,500,000	2,735,966
Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/29(1)	1,375,000	1,339,340
VOC Escrow Ltd., 5.00%, 2/15/28(1)	1,600,000	1,540,463
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)	2,025,000	1,984,608
Wynn Macau Ltd., 5.50%, 1/15/26(1)	1,200,000	1,170,726
Wynn Macau Ltd., 5.625%, 8/26/28(1)	1,200,000	1,140,025
Wynn Macau Ltd., 5.125%, 12/15/29(1)	3,150,000	2,878,586
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/1/29(1)	3,428,000	3,250,895

	Principal Amount/Shares	Value
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 7.125%, 2/15/31(1)	$1,400,000	$1,449,729
Yum! Brands, Inc., 5.375%, 4/1/32	3,700,000	3,583,916
		223,436,561
Household Durables — 2.2%
Adams Homes, Inc., 7.50%, 2/15/25(1)	397,000	397,936
Adams Homes, Inc., 9.25%, 10/15/28(1)	2,725,000	2,838,447
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.625%, 1/15/28(1)	1,525,000	1,532,164
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.625%, 8/1/29(1)	700,000	646,431
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.625%, 4/1/30(1)	1,700,000	1,554,928
Beazer Homes USA, Inc., 5.875%, 10/15/27	425,000	419,358
Beazer Homes USA, Inc., 7.25%, 10/15/29	2,500,000	2,534,648
Beazer Homes USA, Inc., 7.50%, 3/15/31(1)	600,000	606,695
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 5.00%, 6/15/29(1)	1,900,000	1,728,866
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 4.875%, 2/15/30(1)	400,000	359,742
Century Communities, Inc., 6.75%, 6/1/27	875,000	879,146
Century Communities, Inc., 3.875%, 8/15/29(1)	1,375,000	1,239,337
Dream Finders Homes, Inc., 8.25%, 8/15/28(1)	1,525,000	1,593,381
Empire Communities Corp., 7.00%, 12/15/25(1)	1,350,000	1,356,722
Installed Building Products, Inc., 5.75%, 2/1/28(1)	1,450,000	1,416,718
K Hovnanian Enterprises, Inc., 5.00%, 2/1/40(1)	26,000	13,260
KB Home, 6.875%, 6/15/27	825,000	853,355
KB Home, 7.25%, 7/15/30	800,000	828,879
KB Home, 4.00%, 6/15/31	1,775,000	1,574,821
LGI Homes, Inc., 8.75%, 12/15/28(1)	1,700,000	1,794,789
LGI Homes, Inc., 4.00%, 7/15/29(1)	925,000	809,032
Mattamy Group Corp., 4.625%, 3/1/30(1)	1,400,000	1,273,961
Meritage Homes Corp., 6.00%, 6/1/25	1,922,000	1,925,089
Meritage Homes Corp., 5.125%, 6/6/27	225,000	221,975
Meritage Homes Corp., 3.875%, 4/15/29(1)	600,000	551,921
Newell Brands, Inc., 5.70%, 4/1/26	3,475,000	3,415,415
Newell Brands, Inc., 6.375%, 9/15/27	800,000	789,219
Newell Brands, Inc., 6.625%, 9/15/29	1,350,000	1,322,272
Newell Brands, Inc., 6.875%, 4/1/36	3,300,000	2,915,377
Newell Brands, Inc., 7.00%, 4/1/46	925,000	747,928
Shea Homes LP/Shea Homes Funding Corp., 4.75%, 2/15/28	1,400,000	1,332,942
Shea Homes LP/Shea Homes Funding Corp., 4.75%, 4/1/29	2,275,000	2,146,331
STL Holding Co. LLC, 8.75%, 2/15/29(1)	1,200,000	1,232,364
SWF Escrow Issuer Corp., 6.50%, 10/1/29(1)	1,000,000	740,722
Taylor Morrison Communities, Inc., 5.75%, 1/15/28(1)	1,225,000	1,217,470
Tempur Sealy International, Inc., 4.00%, 4/15/29(1)	275,000	249,814
Tempur Sealy International, Inc., 3.875%, 10/15/31(1)	1,075,000	913,950
TopBuild Corp., 4.125%, 2/15/32(1)	1,075,000	952,431
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/24	324,000	323,810
Tri Pointe Homes, Inc., 5.25%, 6/1/27	700,000	684,289
Tri Pointe Homes, Inc., 5.70%, 6/15/28	600,000	591,302
		48,527,237

	Principal Amount/Shares	Value
Household Products — 0.2%
Central Garden & Pet Co., 4.125%, 10/15/30	$475,000	$426,540
Central Garden & Pet Co., 4.125%, 4/30/31(1)	1,300,000	1,147,068
Energizer Holdings, Inc., 6.50%, 12/31/27(1)	725,000	721,707
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 7.00%, 12/31/27(1)	900,000	894,794
Spectrum Brands, Inc., 5.50%, 7/15/30(1)	600,000	588,182
		3,778,291
Independent Power and Renewable Electricity Producers — 0.6%
Atlantica Sustainable Infrastructure PLC, 4.125%, 6/15/28(1)	200,000	183,926
Calpine Corp., 4.50%, 2/15/28(1)	2,150,000	2,040,894
Calpine Corp., 5.125%, 3/15/28(1)	2,275,000	2,185,339
Calpine Corp., 4.625%, 2/1/29(1)	1,525,000	1,412,983
Calpine Corp., 5.00%, 2/1/31(1)	1,525,000	1,400,449
Clearway Energy Operating LLC, 4.75%, 3/15/28(1)	2,000,000	1,902,566
Clearway Energy Operating LLC, 3.75%, 1/15/32(1)	850,000	715,320
TerraForm Power Operating LLC, 5.00%, 1/31/28(1)	800,000	762,531
TerraForm Power Operating LLC, 4.75%, 1/15/30(1)	1,575,000	1,444,991
TransAlta Corp., 7.75%, 11/15/29	800,000	832,351
		12,881,350
Industrial Conglomerates — 0.1%
Amsted Industries, Inc., 4.625%, 5/15/30(1)	525,000	481,550
Benteler International AG, 10.50%, 5/15/28(1)	1,000,000	1,082,408
Stena International SA, 7.25%, 1/15/31(1)	750,000	749,099
Stena International SA, 7.625%, 2/15/31(1)	600,000	607,889
		2,920,946
Insurance — 0.7%
Acrisure LLC/Acrisure Finance, Inc., 10.125%, 8/1/26(1)	800,000	831,100
Acrisure LLC/Acrisure Finance, Inc., 8.25%, 2/1/29(1)	2,000,000	2,010,366
Acrisure LLC/Acrisure Finance, Inc., 4.25%, 2/15/29(1)	2,950,000	2,666,061
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)	700,000	690,231
AmWINS Group, Inc., 6.375%, 2/15/29(1)	675,000	679,066
AssuredPartners, Inc., 5.625%, 1/15/29(1)	1,625,000	1,498,738
AssuredPartners, Inc., 7.50%, 2/15/32(1)	750,000	737,734
Genworth Holdings, Inc., VRN, 7.57%, (3-month LIBOR plus 2.00%), 11/15/66	450,000	367,878
Howden U.K. Refinance PLC/Howden U.K. Refinance 2 PLC/Howden U.S. Refinance LLC, 7.25%, 2/15/31(1)	600,000	602,887
Howden U.K. Refinance PLC/Howden U.K. Refinance 2 PLC/Howden U.S. Refinance LLC, 8.125%, 2/15/32(1)	400,000	403,773
HUB International Ltd., 5.625%, 12/1/29(1)	625,000	586,626
HUB International Ltd., 7.25%, 6/15/30(1)	1,250,000	1,285,509
MBIA Insurance Corp., VRN, 16.84%, 1/15/33(1)(3)(4)	125,000	4,038
Panther Escrow Issuer LLC, 7.125%, 6/1/31(1)(2)	1,675,000	1,704,329
Ryan Specialty LLC, 4.375%, 2/1/30(1)	625,000	584,924
USI, Inc., 7.50%, 1/15/32(1)	450,000	451,391
		15,104,651
Interactive Media and Services — 0.1%
Arches Buyer, Inc., 4.25%, 6/1/28(1)	875,000	771,045
Ziff Davis, Inc., 4.625%, 10/15/30(1)	843,000	760,755
		1,531,800

	Principal Amount/Shares	Value
IT Services — 0.4%
CDW LLC/CDW Finance Corp., 3.25%, 2/15/29	$725,000	$657,127
Exela Intermediate LLC/Exela Finance, Inc., 11.50% PIK, 4/15/26(1)	2,385,553	384,670
Newfold Digital Holdings Group, Inc., 6.00%, 2/15/29(1)	1,175,000	921,866
Presidio Holdings, Inc., 4.875%, 2/1/27(1)	1,925,000	1,876,280
Presidio Holdings, Inc., 8.25%, 2/1/28(1)	2,150,000	2,145,818
Twilio, Inc., 3.875%, 3/15/31	1,450,000	1,267,155
Vericast Corp., 11.00%, 9/15/26(1)	933,750	997,945
		8,250,861
Leisure Products — 0.2%
Acushnet Co., 7.375%, 10/15/28(1)	675,000	700,071
MajorDrive Holdings IV LLC, 6.375%, 6/1/29(1)	2,425,000	2,276,710
Mattel, Inc., 3.375%, 4/1/26(1)	500,000	478,538
Mattel, Inc., 5.875%, 12/15/27(1)	425,000	426,941
Mattel, Inc., 6.20%, 10/1/40	200,000	199,933
Mattel, Inc., 5.45%, 11/1/41	875,000	811,400
		4,893,593
Life Sciences Tools and Services — 0.1%
Charles River Laboratories International, Inc., 4.25%, 5/1/28(1)	750,000	710,200
Charles River Laboratories International, Inc., 3.75%, 3/15/29(1)	500,000	456,819
Charles River Laboratories International, Inc., 4.00%, 3/15/31(1)	500,000	447,213
Fortrea Holdings, Inc., 7.50%, 7/1/30(1)	875,000	904,342
		2,518,574
Machinery — 1.2%
Allison Transmission, Inc., 4.75%, 10/1/27(1)	625,000	601,941
Allison Transmission, Inc., 3.75%, 1/30/31(1)	950,000	829,784
ATS Corp., 4.125%, 12/15/28(1)	275,000	252,363
Chart Industries, Inc., 7.50%, 1/1/30(1)	1,825,000	1,897,445
Chart Industries, Inc., 9.50%, 1/1/31(1)	2,850,000	3,106,264
Esab Corp., 6.25%, 4/15/29(1)(2)	775,000	779,598
Husky III Holding Ltd., 13.00% Cash or 13.75% PIK, 2/15/25(1)	2,550,000	2,557,479
Husky Injection Molding Systems Ltd./Titan Co.-Borrower LLC, 9.00%, 2/15/29(1)	1,350,000	1,397,747
JB Poindexter & Co., Inc., 8.75%, 12/15/31(1)	1,250,000	1,293,601
OT Merger Corp., 7.875%, 10/15/29(1)	650,000	464,867
Terex Corp., 5.00%, 5/15/29(1)	2,600,000	2,457,163
Titan Acquisition Ltd./Titan Co.-Borrower LLC, 7.75%, 4/15/26(1)	2,925,000	2,923,991
TK Elevator Holdco GmbH, 7.625%, 7/15/28(1)	238,000	233,598
TK Elevator U.S. Newco, Inc., 5.25%, 7/15/27(1)	1,150,000	1,112,308
Trinity Industries, Inc., 7.75%, 7/15/28(1)	2,225,000	2,286,272
Vertiv Group Corp., 4.125%, 11/15/28(1)	250,000	232,893
Wabash National Corp., 4.50%, 10/15/28(1)	525,000	482,101
Werner FinCo LP/Werner FinCo, Inc., 11.50%, 6/15/28(1)	600,000	655,863
Werner FinCo LP/Werner FinCo, Inc., 14.50% Cash or 8.75% Cash plus 5.75% PIK, 10/15/28(1)	2,263,381	2,102,115
		25,667,393
Media — 8.2%
Altice Financing SA, 9.625%, 7/15/27(1)	2,600,000	2,489,235
Altice Financing SA, 5.00%, 1/15/28(1)	4,000,000	3,295,617
AMC Networks, Inc., 4.75%, 8/1/25	900,000	899,440
AMC Networks, Inc., 10.25%, 1/15/29(1)(2)	325,000	327,563

	Principal Amount/Shares	Value
AMC Networks, Inc., 4.25%, 2/15/29	$3,075,000	$2,181,612
Audacy Capital Corp., 6.75%, 3/31/29(1)(3)(4)	625,000	21,875
Cable One, Inc., 4.00%, 11/15/30(1)	425,000	332,002
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/1/27(1)	2,445,000	2,331,128
CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 2/1/28(1)	1,000,000	931,560
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 6/1/29(1)	300,000	274,847
CCO Holdings LLC/CCO Holdings Capital Corp., 6.375%, 9/1/29(1)	5,525,000	5,245,395
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30(1)	3,500,000	3,007,430
CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 8/15/30(1)	925,000	775,772
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 2/1/31(1)	4,000,000	3,269,099
CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 3/1/31(1)	2,025,000	1,987,148
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 2/1/32(1)	11,750,000	9,600,790
CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 5/1/32	6,300,000	5,066,770
CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 6/1/33(1)	7,200,000	5,630,409
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 1/15/34(1)	4,125,000	3,117,382
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, 10/23/45	750,000	695,670
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.375%, 5/1/47	3,250,000	2,620,882
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, 3/1/50	775,000	574,173
Clear Channel Outdoor Holdings, Inc., 5.125%, 8/15/27(1)	4,225,000	3,985,782
Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28(1)	2,200,000	1,928,542
Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29(1)	1,200,000	993,500
Clear Channel Outdoor Holdings, Inc., 7.875%, 4/1/30(1)	1,675,000	1,666,258
CSC Holdings LLC, 5.50%, 4/15/27(1)	1,450,000	1,298,756
CSC Holdings LLC, 5.375%, 2/1/28(1)	300,000	258,295
CSC Holdings LLC, 7.50%, 4/1/28(1)	1,000,000	674,896
CSC Holdings LLC, 11.25%, 5/15/28(1)	1,200,000	1,190,164
CSC Holdings LLC, 11.75%, 1/31/29(1)	4,500,000	4,509,831
CSC Holdings LLC, 6.50%, 2/1/29(1)	2,700,000	2,290,020
CSC Holdings LLC, 5.75%, 1/15/30(1)	3,404,000	1,804,693
CSC Holdings LLC, 4.125%, 12/1/30(1)	500,000	357,920
CSC Holdings LLC, 4.625%, 12/1/30(1)	1,465,000	745,112
CSC Holdings LLC, 4.50%, 11/15/31(1)	5,175,000	3,668,593
CSC Holdings LLC, 5.00%, 11/15/31(1)	3,575,000	1,811,122
Directv Financing LLC, 8.875%, 2/1/30(1)	375,000	374,460
Directv Financing LLC/Directv Financing Co.-Obligor, Inc., 5.875%, 8/15/27(1)	5,600,000	5,301,303
DISH DBS Corp., 7.75%, 7/1/26	1,375,000	921,762
DISH DBS Corp., 5.25%, 12/1/26(1)	3,900,000	3,078,206
DISH DBS Corp., 7.375%, 7/1/28	1,225,000	590,801
DISH DBS Corp., 5.75%, 12/1/28(1)	2,200,000	1,516,086
DISH DBS Corp., 5.125%, 6/1/29	2,400,000	1,003,016
DISH Network Corp., 11.75%, 11/15/27(1)	4,975,000	5,084,007

	Principal Amount/Shares	Value
GCI LLC, 4.75%, 10/15/28(1)	$1,200,000	$1,101,385
Gray Television, Inc., 7.00%, 5/15/27(1)	1,075,000	1,000,665
Gray Television, Inc., 4.75%, 10/15/30(1)	3,735,000	2,452,489
Gray Television, Inc., 5.375%, 11/15/31(1)	2,275,000	1,493,934
iHeartCommunications, Inc., 6.375%, 5/1/26	726,342	620,265
iHeartCommunications, Inc., 8.375%, 5/1/27	2,025,000	1,132,807
iHeartCommunications, Inc., 5.25%, 8/15/27(1)	2,600,000	1,894,557
iHeartCommunications, Inc., 4.75%, 1/15/28(1)	999,000	702,586
Lamar Media Corp., 3.75%, 2/15/28	950,000	888,280
Lamar Media Corp., 4.00%, 2/15/30	725,000	659,445
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(1)	550,000	516,719
LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(1)	200,000	167,668
Liberty Interactive LLC, 8.25%, 2/1/30	400,000	245,356
McGraw-Hill Education, Inc., 8.00%, 8/1/29(1)	1,575,000	1,481,900
Midcontinent Communications/Midcontinent Finance Corp., 5.375%, 8/15/27(1)	1,875,000	1,786,007
News Corp., 3.875%, 5/15/29(1)	3,400,000	3,111,976
News Corp., 5.125%, 2/15/32(1)	5,400,000	5,076,548
Nexstar Media, Inc., 5.625%, 7/15/27(1)	100,000	96,000
Nexstar Media, Inc., 4.75%, 11/1/28(1)	1,425,000	1,299,784
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 8/15/27(1)	4,425,000	4,262,117
Outfront Media Capital LLC/Outfront Media Capital Corp., 4.25%, 1/15/29(1)	2,650,000	2,403,174
Outfront Media Capital LLC/Outfront Media Capital Corp., 4.625%, 3/15/30(1)	1,550,000	1,391,171
Scripps Escrow II, Inc., 3.875%, 1/15/29(1)	200,000	159,232
Scripps Escrow II, Inc., 5.375%, 1/15/31(1)	625,000	385,070
Scripps Escrow, Inc., 5.875%, 7/15/27(1)	775,000	649,128
Sinclair Television Group, Inc., 5.125%, 2/15/27(1)	1,625,000	1,479,931
Sinclair Television Group, Inc., 5.50%, 3/1/30(1)	775,000	558,709
Sinclair Television Group, Inc., 4.125%, 12/1/30(1)	1,000,000	729,180
Sirius XM Radio, Inc., 3.125%, 9/1/26(1)	2,750,000	2,578,192
Sirius XM Radio, Inc., 5.00%, 8/1/27(1)	2,725,000	2,623,474
Sirius XM Radio, Inc., 4.00%, 7/15/28(1)	2,625,000	2,403,282
Sirius XM Radio, Inc., 5.50%, 7/1/29(1)	2,075,000	1,977,818
Sirius XM Radio, Inc., 3.875%, 9/1/31(1)	4,800,000	4,005,570
Sunrise FinCo I BV, 4.875%, 7/15/31(1)	4,350,000	3,886,498
Sunrise HoldCo IV BV, 5.50%, 1/15/28(1)	1,000,000	960,826
TEGNA, Inc., 4.625%, 3/15/28	2,100,000	1,928,650
TEGNA, Inc., 5.00%, 9/15/29	950,000	852,463
Univision Communications, Inc., 6.625%, 6/1/27(1)	2,600,000	2,545,192
Univision Communications, Inc., 8.00%, 8/15/28(1)	1,250,000	1,274,276
Univision Communications, Inc., 4.50%, 5/1/29(1)	4,750,000	4,249,038
Univision Communications, Inc., 7.375%, 6/30/30(1)	2,225,000	2,202,007
Videotron Ltd., 5.125%, 4/15/27(1)	1,150,000	1,126,367
Videotron Ltd., 3.625%, 6/15/29(1)	600,000	542,782
Virgin Media Finance PLC, 5.00%, 7/15/30(1)	3,300,000	2,794,384
Virgin Media Secured Finance PLC, 5.50%, 5/15/29(1)	200,000	185,065
Virgin Media Secured Finance PLC, 4.50%, 8/15/30(1)	400,000	345,256
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)	1,300,000	1,193,889
VZ Secured Financing BV, 5.00%, 1/15/32(1)	950,000	816,595

	Principal Amount/Shares	Value
Ziggo Bond Co. BV, 6.00%, 1/15/27(1)	$2,700,000	$2,662,892
Ziggo Bond Co. BV, 5.125%, 2/28/30(1)	400,000	342,817
		178,972,340
Metals and Mining — 2.7%
Alcoa Nederland Holding BV, 5.50%, 12/15/27(1)	500,000	495,622
Alcoa Nederland Holding BV, 6.125%, 5/15/28(1)	4,750,000	4,761,870
Alcoa Nederland Holding BV, 4.125%, 3/31/29(1)	278,000	255,497
Alcoa Nederland Holding BV, 7.125%, 3/15/31(1)	1,150,000	1,172,890
ArcelorMittal SA, 7.00%, 10/15/39	575,000	626,527
Arsenal AIC Parent LLC, 8.00%, 10/1/30(1)	2,300,000	2,417,610
Arsenal AIC Parent LLC, 11.50%, 10/1/31(1)	750,000	836,260
ATI, Inc., 5.875%, 12/1/27	1,550,000	1,527,629
ATI, Inc., 4.875%, 10/1/29	825,000	777,234
ATI, Inc., 7.25%, 8/15/30	850,000	879,536
ATI, Inc., 5.125%, 10/1/31	1,550,000	1,437,561
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/26(1)	1,325,000	1,226,194
Big River Steel LLC/BRS Finance Corp., 6.625%, 1/31/29(1)	1,920,000	1,932,584
Carpenter Technology Corp., 6.375%, 7/15/28	2,294,000	2,292,703
Cleveland-Cliffs, Inc., 5.875%, 6/1/27	2,215,000	2,212,822
Cleveland-Cliffs, Inc., 6.75%, 4/15/30(1)	1,250,000	1,255,198
Cleveland-Cliffs, Inc., 4.875%, 3/1/31(1)	1,300,000	1,183,496
Coeur Mining, Inc., 5.125%, 2/15/29(1)	1,275,000	1,212,668
Commercial Metals Co., 4.125%, 1/15/30	775,000	714,432
Commercial Metals Co., 4.375%, 3/15/32	775,000	699,037
Compass Minerals International, Inc., 6.75%, 12/1/27(1)	700,000	677,387
Constellium SE, 5.625%, 6/15/28(1)	550,000	535,320
Constellium SE, 3.75%, 4/15/29(1)	2,050,000	1,846,604
First Quantum Minerals Ltd., 9.375%, 3/1/29(1)	800,000	829,732
FMG Resources August 2006 Pty. Ltd., 5.875%, 4/15/30(1)	2,800,000	2,757,385
FMG Resources August 2006 Pty. Ltd., 4.375%, 4/1/31(1)	3,600,000	3,219,933
FMG Resources August 2006 Pty. Ltd., 6.125%, 4/15/32(1)	1,850,000	1,831,212
Hudbay Minerals, Inc., 4.50%, 4/1/26(1)	950,000	921,132
IAMGOLD Corp., 5.75%, 10/15/28(1)	1,150,000	1,056,543
Infrabuild Australia Pty. Ltd., 14.50%, 11/15/28(1)	900,000	934,875
Kaiser Aluminum Corp., 4.625%, 3/1/28(1)	1,916,000	1,799,710
Kaiser Aluminum Corp., 4.50%, 6/1/31(1)	300,000	265,708
Mineral Resources Ltd., 8.125%, 5/1/27(1)	1,975,000	1,999,534
Mineral Resources Ltd., 8.00%, 11/1/27(1)	875,000	893,757
Mineral Resources Ltd., 9.25%, 10/1/28(1)	1,425,000	1,502,591
Mineral Resources Ltd., 8.50%, 5/1/30(1)	2,042,000	2,105,500
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/1/22(1)(4)(5)	475,000	575
Novelis Corp., 3.25%, 11/15/26(1)	475,000	443,087
Novelis Corp., 4.75%, 1/30/30(1)	1,650,000	1,523,705
Novelis Corp., 3.875%, 8/15/31(1)	1,150,000	989,047
Park-Ohio Industries, Inc., 6.625%, 4/15/27	1,950,000	1,827,605
Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(1)	1,275,000	1,169,008
Taseko Mines Ltd., 7.00%, 2/15/26(1)	1,100,000	1,105,633
TMS International Corp., 6.25%, 4/15/29(1)	850,000	777,092
		58,930,045

	Principal Amount/Shares	Value
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
Blackstone Mortgage Trust, Inc., 3.75%, 1/15/27(1)	$2,775,000	$2,477,638
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 2/1/27(1)	850,000	795,845
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 6/15/29(1)	900,000	818,936
Rithm Capital Corp., 8.00%, 4/1/29(1)	1,475,000	1,432,938
		5,525,357
Oil, Gas and Consumable Fuels — 11.1%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 2/15/26(1)	1,300,000	1,316,184
Antero Midstream Partners LP/Antero Midstream Finance Corp., 7.875%, 5/15/26(1)	2,250,000	2,298,728
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.75%, 3/1/27(1)	2,425,000	2,396,237
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.375%, 6/15/29(1)	750,000	721,954
Antero Midstream Partners LP/Antero Midstream Finance Corp., 6.625%, 2/1/32(1)	1,425,000	1,432,404
Antero Resources Corp., 7.625%, 2/1/29(1)	681,000	699,985
Antero Resources Corp., 5.375%, 3/1/30(1)	100,000	96,126
Apache Corp., 4.25%, 1/15/30	120,000	111,206
Apache Corp., 5.10%, 9/1/40	900,000	772,967
Apache Corp., 4.75%, 4/15/43	500,000	394,555
Apache Corp., 7.375%, 8/15/47	600,000	603,770
Apache Corp., 5.35%, 7/1/49	1,925,000	1,628,677
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 9.00%, 11/1/27(1)	2,150,000	2,714,536
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 8.25%, 12/31/28(1)	225,000	231,313
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 5.875%, 6/30/29(1)	280,000	267,218
Athabasca Oil Corp., 9.75%, 11/1/26(1)	1,513,000	1,604,403
Baytex Energy Corp., 8.50%, 4/30/30(1)	2,975,000	3,109,093
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.625%, 12/15/25(1)	1,075,000	1,081,777
Callon Petroleum Co., 6.375%, 7/1/26	175,000	176,860
Callon Petroleum Co., 7.50%, 6/15/30(1)	1,375,000	1,458,332
Chesapeake Energy Corp., 5.50%, 2/1/26(1)	1,204,000	1,197,097
Chesapeake Energy Corp., 5.875%, 2/1/29(1)	1,450,000	1,439,362
Chesapeake Energy Corp., 6.75%, 4/15/29(1)	2,225,000	2,250,641
Chord Energy Corp., 6.375%, 6/1/26(1)	1,025,000	1,030,034
CITGO Petroleum Corp., 7.00%, 6/15/25(1)	1,475,000	1,474,083
CITGO Petroleum Corp., 6.375%, 6/15/26(1)	1,950,000	1,957,192
CITGO Petroleum Corp., 8.375%, 1/15/29(1)	3,650,000	3,838,015
Civitas Resources, Inc., 5.00%, 10/15/26(1)	2,450,000	2,397,161
Civitas Resources, Inc., 8.375%, 7/1/28(1)	1,600,000	1,686,339
Civitas Resources, Inc., 8.625%, 11/1/30(1)	700,000	752,123
CNX Midstream Partners LP, 4.75%, 4/15/30(1)	700,000	624,480
CNX Resources Corp., 6.00%, 1/15/29(1)	1,300,000	1,274,064
CNX Resources Corp., 7.375%, 1/15/31(1)	1,350,000	1,376,022
Comstock Resources, Inc., 6.75%, 3/1/29(1)	2,150,000	2,052,267
Comstock Resources, Inc., 5.875%, 1/15/30(1)	2,075,000	1,880,974
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 6/15/31(1)	5,600,000	5,297,131
Crescent Energy Finance LLC, 9.25%, 2/15/28(1)	950,000	1,003,894

	Principal Amount/Shares	Value
Crescent Energy Finance LLC, 7.625%, 4/1/32(1)	$425,000	$428,579
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/25(1)	800,000	798,604
CrownRock LP/CrownRock Finance, Inc., 5.00%, 5/1/29(1)	1,530,000	1,512,689
Delek Logistics Partners LP/Delek Logistics Finance Corp., 7.125%, 6/1/28(1)	1,875,000	1,830,575
Delek Logistics Partners LP/Delek Logistics Finance Corp., 8.625%, 3/15/29(1)	2,125,000	2,171,408
DT Midstream, Inc., 4.125%, 6/15/29(1)	575,000	529,139
DT Midstream, Inc., 4.375%, 6/15/31(1)	1,125,000	1,019,659
Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 1/30/28(1)	1,150,000	1,160,041
Energean Israel Finance Ltd., 5.375%, 3/30/28	425,000	389,023
Energean Israel Finance Ltd., 5.875%, 3/30/31	700,000	615,650
Energy Transfer LP, VRN, 8.00%, 5/15/54	325,000	341,130
EnLink Midstream LLC, 5.375%, 6/1/29	1,725,000	1,694,766
EnLink Midstream LLC, 6.50%, 9/1/30(1)	2,175,000	2,239,621
EnLink Midstream Partners LP, 4.85%, 7/15/26	2,700,000	2,648,811
EnLink Midstream Partners LP, 5.60%, 4/1/44	1,800,000	1,604,014
EnLink Midstream Partners LP, 5.05%, 4/1/45	1,500,000	1,239,763
EnLink Midstream Partners LP, 5.45%, 6/1/47	1,625,000	1,415,302
EQM Midstream Partners LP, 4.00%, 8/1/24	400,000	397,140
EQM Midstream Partners LP, 6.00%, 7/1/25(1)	1,100,000	1,102,244
EQM Midstream Partners LP, 7.50%, 6/1/27(1)	1,450,000	1,487,939
EQM Midstream Partners LP, 6.50%, 7/1/27(1)	750,000	757,301
EQM Midstream Partners LP, 5.50%, 7/15/28	1,626,000	1,604,903
EQM Midstream Partners LP, 4.50%, 1/15/29(1)	2,925,000	2,745,295
EQM Midstream Partners LP, 6.375%, 4/1/29(1)	1,075,000	1,083,739
EQM Midstream Partners LP, 7.50%, 6/1/30(1)	2,725,000	2,915,382
EQM Midstream Partners LP, 4.75%, 1/15/31(1)	1,875,000	1,745,401
EQM Midstream Partners LP, 6.50%, 7/15/48	1,525,000	1,530,653
Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 1/15/27	900,000	911,275
Genesis Energy LP/Genesis Energy Finance Corp., 7.75%, 2/1/28	600,000	603,475
Genesis Energy LP/Genesis Energy Finance Corp., 8.875%, 4/15/30	1,125,000	1,178,507
Gulfport Energy Corp., 8.00%, 5/17/26(1)	2,494,641	2,533,627
Gulfport Energy Corp., 8.00%, 5/17/26	2,921	2,967
Harbour Energy PLC, 5.50%, 10/15/26(1)	225,000	219,827
Harvest Midstream I LP, 7.50%, 9/1/28(1)	2,775,000	2,816,087
Hess Midstream Operations LP, 5.125%, 6/15/28(1)	1,645,000	1,593,126
Hess Midstream Operations LP, 5.50%, 10/15/30(1)	1,400,000	1,357,733
Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 11/1/28(1)	675,000	674,816
Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%, 4/15/30(1)	1,450,000	1,421,055
Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%, 2/1/31(1)	2,150,000	2,098,555
Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 4/15/32(1)	950,000	937,660
Hilcorp Energy I LP/Hilcorp Finance Co., 8.375%, 11/1/33(1)	1,800,000	1,953,009
Ithaca Energy North Sea PLC, 9.00%, 7/15/26(1)	2,600,000	2,626,156
ITT Holdings LLC, 6.50%, 8/1/29(1)	1,675,000	1,530,304
Kinetik Holdings LP, 5.875%, 6/15/30(1)	1,675,000	1,639,919
Leviathan Bond Ltd., 6.125%, 6/30/25	1,100,000	1,084,347
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 8/1/26(1)	2,009,000	1,977,641

	Principal Amount/Shares	Value
Martin Midstream Partners LP/Martin Midstream Finance Corp., 11.50%, 2/15/28(1)	$2,625,000	$2,790,921
Matador Resources Co., 5.875%, 9/15/26	4,400,000	4,403,221
Matador Resources Co., 6.875%, 4/15/28(1)	1,925,000	1,970,863
Matador Resources Co., 6.50%, 4/15/32(1)(2)	450,000	451,108
MEG Energy Corp., 5.875%, 2/1/29(1)	975,000	958,911
Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26(1)	2,225,000	2,224,098
Moss Creek Resources Holdings, Inc., 10.50%, 5/15/27(1)	1,300,000	1,343,848
Murphy Oil Corp., 6.375%, 7/15/28	2,375,000	2,392,556
Murray Energy Corp., 12.00%, 4/15/24(1)(3)(4)	5,425,447	54
New Fortress Energy, Inc., 6.75%, 9/15/25(1)	1,544,000	1,534,889
New Fortress Energy, Inc., 6.50%, 9/30/26(1)	3,500,000	3,372,129
New Fortress Energy, Inc., 8.75%, 3/15/29(1)	500,000	498,534
NGL Energy Operating LLC/NGL Energy Finance Corp., 8.125%, 2/15/29(1)	2,675,000	2,741,439
NGL Energy Operating LLC/NGL Energy Finance Corp., 8.375%, 2/15/32(1)	2,050,000	2,102,833
NGL Energy Partners LP/NGL Energy Finance Corp., 7.50%, 4/15/26	450,000	450,251
Northern Oil & Gas, Inc., 8.125%, 3/1/28(1)	4,925,000	5,002,465
Northern Oil & Gas, Inc., 8.75%, 6/15/31(1)	1,775,000	1,876,551
NuStar Logistics LP, 6.00%, 6/1/26	275,000	273,960
NuStar Logistics LP, 6.375%, 10/1/30	1,850,000	1,863,664
Ovintiv, Inc., 8.125%, 9/15/30	500,000	564,619
Parkland Corp., 5.875%, 7/15/27(1)	1,000,000	992,060
Parkland Corp., 4.50%, 10/1/29(1)	4,975,000	4,605,947
Parkland Corp., 4.625%, 5/1/30(1)	1,625,000	1,499,523
PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28	3,600,000	3,545,682
PBF Holding Co. LLC/PBF Finance Corp., 7.875%, 9/15/30(1)	2,100,000	2,180,163
PDC Energy, Inc., 5.75%, 5/15/26	145,000	144,847
Permian Resources Operating LLC, 5.375%, 1/15/26(1)	4,075,000	4,037,024
Permian Resources Operating LLC, 6.875%, 4/1/27(1)	2,825,000	2,827,828
Permian Resources Operating LLC, 8.00%, 4/15/27(1)	2,883,000	2,971,416
Permian Resources Operating LLC, 5.875%, 7/1/29(1)	1,750,000	1,722,258
Permian Resources Operating LLC, 7.00%, 1/15/32(1)	1,800,000	1,868,560
Prairie Acquiror LP, 9.00%, 8/1/29(1)	1,275,000	1,313,564
Range Resources Corp., 8.25%, 1/15/29	2,195,000	2,284,727
Rockcliff Energy II LLC, 5.50%, 10/15/29(1)	375,000	351,268
Rockies Express Pipeline LLC, 3.60%, 5/15/25(1)	800,000	781,424
Rockies Express Pipeline LLC, 4.95%, 7/15/29(1)	700,000	654,733
Rockies Express Pipeline LLC, 4.80%, 5/15/30(1)	1,120,000	1,036,138
Rockies Express Pipeline LLC, 7.50%, 7/15/38(1)	250,000	257,615
Rockies Express Pipeline LLC, 6.875%, 4/15/40(1)	1,600,000	1,571,419
SM Energy Co., 5.625%, 6/1/25	1,400,000	1,394,314
SM Energy Co., 6.75%, 9/15/26	225,000	225,378
Southwestern Energy Co., 5.70%, 1/23/25	508,000	505,957
Southwestern Energy Co., 8.375%, 9/15/28	1,775,000	1,846,497
Southwestern Energy Co., 5.375%, 2/1/29	725,000	704,794
Southwestern Energy Co., 5.375%, 3/15/30	300,000	289,017
Southwestern Energy Co., 4.75%, 2/1/32	125,000	115,170
Sunoco LP/Sunoco Finance Corp., 6.00%, 4/15/27	1,775,000	1,769,232
Sunoco LP/Sunoco Finance Corp., 7.00%, 9/15/28(1)	1,125,000	1,150,445

	Principal Amount/Shares	Value
Sunoco LP/Sunoco Finance Corp., 4.50%, 4/30/30	$2,600,000	$2,383,188
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 7.375%, 2/15/29(1)	1,400,000	1,409,341
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.00%, 12/31/30(1)	1,425,000	1,354,810
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.00%, 9/1/31(1)	1,550,000	1,447,709
Talos Production, Inc., 9.00%, 2/1/29(1)	1,425,000	1,514,380
Talos Production, Inc., 9.375%, 2/1/31(1)	1,200,000	1,280,206
Teine Energy Ltd., 6.875%, 4/15/29(1)	1,600,000	1,562,624
Venture Global Calcasieu Pass LLC, 6.25%, 1/15/30(1)	1,450,000	1,459,879
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/31(1)	1,700,000	1,512,923
Venture Global Calcasieu Pass LLC, 3.875%, 11/1/33(1)	1,350,000	1,147,990
Venture Global LNG, Inc., 8.125%, 6/1/28(1)	5,650,000	5,767,582
Venture Global LNG, Inc., 9.50%, 2/1/29(1)	3,125,000	3,370,275
Venture Global LNG, Inc., 8.375%, 6/1/31(1)	3,675,000	3,792,210
Venture Global LNG, Inc., 9.875%, 2/1/32(1)	4,525,000	4,879,620
Vermilion Energy, Inc., 6.875%, 5/1/30(1)	1,425,000	1,392,608
Vital Energy, Inc., 10.125%, 1/15/28	1,625,000	1,706,297
Vital Energy, Inc., 7.75%, 7/31/29(1)	2,725,000	2,749,650
Vital Energy, Inc., 9.75%, 10/15/30	475,000	519,846
Vital Energy, Inc., 7.875%, 4/15/32(1)	1,150,000	1,169,151
Western Midstream Operating LP, 4.50%, 3/1/28	150,000	145,067
Western Midstream Operating LP, 5.45%, 4/1/44	300,000	275,953
Western Midstream Operating LP, 5.30%, 3/1/48	1,235,000	1,084,411
Western Midstream Operating LP, 5.50%, 8/15/48	675,000	597,457
		240,803,152
Paper and Forest Products — 0.1%
Ahlstrom Holding 3 OY, 4.875%, 2/4/28(1)	200,000	184,000
Domtar Corp., 6.75%, 10/1/28(1)	1,388,000	1,260,699
Mercer International, Inc., 5.125%, 2/1/29	1,050,000	924,150
		2,368,849
Passenger Airlines — 0.9%
Air Canada, 3.875%, 8/15/26(1)	325,000	310,522
Allegiant Travel Co., 7.25%, 8/15/27(1)	1,050,000	1,045,486
American Airlines, Inc., 7.25%, 2/15/28(1)	1,600,000	1,626,118
American Airlines, Inc., 8.50%, 5/15/29(1)	2,975,000	3,144,819
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	1,931,250	1,919,305
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 4/20/29(1)	4,800,000	4,722,001
Delta Air Lines, Inc., 7.375%, 1/15/26	675,000	696,612
Delta Air Lines, Inc., 4.375%, 4/19/28	350,000	339,932
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, 10/20/25(1)	99,170	98,181
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26(1)	1,700,000	1,597,279
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 9/20/25(1)	975,000	740,834
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 9/20/25(1)	150,000	113,975
United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.875%, 4/15/29	479,177	478,084
United Airlines, Inc., 4.375%, 4/15/26(1)	900,000	870,672
United Airlines, Inc., 4.625%, 4/15/29(1)	2,225,000	2,071,731

	Principal Amount/Shares	Value
Virgin Australia Holdings Pty. Ltd., VRN, 8.125%, 11/15/24(1)(3)(4)	$442,996	$1,274
		19,776,825
Personal Care Products — 0.4%
BellRing Brands, Inc., 7.00%, 3/15/30(1)	2,775,000	2,861,669
Coty, Inc., 5.00%, 4/15/26(1)	425,000	418,968
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 6.625%, 7/15/30(1)	1,531,000	1,555,942
Edgewell Personal Care Co., 5.50%, 6/1/28(1)	1,550,000	1,516,227
Edgewell Personal Care Co., 4.125%, 4/1/29(1)	2,250,000	2,066,616
		8,419,422
Pharmaceuticals — 1.1%
180 Medical, Inc., 3.875%, 10/15/29(1)	300,000	270,890
Bausch Health Americas, Inc., 8.50%, 1/31/27(1)	3,285,000	1,934,070
Bausch Health Cos., Inc., 5.50%, 11/1/25(1)	2,950,000	2,787,750
Bausch Health Cos., Inc., 9.00%, 12/15/25(1)	2,550,000	2,436,767
Bausch Health Cos., Inc., 6.125%, 2/1/27(1)	1,475,000	920,466
Bausch Health Cos., Inc., 5.75%, 8/15/27(1)	525,000	303,579
Bausch Health Cos., Inc., 7.00%, 1/15/28(1)	2,075,000	937,115
Bausch Health Cos., Inc., 5.00%, 1/30/28(1)	725,000	330,069
Bausch Health Cos., Inc., 6.25%, 2/15/29(1)	400,000	171,459
Bausch Health Cos., Inc., 7.25%, 5/30/29(1)	625,000	271,151
Bausch Health Cos., Inc., 5.25%, 1/30/30(1)	825,000	347,392
Bausch Health Cos., Inc., 5.25%, 2/15/31(1)	825,000	341,250
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%, 7/31/27(1)(3)(4)	3,986,000	264,072
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 6/30/28(1)(3)(4)	1,612,000	113,847
Endo Luxembourg Finance Co. I SARL/Endo U.S., Inc., 6.125%, 4/1/29(1)(3)(4)	1,350,000	878,843
Jazz Securities DAC, 4.375%, 1/15/29(1)	1,200,000	1,118,781
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 14.75%, 11/14/28(1)	490,087	537,176
Organon & Co./Organon Foreign Debt Co.-Issuer BV, 4.125%, 4/30/28(1)	3,025,000	2,821,180
Organon & Co./Organon Foreign Debt Co.-Issuer BV, 5.125%, 4/30/31(1)	2,825,000	2,513,791
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25(1)	1,450,000	1,212,280
Par Pharmaceutical, Inc., 7.50%, 4/1/27(1)(3)(4)	3,281,000	2,169,100
Prestige Brands, Inc., 5.125%, 1/15/28(1)	800,000	779,587
Prestige Brands, Inc., 3.75%, 4/1/31(1)	1,125,000	980,497
		24,441,112
Professional Services — 0.4%
AMN Healthcare, Inc., 4.625%, 10/1/27(1)	1,100,000	1,045,638
AMN Healthcare, Inc., 4.00%, 4/15/29(1)	4,325,000	3,887,978
ASGN, Inc., 4.625%, 5/15/28(1)	2,875,000	2,706,944
Dun & Bradstreet Corp., 5.00%, 12/15/29(1)	425,000	392,652
Science Applications International Corp., 4.875%, 4/1/28(1)	1,575,000	1,509,359
		9,542,571
Real Estate Management and Development — 0.7%
Anywhere Real Estate Group LLC/Anywhere Co.-Issuer Corp., 7.00%, 4/15/30(1)	2,693,600	2,401,508
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 5/15/28(1)	800,000	790,615
Cushman & Wakefield U.S. Borrower LLC, 8.875%, 9/1/31(1)	600,000	634,588
Forestar Group, Inc., 3.85%, 5/15/26(1)	1,225,000	1,170,917

	Principal Amount/Shares	Value
Forestar Group, Inc., 5.00%, 3/1/28(1)	$1,350,000	$1,302,045
Greystar Real Estate Partners LLC, 7.75%, 9/1/30(1)	1,225,000	1,269,047
Howard Hughes Corp., 5.375%, 8/1/28(1)	3,000,000	2,881,039
Howard Hughes Corp., 4.125%, 2/1/29(1)	2,175,000	1,956,994
Howard Hughes Corp., 4.375%, 2/1/31(1)	1,050,000	912,755
Kennedy-Wilson, Inc., 4.75%, 2/1/30	950,000	758,808
Newmark Group, Inc., 7.50%, 1/12/29(1)	400,000	411,733
Realogy Group LLC/Realogy Co.-Issuer Corp., 5.75%, 1/15/29(1)	1,810,000	1,283,574
		15,773,623
Semiconductors and Semiconductor Equipment — 0.2%
Amkor Technology, Inc., 6.625%, 9/15/27(1)	841,000	845,860
ams-OSRAM AG, 12.25%, 3/30/29(1)	450,000	452,621
ON Semiconductor Corp., 3.875%, 9/1/28(1)	2,625,000	2,414,354
Synaptics, Inc., 4.00%, 6/15/29(1)	1,350,000	1,216,314
		4,929,149
Software — 2.2%
Alteryx, Inc., 8.75%, 3/15/28(1)	975,000	1,008,754
Boxer Parent Co., Inc., 7.125%, 10/2/25(1)	675,000	676,126
Camelot Finance SA, 4.50%, 11/1/26(1)	1,750,000	1,688,079
Castle U.S. Holding Corp., 9.50%, 2/15/28(1)	2,375,000	1,184,614
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., 8.00%, 6/15/29(1)	575,000	596,563
Cloud Software Group, Inc., 6.50%, 3/31/29(1)	6,100,000	5,793,728
Cloud Software Group, Inc., 9.00%, 9/30/29(1)	8,700,000	8,352,628
Consensus Cloud Solutions, Inc., 6.50%, 10/15/28(1)	825,000	734,357
Elastic NV, 4.125%, 7/15/29(1)	1,400,000	1,261,231
Gen Digital, Inc., 6.75%, 9/30/27(1)	1,425,000	1,446,760
Gen Digital, Inc., 7.125%, 9/30/30(1)	2,325,000	2,390,958
GoTo Group, Inc., 5.50%, 5/1/28(1)	1,250,480	845,663
GoTo Group, Inc., 5.50%, 5/1/28(1)	905,520	786,671
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL, 4.625%, 5/1/28(1)	1,200,000	1,077,948
McAfee Corp., 7.375%, 2/15/30(1)	1,275,000	1,170,630
MicroStrategy, Inc., 6.125%, 6/15/28(1)	875,000	845,122
Open Text Corp., 6.90%, 12/1/27(1)	950,000	983,051
Open Text Corp., 3.875%, 2/15/28(1)	1,925,000	1,784,192
Open Text Corp., 3.875%, 12/1/29(1)	2,425,000	2,163,125
Open Text Holdings, Inc., 4.125%, 2/15/30(1)	2,100,000	1,882,798
Open Text Holdings, Inc., 4.125%, 12/1/31(1)	3,575,000	3,140,409
Rocket Software, Inc., 6.50%, 2/15/29(1)	525,000	450,297
SS&C Technologies, Inc., 5.50%, 9/30/27(1)	4,020,000	3,933,982
UKG, Inc., 6.875%, 2/1/31(1)	3,025,000	3,083,857
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 9/1/25(1)	1,925,000	1,766,857
		49,048,400
Specialized REITs — 0.9%
Iron Mountain, Inc., 4.875%, 9/15/27(1)	350,000	338,676
Iron Mountain, Inc., 5.25%, 3/15/28(1)	2,225,000	2,154,562
Iron Mountain, Inc., 5.00%, 7/15/28(1)	650,000	622,548
Iron Mountain, Inc., 4.875%, 9/15/29(1)	200,000	187,796
Iron Mountain, Inc., 5.25%, 7/15/30(1)	4,825,000	4,569,626
Iron Mountain, Inc., 4.50%, 2/15/31(1)	3,550,000	3,206,547
Iron Mountain, Inc., 5.625%, 7/15/32(1)	175,000	165,460

	Principal Amount/Shares	Value
SBA Communications Corp., 3.875%, 2/15/27	$1,025,000	$975,521
VICI Properties LP/VICI Note Co., Inc., 4.25%, 12/1/26(1)	783,000	753,377
VICI Properties LP/VICI Note Co., Inc., 3.75%, 2/15/27(1)	1,325,000	1,256,625
VICI Properties LP/VICI Note Co., Inc., 4.50%, 1/15/28(1)	1,100,000	1,056,652
VICI Properties LP/VICI Note Co., Inc., 4.625%, 12/1/29(1)	1,825,000	1,727,088
VICI Properties LP/VICI Note Co., Inc., 4.125%, 8/15/30(1)	2,250,000	2,047,345
		19,061,823
Specialty Retail — 3.0%
Abercrombie & Fitch Management Co., 8.75%, 7/15/25(1)	1,100,000	1,114,264
Arko Corp., 5.125%, 11/15/29(1)	375,000	310,779
Asbury Automotive Group, Inc., 4.50%, 3/1/28	745,000	709,997
Asbury Automotive Group, Inc., 4.625%, 11/15/29(1)	825,000	762,177
Asbury Automotive Group, Inc., 4.75%, 3/1/30	425,000	391,800
Asbury Automotive Group, Inc., 5.00%, 2/15/32(1)	400,000	362,717
Bath & Body Works, Inc., 9.375%, 7/1/25(1)	303,000	316,388
Bath & Body Works, Inc., 5.25%, 2/1/28	50,000	49,005
Bath & Body Works, Inc., 6.625%, 10/1/30(1)	3,000,000	3,067,347
Bath & Body Works, Inc., 6.875%, 11/1/35	145,000	148,383
Bath & Body Works, Inc., 6.75%, 7/1/36	3,775,000	3,815,812
BCPE Ulysses Intermediate, Inc., 7.75% Cash or 8.50% PIK, 4/1/27(1)	1,175,000	1,164,597
Carvana Co., 13.00% PIK, 6/1/30(1)	1,100,000	1,073,759
Carvana Co., 14.00% PIK, 6/1/31(1)	675,000	679,085
Evergreen Acqco 1 LP/TVI, Inc., 9.75%, 4/26/28(1)	466,000	501,350
Ferrellgas LP/Ferrellgas Finance Corp., 5.375%, 4/1/26(1)	3,425,000	3,353,616
Ferrellgas LP/Ferrellgas Finance Corp., 5.875%, 4/1/29(1)	3,500,000	3,336,779
Gap, Inc., 3.625%, 10/1/29(1)	1,200,000	1,052,356
Global Auto Holdings Ltd./AAG FH U.K. Ltd., 8.375%, 1/15/29(1)	2,400,000	2,347,476
Global Auto Holdings Ltd./AAG FH U.K. Ltd., 8.75%, 1/15/32(1)	2,200,000	2,130,821
Ken Garff Automotive LLC, 4.875%, 9/15/28(1)	800,000	740,733
LBM Acquisition LLC, 6.25%, 1/15/29(1)	1,600,000	1,501,708
Lithia Motors, Inc., 4.625%, 12/15/27(1)	2,275,000	2,186,659
Lithia Motors, Inc., 3.875%, 6/1/29(1)	3,250,000	2,932,016
LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 2/15/26(1)	2,425,000	2,405,301
Michaels Cos., Inc., 5.25%, 5/1/28(1)	425,000	362,521
Michaels Cos., Inc., 7.875%, 5/1/29(1)	325,000	244,138
Murphy Oil USA, Inc., 5.625%, 5/1/27	150,000	148,718
Murphy Oil USA, Inc., 4.75%, 9/15/29	1,425,000	1,352,621
Murphy Oil USA, Inc., 3.75%, 2/15/31(1)	825,000	721,255
Park River Holdings, Inc., 5.625%, 2/1/29(1)	600,000	510,819
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28(1)	1,950,000	1,827,560
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/29(1)	1,100,000	1,071,765
Sally Holdings LLC/Sally Capital, Inc., 6.75%, 3/1/32	700,000	695,115
Sonic Automotive, Inc., 4.625%, 11/15/29(1)	1,370,000	1,229,905
Sonic Automotive, Inc., 4.875%, 11/15/31(1)	1,850,000	1,620,912
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.375%, 9/30/26(1)	1,850,000	1,839,338
SRS Distribution, Inc., 4.625%, 7/1/28(1)	1,025,000	1,033,539
SRS Distribution, Inc., 6.00%, 12/1/29(1)	750,000	766,940
Staples, Inc., 7.50%, 4/15/26(1)	5,805,000	5,671,118
Staples, Inc., 10.75%, 4/15/27(1)	2,950,000	2,806,805

	Principal Amount/Shares	Value
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 6/1/31(1)	$1,475,000	$1,345,839
Superior Plus LP/Superior General Partner, Inc., 4.50%, 3/15/29(1)	1,350,000	1,249,274
Victoria's Secret & Co., 4.625%, 7/15/29(1)	650,000	534,036
White Cap Buyer LLC, 6.875%, 10/15/28(1)	1,350,000	1,325,711
White Cap Parent LLC, 8.25% Cash or 9.00% PIK, 3/15/26(1)	1,608,000	1,607,835
		64,420,689
Technology Hardware, Storage and Peripherals — 0.8%
NCR Atleos Corp., 9.50%, 4/1/29(1)	3,400,000	3,640,156
NCR Voyix Corp., 5.00%, 10/1/28(1)	1,350,000	1,259,904
NCR Voyix Corp., 5.125%, 4/15/29(1)	3,875,000	3,598,356
NCR Voyix Corp., 5.25%, 10/1/30(1)	700,000	634,027
Seagate HDD Cayman, 4.09%, 6/1/29	450,000	415,562
Seagate HDD Cayman, 4.125%, 1/15/31	3,185,000	2,824,489
Seagate HDD Cayman, 9.625%, 12/1/32	2,647,275	3,019,000
Western Digital Corp., 4.75%, 2/15/26	625,000	611,015
Xerox Holdings Corp., 5.00%, 8/15/25(1)	593,000	585,659
Xerox Holdings Corp., 5.50%, 8/15/28(1)	875,000	797,558
Xerox Holdings Corp., 8.875%, 11/30/29(1)	550,000	560,759
		17,946,485
Textiles, Apparel and Luxury Goods — 0.2%
Crocs, Inc., 4.25%, 3/15/29(1)	1,225,000	1,121,031
Crocs, Inc., 4.125%, 8/15/31(1)	2,000,000	1,734,762
Eagle Intermediate Global Holding BV/Eagle U.S. Finance LLC, 7.50%, 5/1/25(1)	900,000	571,942
Hanesbrands, Inc., 9.00%, 2/15/31(1)	825,000	848,302
Kontoor Brands, Inc., 4.125%, 11/15/29(1)	1,000,000	898,456
		5,174,493
Trading Companies and Distributors — 0.7%
Alta Equipment Group, Inc., 5.625%, 4/15/26(1)	775,000	759,593
Beacon Roofing Supply, Inc., 4.50%, 11/15/26(1)	1,675,000	1,628,823
Beacon Roofing Supply, Inc., 4.125%, 5/15/29(1)	2,100,000	1,906,862
Beacon Roofing Supply, Inc., 6.50%, 8/1/30(1)	2,875,000	2,919,841
Fly Leasing Ltd., 7.00%, 10/15/24(1)	1,500,000	1,494,885
Fortress Transportation & Infrastructure Investors LLC, 6.50%, 10/1/25(1)	1,352,000	1,351,016
Fortress Transportation & Infrastructure Investors LLC, 9.75%, 8/1/27(1)	1,600,000	1,658,213
Fortress Transportation & Infrastructure Investors LLC, 5.50%, 5/1/28(1)	1,625,000	1,576,249
Fortress Transportation & Infrastructure Investors LLC, 7.875%, 12/1/30(1)	350,000	367,903
Foundation Building Materials, Inc., 6.00%, 3/1/29(1)	1,400,000	1,288,879
		14,952,264
Transportation Infrastructure — 0.1%
First Student Bidco, Inc./First Transit Parent, Inc., 4.00%, 7/31/29(1)	475,000	421,453
Seaspan Corp., 5.50%, 8/1/29(1)	2,750,000	2,401,868
		2,823,321
Water Utilities — 0.1%
Solaris Midstream Holdings LLC, 7.625%, 4/1/26(1)	1,500,000	1,517,781
Wireless Telecommunication Services — 0.4%
Digicel Group Holdings Ltd., Series 1A14, 0.00%, 12/31/30(1)(6)	257,601	128,801

	Principal Amount/Shares	Value
Digicel Group Holdings Ltd., Series 1B14, 0.00%, 12/31/30(1)(6)	$777,613	$38,881
Digicel Group Holdings Ltd., Series 3A14, 0.00%, 12/31/30(1)(6)	1,810	905
Digicel Group Holdings Ltd., Series 3B14, 0.00%, 12/31/30(1)(6)	175,635	1,756
Sprint LLC, 7.625%, 3/1/26	450,000	465,209
T-Mobile USA, Inc., 2.625%, 2/15/29	225,000	201,561
Vmed O2 U.K. Financing I PLC, 4.25%, 1/31/31(1)	3,150,000	2,669,946
Vmed O2 U.K. Financing I PLC, 4.75%, 7/15/31(1)	2,800,000	2,416,006
Vodafone Group PLC, VRN, 7.00%, 4/4/79	2,225,000	2,298,536
		8,221,601
TOTAL CORPORATE BONDS (Cost $2,136,470,668)		2,053,327,031
PREFERRED STOCKS — 1.4%
Banks — 0.6%
Bank of America Corp., 5.125%	974,000	977,330
Bank of America Corp., 5.875%	50,000	49,298
Bank of America Corp., 6.25%	1,250,000	1,254,547
Bank of America Corp., 6.30%	25,000	25,147
Barclays PLC, 6.125%	200,000	193,276
Barclays PLC, 8.00%	845,000	844,897
Barclays PLC, 8.00%	475,000	475,209
Barclays PLC, 9.625%	1,000,000	1,062,902
Citigroup, Inc., 4.00%	750,000	720,935
Citigroup, Inc., 4.70%	2,525,000	2,469,431
Citigroup, Inc., 6.25%	600,000	603,041
JPMorgan Chase & Co., 4.60%	2,050,000	2,020,508
JPMorgan Chase & Co., 6.10%	725,000	725,745
JPMorgan Chase & Co., 6.125%	1,025,000	1,024,498
NatWest Group PLC, 8.00%	550,000	553,398
		13,000,162
Capital Markets — 0.1%
Goldman Sachs Group, Inc., 4.95%	1,750,000	1,725,457
Construction Materials — 0.0%
Cemex SAB de CV, 5.125%(1)	725,000	701,135
Consumer Finance — 0.1%
Ally Financial, Inc., 4.70%	1,700,000	1,462,783
Electric Utilities — 0.1%
Electricite de France SA, 9.125%(1)	1,200,000	1,325,022
NRG Energy, Inc., 10.25%(1)	2,025,000	2,174,137
		3,499,159
Independent Power and Renewable Electricity Producers — 0.2%
Vistra Corp., 7.00%(1)	2,910,000	2,884,220
Vistra Corp., 8.00%(1)	1,600,000	1,638,867
		4,523,087
Oil, Gas and Consumable Fuels — 0.3%
Energy Transfer LP, 9.60%	600,000	598,198
Global Partners LP, 9.50%	23,873	625,671
Plains All American Pipeline LP, 9.68%	4,650,000	4,643,846
		5,867,715
TOTAL PREFERRED STOCKS (Cost $29,449,638)		30,779,498

	Principal Amount/Shares	Value
BANK LOAN OBLIGATIONS(7) — 1.1%
Aerospace and Defense — 0.0%
TransDigm, Inc., 2023 Term Loan J, 8.60%, (1-month SOFR plus 3.25%), 2/28/31	$423,938	$426,492
Building Products — 0.0%
MIWD Holdco II LLC, 2024 Term Loan B2, 3/21/31(8)	775,000	779,604
Commercial Services and Supplies — 0.0%
GTCR W Merger Sub LLC, USD Term Loan B, 8.31%, (1-month SOFR plus 3.00%), 1/31/31	725,000	728,476
Diversified Telecommunication Services — 0.1%
Consolidated Communications, Inc., 2021 Term Loan B, 8.94%, (1-month SOFR plus 3.50%), 10/2/27	1,925,000	1,831,888
Entertainment — 0.2%
Allen Media LLC, 2021 Term Loan B, 10.96%, (3-month SOFR plus 5.50%), 2/10/27	832,664	729,880
Delta 2 (LUX) S.a.r.l., 2022 Term Loan B, 7.56%, (3-month SOFR plus 2.25%), 1/15/30	450,000	451,012
Scientific Games Holdings LP, 2022 USD Term Loan B, 8.58%, (3-month SOFR plus 3.25%), 4/4/29	1,920,750	1,922,604
		3,103,496
Food Products — 0.2%
Northeast Grocery, Inc., Term Loan B, 12.83%, (3-month SOFR plus 7.50%), 12/13/28	4,125,000	4,130,156
Health Care Equipment and Supplies — 0.0%
Avantor Funding, Inc., 2021 Term Loan B5, 7.68%, (1-month SOFR plus 2.25%), 11/8/27	393,199	394,249
Hotels, Restaurants and Leisure — 0.0%
UFC Holdings LLC, 2021 Term Loan B, 8.34%, (3-month SOFR plus 2.75%), 4/29/26	732,893	734,828
Machinery — 0.1%
Titan Acquisition Ltd., 2024 Term Loan B, 2/1/29(8)	1,025,000	1,028,951
Media — 0.2%
Clear Channel Outdoor Holdings, Inc., 2024 CCIBV Fixed Term Loan, 7.50%, 8/12/27	3,475,000	3,466,313
DirecTV Financing, LLC, 2024 Term Loan, 10.69%, (1-month SOFR plus 5.25%), 8/2/29	531,200	531,654
Univision Communications, Inc., 2022 First Lien Term Loan B, 9.56%, (3-month SOFR plus 4.25%), 6/24/29	73,688	73,936
		4,071,903
Passenger Airlines — 0.2%
WestJet Loyalty LP, Term Loan B, 9.06%, (3-month SOFR plus 3.75%), 2/14/31	3,100,000	3,103,875
Pharmaceuticals — 0.0%
Mallinckrodt International Finance S.A., 2023 First Out Term Loan, 12.83%, (1-month SOFR plus 7.50%), 11/14/28	188,102	210,345
Software — 0.1%
Cloud Software Group, Inc., 2022 USD Term Loan A, 9.91%, (3-month SOFR plus 4.50%), 9/29/28	1,260,699	1,257,283
Specialty Retail — 0.0%
Staples, Inc., 7 Year Term Loan, 10.44%, (1-month LIBOR plus 5.00%), 4/16/26	899,819	892,661
Technology Hardware, Storage and Peripherals — 0.0%
Diebold Nixdorf, Inc., 2023 Exit Term Loan, 12.82%, (1-month SOFR plus 7.50%), 8/11/28	737,675	772,346
TOTAL BANK LOAN OBLIGATIONS (Cost $23,243,074)		23,466,553

	Principal Amount/Shares	Value
COMMON STOCKS — 0.4%
Building Products — 0.0%
Hardwood Holdings LLC (Acquired 4/27/21, Cost $12,630)(4)(9)	1,684	$80,832
Chemicals — 0.0%
Cornerstone Chemical Co. (Acquired 1/11/24, Cost $54,814)(4)(9)	15,661	16,601
Diversified Telecommunication Services — 0.1%
Intelsat SA	32,375	870,078
Energy Equipment and Services — 0.1%
Nine Energy Service, Inc.(4)	9,875	22,120
Parker Drilling Co.(4)	11,530	103,770
Superior Energy Services (Acquired 2/16/21, Cost $1,458,432)(9)	26,494	2,086,402
		2,212,292
Gas Utilities — 0.0%
Ferrellgas Partners LP, Class B	364	81,718
Health Care Providers and Services — 0.0%
Air Methods Corp. (Acquired 2/20/24, Cost $26,325)(4)(9)	1,080	28,080
IT Services — 0.2%
Carnelian Point Holdings LP(4)	2,222	3,374,040
Machinery — 0.0%
UC Holdings, Inc. (Acquired 9/21/15 - 4/1/23, Cost $115,380)(4)(9)	11,932	46,236
Media — 0.0%
Tpc Holdings, Inc., A Shares (Acquired 11/16/22, Cost $97,580)(4)(9)	7,517	211,416
Metals and Mining — 0.0%
Petra Diamonds Ltd.(4)	108,200	55,238
Oil, Gas and Consumable Fuels — 0.0%
Sabine Oil & Gas Holdings, Inc.(4)	13	—
Warren Resources, Inc.(4)	960	—
		—
Pharmaceuticals — 0.0%
Mallinckrodt PLC (Acquired 12/1/23, Cost $329,954)(4)(9)	8,683	385,308
Technology Hardware, Storage and Peripherals — 0.0%
Diebold Nixdorf, Inc.(4)	16,056	552,969
TOTAL COMMON STOCKS (Cost $11,323,152)		7,914,808
CONVERTIBLE BONDS — 0.1%
Capital Markets — 0.0%
Coinbase Global, Inc., 0.50%, 6/1/26	$450,000	494,680
IT Services — 0.1%
Carnelian Holdings LP, 5.00% PIK, 6/30/28	253,436	2,786,376
TOTAL CONVERTIBLE BONDS (Cost $2,744,583)		3,281,056
ESCROW INTERESTS(10) — 0.0%
Banks — 0.0%
Washington Mutual, Inc.(4)	250,000	3,125
Electric Utilities — 0.0%
GenOn Energy, Inc.(4)	450,000	—
RRI Energy, Inc.(4)	75,000	—
		—
Energy Equipment and Services — 0.0%
Basic Energy Services, Inc.(4)	275,000	2,750

	Principal Amount/Shares	Value
Ground Transportation — 0.0%
Hertz Corp.(4)	1,075,000	$107,500
Oil, Gas and Consumable Fuels — 0.0%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.(4)	950,000	5,700
Sanchez Energy Corp.(4)	3,990,000	239,400
Sanchez Energy Corp.(4)	2,225,000	133,500
		378,600
Paper and Forest Products — 0.0%
Appvion(4)	200,000	—
TOTAL ESCROW INTERESTS (Cost $5,364,253)		491,975
WARRANTS — 0.0%
Diversified Telecommunication Services — 0.0%
Intelsat SA(4)	6	3
Health Care Providers and Services — 0.0%
Air Methods Corp.(4)	6,000	3,720
Air Methods Corp.(4)	2,842	710
		4,430
Oil, Gas and Consumable Fuels — 0.0%
California Resources Corp.(4)	66	1,291
TOTAL WARRANTS (Cost $1,005,226)		5,724
SHORT-TERM INVESTMENTS — 1.6%
Money Market Funds — 1.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $34,218,638)	34,218,638	34,218,638
TOTAL INVESTMENT SECURITIES — 98.9% (Cost $2,243,819,232)		2,153,485,283
OTHER ASSETS AND LIABILITIES — 1.1%		24,723,346
TOTAL NET ASSETS — 100.0%		$2,178,208,629

NOTES TO SCHEDULE OF INVESTMENTS
LIBOR	–	London Interbank Offered Rate
PIK	–	Payment in Kind. Security may elect to pay a cash rate and/or an in kind rate.
SOFR	–	Secured Overnight Financing Rate
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $1,694,139,619, which represented 77.8% of total net assets.
(2)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(3)Security is in default.
(4)Non-income producing.
(5)Maturity is in default.
(6)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.
(7)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(8)The interest rate will be determined upon settlement of the bank loan obligation after period end.
(9)Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $2,854,875, which represented 0.1% of total net assets.
(10)Escrow interests represent beneficial interests in bankruptcy reorganizations or liquidation proceedings and may be subject to resale, redemption, or transferability restrictions. The amount and timing of future payments, if any, cannot be predicted with certainty.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2024
Assets
Investment securities, at value (cost of $2,243,819,232)	$2,153,485,283
Cash	1,741,056
Receivable for investments sold	5,675,300
Receivable for capital shares sold	3,405,523
Interest and dividends receivable	39,121,402
2,203,428,564

Liabilities
Payable for investments purchased	17,390,004
Payable for capital shares redeemed	6,551,195
Accrued management fees	592,306
Distribution and service fees payable	1,263
Dividends payable	685,167
25,219,935

Net Assets	$2,178,208,629

Net Assets Consist of:
Capital paid in	$2,375,380,358
Distributable earnings (loss)	(197,171,729)
$2,178,208,629

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$134,074,670	15,633,981	$8.58
I Class	$467,869,425	54,581,567	$8.57
Y Class	$323,732,534	37,773,697	$8.57
A Class	$6,176,588	720,224	$8.58
R5 Class	$201,313	23,482	$8.57
R6 Class	$184,160,434	21,496,145	$8.57
G Class	$1,061,993,665	123,899,644	$8.57
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $8.98 (net asset value divided by 0.955). A contingent deferred sales charge may be imposed on redemptions of A Class.

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2024
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $84,000)	$146,279,579
Dividends	589,987
146,869,566

Expenses:
Management fees	11,767,229
Distribution and service fees - A Class	12,895
Trustees' fees and expenses	154,194
11,934,318
Fees waived - G Class	(5,442,302)
6,492,016

Net investment income (loss)	140,377,550

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(27,063,135)
Foreign currency translation transactions	(8,439)
(27,071,574)

Change in net unrealized appreciation (depreciation) on investments	108,579,346

Net realized and unrealized gain (loss)	81,507,772

Net Increase (Decrease) in Net Assets Resulting from Operations	$221,885,322
See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2024 AND MARCH 31, 2023
Increase (Decrease) in Net Assets	March 31, 2024	March 31, 2023
Operations
Net investment income (loss)	$140,377,550	$109,715,986
Net realized gain (loss)	(27,071,574)	(51,205,995)
Change in net unrealized appreciation (depreciation)	108,579,346	(90,874,088)
Net increase (decrease) in net assets resulting from operations	221,885,322	(32,364,097)

Distributions to Shareholders
From earnings:
Investor Class	(7,832,370)	(7,094,687)
I Class	(27,823,594)	(17,626,474)
Y Class	(15,371,096)	(19,715,121)
A Class	(317,123)	(291,752)
R5 Class	(12,511)	(10,585)
R6 Class	(13,958,205)	(14,804,778)
G Class	(74,267,340)	(54,494,228)
Decrease in net assets from distributions	(139,582,239)	(114,037,625)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	139,138,721	1,209,634,606

Net increase (decrease) in net assets	221,441,804	1,063,232,884

Net Assets
Beginning of period	1,956,766,825	893,533,941
End of period	$2,178,208,629	$1,956,766,825

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2024

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek current yield and capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge and may be subject to a contingent deferred sales charge. Sale of the G Class commenced on May 19, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, bank loan obligations and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Foreign Currency Translations — All assets and liabilities, including investment securities and other financial instruments, initially expressed in foreign currencies are translated into U.S. dollars each day at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. For convertible bonds, the premiums attributable only to the debt instrument are amortized. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM has engaged Nomura Corporate Research and Asset Management Inc. (NCRAM) to serve as a subadvisor for the fund and to manage the fund’s assets. NCRAM is responsible for the day-to-day management of the fund, subject to the general supervision of the Board of Trustees and the investment advisor and in accordance with the investment objective, policies and restrictions of the fund. ACIM pays all costs associated with retaining NCRAM as the subadvisor of the fund. A subsidiary of NCRAM’s parent company indirectly owns a non-controlling equity interest in ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 25% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.  The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	R5 Class	R6 Class	G Class
0.775%	0.675%	0.575%	0.775%	0.575%	0.525%	0.000%(1)
(1)Effective annual management fee before waiver was 0.525%.

Distribution and Service Fees — The Board of Trustees has adopted a Master Distribution and Individual Shareholder Services Plan (the plan) for the A Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the A Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the period ended March 31, 2024 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2024 were $681,948,150 and $557,310,024, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2024		Year ended March 31, 2023(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	12,872,205	$108,019,000	7,263,408	$59,053,505
Issued in connection with reorganization (Note 9)	—	—	9,811,652	85,242,558
Issued in reinvestment of distributions	905,722	7,550,889	834,595	6,842,606
Redeemed	(12,334,917)	(103,202,225)	(10,370,806)	(85,005,102)
	1,443,010	12,367,664	7,538,849	66,133,567
I Class
Sold	22,563,791	187,374,874	50,187,897	416,530,541
Issued in reinvestment of distributions	3,277,919	27,328,912	2,143,221	17,556,964
Redeemed	(12,556,174)	(104,245,215)	(32,635,794)	(267,487,502)
	13,285,536	110,458,571	19,695,324	166,600,003
Y Class
Sold	24,628,694	202,591,262	12,853,239	106,904,217
Issued in reinvestment of distributions	1,004,502	8,445,037	1,136,636	9,378,711
Redeemed	(13,129,241)	(108,184,550)	(34,881,298)	(284,831,035)
	12,503,955	102,851,749	(20,891,423)	(168,548,107)
A Class
Sold	229,243	1,913,443	208,316	1,741,659
Issued in reinvestment of distributions	30,013	250,444	29,296	241,685
Redeemed	(128,532)	(1,064,982)	(313,584)	(2,715,138)
	130,724	1,098,905	(75,972)	(731,794)
R5 Class
Sold	6,189	50,923	2,164	17,860
Issued in reinvestment of distributions	1,501	12,511	1,284	10,585
Redeemed	(5,485)	(45,068)	(313)	(2,558)
	2,205	18,366	3,135	25,887
R6 Class
Sold	7,197,057	59,878,157	10,874,881	90,464,936
Issued in reinvestment of distributions	1,675,658	13,936,707	1,798,500	14,800,628
Redeemed	(19,778,871)	(164,956,721)	(3,101,112)	(25,618,355)
	(10,906,156)	(91,141,857)	9,572,269	79,647,209
G Class
Sold	7,901,264	65,987,650	12,897,141	105,777,478
Issued in connection with reorganization (Note 9)	—	—	111,810,857	971,606,241
Issued in reinvestment of distributions	8,911,061	74,267,336	6,680,368	54,493,544
Redeemed	(16,384,080)	(136,769,663)	(7,916,967)	(65,369,422)
	428,245	3,485,323	123,471,399	1,066,507,841
Net increase (decrease)	16,887,519	$139,138,721	139,313,581	$1,209,634,606
(1)May 19, 2022 (commencement of sale) through March 31, 2023 for the G Class.

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$2,053,327,031	—
Preferred Stocks	$625,671	30,153,827	—
Bank Loan Obligations	—	23,466,553	—
Common Stocks	656,807	7,258,001	—
Convertible Bonds	—	3,281,056	—
Escrow Interests	—	491,975	—
Warrants	1,291	4,433	—
Short-Term Investments	34,218,638	—	—
	$35,502,407	$2,117,982,876	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests primarily in high-yield and lower-quality debt securities, which are subject to substantial risks including liquidity risk and credit risk.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distributions Paid From
Ordinary income	$139,582,239	$112,494,589
Long-term capital gains	—	$1,543,036

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,248,389,142
Gross tax appreciation of investments	$41,845,321
Gross tax depreciation of investments	(136,749,180)
Net tax appreciation (depreciation) of investments	$(94,903,859)
Other book-to-tax adjustments	$(232,883)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(8,421,708)
Accumulated long-term capital losses	$(93,613,279)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Due to a shift in ownership of the fund, future capital loss carryover utilization in any given year is subject to Internal Revenue Code limitations. Any remaining accumulated gains after application of this limitation will be distributed to shareholders.

9. Reorganization

On December 16, 2021, the Board of Trustees approved an agreement and plan of reorganization (the reorganization), whereby the net assets of NT High Income Fund, one fund in a series issued by the trust, were transferred to High Income Fund in exchange for shares of High Income Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of High Income Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on May 27, 2022.

The reorganization was accomplished by a tax-free exchange of shares. On May 27, 2022, NT High Income Fund exchanged its shares for shares of High Income Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
NT High Income Fund -Investor Class	9,547,957	High Income Fund - Investor Class	9,811,652
NT High Income Fund - G Class	108,805,862	High Income Fund - G Class	111,810,857

The net assets of NT High Income Fund and High Income Fund immediately before the reorganization were $1,056,848,799 and $796,025,363, respectively. NT High Income Fund's unrealized depreciation of $(82,568,854) was combined with that of High Income Fund. Immediately after the reorganization, the combined net assets were $1,852,874,162.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2024	$8.25	0.54	0.33	0.87	(0.54)	—	(0.54)	$8.58	10.76%	0.79%	0.79%	6.44%	6.44%	28%	$134,075
2023	$9.13	0.49	(0.85)	(0.36)	(0.50)	(0.02)	(0.52)	$8.25	(3.76)%	0.78%	0.78%	6.02%	6.02%	31%	$117,101
2022	$9.71	0.47	(0.47)	—	(0.48)	(0.10)	(0.58)	$9.13	(0.19)%	0.78%	0.78%	4.84%	4.84%	49%	$60,727
2021	$8.15	0.48	1.57	2.05	(0.49)	—	(0.49)	$9.71	25.69%	0.78%	0.78%	5.21%	5.21%	52%	$40,746
2020	$9.32	0.48	(1.16)	(0.68)	(0.49)	—	(0.49)	$8.15	(7.76)%	0.78%	0.78%	5.14%	5.14%	55%	$16,377
I Class
2024	$8.25	0.54	0.32	0.86	(0.54)	—	(0.54)	$8.57	10.86%	0.69%	0.69%	6.54%	6.54%	28%	$467,869
2023	$9.12	0.51	(0.85)	(0.34)	(0.51)	(0.02)	(0.53)	$8.25	(3.56)%	0.68%	0.68%	6.12%	6.12%	31%	$340,613
2022	$9.70	0.48	(0.47)	0.01	(0.49)	(0.10)	(0.59)	$9.12	(0.10)%	0.68%	0.68%	4.94%	4.94%	49%	$197,087
2021	$8.15	0.49	1.56	2.05	(0.50)	—	(0.50)	$9.70	25.68%	0.68%	0.68%	5.31%	5.31%	52%	$127,684
2020	$9.32	0.48	(1.15)	(0.67)	(0.50)	—	(0.50)	$8.15	(7.66)%	0.68%	0.68%	5.24%	5.24%	55%	$54,346

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2024	$8.25	0.55	0.32	0.87	(0.55)	—	(0.55)	$8.57	10.97%	0.59%	0.59%	6.64%	6.64%	28%	$323,733
2023	$9.13	0.51	(0.85)	(0.34)	(0.52)	(0.02)	(0.54)	$8.25	(3.57)%	0.58%	0.58%	6.22%	6.22%	31%	$208,457
2022	$9.70	0.49	(0.46)	0.03	(0.50)	(0.10)	(0.60)	$9.13	0.11%	0.58%	0.58%	5.04%	5.04%	49%	$421,257
2021	$8.15	0.50	1.56	2.06	(0.51)	—	(0.51)	$9.70	25.81%	0.58%	0.58%	5.41%	5.41%	52%	$615,479
2020	$9.32	0.49	(1.15)	(0.66)	(0.51)	—	(0.51)	$8.15	(7.57)%	0.58%	0.58%	5.34%	5.34%	55%	$291,873
A Class
2024	$8.25	0.52	0.32	0.84	(0.51)	—	(0.51)	$8.58	10.48%	1.04%	1.04%	6.19%	6.19%	28%	$6,177
2023	$9.13	0.47	(0.85)	(0.38)	(0.48)	(0.02)	(0.50)	$8.25	(4.00)%	1.03%	1.03%	5.77%	5.77%	31%	$4,865
2022	$9.71	0.45	(0.47)	(0.02)	(0.46)	(0.10)	(0.56)	$9.13	(0.44)%	1.03%	1.03%	4.59%	4.59%	49%	$6,075
2021	$8.15	0.46	1.57	2.03	(0.47)	—	(0.47)	$9.71	25.38%	1.03%	1.03%	4.96%	4.96%	52%	$4,761
2020	$9.32	0.45	(1.15)	(0.70)	(0.47)	—	(0.47)	$8.15	(7.99)%	1.03%	1.03%	4.89%	4.89%	55%	$2,793
R5 Class
2024	$8.25	0.55	0.32	0.87	(0.55)	—	(0.55)	$8.57	10.97%	0.59%	0.59%	6.64%	6.64%	28%	$201
2023	$9.13	0.51	(0.85)	(0.34)	(0.52)	(0.02)	(0.54)	$8.25	(3.57)%	0.58%	0.58%	6.22%	6.22%	31%	$176
2022	$9.70	0.49	(0.46)	0.03	(0.50)	(0.10)	(0.60)	$9.13	0.12%	0.58%	0.58%	5.04%	5.04%	49%	$166
2021	$8.15	0.50	1.56	2.06	(0.51)	—	(0.51)	$9.70	25.81%	0.58%	0.58%	5.41%	5.41%	52%	$142
2020	$9.32	0.50	(1.16)	(0.66)	(0.51)	—	(0.51)	$8.15	(7.56)%	0.58%	0.58%	5.34%	5.34%	55%	$106

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2024	$8.25	0.55	0.33	0.88	(0.56)	—	(0.56)	$8.57	10.89%	0.54%	0.54%	6.69%	6.69%	28%	$184,160
2023	$9.12	0.52	(0.84)	(0.32)	(0.53)	(0.02)	(0.55)	$8.25	(3.41)%	0.53%	0.53%	6.27%	6.27%	31%	$267,183
2022	$9.70	0.49	(0.47)	0.02	(0.50)	(0.10)	(0.60)	$9.12	0.05%	0.53%	0.53%	5.09%	5.09%	49%	$208,223
2021	$8.14	0.50	1.58	2.08	(0.52)	—	(0.52)	$9.70	25.87%	0.53%	0.53%	5.46%	5.46%	52%	$282,349
2020	$9.32	0.50	(1.16)	(0.66)	(0.52)	—	(0.52)	$8.14	(7.53)%	0.53%	0.53%	5.39%	5.39%	55%	$105,526
G Class
2024	$8.25	0.60	0.32	0.92	(0.60)	—	(0.60)	$8.57	11.61%	0.01%	0.54%	7.22%	6.69%	28%	$1,061,994
2023(3)	$8.41	0.48	(0.12)	0.36	(0.50)	(0.02)	(0.52)	$8.25	4.39%	0.00%	0.53%	6.82%	6.29%	31%(4)	$1,018,372

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)May 19, 2022 (commencement of sale) through March 31, 2023.
(4)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2023.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the High Income Fund and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Income Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for the three years in the period ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2024

We have served as the auditor of one or more American Century investment companies since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	31	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	86	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Retired; Chief Financial Officer, EMPIRE (digital media distribution) (2023); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	31	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	31	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	31	None
John M. Loder (1958)	Trustee	Since 2024	Retired; Lawyer, Ropes & Gray LLP (1984 to 2023)	31	None
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2023 through December 31, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2024.

For corporate taxpayers, the fund hereby designates $395,666, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2024 as qualified for the corporate dividends received deduction.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93333 2405

Annual Report

March 31, 2024

High-Yield Fund
Investor Class (ABHIX)
I Class (AHYHX)
Y Class (AHYLX)
A Class (AHYVX)
C Class (AHDCX)
R Class (AHYRX)
R5 Class (ACYIX)
R6 Class (AHYDX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending March 31, 2024. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Surged While Bonds Delivered Modest Gains

Soaring U.S. Treasury yields weighed on bond returns for the first six months of the reporting period. Meanwhile, inflation slowed but remained well above the Federal Reserve’s (Fed’s) target, lending conditions tightened, and recession risk rose. This fueled expectations for a shift in Fed policy, which, along with better-than-expected earnings, helped U.S. stocks deliver modest gains.

The Fed lifted rates in May, paused in June and hiked again in July to a range of 5.25% to 5.5%, a 22-year high. The Fed left rates unchanged in September but warned that persistent above-target inflation may require more tightening. This news pushed Treasury yields to multiyear highs in October and sent stocks tumbling. By November, inflation showed signs of moderating, and the Fed held rates steady again, reviving investor enthusiasm. Then, in December, Fed policymakers expressed more confidence about the inflation outlook and forecasted three rate cuts for 2024. Against this backdrop, recession fears eased, Treasury yields declined, and stocks and bonds ended 2023 on a strong note.
Despite the Fed’s continued pause, yields reversed course again in early 2024 amid a steady stream of better-than-expected economic data and persistent inflation. But the bond market’s late-2023 rally helped the Bloomberg U.S. Aggregate Bond Index maintain a gain of 1.70% for the 12-month period. Most stock indices continued to rally into 2024, buoyed by solid corporate earnings and expectations for Fed rate cuts. The S&P 500 Index returned 29.88% for the 12-month period, and growth stocks generally outperformed value stocks.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, still-tight financial conditions, political uncertainty and slowing growth. In addition, the Israel-Hamas war and other tensions in the Middle East complicate the global backdrop and represent additional considerations for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2024
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ABHIX	8.26%	2.79%	2.97%	—	9/30/97
Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index	—	11.15%	4.19%	4.44%	—	—
I Class	AHYHX	8.58%	2.93%	—	3.12%	4/10/17
Y Class	AHYLX	8.47%	3.00%	—	3.19%	4/10/17
A Class	AHYVX					3/8/02
No sales charge		8.20%	2.54%	2.74%	—
With sales charge		3.33%	1.60%	2.27%	—
C Class	AHDCX	7.19%	1.77%	1.95%	—	12/10/01
R Class	AHYRX	7.93%	2.32%	2.48%	—	7/29/05
R5 Class	ACYIX	8.69%	3.00%	3.20%	—	8/2/04
R6 Class	AHYDX	8.53%	3.05%	3.23%	—	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2024
Investor Class — $13,405

Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index — $15,440

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.79%	0.69%	0.59%	1.04%	1.79%	1.29%	0.59%	0.54%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Jeffrey Houston, Gavin Fleischman and Charles Tan

Performance Summary

High-Yield returned 8.26%* for the 12 months ended March 31, 2024, compared with the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index, which returned 11.15%. Fund returns reflect operating expenses, while index returns do not.

Late-2023 Rally Drove Broad Bond Market Gains

Healthy economic data, above-target inflation and restrictive Federal Reserve (Fed) policy helped drive up Treasury yields through October, when they reached multiyear highs. Then, amid moderating inflation and expectations for a Fed policy pivot, yields reversed course and dropped sharply by year-end, triggering a fourth-quarter 2023 rally among bonds. The Fed adopted a more dovish tone and penciled in three rate cuts for 2024. This action left many investors optimistic that the Fed could avoid a recession by engineering a soft landing.

However, in early 2024, persistent inflation, relatively healthy economic data and an uncertain Fed rate-cut timetable pushed Treasury yields higher again and bond returns lower. Overall, the 10-year Treasury yield ended the 12-month period at 4.21%, 74 basis points (bps) higher than a year earlier. The two-year Treasury yield climbed 60 bps to 4.63%. Nevertheless, the late-2023 rally generally helped investment-grade bonds maintain modest 12-month gains.

High-Yield Bonds Rallied

Despite the rising rate backdrop, high-yield bonds rallied for the period. Amid significant tightening of credit spreads and a broad rally among riskier assets, high-yield bonds posted solid gains and were among the fixed-income market’s top performers.

Security Selection Hampered Relative Results

Our security selection efforts broadly weighed on results versus the index, particularly in the industrials sector. Our selections in the containers and packaging, metals and mining and retail industries dragged down performance. Our selections in the consumer noncyclical and energy sectors also hindered results. Positive security selection results in the utility and technology, media and telecommunications sectors helped offset some of the negative effects.

Sector Allocations Detracted

Our sector allocations detracted from relative performance, largely due to weightings in the industrials and financial institutions segments. In the industrials sector, our underweight position versus the index in retailers was a main detractor. Overweight positions in the gaming and metals and mining industries modestly detracted. Among financial institutions, our underweight positions in finance companies and brokerage/asset managers/exchanges weighed on results.

From a quality perspective, our up-in-quality bias versus the index detracted from relative results. An out-of-index position in investment-grade securities with BBB credit ratings detracted. This was largely due to the position’s longer average duration, which hindered results as yields rose for the 12-month period. An underweight position to the lowest-quality high-yield bonds also detracted, as securities with credit ratings of CCC and lower were top performers. Additionally, within the CCC quality category, we favored more defensive securities, which weighed on results.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

MARCH 31, 2024
Types of Investments in Portfolio	% of net assets
Corporate Bonds	86.2%
Exchange-Traded Funds	6.8%
Bank Loan Obligations	1.2%
Preferred Stocks	1.0%
Short-Term Investments	12.5%
Other Assets and Liabilities	(7.7)%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period(1) 10/1/23 - 3/31/24	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,075.40	$4.05	0.78%
I Class	$1,000	$1,075.70	$3.53	0.68%
Y Class	$1,000	$1,074.10	$3.01	0.58%
A Class	$1,000	$1,074.00	$5.34	1.03%
C Class	$1,000	$1,067.90	$9.20	1.78%
R Class	$1,000	$1,072.60	$6.63	1.28%
R5 Class	$1,000	$1,076.40	$3.01	0.58%
R6 Class	$1,000	$1,076.70	$2.75	0.53%
Hypothetical
Investor Class	$1,000	$1,021.10	$3.94	0.78%
I Class	$1,000	$1,021.60	$3.44	0.68%
Y Class	$1,000	$1,022.10	$2.93	0.58%
A Class	$1,000	$1,019.85	$5.20	1.03%
C Class	$1,000	$1,016.10	$8.97	1.78%
R Class	$1,000	$1,018.60	$6.46	1.28%
R5 Class	$1,000	$1,022.10	$2.93	0.58%
R6 Class	$1,000	$1,022.35	$2.68	0.53%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

MARCH 31, 2024

	Principal Amount/Shares	Value
CORPORATE BONDS — 86.2%
Aerospace and Defense — 2.1%
Bombardier, Inc., 7.50%, 2/1/29(1)(2)	$175,000	$180,399
Bombardier, Inc., 8.75%, 11/15/30(1)(2)	427,000	456,474
Rolls-Royce PLC, 5.75%, 10/15/27(1)	250,000	250,901
TransDigm, Inc., 6.75%, 8/15/28(1)	600,000	608,669
TransDigm, Inc., 4.625%, 1/15/29	500,000	464,603
		1,961,046
Automobile Components — 1.3%
ZF North America Capital, Inc., 4.75%, 4/29/25(1)	160,000	158,126
ZF North America Capital, Inc., 7.125%, 4/14/30(1)	1,000,000	1,054,637
		1,212,763
Automobiles — 2.0%
Ford Motor Credit Co. LLC, 6.80%, 5/12/28	950,000	987,475
Ford Motor Credit Co. LLC, 3.625%, 6/17/31	700,000	605,620
Nissan Motor Acceptance Co. LLC, 7.05%, 9/15/28(1)	260,000	271,970
		1,865,065
Banks — 0.5%
Freedom Mortgage Corp., 12.00%, 10/1/28(1)	375,000	409,146
Freedom Mortgage Holdings LLC, 9.25%, 2/1/29(1)	75,000	76,826
		485,972
Broadline Retail — 0.8%
Macy's Retail Holdings LLC, 5.875%, 4/1/29(1)	250,000	245,504
Macy's Retail Holdings LLC, 6.125%, 3/15/32(1)	550,000	533,677
		779,181
Building Products — 1.3%
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	620,000	592,074
Standard Industries, Inc., 4.375%, 7/15/30(1)	750,000	674,430
		1,266,504
Chemicals — 2.8%
Celanese U.S. Holdings LLC, 6.17%, 7/15/27	750,000	764,212
Celanese U.S. Holdings LLC, 6.35%, 11/15/28	270,000	279,894
Chemours Co., 4.625%, 11/15/29(1)	400,000	345,229
Olin Corp., 5.125%, 9/15/27	360,000	351,999
Olin Corp., 5.625%, 8/1/29	500,000	494,122
Tronox, Inc., 4.625%, 3/15/29(1)	490,000	440,111
		2,675,567
Commercial Services and Supplies — 1.7%
Clean Harbors, Inc., 4.875%, 7/15/27(1)	500,000	485,501
Clean Harbors, Inc., 6.375%, 2/1/31(1)	245,000	247,062
GFL Environmental, Inc., 4.00%, 8/1/28(1)	700,000	646,025
GrafTech Global Enterprises, Inc., 9.875%, 12/15/28(1)	150,000	111,532
Prime Security Services Borrower LLC/Prime Finance, Inc., 5.25%, 4/15/24(1)	67,000	66,984
		1,557,104
Construction and Engineering — 0.5%
Brand Industrial Services, Inc., 10.375%, 8/1/30(1)	400,000	433,565
9

	Principal Amount/Shares	Value
Construction Materials — 0.6%
Summit Materials LLC/Summit Materials Finance Corp., 7.25%, 1/15/31(1)	$500,000	$520,071
Consumer Finance — 0.7%
Bread Financial Holdings, Inc., 9.75%, 3/15/29(1)	455,000	473,943
Navient Corp., 5.875%, 10/25/24	200,000	199,956
		673,899
Consumer Staples Distribution & Retail — 1.0%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.50%, 3/15/29(1)	600,000	539,100
Walgreens Boots Alliance, Inc., 3.45%, 6/1/26	400,000	381,638
		920,738
Containers and Packaging — 3.5%
Ball Corp., 6.875%, 3/15/28	305,000	313,333
Berry Global, Inc., 5.50%, 4/15/28	500,000	503,655
Graphic Packaging International LLC, 4.125%, 8/15/24	800,000	793,896
Owens-Brockway Glass Container, Inc., 7.25%, 5/15/31(1)	497,000	506,817
Sealed Air Corp., 5.125%, 12/1/24(1)	440,000	438,615
Sealed Air Corp., 5.00%, 4/15/29(1)(2)	380,000	365,146
Sealed Air Corp./Sealed Air Corp. U.S., 7.25%, 2/15/31(1)(2)	350,000	364,328
		3,285,790
Distributors — 0.5%
LKQ Corp., 6.25%, 6/15/33	430,000	448,103
Diversified Consumer Services — 0.3%
Service Corp. International, 3.375%, 8/15/30	300,000	260,024
Diversified REITs — 0.5%
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27	440,000	423,923
Diversified Telecommunication Services — 2.1%
Frontier Communications Holdings LLC, 8.75%, 5/15/30(1)	725,000	742,478
Level 3 Financing, Inc., 4.625%, 9/15/27(1)	150,000	101,250
Level 3 Financing, Inc., 3.75%, 7/15/29(1)	165,000	74,250
Sprint Capital Corp., 6.875%, 11/15/28	385,000	410,576
Telecom Italia Capital SA, 6.375%, 11/15/33	415,000	392,928
Telecom Italia SpA, 5.30%, 5/30/24(1)	220,000	218,954
		1,940,436
Electric Utilities — 0.9%
NextEra Energy Operating Partners LP, 7.25%, 1/15/29(1)	327,000	334,957
Palomino Funding Trust I, 7.23%, 5/17/28(1)	490,000	514,787
		849,744
Electronic Equipment, Instruments and Components — 0.4%
Sensata Technologies BV, 5.875%, 9/1/30(1)	385,000	377,042
Entertainment — 0.7%
Live Nation Entertainment, Inc., 3.75%, 1/15/28(1)	750,000	695,735
Food Products — 0.5%
Lamb Weston Holdings, Inc., 4.375%, 1/31/32(1)	550,000	493,672
Ground Transportation — 1.9%
Uber Technologies, Inc., 4.50%, 8/15/29(1)	400,000	380,277
United Rentals North America, Inc., 4.875%, 1/15/28	500,000	486,975
United Rentals North America, Inc., 6.00%, 12/15/29(1)	500,000	503,863
United Rentals North America, Inc., 3.875%, 2/15/31	500,000	448,493
		1,819,608
10

	Principal Amount/Shares	Value
Health Care Equipment and Supplies — 2.4%
Avantor Funding, Inc., 3.875%, 11/1/29(1)	$560,000	$505,400
Bausch & Lomb Corp., 8.375%, 10/1/28(1)	255,000	264,157
Hologic, Inc., 3.25%, 2/15/29(1)	350,000	314,022
Medline Borrower LP, 5.25%, 10/1/29(1)	650,000	614,857
Neogen Food Safety Corp., 8.625%, 7/20/30(1)	500,000	539,124
		2,237,560
Health Care Providers and Services — 8.8%
Acadia Healthcare Co., Inc., 5.50%, 7/1/28(1)	485,000	472,658
AHP Health Partners, Inc., 5.75%, 7/15/29(1)	100,000	91,495
Centene Corp., 4.625%, 12/15/29	320,000	304,030
CHS/Community Health Systems, Inc., 5.625%, 3/15/27(1)	400,000	368,584
CHS/Community Health Systems, Inc., 6.875%, 4/15/29(1)	250,000	187,408
CHS/Community Health Systems, Inc., 4.75%, 2/15/31(1)	400,000	309,061
DaVita, Inc., 4.625%, 6/1/30(1)	650,000	582,363
Encompass Health Corp., 4.75%, 2/1/30	250,000	234,408
IQVIA, Inc., 6.50%, 5/15/30(1)	447,000	456,729
Molina Healthcare, Inc., 4.375%, 6/15/28(1)	420,000	395,144
Molina Healthcare, Inc., 3.875%, 11/15/30(1)	100,000	88,990
Option Care Health, Inc., 4.375%, 10/31/29(1)	500,000	458,879
Owens & Minor, Inc., 4.50%, 3/31/29(1)(2)	350,000	320,819
Owens & Minor, Inc., 6.625%, 4/1/30(1)	500,000	496,679
Select Medical Corp., 6.25%, 8/15/26(1)	370,000	370,981
Star Parent, Inc., 9.00%, 10/1/30(1)(2)	259,000	274,425
Surgery Center Holdings, Inc., 10.00%, 4/15/27(1)	1,100,000	1,102,714
Surgery Center Holdings, Inc., 7.25%, 4/15/32(1)(3)	555,000	560,004
Tenet Healthcare Corp., 6.125%, 10/1/28(2)	610,000	608,323
Tenet Healthcare Corp., 6.125%, 6/15/30	650,000	649,321
		8,333,015
Hotels, Restaurants and Leisure — 11.1%
1011778 BC ULC/New Red Finance, Inc., 4.375%, 1/15/28(1)	1,090,000	1,031,850
Bloomin' Brands, Inc./OSI Restaurant Partners LLC, 5.125%, 4/15/29(1)	300,000	279,000
Boyd Gaming Corp., 4.75%, 12/1/27	400,000	386,084
Caesars Entertainment, Inc., 4.625%, 10/15/29(1)(2)	929,000	847,871
Caesars Entertainment, Inc., 7.00%, 2/15/30(1)	100,000	102,711
Caesars Entertainment, Inc., 6.50%, 2/15/32(1)	137,000	138,292
Carnival Corp., 5.75%, 3/1/27(1)	1,000,000	990,360
Churchill Downs, Inc., 5.75%, 4/1/30(1)	380,000	367,103
Hilton Domestic Operating Co., Inc., 4.00%, 5/1/31(1)	670,000	599,477
International Game Technology PLC, 5.25%, 1/15/29(1)	1,070,000	1,034,693
Light & Wonder International, Inc., 7.25%, 11/15/29(1)	1,010,000	1,037,514
MGM Resorts International, 4.625%, 9/1/26	215,000	210,475
NCL Corp. Ltd., 8.125%, 1/15/29(1)	500,000	529,420
Royal Caribbean Cruises Ltd., 5.375%, 7/15/27(1)	1,000,000	986,543
Royal Caribbean Cruises Ltd., 7.25%, 1/15/30(1)	500,000	519,844
Six Flags Entertainment Corp., 7.25%, 5/15/31(1)(2)	500,000	507,030
Station Casinos LLC, 4.625%, 12/1/31(1)(2)	590,000	530,850
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)	325,000	318,517
		10,417,634
11

	Principal Amount/Shares	Value
Household Durables — 1.1%
KB Home, 7.25%, 7/15/30	$550,000	$569,855
Meritage Homes Corp., 5.125%, 6/6/27	230,000	226,908
Tempur Sealy International, Inc., 3.875%, 10/15/31(1)	325,000	276,310
		1,073,073
Independent Power and Renewable Electricity Producers — 0.2%
Calpine Corp., 4.625%, 2/1/29(1)	200,000	185,309
IT Services — 1.0%
Black Knight InfoServ LLC, 3.625%, 9/1/28(1)	1,002,000	948,916
Leisure Products — 0.4%
Mattel, Inc., 5.45%, 11/1/41	360,000	333,833
Life Sciences Tools and Services — 0.8%
Charles River Laboratories International, Inc., 4.25%, 5/1/28(1)	500,000	473,467
Fortrea Holdings, Inc., 7.50%, 7/1/30(1)	300,000	310,060
		783,527
Machinery — 1.2%
Chart Industries, Inc., 9.50%, 1/1/31(1)	577,000	628,882
GrafTech Finance, Inc., 4.625%, 12/15/28(1)	750,000	483,113
		1,111,995
Media — 7.2%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 2/1/31(1)	1,827,000	1,493,161
CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 3/1/31(1)	625,000	613,317
CSC Holdings LLC, 5.375%, 2/1/28(1)	350,000	301,344
CSC Holdings LLC, 7.50%, 4/1/28(1)	380,000	256,461
CSC Holdings LLC, 4.50%, 11/15/31(1)	365,000	258,751
Directv Financing LLC, 8.875%, 2/1/30(1)	845,000	843,783
DISH Network Corp., 11.75%, 11/15/27(1)	615,000	628,475
Gray Television, Inc., 4.75%, 10/15/30(1)	325,000	213,403
Gray Television, Inc., 5.375%, 11/15/31(1)	401,000	263,326
Nexstar Media, Inc., 5.625%, 7/15/27(1)	400,000	384,002
Paramount Global, 3.70%, 6/1/28	385,000	341,336
Sirius XM Radio, Inc., 4.00%, 7/15/28(1)	500,000	457,768
TEGNA, Inc., 5.00%, 9/15/29	301,000	270,096
Virgin Media Secured Finance PLC, 4.50%, 8/15/30(1)	570,000	491,989
		6,817,212
Metals and Mining — 3.2%
ATI, Inc., 4.875%, 10/1/29	690,000	650,050
Cleveland-Cliffs, Inc., 7.00%, 3/15/27	400,000	403,195
Cleveland-Cliffs, Inc., 6.75%, 4/15/30(1)	850,000	853,535
Kaiser Aluminum Corp., 4.50%, 6/1/31(1)	800,000	708,556
Novelis Corp., 3.875%, 8/15/31(1)	251,000	215,870
Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(1)	250,000	229,217
		3,060,423
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 2/1/27(1)	200,000	187,258
Oil, Gas and Consumable Fuels — 10.2%
Antero Resources Corp., 7.625%, 2/1/29(1)	244,000	250,802
Antero Resources Corp., 5.375%, 3/1/30(1)	370,000	355,666
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.625%, 12/15/25(1)	750,000	754,728
12

	Principal Amount/Shares	Value
Chesapeake Energy Corp., 6.75%, 4/15/29(1)	$101,000	$102,164
Civitas Resources, Inc., 8.375%, 7/1/28(1)	500,000	526,981
CNX Resources Corp., 7.375%, 1/15/31(1)	500,000	509,638
CrownRock LP/CrownRock Finance, Inc., 5.00%, 5/1/29(1)	230,000	227,398
Energy Transfer LP, 5.75%, 4/1/25	460,000	460,167
EnLink Midstream LLC, 6.50%, 9/1/30(1)	1,333,000	1,372,605
EnLink Midstream Partners LP, 4.85%, 7/15/26	350,000	343,364
EQM Midstream Partners LP, 7.50%, 6/1/27(1)	360,000	369,419
EQM Midstream Partners LP, 4.50%, 1/15/29(1)	365,000	342,575
Global Partners LP/GLP Finance Corp., 8.25%, 1/15/32(1)	200,000	207,537
MEG Energy Corp., 5.875%, 2/1/29(1)	375,000	368,812
Occidental Petroleum Corp., 6.375%, 9/1/28(2)	700,000	727,526
Southwestern Energy Co., 5.70%, 1/23/25	76,000	75,694
Southwestern Energy Co., 5.375%, 3/15/30	670,000	645,472
Sunoco LP/Sunoco Finance Corp., 7.00%, 9/15/28(1)	500,000	511,309
Venture Global Calcasieu Pass LLC, 3.875%, 8/15/29(1)	500,000	450,529
Venture Global LNG, Inc., 9.50%, 2/1/29(1)	510,000	550,029
Viper Energy, Inc., 7.375%, 11/1/31(1)	430,000	447,407
		9,599,822
Passenger Airlines — 0.6%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	197,135	195,915
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26(1)	350,000	328,852
		524,767
Personal Care Products — 0.8%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 6.625%, 7/15/30(1)	350,000	355,702
Edgewell Personal Care Co., 4.125%, 4/1/29(1)	420,000	385,768
		741,470
Pharmaceuticals — 3.3%
180 Medical, Inc., 3.875%, 10/15/29(1)	700,000	632,076
AdaptHealth LLC, 4.625%, 8/1/29(1)	375,000	323,033
Bausch Health Cos., Inc., 5.50%, 11/1/25(1)	100,000	94,500
Bausch Health Cos., Inc., 4.875%, 6/1/28(1)	150,000	82,002
Bausch Health Cos., Inc., 11.00%, 9/30/28(1)	158,000	105,860
Jazz Securities DAC, 4.375%, 1/15/29(1)	367,000	342,161
Organon & Co./Organon Foreign Debt Co.-Issuer BV, 5.125%, 4/30/31(1)	1,110,000	987,719
Perrigo Finance Unlimited Co., 4.65%, 6/15/30	250,000	230,027
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	300,000	280,707
		3,078,085
Real Estate Management and Development — 0.3%
Newmark Group, Inc., 7.50%, 1/12/29(1)	288,000	296,448
Software — 0.8%
Cloud Software Group, Inc., 9.00%, 9/30/29(1)	300,000	288,022
Open Text Holdings, Inc., 4.125%, 12/1/31(1)	540,000	474,355
		762,377
Specialized REITs — 2.3%
Iron Mountain, Inc., 4.875%, 9/15/29(1)	1,300,000	1,220,673
SBA Communications Corp., 3.125%, 2/1/29	570,000	503,441
VICI Properties LP/VICI Note Co., Inc., 3.50%, 2/15/25(1)	500,000	489,356
		2,213,470
13

	Principal Amount/Shares	Value
Specialty Retail — 1.3%
Murphy Oil USA, Inc., 3.75%, 2/15/31(1)	$440,000	$384,670
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/29(1)	750,000	730,749
Sonic Automotive, Inc., 4.625%, 11/15/29(1)	100,000	89,774
		1,205,193
Technology Hardware, Storage and Peripherals — 1.1%
Seagate HDD Cayman, 9.625%, 12/1/32	873,800	996,497
Textiles, Apparel and Luxury Goods — 0.1%
Tapestry, Inc., 7.85%, 11/27/33	124,000	134,685
Trading Companies and Distributors — 1.0%
AerCap Holdings NV, VRN, 5.875%, 10/10/79	470,000	466,995
Aircastle Ltd., 5.25%, 8/11/25(1)	150,000	148,735
Beacon Roofing Supply, Inc., 6.50%, 8/1/30(1)	330,000	335,147
		950,877
Wireless Telecommunication Services — 0.2%
Vmed O2 U.K. Financing I PLC, 4.75%, 7/15/31(1)	265,000	228,658
TOTAL CORPORATE BONDS (Cost $83,574,105)		81,167,656
EXCHANGE-TRADED FUNDS — 6.8%
iShares Broad USD High Yield Corporate Bond ETF	53,100	1,942,929
iShares iBoxx $ High Yield Corporate Bond ETF(2)	25,800	2,005,434
SPDR Bloomberg Short Term High Yield Bond ETF	44,700	1,127,334
SPDR Portfolio High Yield Bond ETF	58,400	1,370,064
TOTAL EXCHANGE-TRADED FUNDS (Cost $6,346,626)		6,445,761
BANK LOAN OBLIGATIONS(4) — 1.2%
Health Care Providers and Services — 0.7%
Medline Borrower LP, USD Term Loan B, 8.44%, (1-month SOFR plus 3.00%), 10/23/28	$449,704	451,786
Star Parent, Inc., Term Loan B, 9.31%, (3-month SOFR plus 4.00%), 9/27/30	230,000	228,865
		680,651
Passenger Airlines — 0.5%
American Airlines, Inc., 2023 Term Loan B, 8.60%, (3-month SOFR plus 2.75%), 2/15/28	480,150	480,585
TOTAL BANK LOAN OBLIGATIONS (Cost $1,136,602)		1,161,236
PREFERRED STOCKS — 1.0%
Banks — 0.5%
Wells Fargo & Co., 7.625%(2)	449,000	480,972
Capital Markets — 0.5%
Goldman Sachs Group, Inc., Series W, 7.50%(2)	460,000	489,597
TOTAL PREFERRED STOCKS (Cost $920,891)		970,569
SHORT-TERM INVESTMENTS — 12.5%
Money Market Funds — 8.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class	62,614	62,614
State Street Navigator Securities Lending Government Money Market Portfolio(5)	7,757,628	7,757,628
		7,820,242
Repurchase Agreements — 4.2%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.625%, 9/15/26, valued at $173,407), in a joint trading account at 5.28%, dated 3/28/24, due 4/1/24 (Delivery value $170,067)		169,967
14

	Principal Amount/Shares	Value
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 3/31/27, valued at $3,162,087), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $3,101,826)		$3,100,000
TD Securities (USA) LLC, (collateralized by various U.S. Treasury obligations, 0.75% - 4.375%, 6/30/24 - 9/30/28, valued at $699,846), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $686,404)		686,000
		3,955,967
TOTAL SHORT-TERM INVESTMENTS (Cost $11,776,209)		11,776,209
TOTAL INVESTMENT SECURITIES — 107.7% (Cost $103,754,433)		101,521,431
OTHER ASSETS AND LIABILITIES — (7.7)%		(7,297,684)
TOTAL NET ASSETS — 100.0%		$94,223,747

NOTES TO SCHEDULE OF INVESTMENTS
SOFR	–	Secured Overnight Financing Rate
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $62,103,742, which represented 65.9% of total net assets.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $7,491,716. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(5)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $7,757,628.

See Notes to Financial Statements.
15

Statement of Assets and Liabilities

MARCH 31, 2024
Assets
Investment securities, at value (cost of $95,996,805) — including $7,491,716 of securities on loan	$93,763,803
Investment made with cash collateral received for securities on loan, at value (cost of $7,757,628)	7,757,628
Total investment securities, at value (cost of $103,754,433)	101,521,431
Receivable for investments sold	467,485
Receivable for capital shares sold	7,976
Interest and dividends receivable	1,378,608
Securities lending receivable	1,460
103,376,960

Liabilities
Payable for collateral received for securities on loan	7,757,628
Payable for investments purchased	999,574
Payable for capital shares redeemed	279,377
Accrued management fees	60,380
Distribution and service fees payable	2,706
Dividends payable	53,548
9,153,213

Net Assets	$94,223,747

Net Assets Consist of:
Capital paid in	$144,979,823
Distributable earnings (loss)	(50,756,076)
$94,223,747

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$73,866,875	14,681,513	$5.03
I Class	$9,508,106	1,883,749	$5.05
Y Class	$68,201	13,530	$5.04
A Class	$8,350,961	1,658,245	$5.04
C Class	$398,421	79,137	$5.03
R Class	$1,387,838	275,628	$5.04
R5 Class	$72,038	14,324	$5.03
R6 Class	$571,307	113,641	$5.03
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $5.28 (net asset value divided by 0.955). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
16

Statement of Operations

YEAR ENDED MARCH 31, 2024
Investment Income (Loss)
Income:
Interest	$5,372,095
Dividends	361,061
Securities lending, net	57,776
5,790,932

Expenses:
Management fees	698,630
Distribution and service fees:
A Class	21,115
C Class	6,023
R Class	6,560
Trustees' fees and expenses	6,985
Other expenses	1,366
740,679

Net investment income (loss)	5,050,253

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(2,343,542)
Change in net unrealized appreciation (depreciation) on investments	4,445,257

Net realized and unrealized gain (loss)	2,101,715

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,151,968

See Notes to Financial Statements.
17

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2024 AND MARCH 31, 2023
Increase (Decrease) in Net Assets	March 31, 2024	March 31, 2023
Operations
Net investment income (loss)	$5,050,253	$4,822,548
Net realized gain (loss)	(2,343,542)	(7,995,470)
Change in net unrealized appreciation (depreciation)	4,445,257	(2,437,373)
Net increase (decrease) in net assets resulting from operations	7,151,968	(5,610,295)

Distributions to Shareholders
From earnings:
Investor Class	(4,143,790)	(4,058,219)
I Class	(301,041)	(287,606)
Y Class	(4,419)	(478)
A Class	(444,035)	(470,998)
C Class	(27,180)	(28,907)
R Class	(65,636)	(51,483)
R5 Class	(17,415)	(26,630)
R6 Class	(19,918)	(15,242)
Decrease in net assets from distributions	(5,023,434)	(4,939,563)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(900,546)	(14,578,019)

Net increase (decrease) in net assets	1,227,988	(25,127,877)

Net Assets
Beginning of period	92,995,759	118,123,636
End of period	$94,223,747	$92,995,759

See Notes to Financial Statements.
18

Notes to Financial Statements

MARCH 31, 2024

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High-Yield Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income. As a secondary objective, the fund seeks capital appreciation, but only when consistent with its primary objective of maximizing current income.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds and bank loan obligations are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

19

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.  Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

20

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2024.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Corporate Bonds	$4,675,994	—	—	—	$4,675,994
Exchange-Traded Funds	2,076,615	—	—	—	2,076,615
Preferred Stocks	1,005,019	—	—	—	1,005,019
Total Borrowings	$7,757,628	—	—	—	$7,757,628
Gross amount of recognized liabilities for securities lending transactions					$7,757,628
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included.

21

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2024 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.4725% to 0.5900%	0.2500% to 0.3100%	0.77%
I Class		0.1500% to 0.2100%	0.67%
Y Class		0.0500% to 0.1100%	0.57%
A Class		0.2500% to 0.3100%	0.77%
C Class		0.2500% to 0.3100%	0.77%
R Class		0.2500% to 0.3100%	0.77%
R5 Class		0.0500% to 0.1100%	0.57%
R6 Class		0.0000% to 0.0600%	0.52%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2024 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2024 were $36,133,780 and $34,226,864, respectively.

22

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2024		Year ended March 31, 2023
	Shares	Amount	Shares	Amount
Investor Class
Sold	2,176,718	$10,738,511	2,771,772	$13,723,392
Issued in reinvestment of distributions	717,272	3,529,156	701,749	3,459,510
Redeemed	(3,991,446)	(19,607,888)	(4,363,555)	(21,604,084)
	(1,097,456)	(5,340,221)	(890,034)	(4,421,182)
I Class
Sold	1,365,843	6,884,020	414,187	2,112,096
Issued in reinvestment of distributions	60,599	301,041	57,958	287,588
Redeemed	(396,674)	(1,953,289)	(2,056,475)	(10,534,745)
	1,029,768	5,231,772	(1,584,330)	(8,135,061)
Y Class
Sold	18,351	89,779	1,775	8,569
Issued in reinvestment of distributions	895	4,419	97	478
Redeemed	(8,696)	(43,333)	(1)	(4)
	10,550	50,865	1,871	9,043
A Class
Sold	151,967	740,335	53,246	264,198
Issued in reinvestment of distributions	85,464	421,187	89,196	440,116
Redeemed	(345,641)	(1,708,432)	(579,949)	(2,877,271)
	(108,210)	(546,910)	(437,507)	(2,172,957)
C Class
Sold	22,625	111,591	23,794	120,091
Issued in reinvestment of distributions	5,522	27,165	5,864	28,895
Redeemed	(87,598)	(436,212)	(41,926)	(206,321)
	(59,451)	(297,456)	(12,268)	(57,335)
R Class
Sold	134,711	666,032	108,206	541,148
Issued in reinvestment of distributions	13,192	64,975	10,361	51,029
Redeemed	(127,969)	(623,705)	(59,798)	(297,676)
	19,934	107,302	58,769	294,501
R5 Class
Sold	12,996	64,693	9,464	46,859
Issued in reinvestment of distributions	3,532	17,379	5,397	26,630
Redeemed	(101,630)	(503,195)	(24,061)	(117,827)
	(85,102)	(421,123)	(9,200)	(44,338)
R6 Class
Sold	78,423	389,198	9,434	46,555
Issued in reinvestment of distributions	4,042	19,918	3,093	15,242
Redeemed	(19,225)	(93,891)	(22,894)	(112,487)
	63,240	315,225	(10,367)	(50,690)
Net increase (decrease)	(226,727)	$(900,546)	(2,883,066)	$(14,578,019)
23

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$81,167,656	—
Exchange-Traded Funds	$6,445,761	—	—
Bank Loan Obligations	—	1,161,236	—
Preferred Stocks	—	970,569	—
Short-Term Investments	7,820,242	3,955,967	—
	$14,266,003	$87,255,428	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests primarily in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distributions Paid From
Ordinary income	$5,023,434	$4,939,563
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

24

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$103,835,889
Gross tax appreciation of investments	$1,352,702
Gross tax depreciation of investments	(3,667,160)
Net tax appreciation (depreciation) of investments	$(2,314,458)
Undistributed ordinary income	$44,423
Accumulated short-term capital losses	$(5,994,222)
Accumulated long-term capital losses	$(42,491,819)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to excess premium amortization.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
25

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2024	$4.91	0.27	0.12	0.39	(0.27)	$5.03	8.26%	0.78%	0.78%	5.54%	5.54%	40%	$73,867
2023	$5.41	0.24	(0.49)	(0.25)	(0.25)	$4.91	(4.61)%	0.78%	0.78%	4.85%	4.85%	43%	$77,431
2022	$5.70	0.22	(0.28)	(0.06)	(0.23)	$5.41	(1.23)%	0.77%	0.77%	3.90%	3.90%	83%	$90,165
2021	$5.02	0.23	0.69	0.92	(0.24)	$5.70	18.52%	0.78%	0.78%	4.25%	4.25%	100%	$96,679
2020	$5.54	0.25	(0.51)	(0.26)	(0.26)	$5.02	(5.09)%	0.78%	0.81%	4.55%	4.52%	38%	$89,168
I Class
2024	$4.92	0.28	0.13	0.41	(0.28)	$5.05	8.58%	0.68%	0.68%	5.64%	5.64%	40%	$9,508
2023	$5.42	0.24	(0.49)	(0.25)	(0.25)	$4.92	(4.49)%	0.68%	0.68%	4.95%	4.95%	43%	$4,202
2022	$5.71	0.23	(0.29)	(0.06)	(0.23)	$5.42	(1.12)%	0.67%	0.67%	4.00%	4.00%	83%	$13,220
2021	$5.03	0.24	0.68	0.92	(0.24)	$5.71	18.61%	0.68%	0.68%	4.35%	4.35%	100%	$5,273
2020	$5.55	0.26	(0.52)	(0.26)	(0.26)	$5.03	(4.98)%	0.68%	0.71%	4.65%	4.62%	38%	$4,063

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2024	$4.92	0.28	0.12	0.40	(0.28)	$5.04	8.47%	0.58%	0.58%	5.74%	5.74%	40%	$68
2023	$5.42	0.26	(0.50)	(0.24)	(0.26)	$4.92	(4.40)%	0.58%	0.58%	5.05%	5.05%	43%	$15
2022	$5.70	0.23	(0.27)	(0.04)	(0.24)	$5.42	(0.85)%	0.57%	0.57%	4.10%	4.10%	83%	$6
2021	$5.02	0.25	0.68	0.93	(0.25)	$5.70	18.76%	0.58%	0.58%	4.45%	4.45%	100%	$21,131
2020	$5.55	0.26	(0.52)	(0.26)	(0.27)	$5.02	(5.08)%	0.58%	0.61%	4.75%	4.72%	38%	$10,819
A Class
2024	$4.91	0.26	0.13	0.39	(0.26)	$5.04	8.20%	1.03%	1.03%	5.29%	5.29%	40%	$8,351
2023	$5.41	0.23	(0.50)	(0.27)	(0.23)	$4.91	(4.84)%	1.03%	1.03%	4.60%	4.60%	43%	$8,677
2022	$5.70	0.21	(0.29)	(0.08)	(0.21)	$5.41	(1.47)%	1.02%	1.02%	3.65%	3.65%	83%	$11,933
2021	$5.02	0.22	0.68	0.90	(0.22)	$5.70	18.23%	1.03%	1.03%	4.00%	4.00%	100%	$13,798
2020	$5.55	0.24	(0.53)	(0.29)	(0.24)	$5.02	(5.50)%	1.03%	1.06%	4.30%	4.27%	38%	$11,314
C Class
2024	$4.91	0.22	0.12	0.34	(0.22)	$5.03	7.19%	1.78%	1.78%	4.54%	4.54%	40%	$398
2023	$5.41	0.19	(0.49)	(0.30)	(0.20)	$4.91	(5.56)%	1.78%	1.78%	3.85%	3.85%	43%	$681
2022	$5.70	0.17	(0.29)	(0.12)	(0.17)	$5.41	(2.21)%	1.77%	1.77%	2.90%	2.90%	83%	$816
2021	$5.02	0.18	0.68	0.86	(0.18)	$5.70	17.35%	1.78%	1.78%	3.25%	3.25%	100%	$1,225
2020	$5.54	0.20	(0.52)	(0.32)	(0.20)	$5.02	(6.04)%	1.78%	1.81%	3.55%	3.52%	38%	$2,775

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2024	$4.91	0.25	0.13	0.38	(0.25)	$5.04	7.93%	1.28%	1.28%	5.04%	5.04%	40%	$1,388
2023	$5.41	0.22	(0.50)	(0.28)	(0.22)	$4.91	(5.08)%	1.28%	1.28%	4.35%	4.35%	43%	$1,256
2022	$5.70	0.19	(0.28)	(0.09)	(0.20)	$5.41	(1.72)%	1.27%	1.27%	3.40%	3.40%	83%	$1,066
2021	$5.02	0.21	0.68	0.89	(0.21)	$5.70	17.94%	1.28%	1.28%	3.75%	3.75%	100%	$1,207
2020	$5.54	0.22	(0.51)	(0.29)	(0.23)	$5.02	(5.57)%	1.28%	1.31%	4.05%	4.02%	38%	$864
R5 Class
2024	$4.91	0.28	0.12	0.40	(0.28)	$5.03	8.69%	0.58%	0.58%	5.74%	5.74%	40%	$72
2023	$5.42	0.25	(0.50)	(0.25)	(0.26)	$4.91	(4.59)%	0.58%	0.58%	5.05%	5.05%	43%	$488
2022	$5.70	0.23	(0.27)	(0.04)	(0.24)	$5.42	(0.85)%	0.57%	0.57%	4.10%	4.10%	83%	$588
2021	$5.02	0.25	0.68	0.93	(0.25)	$5.70	18.76%	0.58%	0.58%	4.45%	4.45%	100%	$494
2020	$5.55	0.26	(0.52)	(0.26)	(0.27)	$5.02	(5.08)%	0.58%	0.61%	4.75%	4.72%	38%	$1,013
R6 Class
2024	$4.91	0.28	0.12	0.40	(0.28)	$5.03	8.53%	0.53%	0.53%	5.79%	5.79%	40%	$571
2023	$5.41	0.25	(0.49)	(0.24)	(0.26)	$4.91	(4.37)%	0.53%	0.53%	5.10%	5.10%	43%	$247
2022	$5.69	0.24	(0.28)	(0.04)	(0.24)	$5.41	(0.81)%	0.52%	0.52%	4.15%	4.15%	83%	$329
2021	$5.02	0.25	0.67	0.92	(0.25)	$5.69	18.61%	0.53%	0.53%	4.50%	4.50%	100%	$365
2020	$5.54	0.27	(0.52)	(0.25)	(0.27)	$5.02	(4.85)%	0.53%	0.56%	4.80%	4.77%	38%	$160

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the High-Yield Fund and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High-Yield Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2024

We have served as the auditor of one or more American Century investment companies since 1997.
30

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	31	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	86	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Retired; Chief Financial Officer, EMPIRE (digital media distribution) (2023); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	31	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	31	None
31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	31	None
John M. Loder (1958)	Trustee	Since 2024	Retired; Lawyer, Ropes & Gray LLP (1984 to 2023)	31	None
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

33

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2023 through December 31, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92281 2405

Annual Report

March 31, 2024

Multisector Income Fund
Investor Class (ASIEX)
I Class (ASIGX)
Y Class (ASYIX)
A Class (ASIQX)
C Class (ASIHX)
R Class (ASIWX)
R5 Class (ASIJX)
R6 Class (ASIPX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending March 31, 2024. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Surged While Bonds Delivered Modest Gains

Soaring U.S. Treasury yields weighed on bond returns for the first six months of the reporting period. Meanwhile, inflation slowed but remained well above the Federal Reserve’s (Fed’s) target, lending conditions tightened, and recession risk rose. This fueled expectations for a shift in Fed policy, which, along with better-than-expected earnings, helped U.S. stocks deliver modest gains.

The Fed lifted rates in May, paused in June and hiked again in July to a range of 5.25% to 5.5%, a 22-year high. The Fed left rates unchanged in September but warned that persistent above-target inflation may require more tightening. This news pushed Treasury yields to multiyear highs in October and sent stocks tumbling. By November, inflation showed signs of moderating, and the Fed held rates steady again, reviving investor enthusiasm. Then, in December, Fed policymakers expressed more confidence about the inflation outlook and forecasted three rate cuts for 2024. Against this backdrop, recession fears eased, Treasury yields declined, and stocks and bonds ended 2023 on a strong note.
Despite the Fed’s continued pause, yields reversed course again in early 2024 amid a steady stream of better-than-expected economic data and persistent inflation. But the bond market’s late-2023 rally helped the Bloomberg U.S. Aggregate Bond Index maintain a gain of 1.70% for the 12-month period. Most stock indices continued to rally into 2024, buoyed by solid corporate earnings and expectations for Fed rate cuts. The S&P 500 Index returned 29.88% for the 12-month period, and growth stocks generally outperformed value stocks.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, still-tight financial conditions, political uncertainty and slowing growth. In addition, the Israel-Hamas war and other tensions in the Middle East complicate the global backdrop and represent additional considerations for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2024
			Average Annual Returns
	Ticker Symbol	1 year	5 year	Since Inception	Inception Date
Investor Class	ASIEX	4.72%	2.48%	2.83%	7/28/14
Bloomberg U.S. Aggregate Bond Index	—	1.70%	0.36%	1.38%	—
I Class	ASIGX	4.83%	2.58%	2.81%	4/10/17
Y Class	ASYIX	4.80%	2.68%	2.91%	4/10/17
A Class	ASIQX				7/28/14
No sales charge		4.35%	2.22%	2.57%
With sales charge		-0.35%	1.28%	2.09%
C Class	ASIHX	3.69%	1.46%	1.81%	7/28/14
R Class	ASIWX	4.09%	1.97%	2.32%	7/28/14
R5 Class	ASIJX	4.93%	2.68%	3.03%	7/28/14
R6 Class	ASIPX	4.99%	2.73%	3.09%	7/28/14
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over Life of Class
$10,000 investment made July 28, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2024
Investor Class — $13,102

Bloomberg U.S. Aggregate Bond Index — $11,420

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.56%	0.46%	0.36%	0.81%	1.56%	1.06%	0.36%	0.31%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Jason Greenblath, Jeff Houston, Paul Norris and Charles Tan

Effective November 10, 2023, Paul Norris joined the portfolio’s management team. Peter Van Gelderen left the team August 31, 2023.

Performance Summary

Multisector Income returned 4.72%* for the 12 months ended March 31, 2024. By comparison, the Bloomberg U.S. Aggregate Bond Index returned 1.70% for the same period. Fund returns reflect operating expenses, while index returns do not.

Late-2023 Rally Drove Bond Market Gains

Healthy economic data, above-target inflation and restrictive Federal Reserve (Fed) policy helped drive up Treasury yields through October, when they reached multiyear highs. Then, amid moderating inflation and expectations for a Fed policy pivot, yields reversed course and dropped sharply by year-end, triggering a fourth-quarter 2023 rally among bonds. The Fed adopted a more dovish tone and penciled in three rate cuts for 2024. This action left many investors optimistic that the Fed could avoid a recession by engineering a soft landing.

However, in early 2024, persistent inflation, relatively healthy economic data and an uncertain Fed rate-cut timetable pushed Treasury yields higher again and bond returns lower. Overall, the 10-year Treasury yield ended the 12-month period at 4.21%, 74 basis points (bps) higher than a year earlier. The two-year Treasury climbed 60 bps to 4.63%. Nevertheless, the late-2023 rally generally helped most bond sectors deliver 12-month gains.

Corporate Credit Contributed

Our position in corporate bonds, which comprised approximately 49% of the portfolio on March 31, 2024, drove the portfolio’s outperformance versus the index. This was largely due to our out-of-index allocation to high-yield corporate bonds. High-yield credit spreads tightened significantly for the 12-month period, and the high-yield corporate sector was among the bond market’s top performers. Investment-grade credit spreads also tightened, and our security selections within the investment-grade corporate sector broadly contributed to performance.

Securitized Sector Boosted Performance

We maintained a sizable position in securitized bonds, which comprised approximately 30% of the portfolio at period-end. Exposure within the sector was broadly positive, led by asset-backed securities, collateralized loan obligations, non-agency collateralized mortgage obligations and non-agency commercial mortgage-backed securities. Spread tightening helped these out-of-index credit-sensitive securities deliver solid performance.

Elsewhere, a modest allocation to emerging markets bonds (approximately 3% of the portfolio at period-end) also contributed to portfolio performance.

Duration Position Contributed to Relative Results

Given our expectations for the economy to slow and Treasury yields to fall, we generally kept the portfolio’s duration at the longer end of our strategic range. However, the portfolio’s duration remained shorter than the index’s duration for much of the period, which aided relative results as yields rose overall. We used U.S. Treasury futures to manage the fund’s duration.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

MARCH 31, 2024
Types of Investments in Portfolio	% of net assets
Corporate Bonds	48.5%
U.S. Treasury Securities	15.6%
U.S. Government Agency Mortgage-Backed Securities	10.8%
Collateralized Loan Obligations	6.7%
Asset-Backed Securities	4.8%
Collateralized Mortgage Obligations	3.6%
Preferred Stocks	3.3%
Commercial Mortgage-Backed Securities	3.2%
Sovereign Governments and Agencies	1.1%
Bank Loan Obligations	0.7%
Short-Term Investments	2.6%
Other Assets and Liabilities	(0.9)%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period(1) 10/1/23 - 3/31/24	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,067.80	$2.89	0.56%
I Class	$1,000	$1,068.30	$2.38	0.46%
Y Class	$1,000	$1,068.80	$1.86	0.36%
A Class	$1,000	$1,066.50	$4.18	0.81%
C Class	$1,000	$1,062.50	$8.04	1.56%
R Class	$1,000	$1,065.20	$5.47	1.06%
R5 Class	$1,000	$1,068.90	$1.86	0.36%
R6 Class	$1,000	$1,069.10	$1.60	0.31%
Hypothetical
Investor Class	$1,000	$1,022.20	$2.83	0.56%
I Class	$1,000	$1,022.70	$2.33	0.46%
Y Class	$1,000	$1,023.20	$1.82	0.36%
A Class	$1,000	$1,020.95	$4.09	0.81%
C Class	$1,000	$1,017.20	$7.87	1.56%
R Class	$1,000	$1,019.70	$5.35	1.06%
R5 Class	$1,000	$1,023.20	$1.82	0.36%
R6 Class	$1,000	$1,023.45	$1.57	0.31%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

MARCH 31, 2024

	Principal Amount/Shares	Value
CORPORATE BONDS — 48.5%
Aerospace and Defense — 1.2%
Boeing Co., 4.875%, 5/1/25	$480,000	$474,742
Bombardier, Inc., 7.50%, 2/1/29(1)(2)	130,000	134,011
Bombardier, Inc., 8.75%, 11/15/30(1)	128,000	136,835
Bombardier, Inc., 7.25%, 7/1/31(1)(3)	147,000	147,483
Spirit AeroSystems, Inc., 9.375%, 11/30/29(1)	95,000	103,743
TransDigm, Inc., 4.625%, 1/15/29	120,000	111,505
TransDigm, Inc., 6.625%, 3/1/32(1)	140,000	141,616
		1,249,935
Automobiles — 1.2%
Ford Motor Credit Co. LLC, 5.80%, 3/5/27	240,000	240,990
Ford Motor Credit Co. LLC, 6.80%, 11/7/28	200,000	208,873
Ford Motor Credit Co. LLC, 7.20%, 6/10/30	200,000	212,410
General Motors Financial Co., Inc., 5.40%, 4/6/26	300,000	300,204
Nissan Motor Acceptance Co. LLC, 7.05%, 9/15/28(1)	270,000	282,430
		1,244,907
Banks — 7.9%
Banco do Brasil SA, 6.00%, 3/18/31(1)	385,000	385,626
Banco Internacional del Peru SAA Interbank, VRN, 4.00%, 7/8/30	310,000	297,942
Bank of America Corp., VRN, 5.82%, 9/15/29	120,000	123,085
Bank of America Corp., VRN, 5.29%, 4/25/34	140,000	139,631
Bank of America Corp., VRN, 5.47%, 1/23/35	365,000	367,517
Barclays PLC, VRN, 7.39%, 11/2/28	115,000	122,007
BNP Paribas SA, VRN, 5.34%, 6/12/29(1)	300,000	301,791
BNP Paribas SA, VRN, 5.89%, 12/5/34(1)	275,000	287,677
BPCE SA, 5.15%, 7/21/24(1)	410,000	408,318
BPCE SA, VRN, 7.00%, 10/19/34(1)	250,000	272,306
CaixaBank SA, VRN, 5.67%, 3/15/30(1)	201,000	201,001
Canadian Imperial Bank of Commerce, 5.00%, 4/28/28	255,000	254,234
Canadian Imperial Bank of Commerce, 6.09%, 10/3/33	84,000	88,430
Citigroup, Inc., VRN, 5.17%, 2/13/30	55,000	54,760
Comerica, Inc., VRN, 5.98%, 1/30/30	80,000	79,087
Credit Agricole SA, 5.13%, 3/11/27(1)	302,000	302,297
Danske Bank AS, VRN, 5.71%, 3/1/30(1)	200,000	201,356
Discover Bank, 3.45%, 7/27/26	270,000	257,216
Fifth Third Bancorp, VRN, 6.34%, 7/27/29	49,000	50,532
Fifth Third Bank NA, 3.85%, 3/15/26	200,000	192,729
Freedom Mortgage Corp., 12.00%, 10/1/28(1)	210,000	229,122
Freedom Mortgage Holdings LLC, 9.25%, 2/1/29(1)	42,000	43,023
HSBC Holdings PLC, VRN, 5.89%, 8/14/27	390,000	393,497
Huntington Bancshares, Inc., VRN, 6.21%, 8/21/29	180,000	184,346
ING Groep NV, VRN, 5.34%, 3/19/30	375,000	374,218
Intesa Sanpaolo SpA, 5.02%, 6/26/24(1)	200,000	199,357
Intesa Sanpaolo SpA, 6.625%, 6/20/33(1)	225,000	233,658
JPMorgan Chase & Co., VRN, 6.07%, 10/22/27	185,000	188,814
JPMorgan Chase & Co., VRN, 5.04%, 1/23/28	265,000	264,169
9

	Principal Amount/Shares	Value
KeyCorp, VRN, 3.88%, 5/23/25	$225,000	$223,995
Morgan Stanley Bank NA, VRN, 4.95%, 1/14/28	250,000	249,042
Societe Generale SA, VRN, 6.07%, 1/19/35(1)	490,000	493,264
Truist Financial Corp., VRN, 7.16%, 10/30/29	215,000	229,350
U.S. Bancorp, VRN, 6.79%, 10/26/27	255,000	264,127
U.S. Bancorp, VRN, 5.78%, 6/12/29	89,000	90,579
Wells Fargo & Co., VRN, 6.30%, 10/23/29	90,000	93,768
Wells Fargo & Co., VRN, 5.39%, 4/24/34	147,000	146,136
Wells Fargo & Co., VRN, 5.56%, 7/25/34	229,000	229,984
		8,517,991
Biotechnology — 0.3%
Amgen, Inc., 5.25%, 3/2/30	290,000	294,518
Broadline Retail — 0.5%
Macy's Retail Holdings LLC, 6.125%, 3/15/32(1)	367,000	356,108
Prosus NV, 4.85%, 7/6/27	150,000	145,150
		501,258
Building Products — 0.6%
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	501,000	478,434
Standard Industries, Inc., 4.375%, 7/15/30(1)	134,000	120,498
		598,932
Capital Markets — 3.3%
ARES Capital Corp., 7.00%, 1/15/27	460,000	473,413
Bank of New York Mellon Corp., VRN, 6.47%, 10/25/34	105,000	114,402
BlackRock Funding, Inc., 5.00%, 3/14/34	179,000	179,818
Blackstone Private Credit Fund, 7.30%, 11/27/28(1)	240,000	250,436
Blue Owl Capital Corp., 3.40%, 7/15/26	440,000	414,690
Blue Owl Capital Corp., 5.95%, 3/15/29	86,000	85,576
Blue Owl Credit Income Corp., 7.75%, 1/15/29(1)	750,000	773,043
Charles Schwab Corp., VRN, 6.20%, 11/17/29	95,000	98,787
Charles Schwab Corp., VRN, 6.14%, 8/24/34	50,000	52,193
Goldman Sachs Group, Inc., VRN, 6.48%, 10/24/29	170,000	178,915
Golub Capital BDC, Inc., 7.05%, 12/5/28	323,000	330,924
Golub Capital BDC, Inc., 6.00%, 7/15/29	95,000	93,374
Morgan Stanley, VRN, 6.34%, 10/18/33	215,000	230,133
Nasdaq, Inc., 5.55%, 2/15/34	155,000	157,709
Northern Trust Corp., VRN, 3.375%, 5/8/32	86,000	80,202
		3,513,615
Chemicals — 0.6%
Celanese U.S. Holdings LLC, 6.35%, 11/15/28	340,000	352,459
Tronox, Inc., 4.625%, 3/15/29(1)	320,000	287,420
		639,879
Commercial Services and Supplies — 0.5%
Clean Harbors, Inc., 6.375%, 2/1/31(1)	322,000	324,709
GrafTech Global Enterprises, Inc., 9.875%, 12/15/28(1)	321,000	238,679
		563,388
Communications Equipment — 0.4%
Cisco Systems, Inc., 4.95%, 2/26/31	370,000	373,458
Cisco Systems, Inc., 5.30%, 2/26/54	68,000	69,853
		443,311
Construction and Engineering — 0.2%
Brand Industrial Services, Inc., 10.375%, 8/1/30(1)	220,000	238,461
10

	Principal Amount/Shares	Value
Construction Materials — 0.1%
Summit Materials LLC/Summit Materials Finance Corp., 7.25%, 1/15/31(1)	$150,000	$156,021
Consumer Finance — 2.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, 7/15/25	845,000	853,443
Avolon Holdings Funding Ltd., 6.375%, 5/4/28(1)	330,000	336,927
Avolon Holdings Funding Ltd., 5.75%, 3/1/29(1)	215,000	214,108
Bread Financial Holdings, Inc., 9.75%, 3/15/29(1)	335,000	348,947
Capital One Financial Corp., VRN, 7.15%, 10/29/27	139,000	144,695
Navient Corp., 5.875%, 10/25/24	135,000	134,970
Synchrony Financial, 4.25%, 8/15/24	235,000	233,510
		2,266,600
Containers and Packaging — 1.2%
Berry Global, Inc., 5.50%, 4/15/28	459,000	462,356
Owens-Brockway Glass Container, Inc., 7.25%, 5/15/31(1)(2)	388,000	395,664
Sealed Air Corp., 5.00%, 4/15/29(1)	446,000	428,566
		1,286,586
Distributors — 0.4%
LKQ Corp., 6.25%, 6/15/33	406,000	423,092
Diversified REITs — 1.6%
Agree LP, 2.90%, 10/1/30	215,000	185,090
Brixmor Operating Partnership LP, 3.90%, 3/15/27	440,000	422,544
Iron Mountain Information Management Services, Inc., 5.00%, 7/15/32(1)	25,000	22,857
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27	270,000	260,134
RHP Hotel Properties LP/RHP Finance Corp., 6.50%, 4/1/32(1)	145,000	145,580
Store Capital LLC, 4.50%, 3/15/28	117,000	111,092
Store Capital LLC, 4.625%, 3/15/29	117,000	110,365
Store Capital LLC, 2.70%, 12/1/31	530,000	417,443
		1,675,105
Diversified Telecommunication Services — 0.9%
AT&T, Inc., 5.40%, 2/15/34	710,000	719,582
Sprint Capital Corp., 8.75%, 3/15/32	215,000	260,850
		980,432
Electric Utilities — 0.9%
Buffalo Energy Mexico Holdings/Buffalo Energy Infrastructure/Buffalo Energy, 7.875%, 2/15/39(1)	200,000	216,663
NextEra Energy Operating Partners LP, 7.25%, 1/15/29(1)	153,000	156,723
Pacific Gas & Electric Co., 6.40%, 6/15/33	84,000	88,545
Palomino Funding Trust I, 7.23%, 5/17/28(1)	250,000	262,647
Tierra Mojada Luxembourg II SARL, 5.75%, 12/1/40(1)	217,121	199,656
		924,234
Entertainment — 0.2%
Warnermedia Holdings, Inc., 6.41%, 3/15/26	255,000	255,005
Financial Services — 0.5%
Antares Holdings LP, 7.95%, 8/11/28(1)	255,000	265,217
Radian Group, Inc., 6.20%, 5/15/29	217,000	220,370
		485,587
Ground Transportation — 0.3%
United Rentals North America, Inc., 6.00%, 12/15/29(1)	345,000	347,665
11

	Principal Amount/Shares	Value
Health Care Equipment and Supplies — 1.0%
Avantor Funding, Inc., 4.625%, 7/15/28(1)	$265,000	$251,421
Bausch & Lomb Corp., 8.375%, 10/1/28(1)	250,000	258,978
Medline Borrower LP, 3.875%, 4/1/29(1)	259,000	235,913
Medline Borrower LP/Medline Co.-Issuer, Inc., 6.25%, 4/1/29(1)	320,000	321,833
		1,068,145
Health Care Providers and Services — 2.6%
Centene Corp., 4.625%, 12/15/29	235,000	223,272
CHS/Community Health Systems, Inc., 4.75%, 2/15/31(1)	360,000	278,155
IQVIA, Inc., 6.50%, 5/15/30(1)	200,000	204,353
Owens & Minor, Inc., 6.625%, 4/1/30(1)	392,000	389,397
Select Medical Corp., 6.25%, 8/15/26(1)	420,000	421,113
Star Parent, Inc., 9.00%, 10/1/30(1)(2)	309,000	327,403
Surgery Center Holdings, Inc., 7.25%, 4/15/32(1)(3)	357,000	360,219
Tenet Healthcare Corp., 6.25%, 2/1/27	325,000	325,125
Tenet Healthcare Corp., 6.125%, 10/1/28(2)	180,000	179,505
Tenet Healthcare Corp., 4.25%, 6/1/29	150,000	139,567
		2,848,109
Hotels, Restaurants and Leisure — 2.0%
Caesars Entertainment, Inc., 4.625%, 10/15/29(1)	434,000	396,099
Caesars Entertainment, Inc., 7.00%, 2/15/30(1)	108,000	110,928
Caesars Entertainment, Inc., 6.50%, 2/15/32(1)	71,000	71,670
Churchill Downs, Inc., 5.75%, 4/1/30(1)	262,000	253,108
Hilton Domestic Operating Co., Inc., 5.875%, 4/1/29(1)	152,000	152,356
Light & Wonder International, Inc., 7.25%, 11/15/29(1)	358,000	367,753
Royal Caribbean Cruises Ltd., 7.25%, 1/15/30(1)	296,000	307,747
Station Casinos LLC, 4.625%, 12/1/31(1)	336,000	302,314
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)	215,000	210,712
		2,172,687
Independent Power and Renewable Electricity Producers — 0.2%
EnfraGen Energia Sur SA/EnfraGen Spain SA/Prime Energia SpA, 5.375%, 12/30/30(1)	250,000	207,521
Industrial REITs — 0.2%
LXP Industrial Trust, 6.75%, 11/15/28	250,000	260,810
Insurance — 1.0%
Athene Global Funding, 5.68%, 2/23/26(1)	375,000	376,584
GA Global Funding Trust, 5.50%, 1/8/29(1)	230,000	231,035
Global Atlantic Fin Co., 4.40%, 10/15/29(1)	205,000	190,802
Prudential Financial, Inc., VRN, 6.50%, 3/15/54	270,000	274,408
		1,072,829
IT Services — 1.2%
Black Knight InfoServ LLC, 3.625%, 9/1/28(1)	948,000	897,777
Kyndryl Holdings, Inc., 6.35%, 2/20/34	339,000	348,149
		1,245,926
Life Sciences Tools and Services — 0.3%
Fortrea Holdings, Inc., 7.50%, 7/1/30(1)	358,000	370,005
Machinery — 0.4%
Chart Industries, Inc., 9.50%, 1/1/31(1)	304,000	331,335
Husky Injection Molding Systems Ltd./Titan Co.-Borrower LLC, 9.00%, 2/15/29(1)	35,000	36,238
12

	Principal Amount/Shares	Value
Ingersoll Rand, Inc., 5.70%, 8/14/33	$61,000	$62,602
		430,175
Media — 2.7%
CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 3/1/31(1)	235,000	230,607
Cox Communications, Inc., 5.70%, 6/15/33(1)	102,000	103,257
Directv Financing LLC, 8.875%, 2/1/30(1)	660,000	659,050
Fox Corp., 6.50%, 10/13/33	455,000	482,124
Gray Television, Inc., 7.00%, 5/15/27(1)(2)	165,000	153,591
Gray Television, Inc., 4.75%, 10/15/30(1)	185,000	121,475
Gray Television, Inc., 5.375%, 11/15/31(1)	215,000	141,185
Paramount Global, 3.70%, 6/1/28	475,000	421,128
Paramount Global, 4.95%, 1/15/31	305,000	271,824
TEGNA, Inc., 5.00%, 9/15/29	128,000	114,858
Warner Media LLC, 3.80%, 2/15/27	187,000	174,070
		2,873,169
Metals and Mining — 0.6%
Alcoa Nederland Holding BV, 7.125%, 3/15/31(1)	14,000	14,279
ATI, Inc., 4.875%, 10/1/29	230,000	216,683
Cleveland-Cliffs, Inc., 6.75%, 4/15/30(1)	351,000	352,460
Cleveland-Cliffs, Inc., 7.00%, 3/15/32(1)	112,000	113,618
		697,040
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 2/1/27(1)	270,000	252,798
Starwood Property Trust, Inc., 7.25%, 4/1/29(1)	215,000	216,980
		469,778
Oil, Gas and Consumable Fuels — 5.1%
3R Lux SARL, 9.75%, 2/5/31(1)	163,000	170,719
Antero Resources Corp., 7.625%, 2/1/29(1)	82,000	84,286
Antero Resources Corp., 5.375%, 3/1/30(1)	330,000	317,216
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.625%, 12/15/25(1)	290,000	291,828
Chesapeake Energy Corp., 6.75%, 4/15/29(1)	111,000	112,279
Civitas Resources, Inc., 8.375%, 7/1/28(1)	381,000	401,560
Columbia Pipelines Holding Co. LLC, 6.04%, 8/15/28(1)	350,000	357,837
CrownRock LP/CrownRock Finance, Inc., 5.00%, 5/1/29(1)	110,000	108,755
Ecopetrol SA, 5.375%, 6/26/26	200,000	196,796
EnLink Midstream LLC, 6.50%, 9/1/30(1)	260,000	267,725
EQM Midstream Partners LP, 7.50%, 6/1/27(1)	277,000	284,248
Global Partners LP/GLP Finance Corp., 8.25%, 1/15/32(1)	100,000	103,768
Matador Resources Co., 6.50%, 4/15/32(1)(3)	190,000	190,468
MEG Energy Corp., 5.875%, 2/1/29(1)	253,000	248,825
Occidental Petroleum Corp., 6.375%, 9/1/28(2)	363,000	377,274
Occidental Petroleum Corp., 6.125%, 1/1/31	417,000	432,250
ONEOK, Inc., 6.05%, 9/1/33	50,000	52,172
Petroleos Mexicanos, 5.95%, 1/28/31	300,000	240,789
SierraCol Energy Andina LLC, 6.00%, 6/15/28(1)	215,000	189,081
Southwestern Energy Co., 5.375%, 3/15/30	440,000	423,892
Southwestern Energy Co., 4.75%, 2/1/32	120,000	110,564
Venture Global LNG, Inc., 9.50%, 2/1/29(1)	360,000	388,256
Viper Energy, Inc., 7.375%, 11/1/31(1)	125,000	130,060
		5,480,648
13

	Principal Amount/Shares	Value
Passenger Airlines — 1.4%
American Airlines Pass-Through Trust, Series 2017-2, Class B, 3.70%, 4/15/27	$233,056	$226,174
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	756,346	751,668
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26(1)	275,000	258,383
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27(1)	214,500	215,853
		1,452,078
Personal Care Products — 0.2%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 6.625%, 7/15/30(1)	240,000	243,910
Pharmaceuticals — 0.5%
Organon & Co./Organon Foreign Debt Co.-Issuer BV, 5.125%, 4/30/31(1)	615,000	547,250
Real Estate Management and Development — 0.2%
Newmark Group, Inc., 7.50%, 1/12/29(1)	179,000	184,250
Retail REITs — 0.6%
Kite Realty Group LP, 5.50%, 3/1/34	45,000	44,733
Kite Realty Group Trust, 4.75%, 9/15/30	145,000	138,885
NNN REIT, Inc., 5.60%, 10/15/33	110,000	111,426
SITE Centers Corp., 3.625%, 2/1/25	165,000	162,495
SITE Centers Corp., 4.70%, 6/1/27	220,000	217,264
		674,803
Software — 0.2%
Open Text Corp., 6.90%, 12/1/27(1)	154,000	159,358
Specialized REITs — 1.2%
American Tower Corp., 5.55%, 7/15/33	130,000	131,067
EPR Properties, 4.50%, 6/1/27	280,000	266,604
Iron Mountain, Inc., 5.625%, 7/15/32(1)	480,000	453,833
VICI Properties LP, 4.375%, 5/15/25	246,000	241,985
VICI Properties LP/VICI Note Co., Inc., 4.125%, 8/15/30(1)	270,000	245,681
		1,339,170
Technology Hardware, Storage and Peripherals — 0.1%
Dell International LLC/EMC Corp., 5.40%, 4/15/34	153,000	153,417
Trading Companies and Distributors — 0.8%
AerCap Holdings NV, VRN, 5.875%, 10/10/79	265,000	263,306
Aircastle Ltd., 6.50%, 7/18/28(1)	345,000	352,176
Beacon Roofing Supply, Inc., 6.50%, 8/1/30(1)	245,000	248,821
		864,303
Transportation Infrastructure — 0.7%
Aon North America, Inc., 5.30%, 3/1/31	530,000	534,334
Rumo Luxembourg SARL, 5.25%, 1/10/28	230,000	222,531
		756,865
Wireless Telecommunication Services — 0.0%
Kenbourne Invest SA, 4.70%, 1/22/28(1)	100,000	35,610
TOTAL CORPORATE BONDS (Cost $51,511,349)		52,214,378
U.S. TREASURY SECURITIES — 15.6%
U.S. Treasury Notes, 1.50%, 2/15/25(4)	500,000	484,586
U.S. Treasury Notes, 4.00%, 2/15/26(4)	500,000	493,867
U.S. Treasury Notes, 4.625%, 9/15/26	1,000,000	1,002,344
U.S. Treasury Notes, 2.00%, 11/15/26	350,000	328,631
14

	Principal Amount/Shares	Value
U.S. Treasury Notes, 4.625%, 11/15/26	$2,000,000	$2,006,797
U.S. Treasury Notes, 4.125%, 2/15/27	4,500,000	4,462,558
U.S. Treasury Notes, 4.25%, 2/28/29	1,500,000	1,502,226
U.S. Treasury Notes, 4.875%, 10/31/30	1,900,000	1,969,469
U.S. Treasury Notes, 4.00%, 1/31/31	1,500,000	1,480,664
U.S. Treasury Notes, 4.50%, 11/15/33	3,000,000	3,067,266
TOTAL U.S. TREASURY SECURITIES (Cost $16,681,045)		16,798,408
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 10.8%
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 10.8%
FHLMC, 2.00%, 3/1/37	946,279	844,720
FHLMC, 3.50%, 2/1/49	1,220,569	1,111,881
FHLMC, 3.50%, 3/1/52	1,593,462	1,428,227
FHLMC, 6.00%, 1/1/53	530,315	537,003
FHLMC, 6.50%, 11/1/53	1,037,176	1,061,606
FNMA, 3.00%, 2/1/52	998,128	865,722
FNMA, 3.50%, 3/1/52	1,538,103	1,381,697
FNMA, 3.50%, 4/1/52	1,700,561	1,523,498
FNMA, 6.00%, 9/1/53	859,435	869,355
FNMA, 6.00%, 9/1/53	837,581	849,090
GNMA, 2.50%, 12/20/51	1,332,921	1,136,039
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $11,357,844)		11,608,838
COLLATERALIZED LOAN OBLIGATIONS — 6.7%
ACRES Commercial Realty Ltd., Series 2021-FL1, Class A, VRN, 6.64%, (1-month SOFR plus 1.31%), 6/15/36(1)	218,311	213,150
ACRES Commercial Realty Ltd., Series 2021-FL1, Class AS, VRN, 7.04%, (1-month SOFR plus 1.71%), 6/15/36(1)	165,500	160,717
AIMCO CLO, Series 2018-AA, Class D, VRN, 8.13%, (3-month SOFR plus 2.81%), 4/17/31(1)	200,000	199,307
AIMCO CLO 10 Ltd., Series 2019-10A, Class CR, VRN, 7.48%, (3-month SOFR plus 2.16%), 7/22/32(1)	250,000	249,440
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL1, Class A, VRN, 6.41%, (1-month SOFR plus 1.08%), 12/15/35(1)	203,891	203,120
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL4, Class A, VRN, 6.79%, (1-month SOFR plus 1.46%), 11/15/36(1)	144,500	143,797
ARES XL CLO Ltd., Series 2016-40A, Class BRR, VRN, 7.38%, (3-month SOFR plus 2.06%), 1/15/29(1)	300,000	300,158
ARES XLVII CLO Ltd., Series 2018-47A, Class C, VRN, 7.33%, (3-month SOFR plus 2.01%), 4/15/30(1)	150,000	150,277
Bain Capital Credit CLO Ltd., Series 2019-2A, Class CR, VRN, 7.68%, (3-month SOFR plus 2.36%), 10/17/32(1)	350,000	350,306
Barings CLO Ltd., Series 2018-3A, Class A1, VRN, 6.53%, (3-month SOFR plus 1.21%), 7/20/29(1)	441,440	441,518
Barings Private Credit Corp. CLO Ltd., Series 2023-1A, Class A1, VRN, 7.71%, (3-month SOFR plus 2.40%), 7/15/31(1)	172,172	172,675
BDS Ltd., Series 2021-FL8, Class A, VRN, 6.36%, (1-month SOFR plus 1.03%), 1/18/36(1)	71,277	71,057
BSPRT Issuer Ltd., Series 2023-FL10, Class A, VRN, 7.58%, (1-month SOFR plus 2.26%), 9/15/35(1)	245,000	244,976
CBAM Ltd., Series 2017-1A, Class B, VRN, 7.38%, (3-month SOFR plus 2.06%), 7/20/30(1)	250,000	250,301
Cerberus Loan Funding XXVIII LP, Series 2020-1A, Class A, VRN, 7.43%, (3-month SOFR plus 2.11%), 10/15/31(1)	94,770	94,768
Cerberus Loan Funding XXXI LP, Series 2021-1A, Class A, VRN, 7.08%, (3-month SOFR plus 1.76%), 4/15/32(1)	126,202	126,346
15

		Principal Amount/Shares	Value
CIFC Funding Ltd., Series 2017-3A, Class C, VRN, 9.23%, (3-month SOFR plus 3.91%), 7/20/30(1)		$250,000	$250,744
CIFC Funding Ltd., Series 2017-5A, Class B, VRN, 7.43%, (3-month SOFR plus 2.11%), 11/16/30(1)		100,000	99,959
Dryden 30 Senior Loan Fund, Series 2013-30A, Class CR, VRN, 7.27%, (3-month SOFR plus 1.96%), 11/15/28(1)		250,000	248,638
Greystone CRE Notes Ltd., Series 2019-FL2, Class D, VRN, 7.84%, (1-month SOFR plus 2.51%), 9/15/37(1)		132,500	130,206
HGI CRE CLO Ltd., Series 2021-FL1, Class AS, VRN, 6.84%, (1-month SOFR plus 1.51%), 6/16/36(1)		330,000	322,126
KKR Static CLO I Ltd., Series 2022-1A, Class BR, VRN, 7.32%, (3-month SOFR plus 2.00%), 7/20/31(1)		325,000	325,198
Octagon Investment Partners XV Ltd., Series 2013-1A, Class CRR, VRN, 7.57%, (3-month SOFR plus 2.26%), 7/19/30(1)		175,000	175,525
Palmer Square CLO Ltd., Series 2013-2A, Class A2R3, VRN, 7.08%, (3-month SOFR plus 1.76%), 10/17/31(1)		200,000	200,181
Palmer Square Loan Funding Ltd., Series 2021-3A, Class C, VRN, 8.08%, (3-month SOFR plus 2.76%), 7/20/29(1)		175,000	172,842
Palmer Square Loan Funding Ltd., Series 2022-4A, Class B, VRN, 8.07%, (3-month SOFR plus 2.75%), 7/24/31(1)		200,000	200,284
Ready Capital Mortgage Financing LLC, Series 2023-FL11, Class A, VRN, 7.70%, (1-month SOFR plus 2.37%), 10/25/39(1)		309,711	311,189
Shelter Growth CRE Issuer Ltd., Series 2022-FL4, Class A, VRN, 7.62%, (1-month SOFR plus 2.30%), 6/17/37(1)		177,491	177,488
Shelter Growth CRE Issuer Ltd., Series 2023-FL5, Class A, VRN, 8.08%, (1-month SOFR plus 2.75%), 5/19/38(1)		124,000	123,786
Stewart Park CLO Ltd., Series 2015-1A, Class CR, VRN, 7.38%, (3-month SOFR plus 2.06%), 1/15/30(1)		250,000	249,529
TRTX Issuer Ltd., Series 2021-FL4, Class A, VRN, 6.64%, (1-month SOFR plus 1.31%), 3/15/38(1)		280,151	274,513
TRTX Issuer Ltd., Series 2022-FL5, Class AS, VRN, 7.47%, (30-day average SOFR plus 2.15%), 2/15/39(1)		345,500	337,946
Vibrant CLO VII Ltd., Series 2017-7A, Class B, VRN, 7.98%, (3-month SOFR plus 2.66%), 9/15/30(1)		200,000	200,278
Wind River CLO Ltd., Series 2013-1A, Class A1RR, VRN, 6.56%, (3-month SOFR plus 1.24%), 7/20/30(1)		45,914	45,905
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $7,130,978)			7,218,250
ASSET-BACKED SECURITIES — 4.8%
AASET Trust, Series 2021-2A, Class B, 3.54%, 1/15/47(1)		199,880	169,189
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, SEQ, 1.94%, 8/15/46(1)		100,000	90,974
Blackbird Capital II Aircraft Lease Ltd., Series 2021-1A, Class B, 3.45%, 7/15/46(1)		188,268	164,153
CARS-DB4 LP, Series 2020-1A, Class B1, 4.17%, 2/15/50(1)		200,000	192,978
CARS-DB4 LP, Series 2020-1A, Class B2, 4.52%, 2/15/50(1)		100,000	91,045
Castlelake Aircraft Securitization Trust, Series 2018-1, Class A, SEQ, 4.125%, 6/15/43(1)		105,558	96,334
Castlelake Aircraft Structured Trust, Series 2017-1R, Class A, SEQ, 2.74%, 8/15/41(1)		132,827	122,639
Castlelake Aircraft Structured Trust, Series 2021-1A, Class A, SEQ, 3.47%, 1/15/46(1)		118,506	111,546
Clsec Holdings 22t LLC, Series 2021-1, Class C, 6.17%, 5/11/37(1)		299,614	260,588
Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2, SEQ, 4.94%, 1/25/52(1)	CAD	250,000	171,876
Cologix Canadian Issuer LP, Series 2022-1CAN, Class C, 7.74%, 1/25/52(1)	CAD	200,000	135,912
16

	Principal Amount/Shares	Value
Diamond Issuer, Series 2021-1A, Class A, SEQ, 2.31%, 11/20/51(1)	$395,000	$352,917
Edgeconnex Data Centers Issuer LLC, Series 2022-1, Class A2, SEQ, 4.25%, 3/25/52(1)	170,443	156,781
Flexential Issuer, Series 2021-1A, Class A2, SEQ, 3.25%, 11/27/51(1)	300,000	272,315
GAIA Aviation Ltd., Series 2019-1, Class A, 3.97%, 12/15/44(1)	128,126	119,639
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, SEQ, 2.64%, 10/15/46(1)	198,497	176,366
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class B, 3.43%, 10/15/46(1)	220,708	190,065
MACH 1 Cayman Ltd., Series 2019-1, Class A, SEQ, 3.47%, 10/15/39(1)	150,048	135,814
MAPS Trust, Series 2021-1A, Class A, SEQ, 2.52%, 6/15/46(1)	221,069	197,144
MetroNet Infrastructure Issuer LLC, Series 2024-1A, Class B, 7.59%, 4/20/54(1)	125,000	124,979
Nelnet Student Loan Trust, Series 2005-4, Class A4, VRN, 5.79%, (90-day average SOFR plus 0.44%), 3/22/32	60,564	58,420
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, 10/20/61(1)	450,000	379,006
NP SPE II LLC, Series 2019-1A, Class A1, SEQ, 2.57%, 9/20/49(1)	161,489	155,073
Sabey Data Center Issuer LLC, Series 2020-1, Class A2, SEQ, 3.81%, 4/20/45(1)	350,000	338,999
Sapphire Aviation Finance II Ltd., Series 2020-1A, Class A, SEQ, 3.23%, 3/15/40(1)	158,675	144,609
SEB Funding LLC, Series 2024-1A, Class A2, SEQ, 7.39%, 4/30/54(1)(3)	200,000	200,000
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class B, 2.75%, 8/20/36(1)	23,571	23,204
Slam Ltd., Series 2021-1A, Class B, 3.42%, 6/15/46(1)	207,025	176,286
Trinity Rail Leasing LP, Series 2009-1A, Class A, SEQ, 6.66%, 11/16/39(1)	101,138	102,105
VB-S1 Issuer LLC, Series 2022-1A, Class D, 4.29%, 2/15/52(1)	250,000	222,886
TOTAL ASSET-BACKED SECURITIES (Cost $5,467,805)		5,133,842
COLLATERALIZED MORTGAGE OBLIGATIONS — 3.6%
Private Sponsor Collateralized Mortgage Obligations — 2.5%
Angel Oak Mortgage Trust, Series 2020-2, Class A2, VRN, 3.86%, 1/26/65(1)	102,471	97,512
Angel Oak Mortgage Trust, Series 2021-3, Class M1, VRN, 2.48%, 5/25/66(1)	400,000	276,062
Angel Oak Mortgage Trust, Series 2021-6, Class A2, VRN, 1.58%, 9/25/66(1)	645,989	528,766
Angel Oak Mortgage Trust, Series 2021-7, Class A3, VRN, 2.34%, 10/25/66(1)	319,944	268,056
Bellemeade Re Ltd., Series 2019-3A, Class M1C, VRN, 7.39%, (1-month SOFR plus 2.06%), 7/25/29(1)	67,439	67,524
FARM 21-1 Mortgage Trust, Series 2021-1, Class B, VRN, 3.24%, 7/25/51(1)	291,892	213,959
GCAT Trust, Series 2021-NQM1, Class A3, SEQ, VRN, 1.15%, 1/25/66(1)	72,310	60,674
Home RE Ltd., Series 2022-1, Class M1A, VRN, 8.17%, (30-day average SOFR plus 2.85%), 10/25/34(1)	43,445	43,765
OBX Trust, Series 2021-NQM2, Class A2, SEQ, VRN, 1.36%, 5/25/61(1)	660,495	529,274
17

	Principal Amount/Shares	Value
Triangle Re Ltd., Series 2021-1, Class M2, VRN, 9.34%, (1-month SOFR plus 4.01%), 8/25/33(1)	$18,459	$18,504
Triangle Re Ltd., Series 2021-3, Class M1A, VRN, 7.22%, (30-day average SOFR plus 1.90%), 2/25/34(1)	6,839	6,842
Triangle Re Ltd., Series 2023-1, Class M1A, VRN, 8.72%, (30-day average SOFR plus 3.40%), 11/25/33(1)	300,000	306,416
Verus Securitization Trust, Series 2021-R3, Class M1, SEQ, VRN, 2.41%, 4/25/64(1)	315,000	262,298
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1, SEQ, 6.00%, 6/25/36	1,437	1,262
		2,680,914
U.S. Government Agency Collateralized Mortgage Obligations — 1.1%
FHLMC, Series 2022-DNA5, Class M1A, VRN, 8.27%, (30-day average SOFR plus 2.95%), 6/25/42(1)	165,003	169,400
FHLMC, Series 2022-DNA6, Class M1A, VRN, 7.47%, (30-day average SOFR plus 2.15%), 9/25/42(1)	111,802	113,234
FHLMC, Series 2023-HQA2, Class M1A, VRN, 7.32%, (30-day average SOFR plus 2.00%), 6/25/43(1)	124,156	125,114
FNMA, Series 2016-55, Class PI, IO, 4.00%, 8/25/46	307,213	55,789
FNMA, Series 2017-7, Class AI, IO, 6.00%, 2/25/47	233,567	39,685
FNMA, Series 2018-C01, Class 1ED2, VRN, 6.28%, (30-day average SOFR plus 0.96%), 7/25/30	7,843	7,807
FNMA, Series 2022-R06, Class 1M1, VRN, 8.07%, (30-day average SOFR plus 2.75%), 5/25/42(1)	99,118	101,765
FNMA, Series 2023-39, Class AI, IO, 2.00%, 7/25/52	2,544,172	320,037
FNMA, Series 2023-R05, Class 1M1, VRN, 7.22%, (30-day average SOFR plus 1.90%), 6/25/43(1)	251,358	254,439
FNMA, Series 413, Class C27, IO, 4.00%, 7/25/42	215,436	31,071
		1,218,341
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,986,039)		3,899,255
PREFERRED STOCKS — 3.3%
Banks — 3.0%
Barclays PLC, 8.00%	505,000	504,939
BNP Paribas SA, 7.375%(1)	235,000	236,145
Commerzbank AG, 7.00%	200,000	197,202
Credit Agricole SA, 6.875%(1)	105,000	105,002
Credit Agricole SA, 8.125%(1)	235,000	240,156
Danske Bank AS, 7.00%	235,000	233,628
HSBC Holdings PLC, 6.375%	200,000	199,450
Lloyds Banking Group PLC, 7.50%	450,000	447,668
NatWest Group PLC, 8.00%	235,000	236,452
Societe Generale SA, 8.50%(1)	425,000	423,937
Truist Financial Corp., 4.95%	290,000	285,239
Wells Fargo & Co., 7.625%	189,000	202,458
		3,312,276
Capital Markets — 0.3%
Goldman Sachs Group, Inc., Series W, 7.50%(2)	290,000	308,659
TOTAL PREFERRED STOCKS (Cost $3,575,459)		3,620,935
COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.2%
Bank, Series 2018-BN15, Class D, 3.00%, 11/15/61(1)	$82,000	60,727
Bank, Series 2020-BN26, Class D, 2.50%, 3/15/63(1)	509,000	352,169
BBCMS Mortgage Trust, Series 2019-BWAY, Class D, VRN, 7.60%, (1-month SOFR plus 2.27%), 11/15/34(1)	172,000	28,882
18

	Principal Amount/Shares	Value
BBCMS Mortgage Trust, Series 2019-BWAY, Class E, VRN, 8.29%, (1-month SOFR plus 2.96%), 11/15/34(1)	$183,000	$17,292
BBCMS Mortgage Trust, Series 2019-C4, Class D, 3.25%, 8/15/52(1)	109,000	74,881
Benchmark Mortgage Trust, Series 2018-B5, Class D, VRN, 3.10%, 7/15/51(1)	128,000	92,112
BX Commercial Mortgage Trust, Series 2020-VIVA, Class D, VRN, 3.55%, 3/11/44(1)	350,000	301,692
BX Commercial Mortgage Trust, Series 2023-VLT2, Class B, VRN, 8.45%, (1-month SOFR plus 3.13%), 6/15/40(1)	212,000	213,226
BX Trust, Series 2018-GW, Class C, VRN, 6.84%, (1-month SOFR plus 1.52%), 5/15/35(1)	249,000	247,281
BXP Trust, Series 2017-CC, Class D, VRN, 3.55%, 8/13/37(1)	180,000	147,021
Credit Suisse Mortgage Trust, Series 2021-BHAR, Class B, VRN, 6.94%, (1-month SOFR plus 1.61%), 11/15/38(1)	135,000	134,220
CSAIL Commercial Mortgage Trust, Series 2019-C15, Class D, 3.00%, 3/15/52(1)	169,000	124,464
Extended Stay America Trust, Series 2021-ESH, Class E, VRN, 8.29%, (1-month SOFR plus 2.96%), 7/15/38(1)	162,738	162,733
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class A, SEQ, 3.14%, 12/10/36(1)	339,000	331,014
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class D, VRN, 3.96%, 12/10/36(1)	120,000	117,069
Great Wolf Trust, Series 2019-WOLF, Class C, VRN, 7.27%, (1-month SOFR plus 1.95%), 12/15/36(1)	125,126	124,939
GS Mortgage Securities Corp. Trust, Series 2018-HULA, Class C, VRN, 7.08%, (1-month SOFR plus 1.75%), 7/15/25(1)	132,642	131,741
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-AON, Class A, SEQ, 4.13%, 7/5/31(1)	175,000	162,173
Life Mortgage Trust, Series 2021-BMR, Class D, VRN, 6.84%, (1-month SOFR plus 1.51%), 3/15/38(1)	275,232	271,723
Morgan Stanley Capital I Trust, Series 2018-H3, Class D, 3.00%, 7/15/51(1)	78,000	60,403
One New York Plaza Trust, Series 2020-1NYP, Class B, VRN, 6.94%, (1-month SOFR plus 1.61%), 1/15/36(1)	154,000	144,332
THPT Mortgage Trust, Series 2023-THL, Class B, VRN, 7.67%, 12/10/34(1)	120,000	122,737
Wells Fargo Commercial Mortgage Trust, Series 2020-C55, Class D, 2.50%, 2/15/53(1)	72,000	46,320
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $3,780,814)		3,469,151
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.1%
Colombia — 0.2%
Colombia Government International Bonds, 4.50%, 3/15/29	300,000	276,885
Mexico — 0.2%
Mexico Government International Bonds, 5.00%, 5/7/29	200,000	197,664
Panama — 0.3%
Panama Government International Bonds, 9.375%, 4/1/29	175,000	196,226
Panama Government International Bonds, 6.875%, 1/31/36	91,000	88,945
		285,171
Romania — 0.2%
Romania Government International Bonds, 6.625%, 2/17/28(1)	196,000	202,269
Saudi Arabia — 0.2%
Saudi Government International Bonds, 4.75%, 1/16/30(1)	200,000	198,701
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $1,153,328)		1,160,690
19

	Principal Amount/Shares	Value
BANK LOAN OBLIGATIONS(5) — 0.7%
Health Care Providers and Services — 0.2%
Star Parent, Inc., Term Loan B, 9.31%, (3-month SOFR plus 4.00%), 9/27/30	$195,000	$194,038
Hotels, Restaurants and Leisure — 0.1%
Caesars Entertainment Inc., Term Loan B, 8.66%, (3-month SOFR plus 3.25%), 2/6/30	178,200	178,931
Passenger Airlines — 0.4%
American Airlines, Inc., 2023 Term Loan B, 8.60%, (3-month SOFR plus 2.75%), 2/15/28	405,900	406,267
TOTAL BANK LOAN OBLIGATIONS (Cost $766,967)		779,236
SHORT-TERM INVESTMENTS — 2.6%
Money Market Funds — 1.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	14,097	14,097
State Street Navigator Securities Lending Government Money Market Portfolio(6)	1,305,720	1,305,720
		1,319,817
Repurchase Agreements — 1.4%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.625%, 9/15/26, valued at $66,709), in a joint trading account at 5.28%, dated 3/28/24, due 4/1/24 (Delivery value $65,424)		65,386
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $1,484,111), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $1,455,857)		1,455,000
		1,520,386
TOTAL SHORT-TERM INVESTMENTS (Cost $2,840,203)		2,840,203
TOTAL INVESTMENT SECURITIES — 100.9% (Cost $108,251,831)		108,743,186
OTHER ASSETS AND LIABILITIES — (0.9)%		(998,322)
TOTAL NET ASSETS — 100.0%		$107,744,864

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	310,431	CAD	417,952	UBS AG	6/20/24	$1,527

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	46	June 2024	$9,406,281	$(7,141)
U.S. Treasury 5-Year Notes	104	June 2024	11,129,625	24,349
U.S. Treasury 10-Year Notes	60	June 2024	6,647,813	29,347
U.S. Treasury 10-Year Ultra Notes	69	June 2024	7,908,047	43,590
			$35,091,766	$90,145
^Amount represents value and unrealized appreciation (depreciation).

20

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury Long Bonds	14	June 2024	$1,686,125	$(26,585)
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
CAD	–	Canadian Dollar
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
GNMA	–	Government National Mortgage Association
IO	–	Interest Only
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $49,248,353, which represented 45.7% of total net assets.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,250,540. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts and/or futures contracts. At the period end, the aggregate value of securities pledged was $844,577.
(5)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(6)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,305,720.

See Notes to Financial Statements.
21

Statement of Assets and Liabilities

MARCH 31, 2024
Assets
Investment securities, at value (cost of $106,946,111) — including $1,250,540 of securities on loan	$107,437,466
Investment made with cash collateral received for securities on loan, at value (cost of $1,305,720)	1,305,720
Total investment securities, at value (cost of $108,251,831)	108,743,186
Cash	200,000
Receivable for investments sold	23,623
Receivable for capital shares sold	105,838
Unrealized appreciation on forward foreign currency exchange contracts	1,527
Interest receivable	1,156,710
Securities lending receivable	691
110,231,575

Liabilities
Payable for collateral received for securities on loan	1,305,720
Payable for investments purchased	965,367
Payable for capital shares redeemed	129,315
Payable for variation margin on futures contracts	28,639
Accrued management fees	43,405
Distribution and service fees payable	1,960
Dividends payable	12,305
2,486,711

Net Assets	$107,744,864

Net Assets Consist of:
Capital paid in	$117,626,132
Distributable earnings (loss)	(9,881,268)
$107,744,864

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$46,153,786	5,208,708	$8.86
I Class	$40,388,625	4,559,419	$8.86
Y Class	$6,107	689	$8.86
A Class	$5,703,635	643,668	$8.86
C Class	$549,627	62,056	$8.86
R Class	$705,590	79,619	$8.86
R5 Class	$599,398	67,659	$8.86
R6 Class	$13,638,096	1,539,155	$8.86
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $9.28 (net asset value divided by 0.955). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
22

Statement of Operations

YEAR ENDED MARCH 31, 2024
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $268)	$5,490,350
Securities lending, net	15,265
5,505,615

Expenses:
Management fees	454,325
Distribution and service fees:
A Class	12,909
C Class	5,443
R Class	3,430
Trustees' fees and expenses	6,980
Other expenses	5,265
488,352

Net investment income (loss)	5,017,263

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,812,339)
Forward foreign currency exchange contract transactions	(3,450)
Futures contract transactions	(1,206,053)
Swap agreement transactions	49,122
Foreign currency translation transactions	(15)
(2,972,735)

Change in net unrealized appreciation (depreciation) on:
Investments	3,174,686
Forward foreign currency exchange contracts	5,779
Futures contracts	(454,014)
Translation of assets and liabilities in foreign currencies	(2)
2,726,449

Net realized and unrealized gain (loss)	(246,286)

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,770,977

See Notes to Financial Statements.
23

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2024 AND MARCH 31, 2023
Increase (Decrease) in Net Assets	March 31, 2024	March 31, 2023
Operations
Net investment income (loss)	$5,017,263	$3,163,017
Net realized gain (loss)	(2,972,735)	(6,009,377)
Change in net unrealized appreciation (depreciation)	2,726,449	941,557
Net increase (decrease) in net assets resulting from operations	4,770,977	(1,904,803)

Distributions to Shareholders
From earnings:
Investor Class	(2,677,952)	(2,330,203)
I Class	(1,325,626)	(366,565)
Y Class	(326)	(247)
A Class	(265,141)	(183,206)
C Class	(23,860)	(12,196)
R Class	(33,538)	(23,917)
R5 Class	(28,241)	(21,785)
R6 Class	(653,301)	(265,916)
Decrease in net assets from distributions	(5,007,985)	(3,204,035)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	22,604,731	18,237,775

Net increase (decrease) in net assets	22,367,723	13,128,937

Net Assets
Beginning of period	85,377,141	72,248,204
End of period	$107,744,864	$85,377,141

See Notes to Financial Statements.
24

Notes to Financial Statements

MARCH 31, 2024

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Multisector Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek income. As a secondary objective, the fund seeks long-term capital appreciation.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, bank loan obligations, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

25

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Foreign Currency Translations — All assets and liabilities, including investment securities and other financial instruments, initially expressed in foreign currencies are translated into U.S. dollars each day at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

26

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2024.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Corporate Bonds	$985,664	—	—	—	$985,664
Preferred Stocks	320,056	—	—	—	320,056
Total Borrowings	$1,305,720	—	—	—	$1,305,720
Gross amount of recognized liabilities for securities lending transactions					$1,305,720
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

27

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.55%	0.45%	0.35%	0.55%	0.55%	0.55%	0.35%	0.30%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2024 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2024 totaled $178,760,138, of which $84,759,274 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2024 totaled $155,382,931, of which $73,498,377 represented U.S. Treasury and Government Agency obligations.

28

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2024		Year ended March 31, 2023
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,995,697	$17,535,788	2,657,310	$24,040,677
Issued in reinvestment of distributions	295,476	2,589,980	252,813	2,265,363
Redeemed	(3,336,866)	(29,089,545)	(2,329,142)	(20,909,892)
	(1,045,693)	(8,963,777)	580,981	5,396,148
I Class
Sold	4,113,330	35,596,843	1,212,673	10,810,399
Issued in reinvestment of distributions	151,208	1,325,277	40,987	366,513
Redeemed	(1,284,940)	(11,172,260)	(405,506)	(3,646,425)
	2,979,598	25,749,860	848,154	7,530,487
Y Class
Issued in reinvestment of distributions	37	326	27	247
A Class
Sold	184,741	1,610,446	240,484	2,183,818
Issued in reinvestment of distributions	21,333	187,024	14,923	133,870
Redeemed	(112,958)	(988,944)	(178,102)	(1,606,632)
	93,116	808,526	77,305	711,056
C Class
Sold	13,623	119,655	22,512	199,864
Issued in reinvestment of distributions	2,722	23,839	1,364	12,196
Redeemed	(12,240)	(105,890)	(2,405)	(21,610)
	4,105	37,604	21,471	190,450
R Class
Sold	42,950	372,521	56,341	509,358
Issued in reinvestment of distributions	3,804	33,316	2,635	23,593
Redeemed	(41,437)	(355,403)	(41,409)	(369,326)
	5,317	50,434	17,567	163,625
R5 Class
Sold	20,578	179,568	18,663	176,124
Issued in reinvestment of distributions	3,218	28,241	2,431	21,785
Redeemed	(11,371)	(99,418)	(5,850)	(51,884)
	12,425	108,391	15,244	146,025
R6 Class
Sold	923,605	8,053,469	614,884	5,520,194
Issued in reinvestment of distributions	74,437	652,195	29,684	265,796
Redeemed	(445,516)	(3,892,297)	(184,692)	(1,686,253)
	552,526	4,813,367	459,876	4,099,737
Net increase (decrease)	2,601,431	$22,604,731	2,020,625	$18,237,775
29

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$52,214,378	—
U.S. Treasury Securities	—	16,798,408	—
U.S. Government Agency Mortgage-Backed Securities	—	11,608,838	—
Collateralized Loan Obligations	—	7,218,250	—
Asset-Backed Securities	—	5,133,842	—
Collateralized Mortgage Obligations	—	3,899,255	—
Preferred Stocks	—	3,620,935	—
Commercial Mortgage-Backed Securities	—	3,469,151	—
Sovereign Governments and Agencies	—	1,160,690	—
Bank Loan Obligations	—	779,236	—
Short-Term Investments	$1,319,817	1,520,386	—
	$1,319,817	$107,423,369	—
Other Financial Instruments
Futures Contracts	$97,286	—	—
Forward Foreign Currency Exchange Contracts	—	$1,527	—
	$97,286	$1,527	—

Liabilities
Other Financial Instruments
Futures Contracts	$33,726	—	—

30

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $1,764,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $303,972.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $43,267,056 futures contracts purchased and $1,644,443 futures contracts sold.

31

Value of Derivative Instruments as of March 31, 2024

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$1,527	Unrealized depreciation on forward foreign currency exchange contracts	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$28,639
		$1,527		$28,639
*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2024

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$49,122	Change in net unrealized appreciation (depreciation) on swap agreements	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(3,450)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$5,779
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(1,206,053)	Change in net unrealized appreciation (depreciation) on futures contracts	(454,014)
		$(1,160,381)		$(448,235)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

32

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distributions Paid From
Ordinary income	$5,007,985	$3,204,035
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$108,267,761
Gross tax appreciation of investments	$1,826,719
Gross tax depreciation of investments	(1,351,294)
Net tax appreciation (depreciation) of investments	475,425
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	1
Net tax appreciation (depreciation)	$475,426
Other book-to-tax adjustments	$(80,671)
Undistributed ordinary income	$30,568
Accumulated short-term capital losses	$(5,488,936)
Accumulated long-term capital losses	$(4,817,655)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
33

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2024	$8.93	0.47	(0.07)	0.40	(0.47)	—	(0.47)	$8.86	4.72%	0.56%	0.56%	5.41%	5.41%	173%	$46,154
2023	$9.58	0.37	(0.65)	(0.28)	(0.37)	—	(0.37)	$8.93	(2.87)%	0.73%	0.73%	4.11%	4.11%	176%	$55,862
2022	$10.39	0.33	(0.59)	(0.26)	(0.34)	(0.21)	(0.55)	$9.58	(2.65)%	0.75%	0.75%	3.24%	3.24%	185%	$54,374
2021	$9.28	0.31	1.20	1.51	(0.32)	(0.08)	(0.40)	$10.39	16.47%	0.72%	0.75%	3.02%	2.99%	193%	$36,484
2020	$9.73	0.27	(0.45)	(0.18)	(0.27)	—	(0.27)	$9.28	(2.01)%	0.71%	0.75%	2.70%	2.66%	88%	$20,836
I Class
2024	$8.93	0.48	(0.07)	0.41	(0.48)	—	(0.48)	$8.86	4.83%	0.46%	0.46%	5.51%	5.51%	173%	$40,389
2023	$9.58	0.39	(0.66)	(0.27)	(0.38)	—	(0.38)	$8.93	(2.78)%	0.63%	0.63%	4.21%	4.21%	176%	$14,106
2022	$10.39	0.34	(0.59)	(0.25)	(0.35)	(0.21)	(0.56)	$9.58	(2.55)%	0.65%	0.65%	3.34%	3.34%	185%	$7,009
2021	$9.28	0.32	1.20	1.52	(0.33)	(0.08)	(0.41)	$10.39	16.59%	0.62%	0.65%	3.12%	3.09%	193%	$7,679
2020	$9.73	0.28	(0.45)	(0.17)	(0.28)	—	(0.28)	$9.28	(1.91)%	0.61%	0.65%	2.80%	2.76%	88%	$2,955

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2024	$8.93	0.49	(0.07)	0.42	(0.49)	—	(0.49)	$8.86	4.80%	0.36%	0.36%	5.61%	5.61%	173%	$6
2023	$9.58	0.38	(0.65)	(0.27)	(0.38)	—	(0.38)	$8.93	(2.70)%	0.53%	0.53%	4.31%	4.31%	176%	$6
2022	$10.39	0.35	(0.59)	(0.24)	(0.36)	(0.21)	(0.57)	$9.58	(2.36)%	0.55%	0.55%	3.44%	3.44%	185%	$6
2021	$9.28	0.33	1.20	1.53	(0.34)	(0.08)	(0.42)	$10.39	16.71%	0.52%	0.55%	3.22%	3.19%	193%	$6
2020	$9.73	0.30	(0.46)	(0.16)	(0.29)	—	(0.29)	$9.28	(1.78)%	0.51%	0.55%	2.90%	2.86%	88%	$5
A Class
2024	$8.93	0.45	(0.07)	0.38	(0.45)	—	(0.45)	$8.86	4.35%	0.81%	0.81%	5.16%	5.16%	173%	$5,704
2023	$9.58	0.35	(0.65)	(0.30)	(0.35)	—	(0.35)	$8.93	(3.01)%	0.98%	0.98%	3.86%	3.86%	176%	$4,918
2022	$10.39	0.31	(0.59)	(0.28)	(0.32)	(0.21)	(0.53)	$9.58	(2.89)%	1.00%	1.00%	2.99%	2.99%	185%	$4,535
2021	$9.28	0.28	1.21	1.49	(0.30)	(0.08)	(0.38)	$10.39	16.18%	0.97%	1.00%	2.77%	2.74%	193%	$3,791
2020	$9.73	0.24	(0.45)	(0.21)	(0.24)	—	(0.24)	$9.28	(2.26)%	0.96%	1.00%	2.45%	2.41%	88%	$1,762
C Class
2024	$8.93	0.39	(0.07)	0.32	(0.39)	—	(0.39)	$8.86	3.69%	1.56%	1.56%	4.41%	4.41%	173%	$550
2023	$9.58	0.29	(0.66)	(0.37)	(0.28)	—	(0.28)	$8.93	(3.84)%	1.73%	1.73%	3.11%	3.11%	176%	$517
2022	$10.39	0.23	(0.59)	(0.36)	(0.24)	(0.21)	(0.45)	$9.58	(3.62)%	1.75%	1.75%	2.24%	2.24%	185%	$349
2021	$9.28	0.20	1.21	1.41	(0.22)	(0.08)	(0.30)	$10.39	15.32%	1.72%	1.75%	2.02%	1.99%	193%	$176
2020	$9.73	0.17	(0.45)	(0.28)	(0.17)	—	(0.17)	$9.28	(2.99)%	1.71%	1.75%	1.70%	1.66%	88%	$202

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2024	$8.93	0.43	(0.07)	0.36	(0.43)	—	(0.43)	$8.86	4.09%	1.06%	1.06%	4.91%	4.91%	173%	$706
2023	$9.59	0.33	(0.67)	(0.34)	(0.32)	—	(0.32)	$8.93	(3.35)%	1.23%	1.23%	3.61%	3.61%	176%	$664
2022	$10.40	0.28	(0.59)	(0.31)	(0.29)	(0.21)	(0.50)	$9.59	(3.13)%	1.25%	1.25%	2.74%	2.74%	185%	$544
2021	$9.28	0.26	1.21	1.47	(0.27)	(0.08)	(0.35)	$10.40	15.88%	1.22%	1.25%	2.52%	2.49%	193%	$282
2020	$9.73	0.22	(0.45)	(0.23)	(0.22)	—	(0.22)	$9.28	(2.39)%	1.21%	1.25%	2.20%	2.16%	88%	$181
R5 Class
2024	$8.93	0.49	(0.07)	0.42	(0.49)	—	(0.49)	$8.86	4.93%	0.36%	0.36%	5.61%	5.61%	173%	$599
2023	$9.58	0.39	(0.65)	(0.26)	(0.39)	—	(0.39)	$8.93	(2.68)%	0.53%	0.53%	4.31%	4.31%	176%	$493
2022	$10.39	0.34	(0.57)	(0.23)	(0.37)	(0.21)	(0.58)	$9.58	(2.46)%	0.55%	0.55%	3.44%	3.44%	185%	$383
2021	$9.28	0.31	1.22	1.53	(0.34)	(0.08)	(0.42)	$10.39	16.70%	0.52%	0.55%	3.22%	3.19%	193%	$47
2020	$9.73	0.29	(0.45)	(0.16)	(0.29)	—	(0.29)	$9.28	(1.82)%	0.51%	0.55%	2.90%	2.86%	88%	$97
R6 Class
2024	$8.93	0.50	(0.07)	0.43	(0.50)	—	(0.50)	$8.86	4.99%	0.31%	0.31%	5.66%	5.66%	173%	$13,638
2023	$9.58	0.40	(0.66)	(0.26)	(0.39)	—	(0.39)	$8.93	(2.63)%	0.48%	0.48%	4.36%	4.36%	176%	$8,811
2022	$10.39	0.36	(0.59)	(0.23)	(0.37)	(0.21)	(0.58)	$9.58	(2.41)%	0.50%	0.50%	3.49%	3.49%	185%	$5,047
2021	$9.28	0.33	1.21	1.54	(0.35)	(0.08)	(0.43)	$10.39	16.76%	0.47%	0.50%	3.27%	3.24%	193%	$2,308
2020	$9.73	0.28	(0.44)	(0.16)	(0.29)	—	(0.29)	$9.28	(1.77)%	0.46%	0.50%	2.95%	2.91%	88%	$1,861

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
† Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the Multisector Income Fund and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Multisector Income Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2024

We have served as the auditor of one or more American Century investment companies since 1997.
38

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	31	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	86	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Retired; Chief Financial Officer, EMPIRE (digital media distribution) (2023); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	31	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	31	None
39

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	31	None
John M. Loder (1958)	Trustee	Since 2024	Retired; Lawyer, Ropes & Gray LLP (1984 to 2023)	31	None
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

40

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

41

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2023 through December 31, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

42

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92287 2405

Annual Report

March 31, 2024

Prime Money Market Fund
Investor Class (BPRXX)
A Class (ACAXX)
C Class (ARCXX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending March 31, 2024. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Surged While Bonds Delivered Modest Gains

Soaring U.S. Treasury yields weighed on bond returns for the first six months of the reporting period. Meanwhile, inflation slowed but remained well above the Federal Reserve’s (Fed’s) target, lending conditions tightened, and recession risk rose. This fueled expectations for a shift in Fed policy, which, along with better-than-expected earnings, helped U.S. stocks deliver modest gains.

The Fed lifted rates in May, paused in June and hiked again in July to a range of 5.25% to 5.5%, a 22-year high. The Fed left rates unchanged in September but warned that persistent above-target inflation may require more tightening. This news pushed Treasury yields to multiyear highs in October and sent stocks tumbling. By November, inflation showed signs of moderating, and the Fed held rates steady again, reviving investor enthusiasm. Then, in December, Fed policymakers expressed more confidence about the inflation outlook and forecasted three rate cuts for 2024. Against this backdrop, recession fears eased, Treasury yields declined, and stocks and bonds ended 2023 on a strong note.
Despite the Fed’s continued pause, yields reversed course again in early 2024 amid a steady stream of better-than-expected economic data and persistent inflation. But the bond market’s late-2023 rally helped the Bloomberg U.S. Aggregate Bond Index maintain a gain of 1.70% for the 12-month period. Most stock indices continued to rally into 2024, buoyed by solid corporate earnings and expectations for Fed rate cuts. The S&P 500 Index returned 29.88% for the 12-month period, and growth stocks generally outperformed value stocks.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, still-tight financial conditions, political uncertainty and slowing growth. In addition, the Israel-Hamas war and other tensions in the Middle East complicate the global backdrop and represent additional considerations for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2024
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BPRXX	5.04%	1.81%	1.18%	11/17/93
A Class	ACAXX	4.78%	1.65%	1.06%	8/28/98
C Class	ARCXX	4.25%	1.36%	0.84%	5/7/02
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Total Annual Fund Operating Expenses
Investor Class	A Class	C Class
0.58%	0.83%	1.33%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares. An investment in the fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor is not required to reimburse the fund for losses, and you should not expect that the sponsor will provide financial support to the fund at any time, including during periods of market stress..

The 7-day current yield more closely reflects the current earnings of the fund than the total return.
3

Fund Characteristics

MARCH 31, 2024
Yields	Investor Class	A Class	C Class
7-Day Current Yield	4.99%	4.74%	4.26%
7-Day Effective Yield	5.11%	4.86%	4.34%

Portfolio at a Glance
Weighted Average Maturity	34 days
Weighted Average Life	65 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	67%
31-90 days	19%
91-180 days	11%
More than 180 days	3%
4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
5

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period(1) 10/1/23 - 3/31/24	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,025.60	$2.94	0.58%
A Class	$1,000	$1,024.30	$4.20	0.83%
C Class	$1,000	$1,021.80	$6.72	1.33%
Hypothetical
Investor Class	$1,000	$1,022.10	$2.93	0.58%
A Class	$1,000	$1,020.85	$4.19	0.83%
C Class	$1,000	$1,018.35	$6.71	1.33%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

MARCH 31, 2024

	Principal Amount	Value
CORPORATE BONDS — 33.3%
12th & Yesler Owner LLC, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	$27,000,000	$27,000,000
412 Madison LLC, VRDN, 5.45%, 4/4/24 (LOC: FNMA)	18,500,000	18,500,000
500 Columbia Place LLC, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	7,000,000	7,000,000
AHI Fund II LLC, VRDN, 5.40%, 4/4/24 (LOC: PNC Bank N.A.)	7,500,000	7,500,000
Allen C Stonecipher Life Insurance Trust, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	17,880,000	17,880,000
Anton Santa Cruz LLC, Series A, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	30,265,000	30,265,000
Athene Global Funding, VRN, 6.03%, (SOFR plus 0.70%), 5/24/24(1)	23,400,000	23,411,959
Banco Santander SA, 3.89%, 5/24/24	6,400,000	6,384,640
Banco Santander SA, 2.71%, 6/27/24	3,200,000	3,178,569
Banco Santander SA, VRN, 5.74%, 6/30/24	9,000,000	8,995,851
Bank of America Corp., VRN, 5.74%, (SOFR plus 0.41%), 6/14/24	23,757,000	23,751,418
Bank of Montreal, 0.625%, 7/9/24	2,113,000	2,085,348
Bank of Montreal, VRN, 5.63%, (SOFR plus 0.30%), 7/8/24	20,000,000	20,000,000
Bank of Nova Scotia, 0.70%, 4/15/24	28,278,000	28,223,788
Bank of Nova Scotia, 0.65%, 7/31/24	1,927,000	1,895,936
Bank of Nova Scotia, VRN, 5.78%, (SOFR plus 0.45%), 4/15/24	2,516,000	2,516,130
Barbour Issuing Trust, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	11,000,000	11,000,000
Bellevue 10 Apartments LLC, VRDN, 5.49%, 4/7/24 (LOC: Northern Trust Company)	12,670,000	12,670,000
BPCE SA, 4.00%, 4/15/24	4,894,000	4,890,692
Canadian Imperial Bank of Commerce, 3.10%, 4/2/24	1,500,000	1,499,885
CG-USA Simi Valley LP, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	9,500,000	9,500,000
Champion Insurance Trust, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	4,320,000	4,320,000
Commonwealth Bank of Australia, VRN, 6.40%, (SOFR plus 1.08%), 6/4/24(1)	3,000,000	3,003,640
Cooperatieve Rabobank UA, 2.63%, 7/22/24(1)	4,085,000	4,046,260
Credit Agricole SA, 3.25%, 10/4/24(1)	15,205,000	15,024,189
Credit Suisse AG, 4.75%, 8/9/24	61,525,000	61,320,379
Cypress Bend Real Estate Development Co. LLC, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	12,345,000	12,345,000
Federation des Caisses Desjardins du Quebec, 0.70%, 5/21/24(1)	2,000,000	1,986,671
Federation des Caisses Desjardins du Quebec, VRN, 5.76%, (SOFR plus 0.43%), 5/21/24(1)	10,340,000	10,340,530
Fiore Capital LLC, VRDN, 5.45%, 4/4/24 (LOC: Wells Fargo Bank N.A.)	12,160,000	12,160,000
Foothill Garden NV Investors LLC, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	10,950,000	10,950,000
General Secretariat of the Organization of American States, VRDN, 5.40%, 4/9/24 (LOC: Bank of America N.A.)	11,615,000	11,615,000
Gold River 659 LLC, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	12,000,000	12,000,000
Jefferson Exchange at Riverside LLC, Series B, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	10,235,000	10,235,000
JoEllyn G Slott Family Trust, Series 2023, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	6,035,000	6,035,000
JPMorgan Chase & Co., 3.63%, 5/13/24	3,490,000	3,482,126
KDF Glenview LP, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	8,000,000	8,000,000
7

	Principal Amount	Value
Krawitz Family Insurance Trust, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	$4,000,000	$4,000,000
Labcon North America, VRDN, 5.50%, 4/4/24 (LOC: BMO Harris Bank N.A.)	5,640,000	5,640,000
Labcon North America, VRDN, 5.50%, 4/4/24 (LOC: BMO Harris Bank N.A.)	1,890,000	1,890,000
Ness Family Partners LP, VRDN, 5.50%, 4/4/24 (LOC: BMO Harris Bank N.A.)	4,805,000	4,805,000
Nicholas David Nurse 2020 Irrevocable Trust, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	9,780,000	9,780,000
Nuveen Credit Strategies Income Fund, VRDN, 5.50%, 4/4/24 (LOC: Societe Generale SA)(1)	16,000,000	16,000,000
Nuveen Preferred & Income Opportunities Fund, VRDN, 5.51%, 4/4/24 (LOC: Sumitomo Mitsui Banking)(1)	20,000,000	20,000,000
Nuveen Variable Rate Preferred & Income Fund, VRDN, 5.54%, 4/4/24 (LOC: Toronto-Dominion Bank)(1)	42,500,000	42,500,000
Royal Bank of Canada, 2.55%, 7/16/24	1,600,000	1,586,574
Royal Bank of Canada, 2.25%, 11/1/24	29,147,000	28,625,745
Royal Bank of Canada, VRN, 5.69%, (SOFR plus 0.36%), 7/29/24	6,635,000	6,635,313
Shil Park Irrevocable Life Insurance Trust, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	21,000,000	21,000,000
SRM Culver City LP, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	12,200,000	12,200,000
SRMHayward LLC, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	11,800,000	11,800,000
Steve Welch Family Insurance Trust, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	2,805,000	2,805,000
Synergy Colgan Creek LLC, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	14,030,000	14,030,000
Toronto-Dominion Bank, 4.29%, 9/13/24	9,206,000	9,152,519
Toronto-Dominion Bank, VRN, 4.24%, 5/1/24	13,500,000	13,500,000
UBS AG, VRN, 5.78%, (SOFR plus 0.45%), 8/9/24(1)	11,773,000	11,777,156
Uptown Newport Building Owner LP, VRDN, 5.50%, 4/4/24 (LOC: Landesbank Hessen-Thuringen Girozentrale)	17,355,000	17,355,000
TOTAL CORPORATE BONDS		710,095,318
COMMERCIAL PAPER(2) — 23.4%
Alinghi Funding Co. LLC, 5.76%, 4/10/24 (LOC: UBS AG)(1)	16,500,000	16,476,570
Alinghi Funding Co. LLC, 5.56%, 6/6/24 (LOC: UBS AG)(1)	15,000,000	14,849,300
ANZ New Zealand International Ltd., 5.71%, 6/3/24(1)	22,000,000	21,783,245
Australia & New Zealand Banking Group Ltd., 5.62%, 7/1/24(1)	10,730,000	10,579,738
Australia & New Zealand Banking Group Ltd., VRN, 5.80%, (SOFR plus 0.47%), 7/25/24(1)	4,750,000	4,750,000
Banco Santander SA, 5.60%, (SOFR plus 0.28%), 8/21/24(1)	10,000,000	10,000,000
Bank of Montreal, 5.79%, 4/3/24	18,000,000	17,994,285
Bedford Row Funding Corp., VRN, 5.91%, (SOFR plus 0.58%), 7/25/24 (LOC: Royal Bank of Canada)(1)	15,000,000	15,000,000
Cabot Trail Funding LLC, 5.72%, 5/9/24 (LOC: Toronto-Dominion Bank)(1)	23,000,000	22,863,073
Chariot Funding LLC, 5.62%, (SOFR plus 0.30%), 8/9/24 (LOC: JP Morgan Chase Bank)(1)	50,000,000	50,000,000
Chesham Finance Ltd./Chesham Finance LLC, 5.40%, 4/1/24 (LOC: Citigroup Global Markets Ltd.)(1)	42,000,000	42,000,000
Collateralized Commercial Paper FLEX Co. LLC, 5.65%, (SOFR plus 0.32%), 7/3/24 (LOC: JP Morgan Securities LLC)(1)	10,000,000	10,000,000
DNB Bank ASA, 5.71%, 4/12/24(1)	4,750,000	4,741,829
Ionic Funding LLC, 5.52%, 5/24/24 (LOC: Bank Of America N.A.)(1)	10,000,000	9,919,911
JP Morgan Securities LLC, VRN, 5.93%, (SOFR plus 0.61%), 10/21/24(1)	36,500,000	36,500,000
8

	Principal Amount	Value
JP Morgan Securities LLC, VRN, 5.69%, (SOFR plus 0.37%), 1/27/25(1)	$14,250,000	$14,250,000
Old Line Funding LLC, 5.62%, (SOFR plus 0.30%), 10/4/24 (LOC: Royal Bank of Canada)(1)	20,000,000	20,000,000
Old Line Funding LLC, VRN, 5.84%, (SOFR plus 0.52%), 4/4/24 (LOC: Royal Bank of Canada)(1)	18,000,000	18,000,000
Overwatch Alpha Funding LLC, 5.41%, 4/1/24 (LOC: Bank of Nova Scotia)(1)	60,000,000	60,000,000
Podium Funding Trust, 5.79%, 7/11/24 (LOC: Bank of Montreal)(1)	25,000,000	24,599,507
Podium Funding Trust, VRN, 5.80%, (SOFR plus 0.47%), 6/6/24 (LOC: Bank of Montreal)	50,000,000	50,000,000
Societe Generale SA, 5.36%, 4/1/24(1)	12,595,000	12,595,000
Thunder Bay Funding LLC, VRN, 5.75%, (SOFR plus 0.43%), 6/10/24 (LOC: Royal Bank of Canada)(1)	874,000	873,985
Toyota Credit de Puerto Rico Corp., 5.75%, 4/2/24(1)	12,000,000	11,998,110
TOTAL COMMERCIAL PAPER		499,774,553
MUNICIPAL SECURITIES — 22.9%
Board of Governors of Colorado State University System , 5.48%, 7/23/24(2)	12,000,000	11,796,600
Bridgeton Industrial Development Authority Rev., (Stolze Printing Obligated Group), VRDN, 5.61%, 4/4/24 (LOC: Carrollton Bank and U.S. Bank N.A.)	950,000	950,000
Broward County Rev., (Embraer Aircraft Holding, Inc.), VRDN, Series B, 5.41%, 4/4/24 (LOC: Citibank N.A.)	5,000,000	5,000,000
City & County of San Francisco COP, VRDN, 5.50%, 4/4/24 (LIQ FAC: Morgan Stanley Bank N.A.)(1)	18,000,000	18,000,000
Deutsche Bank Spears/Lifers Trust Rev., VRDN, Series DBE-8902, 5.89%, 7/1/24 (LIQ FAC: Deutsche Bank A.G.)(GA: Deutsche Bank A.G.)(1)	62,405,000	62,405,000
Deutsche Bank Spears/Lifers Trust Rev., VRDN, Series DBE-8908, 5.89%, 7/1/24 (LIQ FAC: Deutsche Bank A.G.)(GA: Deutsche Bank A.G.)(1)	36,630,000	36,630,000
Illinois Housing Development Authority Rev., (RMW Lake Shore LLC), VRDN, Series C-3, 5.35%, 4/4/24 (LOC: Wells Fargo Bank N.A.)	10,000	10,000
Kentucky Housing Corp. Rev., VRDN, Series B, 5.48%, 4/4/24 (SBBPA: Kentucky Housing Corp.)	2,835,000	2,835,000
Kentucky Housing Corp. Rev., VRDN, Series J, 5.45%, 4/4/24 (SBBPA: Kentucky Housing Corp.)	1,200,000	1,200,000
Kentucky Housing Corp. Rev., VRDN, Series O, 5.45%, 4/4/24 (SBBPA: Kentucky Housing Corp.)	1,540,000	1,540,000
Metropolitan Transportation Authority Payroll Mobility Tax , Series A, 5.50%, 12/19/24	12,000,000	12,008,091
Mizuho Floater/Residual Trust Rev., VRDN, 5.59%, 5/2/24 (LOC: Mizuho Capital Markets LLC)(LIQ FAC:Mizuho Capital Markets LLC)(1)	9,040,302	9,040,302
Mizuho Floater/Residual Trust Rev., VRDN, 5.59%, 5/2/24 (LOC: Mizuho Capital Markets LLC)(LIQ FAC:Mizuho Capital Markets LLC)(1)	14,164,340	14,164,340
Mizuho Floater/Residual Trust Rev., VRDN, Series 2023-MIZ9147TX, 5.73%, 5/2/24 (LIQ FAC: Mizuho Capital Markets LLC)(1)	10,220,000	10,220,000
Mizuho Floater/Residual Trust Rev., VRDN, Series 2024-MIZ9164TX, 5.55%, 5/2/24 (LIQ FAC: Mizuho Capital Markets LLC)(1)	26,850,000	26,850,000
New Hampshire Business Finance Authority Rev., (Hanwha Q Cells USA, Inc.), VRDN, 5.60%, 4/4/24 (LOC: Kookmin Bank)(1)	50,000,000	50,000,000
New York City Municipal Water Finance Authority Rev., (New York City Water & Sewer System), VRDN, 5.50%, 4/4/24 (LIQ FAC: Citibank N.A.)(1)	16,000,000	16,000,000
9

	Principal Amount	Value
New York State Dormitory Authority Rev., VRDN, 5.50%, 4/4/24 (LIQ FAC: Morgan Stanley Bank N.A.)(1)	$16,000,000	$16,000,000
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), VRDN, Series 2016-XFT910, 5.50%, 4/4/24 (LIQ FAC: Morgan Stanley Bank N.A.)(1)	11,215,000	11,215,000
Pasadena Public Financing Authority Rev., (City of Pasadena CA), VRDN, 5.47%, 4/4/24 (LOC: BMO Harris Bank N.A.)(SBBPA: BMO Harris Bank N.A.)	14,900,000	14,900,000
Public Finance Authority Rev., (Brannan Associates LLC), VRDN, 5.48%, 4/4/24 (LOC: East West Bank and FHLB)	7,690,000	7,690,000
South Dakota Housing Development Authority Rev., VRDN, 5.40%, 4/4/24	13,185,000	13,185,000
South Dakota Housing Development Authority Rev., VRDN, Series C, 5.40%, 4/4/24 (SBBPA: South Dakota Housing Development Authority)	12,370,000	12,370,000
St. Charles Parish Rev., (Randa Properties LLC), VRDN, 5.48%, 4/4/24 (LOC: Capital One N.A. and FHLB)	695,000	695,000
State of California Department of Water Resources , 5.45%, 4/4/24	3,663,000	3,662,985
State of Oregon Housing & Community Services Department Rev., VRDN, Series D, 5.40%, 4/4/24 (SBBPA: U.S. Bank N.A.)	13,895,000	13,895,000
Taxable Municipal Funding Trust Rev., VRDN, 5.62%, 5/2/24 (LOC: Barclays Bank PLC)(LIQ FAC: Barclays Bank PLC)(1)	6,801,000	6,801,000
Taxable Municipal Funding Trust Rev., VRDN, 5.62%, 5/2/24 (LOC: Barclays Bank PLC)(1)	13,750,000	13,750,000
Taxable Municipal Funding Trust Rev., VRDN, 5.62%, 5/2/24 (LOC: Barclays Bank PLC)(1)	21,330,000	21,330,000
Taxable Municipal Funding Trust Rev., VRDN, Series BTMFT-2024, 5.62%, 5/2/24 (LOC: Barclays Bank PLC)(1)	37,000,000	37,000,000
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 5.47%, 4/4/24 (LOC: Barclays Bank PLC)(1)	17,338,623	17,338,623
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 5.50%, 4/4/24 (LIQ FAC: JP Morgan Chase Bank N.A)(1)	2,590,000	2,590,000
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 5.50%, 4/4/24 (LIQ FAC: JP Morgan Chase Bank N.A)(1)	3,500,000	3,500,000
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 5.50%, 4/4/24 (LIQ FAC: JP Morgan Chase Bank N.A)(1)	3,900,000	3,900,000
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 5.50%, 4/4/24 (LIQ FAC: Royal Bank of Canada)(1)	5,000,000	5,000,000
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 5.50%, 4/4/24 (LIQ FAC: JP Morgan Chase Bank N.A)(1)	5,625,000	5,625,000
TOTAL MUNICIPAL SECURITIES		489,096,941
U.S. TREASURY SECURITIES(2) — 19.9%
U.S. Treasury Bills, 5.34%, 4/2/24	19,411,000	19,408,161
U.S. Treasury Bills, 5.32%, 4/4/24	25,000,000	24,989,073
U.S. Treasury Bills, 5.31%, 4/9/24	10,000,000	9,988,355
U.S. Treasury Bills, 5.34%, 4/16/24	30,000,000	29,934,125
U.S. Treasury Bills, 5.32%, 4/23/24	35,000,000	34,887,556
U.S. Treasury Bills, 5.31%, 5/7/24	15,000,000	14,920,803
U.S. Treasury Bills, 5.35%, 5/14/24	30,000,000	29,810,979
U.S. Treasury Bills, 5.34%, 5/16/24	20,000,000	19,868,250
U.S. Treasury Bills, 5.34%, 5/21/24	20,000,000	19,853,611
U.S. Treasury Bills, 5.36%, 5/28/24	50,000,000	49,589,652
U.S. Treasury Bills, 5.31%, 5/30/24	5,000,000	4,957,061
U.S. Treasury Bills, 5.31%, 6/6/24	20,000,000	19,807,867
U.S. Treasury Bills, 5.32%, 6/13/24	14,300,000	14,147,765
U.S. Treasury Bills, 5.30%, 7/2/24	10,000,000	9,866,472
U.S. Treasury Notes, 4.13%, 1/31/25	15,000,000	14,879,980
10

	Principal Amount	Value
U.S. Treasury Notes, VRN, 5.23%, (3-month USBMMY minus 0.08%), 4/30/24	$14,030,000	$14,028,607
U.S. Treasury Notes, VRN, 5.34%, (3-month USBMMY plus 0.04%), 7/31/24	33,605,000	33,598,331
U.S. Treasury Notes, VRN, 5.50%, (3-month USBMMY plus 0.20%), 1/31/25	35,000,000	35,028,289
U.S. Treasury Notes, VRN, 5.47%, (3-month USBMMY plus 0.17%), 4/30/25	25,000,000	25,015,894
TOTAL U.S. TREASURY SECURITIES		424,580,831
CERTIFICATES OF DEPOSIT — 2.8%
Royal Bank of Canada, VRN, 5.77%, (SOFR plus 0.44%), 6/20/24(1)	16,000,000	16,000,000
Toronto-Dominion Bank, 6.02%, 4/1/24	10,000,000	10,000,000
Wells Fargo Bank NA, VRN, 5.85%, (SOFR plus 0.52%), 6/4/24(1)	1,500,000	1,500,654
Wells Fargo Bank NA, VRN, 5.98%, (SOFR plus 0.65%), 7/3/24(1)	10,500,000	10,503,953
Wells Fargo Bank NA, VRN, 5.93%, (SOFR plus 0.60%), 8/2/24(1)	1,566,000	1,566,258
Wells Fargo Bank NA, VRN, 5.91%, (SOFR plus 0.58%), 8/8/24(1)	19,750,000	19,750,000
TOTAL CERTIFICATES OF DEPOSIT		59,320,865
TOTAL INVESTMENT SECURITIES — 102.3%		2,182,868,508
OTHER ASSETS AND LIABILITIES — (2.3)%		(49,599,484)
TOTAL NET ASSETS — 100.0%		$2,133,269,024

NOTES TO SCHEDULE OF INVESTMENTS
COP	–	Certificates of Participation
FHLB	–	Federal Home Loan Bank
FNMA	–	Federal National Mortgage Association
GA	–	Guaranty Agreement
LIQ FAC	–	Liquidity Facilities
LOC	–	Letter of Credit
SBBPA	–	Standby Bond Purchase Agreement
SOFR	–	Secured Overnight Financing Rate
USBMMY	–	U.S. Treasury Bill Money Market Yield
VRDN	–	Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $1,016,550,803, which represented 47.7% of total net assets.
(2)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

MARCH 31, 2024
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$2,182,868,508
Cash	501,022
Receivable for investments sold	5,430,000
Receivable for capital shares sold	1,227,948
Interest receivable	11,662,930
2,201,690,408

Liabilities
Payable for investments purchased	64,589,652
Payable for capital shares redeemed	2,807,502
Accrued management fees	1,017,890
Distribution and service fees payable	6,340
68,421,384

Net Assets	$2,133,269,024

Net Assets Consist of:
Capital paid in	$2,133,343,349
Distributable earnings (loss)	(74,325)
$2,133,269,024

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$2,106,170,073	2,106,390,938	$1.00
A Class	$25,919,702	25,909,086	$1.00
C Class	$1,179,249	1,178,578	$1.00

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED MARCH 31, 2024
Investment Income (Loss)
Income:
Interest	$110,986,188

Expenses:
Management fees	11,524,816
Distribution and service fees:
A Class	63,607
C Class	10,932
Trustees' fees and expenses	153,330
Other expenses	2,753
11,755,438

Net investment income (loss)	99,230,750

Net realized gain (loss) on investment transactions	99,979

Net Increase (Decrease) in Net Assets Resulting from Operations	$99,330,729

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2024 AND MARCH 31, 2023
Increase (Decrease) in Net Assets	March 31, 2024	March 31, 2023
Operations
Net investment income (loss)	$99,230,750	$44,072,027
Net realized gain (loss)	99,979	(155,511)
Net increase (decrease) in net assets resulting from operations	99,330,729	43,916,516

Distributions to Shareholders
From earnings:
Investor Class	(97,979,014)	(43,531,140)
A Class	(1,189,218)	(474,260)
C Class	(60,271)	(66,914)
Decrease in net assets from distributions	(99,228,503)	(44,072,314)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 4)	201,137,910	196,338,596

Net increase (decrease) in net assets	201,240,136	196,182,798

Net Assets
Beginning of period	1,932,028,888	1,735,846,090
End of period	$2,133,269,024	$1,932,028,888

See Notes to Financial Statements.
14

Notes to Financial Statements

MARCH 31, 2024

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Prime Money Market Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to earn the highest level of current income while preserving the value of your investment.

The fund offers the Investor Class, A Class and C Class. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually. Investments are generally valued at amortized cost, which approximates fair value. If the valuation designee determines that the valuation methods do not reflect an investment’s fair value, such investment is valued as determined in good faith by the valuation designee.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. The fund may purchase a security and at the same time make a commitment to sell the same security at a future settlement date at a specified price. The difference between the purchase price and the sale price of these simultaneous transactions is reflected as interest income.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.
15

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The rates for the Investment Category Fee range from 0.2370% to 0.3500% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for each class for the period ended March 31, 2024 was 0.57%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 0.75%, of which 0.25% is paid for individual shareholder services and 0.50% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2024 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.
16

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2024		Year ended March 31, 2023
	Shares	Amount	Shares	Amount
Investor Class
Sold	959,114,985	$959,114,985	958,249,205	$958,249,205
Issued in reinvestment of distributions	96,188,502	96,188,502	43,437,536	43,437,536
Redeemed	(855,158,950)	(855,158,950)	(803,198,295)	(803,198,295)
	200,144,537	200,144,537	198,488,446	198,488,446
A Class
Sold	11,790,692	11,790,692	8,940,745	8,940,745
Issued in reinvestment of distributions	1,179,857	1,179,857	474,260	474,260
Redeemed	(11,009,640)	(11,009,640)	(6,894,660)	(6,894,660)
	1,960,909	1,960,909	2,520,345	2,520,345
C Class
Sold	1,673,256	1,673,256	2,117,360	2,117,360
Issued in reinvestment of distributions	59,556	59,556	66,914	66,914
Redeemed	(2,700,348)	(2,700,348)	(6,854,469)	(6,854,469)
	(967,536)	(967,536)	(4,670,195)	(4,670,195)
Net increase (decrease)	201,137,910	$201,137,910	196,338,596	$196,338,596

5. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

17

6. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distributions Paid From
Ordinary income	$99,228,503	$44,072,314
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2024, the fund had undistributed ordinary income for federal income tax purposes of $2,247.

As of March 31, 2024, the fund had accumulated short-term capital losses of $(76,572), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes.
The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
18

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2024	$1.00	0.05	—(2)	0.05	(0.05)	—	(0.05)	$1.00	5.04%	0.58%	0.58%	4.93%	4.93%	$2,106,170
2023	$1.00	0.02	—(2)	0.02	(0.02)	—	(0.02)	$1.00	2.38%	0.58%	0.58%	2.40%	2.40%	$1,905,924
2022	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.18%	0.58%	0.01%	(0.39)%	$1,707,589
2021	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.10%	0.35%	0.58%	0.09%	(0.14)%	$1,692,242
2020	$1.00	0.02	—(2)	0.02	(0.02)	—(2)	(0.02)	$1.00	1.61%	0.58%	0.58%	1.58%	1.58%	$1,594,491
A Class
2024	$1.00	0.05	—(2)	0.05	(0.05)	—	(0.05)	$1.00	4.78%	0.83%	0.83%	4.68%	4.68%	$25,920
2023	$1.00	0.02	—(2)	0.02	(0.02)	—	(0.02)	$1.00	2.15%	0.81%	0.83%	2.17%	2.15%	$23,958
2022	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.18%	0.83%	0.01%	(0.64)%	$21,439
2021	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.05%	0.40%	0.83%	0.04%	(0.39)%	$20,022
2020	$1.00	0.01	—(2)	0.01	(0.01)	—(2)	(0.01)	$1.00	1.36%	0.83%	0.83%	1.33%	1.33%	$21,448
C Class
2024	$1.00	0.04	—(2)	0.04	(0.04)	—	(0.04)	$1.00	4.25%	1.33%	1.33%	4.18%	4.18%	$1,179
2023	$1.00	0.02	—(2)	0.02	(0.02)	—	(0.02)	$1.00	1.73%	1.18%	1.33%	1.80%	1.65%	$2,147
2022	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.21%	1.33%	(0.02)%	(1.14)%	$6,818
2021	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.60%	1.33%	(0.16)%	(0.89)%	$2,622
2020	$1.00	0.01	—(2)	0.01	(0.01)	—(2)	(0.01)	$1.00	0.85%	1.33%	1.33%	0.83%	0.83%	$23,253

Notes to Financial Highlights
(1)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(2)Per-share amount was less than $0.005.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the Prime Money Market Fund and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Prime Money Market Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for the three years then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for the three years then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2024

We have served as the auditor of one or more American Century investment companies since 1997.
21

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	31	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	86	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Retired; Chief Financial Officer, EMPIRE (digital media distribution) (2023); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	31	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	31	None
22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	31	None
John M. Loder (1958)	Trustee	Since 2024	Retired; Lawyer, Ropes & Gray LLP (1984 to 2023)	31	None
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

24

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2023 through December 31, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

25

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Portfolio Holdings Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) each month on Form N-MFP. The fund’s Form N-MFP reports are available on its website at americancentury.com and on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent first and third quarters of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92284 2405

Annual Report

March 31, 2024

Short Duration Fund
Investor Class (ACSNX)
I Class (ASHHX)
A Class (ACSQX)
C Class (ACSKX)
R Class (ACSPX)
R5 Class (ACSUX)
R6 Class (ASDDX)
G Class (ASDOX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending March 31, 2024. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Surged While Bonds Delivered Modest Gains

Soaring U.S. Treasury yields weighed on bond returns for the first six months of the reporting period. Meanwhile, inflation slowed but remained well above the Federal Reserve’s (Fed’s) target, lending conditions tightened, and recession risk rose. This fueled expectations for a shift in Fed policy, which, along with better-than-expected earnings, helped U.S. stocks deliver modest gains.

The Fed lifted rates in May, paused in June and hiked again in July to a range of 5.25% to 5.5%, a 22-year high. The Fed left rates unchanged in September but warned that persistent above-target inflation may require more tightening. This news pushed Treasury yields to multiyear highs in October and sent stocks tumbling. By November, inflation showed signs of moderating, and the Fed held rates steady again, reviving investor enthusiasm. Then, in December, Fed policymakers expressed more confidence about the inflation outlook and forecasted three rate cuts for 2024. Against this backdrop, recession fears eased, Treasury yields declined, and stocks and bonds ended 2023 on a strong note.
Despite the Fed’s continued pause, yields reversed course again in early 2024 amid a steady stream of better-than-expected economic data and persistent inflation. But the bond market’s late-2023 rally helped the Bloomberg U.S. Aggregate Bond Index maintain a gain of 1.70% for the 12-month period. Most stock indices continued to rally into 2024, buoyed by solid corporate earnings and expectations for Fed rate cuts. The S&P 500 Index returned 29.88% for the 12-month period, and growth stocks generally outperformed value stocks.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, still-tight financial conditions, political uncertainty and slowing growth. In addition, the Israel-Hamas war and other tensions in the Middle East complicate the global backdrop and represent additional considerations for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2024
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACSNX	3.58%	1.64%	1.55%	—	11/30/06
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	—	3.49%	1.36%	1.29%	—	—
I Class	ASHHX	3.68%	1.74%	—	1.80%	4/10/17
A Class	ACSQX					11/30/06
No sales charge		3.22%	1.37%	1.28%	—
With sales charge		0.89%	0.91%	1.05%	—
C Class	ACSKX	2.44%	0.63%	0.53%	—	11/30/06
R Class	ACSPX	2.95%	1.13%	1.03%	—	11/30/06
R5 Class	ACSUX	3.78%	1.84%	1.75%	—	11/30/06
R6 Class	ASDDX	3.84%	1.89%	—	1.90%	7/28/17
G Class	ASDOX	4.16%	—	—	1.36%	11/4/20
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2024
Investor Class — $11,660

Bloomberg U.S. 1-3 Year Government/Credit Bond Index — $11,367

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.57%	0.47%	0.82%	1.57%	1.07%	0.37%	0.32%	0.32%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Jeff Houston, Paul Norris, Jim Platz and Charles Tan

Effective November 10, 2023, Paul Norris joined the portfolio’s management team. Peter Van Gelderen left the team August 31, 2023.

Performance Summary

Short Duration returned 3.58%* for the 12 months ended March 31, 2024. By comparison, the Bloomberg U.S. 1-3 Year Government/Credit Bond Index returned 3.49%. Fund returns reflect operating expenses, while index returns do not.

Late-2023 Rally Drove Bond Market Gains

Healthy economic data, above-target inflation and restrictive Federal Reserve (Fed) policy helped drive up Treasury yields through October, when they reached multiyear highs. Then, amid moderating inflation and expectations for a Fed policy pivot, yields reversed course and dropped sharply by year-end, triggering a fourth-quarter 2023 rally among bonds. The Fed adopted a more dovish tone and penciled in three rate cuts for 2024. This action left many investors optimistic that the Fed could avoid a recession by engineering a soft landing.

However, in early 2024, persistent inflation, relatively healthy economic data and an uncertain Fed rate-cut timetable pushed Treasury yields higher again and bond returns lower. Overall, the 10-year Treasury yield ended the 12-month period at 4.21%, 74 basis points (bps) higher than a year earlier. The two-year Treasury climbed 60 bps to 4.63%. Nevertheless, the late-2023 rally generally helped investment-grade bonds maintain modest 12-month gains.

Sector Allocations, Security Selection Drove Outperformance

Our sector allocation decisions strongly contributed to performance, largely due to an out-of-index position in the securitized sector. An underweight position versus the index in government securities, an out-of-index position in high-yield corporate bonds and an overweight in investment-grade corporates also boosted results.

Additionally, security selection modestly contributed to results. Positive results from our investment-grade corporates more than offset negative effects from security selection in the government sector.

Duration Detracted from Relative Performance

Compared with the index, our duration positioning hindered results for the 12-month period. Amid mounting recession risk, we extended duration through late 2023. This positioning aided results in the fourth quarter of 2023, when yields rallied, but it weighed on results overall as yields rose for the 12 months.

We reduced the portfolio’s duration exposure in late 2023 and early 2024. However, given our expectations for economic growth to slow, we still believe maintaining a modest duration overweight is prudent.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

MARCH 31, 2024
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	41.5%
Corporate Bonds	36.5%
Collateralized Mortgage Obligations	8.7%
Collateralized Loan Obligations	4.1%
Asset-Backed Securities	3.0%
U.S. Government Agency Securities	2.6%
Commercial Mortgage-Backed Securities	1.9%
Bank Loan Obligations	0.2%
U.S. Government Agency Mortgage-Backed Securities	0.0%
Short-Term Investments	3.2%
Other Assets and Liabilities	(1.7)%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period(1) 10/1/23 - 3/31/24	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,035.30	$2.90	0.57%
I Class	$1,000	$1,035.80	$2.39	0.47%
A Class	$1,000	$1,032.90	$4.17	0.82%
C Class	$1,000	$1,030.10	$7.97	1.57%
R Class	$1,000	$1,031.60	$5.43	1.07%
R5 Class	$1,000	$1,036.30	$1.88	0.37%
R6 Class	$1,000	$1,036.60	$1.63	0.32%
G Class	$1,000	$1,038.20	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,022.15	$2.88	0.57%
I Class	$1,000	$1,022.65	$2.38	0.47%
A Class	$1,000	$1,020.90	$4.14	0.82%
C Class	$1,000	$1,017.15	$7.92	1.57%
R Class	$1,000	$1,019.65	$5.40	1.07%
R5 Class	$1,000	$1,023.15	$1.87	0.37%
R6 Class	$1,000	$1,023.40	$1.62	0.32%
G Class	$1,000	$1,024.95	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

MARCH 31, 2024

	Principal Amount/Shares	Value
U.S. TREASURY SECURITIES — 41.5%
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/27	$11,347,290	$10,799,812
U.S. Treasury Inflation-Indexed Notes, 1.625%, 10/15/27	3,123,450	3,094,126
U.S. Treasury Inflation-Indexed Notes, 1.25%, 4/15/28	1,028,230	999,111
U.S. Treasury Inflation-Indexed Notes, 2.375%, 10/15/28	2,517,325	2,576,430
U.S. Treasury Notes, 1.50%, 2/15/25(1)	5,000,000	4,845,860
U.S. Treasury Notes, 1.125%, 2/28/25(1)	34,000,000	32,809,133
U.S. Treasury Notes, 2.625%, 4/15/25	28,000,000	27,327,655
U.S. Treasury Notes, 4.25%, 5/31/25	18,500,000	18,351,494
U.S. Treasury Notes, 4.625%, 6/30/25	100,000,000	99,652,344
U.S. Treasury Notes, 5.00%, 8/31/25	40,000,000	40,087,500
U.S. Treasury Notes, 0.75%, 3/31/26	20,000,000	18,534,375
U.S. Treasury Notes, 4.625%, 9/15/26	24,000,000	24,056,250
U.S. Treasury Notes, 0.875%, 9/30/26	12,000,000	10,984,219
U.S. Treasury Notes, 4.625%, 11/15/26	125,000,000	125,424,805
U.S. Treasury Notes, 1.75%, 12/31/26	20,000,000	18,617,969
U.S. Treasury Notes, 4.125%, 2/15/27	111,000,000	110,076,446
U.S. Treasury Notes, 4.25%, 3/15/27	15,000,000	14,932,031
TOTAL U.S. TREASURY SECURITIES (Cost $562,421,090)		563,169,560
CORPORATE BONDS — 36.5%
Aerospace and Defense — 0.9%
Boeing Co., 4.875%, 5/1/25	3,500,000	3,461,659
Boeing Co., 2.20%, 2/4/26	2,170,000	2,032,479
Howmet Aerospace, Inc., 5.90%, 2/1/27	3,390,000	3,441,809
RTX Corp., 5.75%, 11/8/26	3,850,000	3,910,248
		12,846,195
Automobiles — 2.4%
American Honda Finance Corp., 4.90%, 3/12/27	4,600,000	4,592,275
Ford Motor Credit Co. LLC, 5.125%, 6/16/25	2,000,000	1,982,680
Ford Motor Credit Co. LLC, 3.375%, 11/13/25	1,000,000	962,533
Ford Motor Credit Co. LLC, 5.80%, 3/5/27	3,670,000	3,685,136
General Motors Financial Co., Inc., 5.40%, 4/6/26	3,000,000	3,002,045
General Motors Financial Co., Inc., 5.40%, 5/8/27	3,929,000	3,940,480
Hyundai Capital America, 5.95%, 9/21/26(2)	5,000,000	5,059,602
Hyundai Capital America, 5.30%, 3/19/27(2)	2,300,000	2,301,008
Toyota Motor Credit Corp., 5.40%, 11/20/26	3,850,000	3,895,815
Volkswagen Group of America Finance LLC, 6.00%, 11/16/26(2)	3,040,000	3,100,912
		32,522,486
Banks — 8.8%
Banco Santander SA, VRN, 6.53%, 11/7/27	4,800,000	4,924,857
Banco Santander SA, VRN, 5.55%, 3/14/28	3,600,000	3,601,866
Bank of America Corp., VRN, 5.93%, 9/15/27	9,875,000	10,009,668
Bank of America Corp., VRN, 5.82%, 9/15/29	4,690,000	4,810,571
Bank of Montreal, 5.92%, 9/25/25	3,430,000	3,466,057
Bank of Nova Scotia, 5.35%, 12/7/26	3,400,000	3,418,454
Barclays PLC, VRN, 7.39%, 11/2/28	2,120,000	2,249,165
BNP Paribas SA, VRN, 5.18%, 1/9/30(2)	1,600,000	1,600,827
9

	Principal Amount/Shares	Value
BPCE SA, 4.625%, 7/11/24(2)	$4,683,000	$4,658,006
BPCE SA, 5.15%, 7/21/24(2)	5,515,000	5,492,382
BPCE SA, VRN, 6.71%, 10/19/29(2)	2,725,000	2,852,285
CaixaBank SA, VRN, 5.67%, 3/15/30(2)	378,000	378,002
Citigroup, Inc., VRN, 3.67%, 7/24/28	875,000	831,937
Citigroup, Inc., VRN, 5.17%, 2/13/30	4,105,000	4,087,053
Comerica, Inc., VRN, 5.98%, 1/30/30	1,158,000	1,144,791
Credit Agricole SA, 5.13%, 3/11/27(2)	2,384,000	2,386,342
Danske Bank AS, VRN, 6.26%, 9/22/26(2)	3,383,000	3,416,881
Danske Bank AS, VRN, 5.71%, 3/1/30(2)	892,000	898,049
Goldman Sachs Bank USA, VRN, 5.28%, 3/18/27	4,155,000	4,154,134
HSBC USA, Inc., 5.29%, 3/4/27	3,410,000	3,430,754
Huntington National Bank, VRN, 5.70%, 11/18/25	3,120,000	3,102,368
ING Groep NV, VRN, 5.34%, 3/19/30	2,830,000	2,824,101
Intesa Sanpaolo SpA, 4.00%, 9/23/29(2)	4,655,000	4,305,309
JPMorgan Chase & Co., VRN, 6.07%, 10/22/27	270,000	275,566
JPMorgan Chase & Co., VRN, 5.04%, 1/23/28	3,525,000	3,513,945
JPMorgan Chase & Co., VRN, 5.30%, 7/24/29	8,620,000	8,687,601
KeyCorp, VRN, 3.88%, 5/23/25	2,800,000	2,787,497
Lloyds Banking Group PLC, VRN, 5.87%, 3/6/29	5,040,000	5,123,373
National Bank of Canada, 5.60%, 12/18/28	3,080,000	3,132,578
Nordea Bank Abp, 5.00%, 3/19/27(2)	3,340,000	3,340,294
Societe Generale SA, VRN, 5.63%, 1/19/30(2)	2,065,000	2,057,350
Sumitomo Mitsui Financial Group, Inc., 4.44%, 4/2/24(2)	3,520,000	3,520,000
Synchrony Bank, 5.40%, 8/22/25	1,912,000	1,895,104
Truist Financial Corp., VRN, 7.16%, 10/30/29	886,000	945,134
Wells Fargo & Co., VRN, 6.30%, 10/23/29	6,650,000	6,928,426
		120,250,727
Biotechnology — 0.3%
AbbVie, Inc., 4.80%, 3/15/27	3,840,000	3,845,312
Building Products — 0.2%
Carrier Global Corp., 5.80%, 11/30/25	2,310,000	2,326,196
Capital Markets — 1.8%
ARES Capital Corp., 4.25%, 3/1/25	3,650,000	3,590,840
ARES Capital Corp., 7.00%, 1/15/27	1,385,000	1,425,384
BlackRock Funding, Inc., 4.70%, 3/14/29	1,941,000	1,943,953
Blue Owl Capital Corp., 3.40%, 7/15/26	398,000	375,106
Blue Owl Capital Corp., 5.95%, 3/15/29	485,000	482,610
Charles Schwab Corp., VRN, 5.64%, 5/19/29	1,390,000	1,411,675
Charles Schwab Corp., VRN, 6.20%, 11/17/29	797,000	828,769
Golub Capital BDC, Inc., 6.00%, 7/15/29	2,465,000	2,422,819
Morgan Stanley, VRN, 5.16%, 4/20/29	2,671,000	2,669,645
Morgan Stanley, VRN, 6.41%, 11/1/29	7,190,000	7,542,299
Northern Trust Corp., VRN, 3.375%, 5/8/32	688,000	641,619
UBS Group AG, VRN, 5.71%, 1/12/27(2)	1,200,000	1,204,135
		24,538,854
Commercial Services and Supplies — 0.2%
Veralto Corp., 5.50%, 9/18/26(2)	3,080,000	3,093,138
Communications Equipment — 0.3%
Cisco Systems, Inc., 4.85%, 2/26/29	3,425,000	3,451,919
10

	Principal Amount/Shares	Value
Construction and Engineering — 0.3%
Quanta Services, Inc., 0.95%, 10/1/24	$4,000,000	$3,903,567
Consumer Finance — 2.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, 7/15/25	2,950,000	2,979,474
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.10%, 1/15/27	2,812,000	2,858,903
Avolon Holdings Funding Ltd., 3.95%, 7/1/24(2)	5,049,000	5,020,165
Avolon Holdings Funding Ltd., 2.875%, 2/15/25(2)	2,000,000	1,946,632
Avolon Holdings Funding Ltd., 6.375%, 5/4/28(2)	4,605,000	4,701,664
Avolon Holdings Funding Ltd., 5.75%, 3/1/29(2)	433,000	431,205
BOC Aviation USA Corp., 1.625%, 4/29/24(2)	3,030,000	3,020,414
Capital One Financial Corp., VRN, 7.15%, 10/29/27	1,653,000	1,720,724
Synchrony Financial, 4.25%, 8/15/24	4,280,000	4,252,865
		26,932,046
Containers and Packaging — 0.7%
Amcor Flexibles North America, Inc., 4.00%, 5/17/25	1,045,000	1,026,322
Graphic Packaging International LLC, 0.82%, 4/15/24(2)	8,500,000	8,484,157
		9,510,479
Diversified REITs — 0.9%
Agree LP, 2.00%, 6/15/28	4,015,000	3,533,493
Brixmor Operating Partnership LP, 3.90%, 3/15/27	3,710,000	3,562,814
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/26	5,000,000	4,959,775
		12,056,082
Diversified Telecommunication Services — 0.3%
AT&T, Inc., 7.30%, 8/15/26	2,015,000	2,088,741
Sprint Capital Corp., 6.875%, 11/15/28	1,906,000	2,032,620
		4,121,361
Electric Utilities — 2.0%
Black Hills Corp., 1.04%, 8/23/24	7,000,000	6,875,978
Duke Energy Corp., 4.85%, 1/5/27	4,620,000	4,602,478
Emera U.S. Finance LP, 0.83%, 6/15/24	6,000,000	5,931,731
NextEra Energy Capital Holdings, Inc., 4.45%, 6/20/25	5,280,000	5,217,510
NextEra Energy Capital Holdings, Inc., 4.95%, 1/29/26	4,610,000	4,589,889
		27,217,586
Electrical Equipment — 0.3%
Regal Rexnord Corp., 6.05%, 2/15/26(2)	4,380,000	4,404,931
Electronic Equipment, Instruments and Components — 0.4%
Teledyne Technologies, Inc., 0.95%, 4/1/24	5,250,000	5,250,000
Entertainment — 0.3%
Warnermedia Holdings, Inc., 3.64%, 3/15/25	3,971,000	3,892,774
Financial Services — 0.6%
Antares Holdings LP, 2.75%, 1/15/27(2)	1,091,000	978,029
Corebridge Global Funding, 5.75%, 7/2/26(2)	3,085,000	3,089,862
Corebridge Global Funding, 5.20%, 1/12/29(2)	2,005,000	2,008,618
Radian Group, Inc., 6.20%, 5/15/29	1,810,000	1,838,111
		7,914,620
Food Products — 0.1%
Mondelez International, Inc., 2.625%, 3/17/27	1,215,000	1,138,243
Ground Transportation — 0.4%
Penske Truck Leasing Co. LP/PTL Finance Corp., 5.35%, 1/12/27(2)	1,652,000	1,654,019
11

	Principal Amount/Shares	Value
SMBC Aviation Capital Finance DAC, 5.30%, 4/3/29(2)(3)	$3,450,000	$3,443,703
		5,097,722
Health Care Equipment and Supplies — 0.5%
Solventum Corp., 5.45%, 2/25/27(2)	2,820,000	2,830,439
Zimmer Biomet Holdings, Inc., 1.45%, 11/22/24	3,920,000	3,815,680
		6,646,119
Health Care Providers and Services — 1.6%
Centene Corp., 4.25%, 12/15/27	3,370,000	3,215,753
CVS Health Corp., 5.00%, 2/20/26	5,000,000	4,984,841
HCA, Inc., 5.25%, 6/15/26	5,000,000	4,986,920
HCA, Inc., 5.20%, 6/1/28	1,895,000	1,901,171
IQVIA, Inc., 5.70%, 5/15/28	1,294,000	1,313,564
IQVIA, Inc., 6.25%, 2/1/29	1,700,000	1,766,546
Universal Health Services, Inc., 1.65%, 9/1/26	3,922,000	3,575,516
		21,744,311
Hotels, Restaurants and Leisure — 0.5%
Hyatt Hotels Corp., 5.75%, 1/30/27	857,000	870,623
International Game Technology PLC, 6.50%, 2/15/25(2)	1,474,000	1,479,865
Marriott International, Inc., 5.45%, 9/15/26	4,000,000	4,022,005
		6,372,493
Industrial REITs — 0.2%
LXP Industrial Trust, 6.75%, 11/15/28	3,080,000	3,213,173
Insurance — 1.0%
Athene Global Funding, 1.45%, 1/8/26(2)	4,015,000	3,729,890
Athene Global Funding, 5.68%, 2/23/26(2)	3,420,000	3,434,451
GA Global Funding Trust, 2.25%, 1/6/27(2)	4,400,000	4,029,022
GA Global Funding Trust, 5.50%, 1/8/29(2)	2,750,000	2,762,376
		13,955,739
IT Services — 0.6%
Black Knight InfoServ LLC, 3.625%, 9/1/28(2)	5,929,000	5,614,892
Kyndryl Holdings, Inc., 2.70%, 10/15/28	2,684,000	2,378,285
		7,993,177
Life Sciences Tools and Services — 1.0%
Illumina, Inc., 5.80%, 12/12/25	4,200,000	4,208,727
Revvity, Inc., 0.85%, 9/15/24	5,000,000	4,884,733
Thermo Fisher Scientific, Inc., 5.00%, 12/5/26	4,600,000	4,620,092
		13,713,552
Machinery — 0.7%
CNH Industrial Capital LLC, 3.95%, 5/23/25	4,543,000	4,462,931
Parker-Hannifin Corp., 3.65%, 6/15/24	5,000,000	4,978,513
		9,441,444
Media — 1.0%
Cox Communications, Inc., 3.15%, 8/15/24(2)	4,250,000	4,206,869
Fox Corp., 3.05%, 4/7/25	3,500,000	3,413,433
Paramount Global, 3.70%, 6/1/28	2,235,000	1,981,519
TEGNA, Inc., 4.75%, 3/15/26(2)	3,405,000	3,340,650
		12,942,471
Metals and Mining — 0.1%
Newmont Corp./Newcrest Finance Pty. Ltd., 5.30%, 3/15/26(2)	1,530,000	1,534,517
Multi-Utilities — 1.3%
Ameren Corp., 5.70%, 12/1/26	2,310,000	2,341,376
CenterPoint Energy, Inc., 5.25%, 8/10/26	5,000,000	5,012,899
12

	Principal Amount/Shares	Value
DTE Energy Co., 4.22%, 11/1/24	$3,006,000	$2,978,741
Sempra, 3.30%, 4/1/25	3,006,000	2,941,841
WEC Energy Group, Inc., 4.75%, 1/9/26	5,000,000	4,956,005
		18,230,862
Oil, Gas and Consumable Fuels — 1.1%
Columbia Pipelines Holding Co. LLC, 6.04%, 8/15/28(2)	4,110,000	4,202,031
Enbridge, Inc., 5.90%, 11/15/26	3,000,000	3,056,543
Energy Transfer LP, 6.05%, 12/1/26	3,470,000	3,540,632
Hess Corp., 3.50%, 7/15/24	1,515,000	1,504,354
SA Global Sukuk Ltd., 0.95%, 6/17/24(2)	1,040,000	1,029,538
Williams Cos., Inc., 5.40%, 3/2/26	2,000,000	2,006,094
		15,339,192
Passenger Airlines — 0.2%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(2)	2,374,039	2,359,355
Personal Care Products — 0.2%
Kenvue, Inc., 5.50%, 3/22/25	3,000,000	3,006,341
Pharmaceuticals — 0.8%
Bristol-Myers Squibb Co., 4.90%, 2/22/27	2,260,000	2,265,719
Viatris, Inc., 1.65%, 6/22/25	5,000,000	4,756,220
Zoetis, Inc., 5.40%, 11/14/25	4,167,000	4,173,850
		11,195,789
Retail REITs — 0.4%
SITE Centers Corp., 3.625%, 2/1/25	2,383,000	2,346,816
SITE Centers Corp., 4.70%, 6/1/27	2,750,000	2,715,803
		5,062,619
Software — 0.2%
Open Text Corp., 6.90%, 12/1/27(2)	1,109,000	1,147,582
Oracle Corp., 2.65%, 7/15/26	2,010,000	1,902,681
		3,050,263
Specialized REITs — 0.9%
American Tower Corp., 5.25%, 7/15/28	3,115,000	3,116,876
EPR Properties, 4.50%, 6/1/27	2,850,000	2,713,650
VICI Properties LP, 4.375%, 5/15/25	7,000,000	6,885,741
		12,716,267
Specialty Retail — 0.2%
Lowe's Cos., Inc., 3.10%, 5/3/27	2,330,000	2,210,259
Textiles, Apparel and Luxury Goods — 0.3%
Tapestry, Inc., 7.35%, 11/27/28	3,890,000	4,101,213
Trading Companies and Distributors — 0.5%
AerCap Holdings NV, VRN, 5.875%, 10/10/79	2,700,000	2,682,740
Air Lease Corp., 0.80%, 8/18/24	2,210,000	2,168,147
Aircastle Ltd., 5.25%, 8/11/25(2)	1,695,000	1,680,699
		6,531,586
TOTAL CORPORATE BONDS (Cost $494,927,613)		495,674,980
COLLATERALIZED MORTGAGE OBLIGATIONS — 8.7%
Private Sponsor Collateralized Mortgage Obligations — 2.0%
Angel Oak Mortgage Trust I LLC, Series 2019-1, Class M1, SEQ, VRN, 4.50%, 11/25/48(2)	1,043,747	1,035,995
Arroyo Mortgage Trust, Series 2021-1R, Class A2, VRN, 1.48%, 10/25/48(2)	1,045,736	915,187
Arroyo Mortgage Trust, Series 2021-1R, Class A3, VRN, 1.64%, 10/25/48(2)	827,874	723,864
13

	Principal Amount/Shares	Value
BRAVO Residential Funding Trust, Series 2023-NQM8, Class A3, 7.10%, 10/25/63(2)	$2,894,150	$2,917,713
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A2, SEQ, 3.08%, 7/25/49(2)	554,327	526,278
CHL Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	575	533
Credit Suisse Mortgage Trust, Series 2020-AFC1, Class A3, VRN, 3.51%, 2/25/50(2)	514,461	477,038
Credit Suisse Mortgage Trust, Series 2021-NQM6, Class A1, SEQ, VRN, 1.17%, 7/25/66(2)	921,620	754,435
FNMA, Series 2024-R02, Class 1M1, VRN, 6.42%, (30-day average SOFR plus 1.10%), 2/25/44(2)	3,031,394	3,033,902
GCAT Trust, Series 2021-CM2, Class A1, SEQ, VRN, 2.35%, 8/25/66(2)	3,822,644	3,496,670
Home RE Ltd., Series 2018-1, Class M2, VRN, 8.44%, (1-month SOFR plus 3.11%), 10/25/28(2)	1,105,423	1,112,211
Home RE Ltd., Series 2022-1, Class M1A, VRN, 8.17%, (30-day average SOFR plus 2.85%), 10/25/34(2)	970,273	977,416
JP Morgan Mortgage Trust, Series 2014-5, Class A1, VRN, 2.74%, 10/25/29(2)	72,650	69,535
JP Morgan Mortgage Trust, Series 2019-5, Class A15, VRN, 4.00%, 11/25/49(2)	328,321	302,707
JP Morgan Mortgage Trust, Series 2020-5, Class A15, VRN, 3.00%, 12/25/50(2)	2,919,173	2,477,792
Radnor RE Ltd., Series 2021-2, Class M1A, VRN, 7.17%, (30-day average SOFR plus 1.85%), 11/25/31(2)	711,934	712,369
RCKT Mortgage Trust, Series 2024-CES2, Class A1A, VRN, 6.14%, 4/25/44(2)	2,050,000	2,049,980
Saluda Grade Alternative Mortgage Trust, Series 2024-CES1, Class A1, VRN, 6.31%, 3/25/54(2)	2,575,000	2,574,949
Triangle Re Ltd., Series 2021-1, Class M2, VRN, 9.34%, (1-month SOFR plus 4.01%), 8/25/33(2)	492,239	493,434
Verus Securitization Trust, Series 2019-INV2, Class A1, VRN, 3.91%, 7/25/59(2)	145,005	139,516
Verus Securitization Trust, Series 2019-INV3, Class A3, SEQ, VRN, 4.10%, 11/25/59(2)	2,766,329	2,687,068
Verus Securitization Trust, Series 2021-6, Class A2, VRN, 1.78%, 10/25/66(2)	765,630	644,228
		28,122,820
U.S. Government Agency Collateralized Mortgage Obligations — 6.7%
FHLMC, Series 2021-HQA3, Class M1, VRN, 6.17%, (30-day average SOFR plus 0.85%), 9/25/41(2)	4,970,295	4,949,742
FHLMC, Series 2022-DNA3, Class M1A, VRN, 7.32%, (30-day average SOFR plus 2.00%), 4/25/42(2)	2,100,907	2,128,855
FHLMC, Series 2022-DNA6, Class M1A, VRN, 7.47%, (30-day average SOFR plus 2.15%), 9/25/42(2)	2,044,379	2,070,572
FHLMC, Series 2023-HQA2, Class M1A, VRN, 7.32%, (30-day average SOFR plus 2.00%), 6/25/43(2)	3,849,640	3,879,364
FHLMC, Series K049, Class A2, SEQ, 3.01%, 7/25/25	7,871,614	7,666,037
FHLMC, Series K064, Class A2, SEQ, 3.22%, 3/25/27	10,389,000	9,978,409
FHLMC, Series K733, Class A2, SEQ, 3.75%, 8/25/25	12,340,160	12,105,458
FHLMC, Series K736, Class A2, SEQ, 2.28%, 7/25/26	14,246,000	13,515,039
FHLMC, Series KPLB, Class A, SEQ, 2.77%, 5/25/25	18,950,000	18,412,498
FHLMC, Series X3FX, Class A2FX, SEQ, 3.00%, 6/25/27	5,660,000	5,420,216
FNMA, Series 2006-60, Class KF, VRN, 5.73%, (30-day average SOFR plus 0.41%), 7/25/36	278,212	275,878
FNMA, Series 2009-33, Class FB, VRN, 6.25%, (30-day average SOFR plus 0.93%), 3/25/37	273,749	275,430
14

	Principal Amount/Shares	Value
FNMA, Series 2014-C02, Class 2M2, VRN, 8.03%, (30-day average SOFR plus 2.71%), 5/25/24	$278,524	$278,906
FNMA, Series 2016-55, Class PI, IO, 4.00%, 8/25/46	9,036,050	1,640,930
FNMA, Series 2017-7, Class AI, IO, 6.00%, 2/25/47	5,887,421	1,000,326
FNMA, Series 2017-C07, Class 1EB2, VRN, 6.43%, (30-day average SOFR plus 1.11%), 5/25/30	459,612	459,742
FNMA, Series 2022-R03, Class 1M1, VRN, 7.42%, (30-day average SOFR plus 2.10%), 3/25/42(2)	1,671,845	1,696,516
FNMA, Series 2022-R09, Class 2M1, VRN, 7.82%, (30-day average SOFR plus 2.50%), 9/25/42(2)	1,673,735	1,701,879
FNMA, Series 2023-R04, Class 1M1, VRN, 7.62%, (30-day average SOFR plus 2.30%), 5/25/43(2)	2,680,134	2,736,938
FNMA, Series 413, Class C27, IO, 4.00%, 7/25/42	2,992,611	431,599
		90,624,334
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $118,255,182)		118,747,154
COLLATERALIZED LOAN OBLIGATIONS — 4.1%
ACRES Commercial Realty Ltd., Series 2021-FL1, Class A, VRN, 6.64%, (1-month SOFR plus 1.31%), 6/15/36(2)	1,628,096	1,589,605
AIMCO CLO, Series 2018-AA, Class D, VRN, 8.13%, (3-month SOFR plus 2.81%), 4/17/31(2)	1,350,000	1,345,323
AMMC CLO XIII Ltd., Series 2020-2, Class A3R2, VRN, 7.83%, (3-month SOFR plus 2.51%), 7/24/29(2)	7,500,000	7,504,673
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL4, Class A, VRN, 6.79%, (1-month SOFR plus 1.46%), 11/15/36(2)	2,415,500	2,403,747
Barings Private Credit Corp. CLO Ltd., Series 2023-1A, Class A1, VRN, 7.71%, (3-month SOFR plus 2.40%), 7/15/31(2)	3,935,350	3,946,862
BlackRock Rainier CLO VI Ltd., Series 2021-6A, Class A, VRN, 7.28%, (3-month SOFR plus 1.96%), 4/20/33(2)	3,000,000	2,986,085
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class BRR, VRN, 7.77%, (3-month SOFR plus 2.46%), 8/14/30(2)	2,150,000	2,151,067
Cerberus Loan Funding XXXI LP, Series 2021-1A, Class A, VRN, 7.08%, (3-month SOFR plus 1.76%), 4/15/32(2)	1,867,796	1,869,916
Cerberus Loan Funding XXXVI LP, Series 2021-6A, Class A, VRN, 6.98%, (3-month SOFR plus 1.66%), 11/22/33(2)	180,512	180,716
CIFC Funding Ltd., Series 2017-5A, Class B, VRN, 7.43%, (3-month SOFR plus 2.11%), 11/16/30(2)	3,000,000	2,998,763
Eaton Vance CLO Ltd., Series 2015-1A, Class CR, VRN, 7.48%, (3-month SOFR plus 2.16%), 1/20/30(2)	5,500,000	5,512,658
Greystone CRE Notes Ltd., Series 2019-FL2, Class B, VRN, 7.04%, (1-month SOFR plus 1.71%), 9/15/37(2)	2,000,000	1,993,147
Monroe Capital MML CLO Ltd., Series 2017-1A, Class AR, VRN, 6.88%, (3-month SOFR plus 1.56%), 4/22/29(2)	1,011,326	1,008,551
Palmer Square Loan Funding Ltd., Series 2021-3A, Class B, VRN, 7.33%, (3-month SOFR plus 2.01%), 7/20/29(2)	4,250,000	4,256,691
Palmer Square Loan Funding Ltd., Series 2022-2A, Class A2, VRN, 7.21%, (3-month SOFR plus 1.90%), 10/15/30(2)	2,350,000	2,352,335
Saranac CLO VII Ltd., Series 2014-2A, Class A1AR, VRN, 6.81%, (3-month SOFR plus 1.49%), 11/20/29(2)	1,133,339	1,134,396
Vibrant CLO VII Ltd., Series 2017-7A, Class B, VRN, 7.98%, (3-month SOFR plus 2.66%), 9/15/30(2)	2,000,000	2,002,777
Wellfleet CLO Ltd., Series 2015-1A, Class CR4, VRN, 7.68%, (3-month SOFR plus 2.36%), 7/20/29(2)	10,000,000	10,010,947
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $55,085,961)		55,248,259
15

	Principal Amount/Shares	Value
ASSET-BACKED SECURITIES — 3.0%
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B, 2.48%, 8/15/46(2)	$3,545,000	$3,172,498
Castlelake Aircraft Structured Trust, Series 2017-1R, Class A, SEQ, 2.74%, 8/15/41(2)	1,062,613	981,110
Clsec Holdings 22t LLC, Series 2021-1, Class C, 6.17%, 5/11/37(2)	5,901,497	5,132,794
Flexential Issuer, Series 2021-1A, Class A2, SEQ, 3.25%, 11/27/51(2)	5,350,000	4,856,276
Goodgreen Trust, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(2)	316,567	289,002
Hilton Grand Vacations Trust, Series 2018-AA, Class B, 3.70%, 2/25/32(2)	373,828	366,137
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class B, 3.43%, 10/15/46(2)	5,136,485	4,423,325
MVW LLC, Series 2019-2A, Class B, 2.44%, 10/20/38(2)	576,483	544,474
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, 10/20/61(2)	5,000,000	4,211,181
RCKT Mortgage Trust, Series 2024-CES1, Class A1A, VRN, 6.03%, 2/25/44(2)	3,384,270	3,383,107
Santander Drive Auto Receivables Trust, Series 2024-1, Class A2, SEQ, 5.71%, 2/16/27	3,500,000	3,502,132
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class D, 4.54%, 5/20/36(2)	104,968	103,057
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class D, 4.18%, 8/20/36(2)	129,641	127,008
Sierra Timeshare Receivables Funding LLC, Series 2021-8, Class D, 3.17%, 11/20/37(2)	413,314	388,546
Tricon American Homes Trust, Series 2020-SFR2, Class C, 2.03%, 11/17/39(2)	1,800,000	1,586,177
Tricon Residential Trust, Series 2024-SFR1, Class B, 4.75%, 4/17/29(2)(3)	3,000,000	2,885,005
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(2)	119,018	116,994
Westlake Automobile Receivables Trust, Series 2024-1A, Class A3, SEQ, 5.44%, 5/17/27(2)	4,075,000	4,073,886
TOTAL ASSET-BACKED SECURITIES (Cost $42,718,579)		40,142,709
U.S. GOVERNMENT AGENCY SECURITIES — 2.6%
FHLB, 4.625%, 11/17/26	15,000,000	15,042,261
FHLB, 4.125%, 1/15/27	15,000,000	14,879,881
FHLB, 4.00%, 6/30/28	6,000,000	5,956,903
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $35,930,842)		35,879,045
COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.9%
BBCMS Mortgage Trust, Series 2019-BWAY, Class D, VRN, 7.60%, (1-month SOFR plus 2.27%), 11/15/34(2)	4,370,000	733,805
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A4, SEQ, 2.88%, 2/10/48	4,156,393	4,111,405
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, VRN, 7.52%, (1-month SOFR plus 2.20%), 5/15/36(2)	3,693,810	3,691,292
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-AON, Class A, SEQ, 4.13%, 7/5/31(2)	3,575,000	3,312,957
One Market Plaza Trust, Series 2017-1MKT, Class B, 3.85%, 2/10/32(2)	3,533,000	3,205,952
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A4, SEQ, 2.93%, 4/15/50	4,583,000	4,451,164
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class A3, SEQ, 3.57%, 9/15/58	3,537,776	3,457,975
16

	Principal Amount/Shares	Value
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class A3, SEQ, 3.45%, 12/15/48	$3,160,459	$3,062,844
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $29,888,297)		26,027,394
BANK LOAN OBLIGATIONS(4) — 0.2%
Aerospace and Defense — 0.2%
TransDigm, Inc., 2023 Term Loan I, 8.57%, (3-month SOFR plus 3.25%), 8/24/28 (Cost $2,978,741)	2,977,500	2,992,134
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.0%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.0%
FHLMC, VRN, 6.15%, (1-year H15T1Y plus 2.25%), 9/1/35	95,905	98,493
FHLMC, VRN, 5.68%, (1-year RFUCC plus 1.86%), 7/1/36	12,177	12,507
FHLMC, VRN, 6.10%, (1-year RFUCC plus 1.89%), 7/1/41	26,858	26,909
FHLMC, VRN, 5.90%, (1-year RFUCC plus 1.65%), 12/1/42	47,797	48,402
FNMA, VRN, 7.44%, (6-month RFUCC plus 1.57%), 6/1/35	64,399	65,445
FNMA, VRN, 7.44%, (6-month RFUCC plus 1.57%), 6/1/35	25,330	25,759
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $280,548)		277,515
SHORT-TERM INVESTMENTS — 3.2%
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	19,953	19,953
Repurchase Agreements — 3.2%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.625%, 9/15/26, valued at $1,886,242), in a joint trading account at 5.28%, dated 3/28/24, due 4/1/24 (Delivery value $1,849,903)		1,848,818
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 3/31/27, valued at $34,394,468), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $33,739,857)		33,720,000
TD Securities (USA) LLC, (collateralized by various U.S. Treasury obligations, 1.25% - 2.875%, 5/31/24 - 3/31/28, valued at $7,622,578), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $7,476,400)		7,472,000
		43,040,818
TOTAL SHORT-TERM INVESTMENTS (Cost $43,060,771)		43,060,771
TOTAL INVESTMENT SECURITIES — 101.7% (Cost $1,385,547,624)		1,381,219,521
OTHER ASSETS AND LIABILITIES — (1.7)%		(22,528,314)
TOTAL NET ASSETS — 100.0%		$1,358,691,207

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	1,045	June 2024	$213,686,173	$(428,716)
^Amount represents value and unrealized appreciation (depreciation).
17

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 5-Year Notes	716	June 2024	$76,623,188	$120,298
U.S. Treasury 10-Year Notes	80	June 2024	8,863,750	(35,531)
U.S. Treasury 10-Year Ultra Notes	40	June 2024	4,584,375	9,047
			$90,071,313	$93,814
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
FHLB	–	Federal Home Loan Bank
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
H15T1Y	–	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IO	–	Interest Only
RFUCC	–	FTSE USD IBOR Consumer Cash Fallbacks
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts. At the period end, the aggregate value of securities pledged was $1,858,015.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $282,349,092, which represented 20.8% of total net assets.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

See Notes to Financial Statements.
18

Statement of Assets and Liabilities

MARCH 31, 2024
Assets
Investment securities, at value (cost of $1,385,547,624)	$1,381,219,521
Cash	121,816
Receivable for investments sold	2,978,685
Receivable for capital shares sold	271,364
Interest receivable	12,166,183
1,396,757,569

Liabilities
Payable for investments purchased	36,985,046
Payable for capital shares redeemed	627,743
Payable for variation margin on futures contracts	109,268
Accrued management fees	270,859
Distribution and service fees payable	6,123
Dividends payable	67,323
38,066,362

Net Assets	$1,358,691,207

Net Assets Consist of:
Capital paid in	$1,471,498,682
Distributable earnings (loss)	(112,807,475)
$1,358,691,207

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$364,612,799	37,482,403	$9.73
I Class	$167,986,365	17,271,819	$9.73
A Class	$20,675,575	2,126,146	$9.72
C Class	$1,575,846	161,938	$9.73
R Class	$686,186	70,506	$9.73
R5 Class	$11,659,584	1,198,828	$9.73
R6 Class	$72,563,424	7,466,773	$9.72
G Class	$718,931,428	73,968,651	$9.72
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $9.94 (net asset value divided by 0.9775). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
19

Statement of Operations

YEAR ENDED MARCH 31, 2024
Investment Income (Loss)
Income:
Interest	$65,992,887

Expenses:
Management fees	5,619,121
Distribution and service fees:
A Class	53,184
C Class	20,367
R Class	2,824
Trustees' fees and expenses	105,074
Other expenses	23,308
5,823,878
Fees waived(1)	(2,304,127)
3,519,751

Net investment income (loss)	62,473,136

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(27,731,038)
Futures contract transactions	(9,579,916)
Swap agreement transactions	108,691
(37,202,263)

Change in net unrealized appreciation (depreciation) on:
Investments	27,191,621
Futures contracts	(797,670)
Swap agreements	(139,246)
26,254,705

Net realized and unrealized gain (loss)	(10,947,558)

Net Increase (Decrease) in Net Assets Resulting from Operations	$51,525,578
(1)Amount consists of $23,989, $14,499, $1,414, $156, $44, $818, $4,058 and $2,259,149 for Investor Class, I Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class, respectively.

See Notes to Financial Statements.
20

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2024 AND MARCH 31, 2023
Increase (Decrease) in Net Assets	March 31, 2024	March 31, 2023
Operations
Net investment income (loss)	$62,473,136	$44,287,601
Net realized gain (loss)	(37,202,263)	(62,919,659)
Change in net unrealized appreciation (depreciation)	26,254,705	20,040,292
Net increase (decrease) in net assets resulting from operations	51,525,578	1,408,234

Distributions to Shareholders
From earnings:
Investor Class	(15,256,512)	(9,458,964)
I Class	(8,517,316)	(6,164,782)
A Class	(843,661)	(493,471)
C Class	(64,690)	(56,633)
R Class	(20,746)	(15,529)
R5 Class	(556,964)	(460,043)
R6 Class	(2,927,398)	(1,447,127)
G Class	(34,127,357)	(24,972,606)
Decrease in net assets from distributions	(62,314,644)	(43,069,155)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	2,000,017	(235,048,463)

Net increase (decrease) in net assets	(8,789,049)	(276,709,384)

Net Assets
Beginning of period	1,367,480,256	1,644,189,640
End of period	$1,358,691,207	$1,367,480,256

See Notes to Financial Statements.
21

Notes to Financial Statements

MARCH 31, 2024

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, and bank loan obligations are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.
22

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 49% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

23

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. From April 1, 2023 through July 31, 2023, the investment advisor agreed to waive 0.02% of the fund's management fee. Effective August 1, 2023, the investment advisor terminated the waiver and decreased the annual management fee by 0.02%. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee before and after waiver for each class for the period ended March 31, 2024 are as follows:

			Effective Annual Management Fee
	Investment Category Fee Range*	Complex Fee Range	Before Waiver	After Waiver
Investor Class	0.2625% to 0.3800%	0.2500% to 0.3100%	0.57%	0.56%
I Class		0.1500% to 0.2100%	0.47%	0.46%
A Class		0.2500% to 0.3100%	0.57%	0.56%
C Class		0.2500% to 0.3100%	0.57%	0.56%
R Class		0.2500% to 0.3100%	0.57%	0.56%
R5 Class		0.0500% to 0.1100%	0.37%	0.36%
R6 Class		0.0000% to 0.0600%	0.32%	0.31%
G Class		0.0000% to 0.0600%	0.32%	0.00%
*Prior to August 1, 2023, the Investment Category Fee range was 0.2825% to 0.4000%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2024 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

24

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2024 totaled $3,795,222,737, of which $2,970,799,460 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2024 totaled $3,754,442,770, of which $2,805,875,603 represented U.S. Treasury and Government Agency obligations.

25

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2024		Year ended March 31, 2023
	Shares	Amount	Shares	Amount
Investor Class
Sold	5,206,381	$50,589,046	6,536,597	$64,122,195
Issued in reinvestment of distributions	1,542,685	14,968,228	948,051	9,295,715
Redeemed	(5,383,745)	(52,181,502)	(9,999,712)	(98,188,955)
	1,365,321	13,375,772	(2,515,064)	(24,771,045)
I Class
Sold	7,157,459	69,467,596	14,950,425	146,744,329
Issued in reinvestment of distributions	833,264	8,083,467	608,255	5,959,582
Redeemed	(12,727,346)	(123,408,083)	(17,689,709)	(174,158,869)
	(4,736,623)	(45,857,020)	(2,131,029)	(21,454,958)
A Class
Sold	522,624	5,076,360	638,870	6,256,221
Issued in reinvestment of distributions	63,700	617,733	38,054	372,719
Redeemed	(506,958)	(4,909,131)	(745,627)	(7,314,725)
	79,366	784,962	(68,703)	(685,785)
C Class
Sold	27,498	266,776	92,700	913,821
Issued in reinvestment of distributions	5,901	57,254	5,315	52,112
Redeemed	(147,229)	(1,430,355)	(329,099)	(3,239,019)
	(113,830)	(1,106,325)	(231,084)	(2,273,086)
R Class
Sold	52,191	508,919	34,920	344,206
Issued in reinvestment of distributions	2,112	20,504	1,570	15,376
Redeemed	(52,012)	(504,942)	(34,515)	(340,192)
	2,291	24,481	1,975	19,390
R5 Class
Sold	499,691	4,844,903	538,221	5,297,206
Issued in reinvestment of distributions	57,432	556,960	46,936	460,029
Redeemed	(487,027)	(4,728,547)	(1,080,127)	(10,615,841)
	70,096	673,316	(494,970)	(4,858,606)
R6 Class
Sold	2,318,682	22,411,069	4,185,684	40,858,519
Issued in reinvestment of distributions	301,666	2,924,362	147,752	1,447,113
Redeemed	(1,143,640)	(11,048,537)	(3,603,670)	(35,259,737)
	1,476,708	14,286,894	729,766	7,045,895
G Class
Sold	7,260,724	70,580,936	5,719,955	56,221,221
Issued in reinvestment of distributions	3,520,887	34,127,357	2,546,341	24,972,169
Redeemed	(8,776,630)	(84,890,356)	(27,529,408)	(269,263,658)
	2,004,981	19,817,937	(19,263,112)	(188,070,268)
Net increase (decrease)	148,310	$2,000,017	(23,972,221)	$(235,048,463)

26

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$563,169,560	—
Corporate Bonds	—	495,674,980	—
Collateralized Mortgage Obligations	—	118,747,154	—
Collateralized Loan Obligations	—	55,248,259	—
Asset-Backed Securities	—	40,142,709	—
U.S. Government Agency Securities	—	35,879,045	—
Commercial Mortgage-Backed Securities	—	26,027,394	—
Bank Loan Obligations	—	2,992,134	—
U.S. Government Agency Mortgage-Backed Securities	—	277,515	—
Short-Term Investments	$19,953	43,040,818	—
	$19,953	$1,381,199,568	—
Other Financial Instruments
Futures Contracts	$129,345	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$464,247	—	—

27

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $595,423,973 futures contracts purchased and $134,569,545 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $26,300,000.

Value of Derivative Instruments as of March 31, 2024

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$109,268
*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2024

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$(9,579,916)	Change in net unrealized appreciation (depreciation) on futures contracts	$(797,670)
Other Contracts	Net realized gain (loss) on swap agreement transactions	108,691	Change in net unrealized appreciation (depreciation) on swap agreements	(139,246)
		$(9,471,225)		$(936,916)

28

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distributions Paid From
Ordinary income	$62,314,644	$43,069,155
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,387,223,434
Gross tax appreciation of investments	$6,253,868
Gross tax depreciation of investments	(12,257,781)
Net tax appreciation (depreciation) of investments	(6,003,913)
Net tax appreciation (depreciation) on derivatives	11
Net tax appreciation (depreciation)	$(6,003,902)
Other book-to-tax adjustments	$(973,660)
Undistributed ordinary income	$145,592
Accumulated short-term capital losses	$(48,912,183)
Accumulated long-term capital losses	$(57,063,322)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue
Code limitations.

29

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2024	$9.80	0.41	(0.07)	0.34	(0.41)	—	(0.41)	$9.73	3.58%	0.57%	0.58%	4.23%	4.22%	310%	$364,613
2023	$10.06	0.27	(0.27)	—	(0.26)	—	(0.26)	$9.80	0.00%	0.58%	0.59%	2.68%	2.67%	187%	$353,985
2022	$10.47	0.14	(0.36)	(0.22)	(0.15)	(0.04)	(0.19)	$10.06	(2.13)%	0.58%	0.58%	1.31%	1.31%	178%	$388,521
2021	$10.05	0.11	0.45	0.56	(0.14)	—	(0.14)	$10.47	5.62%	0.59%	0.59%	1.03%	1.03%	183%	$383,653
2020	$10.15	0.20	(0.07)	0.13	(0.23)	—	(0.23)	$10.05	1.31%	0.59%	0.59%	1.98%	1.98%	156%	$155,169
I Class
2024	$9.80	0.42	(0.07)	0.35	(0.42)	—	(0.42)	$9.73	3.68%	0.47%	0.48%	4.33%	4.32%	310%	$167,986
2023	$10.06	0.28	(0.27)	0.01	(0.27)	—	(0.27)	$9.80	0.10%	0.48%	0.49%	2.78%	2.77%	187%	$215,665
2022	$10.47	0.15	(0.36)	(0.21)	(0.16)	(0.04)	(0.20)	$10.06	(2.03)%	0.48%	0.48%	1.41%	1.41%	178%	$242,736
2021	$10.05	0.13	0.44	0.57	(0.15)	—	(0.15)	$10.47	5.73%	0.49%	0.49%	1.13%	1.13%	183%	$172,271
2020	$10.15	0.21	(0.07)	0.14	(0.24)	—	(0.24)	$10.05	1.41%	0.49%	0.49%	2.08%	2.08%	156%	$127,684

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2024	$9.80	0.39	(0.08)	0.31	(0.39)	—	(0.39)	$9.72	3.22%	0.82%	0.83%	3.98%	3.97%	310%	$20,676
2023	$10.05	0.24	(0.26)	(0.02)	(0.23)	—	(0.23)	$9.80	(0.15)%	0.83%	0.84%	2.43%	2.42%	187%	$20,055
2022	$10.46	0.11	(0.35)	(0.24)	(0.13)	(0.04)	(0.17)	$10.05	(2.38)%	0.83%	0.83%	1.06%	1.06%	178%	$21,270
2021	$10.05	0.09	0.44	0.53	(0.12)	—	(0.12)	$10.46	5.26%	0.84%	0.84%	0.78%	0.78%	183%	$23,393
2020	$10.15	0.18	(0.07)	0.11	(0.21)	—	(0.21)	$10.05	1.05%	0.84%	0.84%	1.73%	1.73%	156%	$16,411
C Class
2024	$9.81	0.31	(0.08)	0.23	(0.31)	—	(0.31)	$9.73	2.44%	1.57%	1.58%	3.23%	3.22%	310%	$1,576
2023	$10.06	0.16	(0.25)	(0.09)	(0.16)	—	(0.16)	$9.81	(0.89)%	1.58%	1.59%	1.68%	1.67%	187%	$2,704
2022	$10.47	0.03	(0.35)	(0.32)	(0.05)	(0.04)	(0.09)	$10.06	(3.10)%	1.58%	1.58%	0.31%	0.31%	178%	$5,099
2021	$10.05	0.02	0.44	0.46	(0.04)	—	(0.04)	$10.47	4.57%	1.59%	1.59%	0.03%	0.03%	183%	$4,514
2020	$10.15	0.10	(0.07)	0.03	(0.13)	—	(0.13)	$10.05	0.30%	1.59%	1.59%	0.98%	0.98%	156%	$6,163
R Class
2024	$9.81	0.36	(0.08)	0.28	(0.36)	—	(0.36)	$9.73	2.95%	1.07%	1.08%	3.73%	3.72%	310%	$686
2023	$10.06	0.22	(0.26)	(0.04)	(0.21)	—	(0.21)	$9.81	(0.39)%	1.08%	1.09%	2.18%	2.17%	187%	$669
2022	$10.47	0.08	(0.35)	(0.27)	(0.10)	(0.04)	(0.14)	$10.06	(2.62)%	1.08%	1.08%	0.81%	0.81%	178%	$667
2021	$10.06	0.07	0.43	0.50	(0.09)	—	(0.09)	$10.47	4.99%	1.09%	1.09%	0.53%	0.53%	183%	$937
2020	$10.15	0.15	(0.06)	0.09	(0.18)	—	(0.18)	$10.06	0.90%	1.09%	1.09%	1.48%	1.48%	156%	$764

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2024	$9.80	0.43	(0.07)	0.36	(0.43)	—	(0.43)	$9.73	3.78%	0.37%	0.38%	4.43%	4.42%	310%	$11,660
2023	$10.06	0.29	(0.27)	0.02	(0.28)	—	(0.28)	$9.80	0.20%	0.38%	0.39%	2.88%	2.87%	187%	$11,061
2022	$10.47	0.16	(0.36)	(0.20)	(0.17)	(0.04)	(0.21)	$10.06	(1.93)%	0.38%	0.38%	1.51%	1.51%	178%	$16,327
2021	$10.05	0.14	0.44	0.58	(0.16)	—	(0.16)	$10.47	5.83%	0.39%	0.39%	1.23%	1.23%	183%	$23,320
2020	$10.15	0.22	(0.07)	0.15	(0.25)	—	(0.25)	$10.05	1.51%	0.39%	0.39%	2.18%	2.18%	156%	$23,612
R6 Class
2024	$9.79	0.44	(0.07)	0.37	(0.44)	—	(0.44)	$9.72	3.84%	0.32%	0.33%	4.48%	4.47%	310%	$72,563
2023	$10.05	0.29	(0.27)	0.02	(0.28)	—	(0.28)	$9.79	0.25%	0.33%	0.34%	2.93%	2.92%	187%	$58,650
2022	$10.46	0.16	(0.35)	(0.19)	(0.18)	(0.04)	(0.22)	$10.05	(1.89)%	0.33%	0.33%	1.56%	1.56%	178%	$52,851
2021	$10.04	0.15	0.44	0.59	(0.17)	—	(0.17)	$10.46	5.89%	0.34%	0.34%	1.28%	1.28%	183%	$85,404
2020	$10.14	0.23	(0.07)	0.16	(0.26)	—	(0.26)	$10.04	1.56%	0.34%	0.34%	2.23%	2.23%	156%	$63,905
G Class
2024	$9.79	0.46	(0.06)	0.40	(0.47)	—	(0.47)	$9.72	4.16%	0.01%	0.33%	4.79%	4.47%	310%	$718,931
2023	$10.05	0.32	(0.27)	0.05	(0.31)	—	(0.31)	$9.79	0.57%	0.01%	0.34%	3.25%	2.92%	187%	$704,692
2022	$10.46	0.20	(0.36)	(0.16)	(0.21)	(0.04)	(0.25)	$10.05	(1.57)%	0.01%	0.33%	1.88%	1.56%	178%	$916,720
2021(3)	$10.37	0.06	0.10	0.16	(0.07)	—	(0.07)	$10.46	1.57%	0.01%	0.34%	1.48%	1.15%	183%(4)	$990,271

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)November 4, 2020 (commencement of sale) through March 31, 2021.
(4)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2021.
* The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the Short Duration Fund and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each other two years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2024

We have served as the auditor of one or more American Century investment companies since 1997.
34

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	31	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	86	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Retired; Chief Financial Officer, EMPIRE (digital media distribution) (2023); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	31	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	31	None
35

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	31	None
John M. Loder (1958)	Trustee	Since 2024	Retired; Lawyer, Ropes & Gray LLP (1984 to 2023)	31	None
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

36

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

37

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2023 through December 31, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92285 2405

Annual Report

March 31, 2024

Short Duration Inflation Protection Bond Fund
Investor Class (APOIX)
I Class (APOHX)
Y Class (APOYX)
A Class (APOAX)
C Class (APOCX)
R Class (APORX)
R5 Class (APISX)
R6 Class (APODX)
G Class (APOGX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending March 31, 2024. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Surged While Bonds Delivered Modest Gains

Soaring U.S. Treasury yields weighed on bond returns for the first six months of the reporting period. Meanwhile, inflation slowed but remained well above the Federal Reserve’s (Fed’s) target, lending conditions tightened, and recession risk rose. This fueled expectations for a shift in Fed policy, which, along with better-than-expected earnings, helped U.S. stocks deliver modest gains.

The Fed lifted rates in May, paused in June and hiked again in July to a range of 5.25% to 5.5%, a 22-year high. The Fed left rates unchanged in September but warned that persistent above-target inflation may require more tightening. This news pushed Treasury yields to multiyear highs in October and sent stocks tumbling. By November, inflation showed signs of moderating, and the Fed held rates steady again, reviving investor enthusiasm. Then, in December, Fed policymakers expressed more confidence about the inflation outlook and forecasted three rate cuts for 2024. Against this backdrop, recession fears eased, Treasury yields declined, and stocks and bonds ended 2023 on a strong note.
Despite the Fed’s continued pause, yields reversed course again in early 2024 amid a steady stream of better-than-expected economic data and persistent inflation. But the bond market’s late-2023 rally helped the Bloomberg U.S. Aggregate Bond Index maintain a gain of 1.70% for the 12-month period. Most stock indices continued to rally into 2024, buoyed by solid corporate earnings and expectations for Fed rate cuts. The S&P 500 Index returned 29.88% for the 12-month period, and growth stocks generally outperformed value stocks.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, still-tight financial conditions, political uncertainty and slowing growth. In addition, the Israel-Hamas war and other tensions in the Middle East complicate the global backdrop and represent additional considerations for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2024
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	APOIX	1.88%	2.88%	1.79%	—	5/31/05
Bloomberg U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index	—	2.77%	3.06%	1.98%	—	—
I Class	APOHX	1.96%	2.98%	—	2.43%	4/10/17
Y Class	APOYX	2.16%	3.10%	—	2.54%	4/10/17
A Class	APOAX					5/31/05
No sales charge		1.64%	2.63%	1.54%	—
With sales charge		-0.65%	2.16%	1.31%	—
C Class	APOCX	0.86%	1.85%	0.77%	—	5/31/05
R Class	APORX	1.35%	2.36%	1.28%	—	5/31/05
R5 Class	APISX	2.06%	3.08%	1.99%	—	5/31/05
R6 Class	APODX	2.11%	3.13%	2.04%	—	7/26/13
G Class	APOGX	2.54%	3.47%	—	3.04%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2024
Investor Class — $11,941

Bloomberg U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index — $12,168

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.63%	0.53%	0.43%	0.88%	1.63%	1.13%	0.43%	0.38%	0.38%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Jim Platz and Miguel Castillo

Performance Summary

Short Duration Inflation Protection Bond returned 1.88%* for the 12 months ended March 31, 2024. By comparison, the Bloomberg U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index returned 2.77%. Fund returns reflect operating expenses, while index returns do not.

Late-2023 Rally Drove Bond Market Gains

Healthy economic data, above-target inflation and restrictive Federal Reserve (Fed) policy helped drive up Treasury yields through October, when they reached multiyear highs. Then, amid moderating inflation and expectations for a Fed policy pivot, yields reversed course and dropped sharply by year-end, triggering a fourth-quarter 2023 rally among bonds. The Fed adopted a more dovish tone and penciled in three rate cuts for 2024. This action left many investors optimistic that the Fed could avoid a recession by engineering a soft landing.

However, in early 2024, persistent inflation, relatively healthy economic data and an uncertain Fed rate-cut timetable pushed Treasury yields higher again and broad bond market returns lower. Overall, the 10-year Treasury yield ended the 12-month period at 4.21%, 74 basis points (bps) higher than a year earlier. The two-year Treasury climbed 60 bps to 4.63%. Meanwhile, inflation breakeven rates were volatile but ended the 12-month period relatively unchanged compared with a year earlier. This factor, combined with the late-2023 bond market rally, generally helped TIPS maintain modest 12-month gains.

Duration Detracted

The portfolio’s longer-than-index duration was the main driver of underperformance for the period. Amid mounting recession risk, we extended duration through late 2023. This positioning aided results in the fourth quarter of 2023, when yields rallied, but it weighed on results overall as Treasury yields rose for the 12 months. We used U.S. Treasury futures to manage duration.

We reduced the portfolio’s duration exposure in late 2023 and early 2024. However, given our expectations for economic growth to slow, we still believe maintaining a modest duration overweight is prudent.

Inflation Exposure Boosted Relative Results

We generally favored the shorter-maturity inflation-protected securities in the portfolio’s maturity range, which fared better than the longer-maturity securities amid elevated inflation. This strategy had a positive effect on relative performance.

We also held inflation swaps** in conjunction with out-of-index securitized and corporate bonds, which diversified the portfolio’s inflation exposure versus the index. This strategy contributed to relative results.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

**Inflation swaps diversified the portfolio’s inflation protection and created an inflation overlay for non-inflation-linked securitized and corporate securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (Consumer Price Index). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight regarding this risk.
5

Non-Index Holdings Aided Performance

Out-of-index exposure to securitized and corporate securities contributed to performance. The securitized sector was the main driver, led by positions in non-agency commercial mortgage-backed securities, asset-backed securities, collateralized loan obligations and non-agency collateralized mortgage obligations.

6

Fund Characteristics

MARCH 31, 2024
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	95.0%
Asset-Backed Securities	1.1%
Collateralized Loan Obligations	0.9%
Corporate Bonds	0.8%
Commercial Mortgage-Backed Securities	0.5%
Collateralized Mortgage Obligations	0.2%
Short-Term Investments	1.3%
Other Assets and Liabilities	0.2%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period(1) 10/1/23 - 3/31/24	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,034.90	$3.51	0.69%
I Class	$1,000	$1,035.10	$3.00	0.59%
Y Class	$1,000	$1,035.70	$2.49	0.49%
A Class	$1,000	$1,033.90	$4.78	0.94%
C Class	$1,000	$1,028.80	$8.57	1.69%
R Class	$1,000	$1,031.80	$6.04	1.19%
R5 Class	$1,000	$1,035.70	$2.49	0.49%
R6 Class	$1,000	$1,036.00	$2.24	0.44%
G Class	$1,000	$1,037.80	$0.66	0.13%
Hypothetical
Investor Class	$1,000	$1,021.55	$3.49	0.69%
I Class	$1,000	$1,022.05	$2.98	0.59%
Y Class	$1,000	$1,022.55	$2.48	0.49%
A Class	$1,000	$1,020.30	$4.75	0.94%
C Class	$1,000	$1,016.55	$8.52	1.69%
R Class	$1,000	$1,019.05	$6.01	1.19%
R5 Class	$1,000	$1,022.55	$2.48	0.49%
R6 Class	$1,000	$1,022.80	$2.23	0.44%
G Class	$1,000	$1,024.35	$0.66	0.13%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2024

	Principal Amount/Shares	Value
U.S. TREASURY SECURITIES — 95.0%
U.S. Treasury Inflation-Indexed Bonds, 1.75%, 1/15/28	$33,860,140	$33,589,583
U.S. Treasury Inflation-Indexed Bonds, 3.625%, 4/15/28	55,299,230	58,817,321
U.S. Treasury Inflation-Indexed Bonds, 2.50%, 1/15/29	28,730,000	29,526,884
U.S. Treasury Inflation-Indexed Notes, 0.50%, 4/15/24	26,291,705	26,306,827
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/24	46,110,595	46,167,696
U.S. Treasury Inflation-Indexed Notes, 0.25%, 1/15/25	14,323,540	14,079,833
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/25	167,162,800	163,037,628
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/25	59,175,025	57,890,732
U.S. Treasury Inflation-Indexed Notes, 0.125%, 10/15/25	110,305,792	107,074,156
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/26	129,409,603	125,707,592
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/26	107,725,264	103,187,765
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/26	36,026,760	34,536,358
U.S. Treasury Inflation-Indexed Notes, 0.125%, 10/15/26(1)	190,519,496	181,789,375
U.S. Treasury Inflation-Indexed Notes, 0.375%, 1/15/27	60,008,660	57,252,558
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/27	316,068,579	297,869,644
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/27	12,608,100	11,999,791
U.S. Treasury Inflation-Indexed Notes, 1.625%, 10/15/27	35,919,675	35,582,451
U.S. Treasury Inflation-Indexed Notes, 0.50%, 1/15/28	123,783,660	117,160,109
U.S. Treasury Inflation-Indexed Notes, 1.25%, 4/15/28	141,052,591	137,058,060
U.S. Treasury Inflation-Indexed Notes, 0.75%, 7/15/28	53,447,145	51,075,448
U.S. Treasury Inflation-Indexed Notes, 2.375%, 10/15/28	25,173,250	25,764,295
U.S. Treasury Inflation-Indexed Notes, 0.875%, 1/15/29	30,536,000	29,120,339
TOTAL U.S. TREASURY SECURITIES (Cost $1,821,584,698)		1,744,594,445
ASSET-BACKED SECURITIES — 1.1%
CARS-DB5 LP, Series 2021-1A, Class A3, SEQ, 1.92%, 8/15/51(2)	3,926,135	3,493,880
Cologix Data Centers U.S. Issuer LLC, Series 2021-1A, Class A2, SEQ, 3.30%, 12/26/51(2)	7,825,000	7,121,537
Tesla Auto Lease Trust, Series 2024-A, Class A3, SEQ, 5.30%, 6/21/27(2)	3,525,000	3,519,677
Tricon Residential Trust, Series 2022-SFR1, Class D, 4.75%, 4/17/39(2)	6,000,000	5,748,436
TOTAL ASSET-BACKED SECURITIES (Cost $21,057,147)		19,883,530
COLLATERALIZED LOAN OBLIGATIONS — 0.9%
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class BRR, VRN, 7.77%, (3-month SOFR plus 2.46%), 8/14/30(2)	4,625,000	4,627,295
GoldenTree Loan Opportunities X Ltd., Series 2015-10A, Class BR, VRN, 7.23%, (3-month SOFR plus 1.91%), 7/20/31(2)	3,650,000	3,665,718
MF1 Ltd., Series 2021-FL7, Class AS, VRN, 6.89%, (1-month SOFR plus 1.56%), 10/16/36(2)	3,141,000	3,087,326
Shelter Growth CRE Issuer Ltd., Series 2022-FL4, Class A, VRN, 7.62%, (1-month SOFR plus 2.30%), 6/17/37(2)	3,397,428	3,397,370
THL Credit Wind River CLO Ltd., Series 2019-3A, Class CR, VRN, 7.78%, (3-month SOFR plus 2.46%), 7/15/31(2)	2,250,000	2,253,182
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $17,008,892)		17,030,891
CORPORATE BONDS — 0.8%
Automobiles — 0.2%
General Motors Financial Co., Inc., 5.40%, 4/6/26	3,000,000	3,002,045
10

	Principal Amount/Shares	Value
Banks — 0.5%
Bank of America Corp., VRN, 5.93%, 9/15/27	$5,050,000	$5,118,868
Bank of America Corp., VRN, 5.82%, 9/15/29	1,465,000	1,502,662
Barclays PLC, VRN, 7.39%, 11/2/28	2,625,000	2,784,933
		9,406,463
Insurance — 0.1%
GA Global Funding Trust, 2.25%, 1/6/27(2)	2,800,000	2,563,923
TOTAL CORPORATE BONDS (Cost $14,843,312)		14,972,431
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.5%
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, VRN, 6.97%, (1-month SOFR plus 1.65%), 5/15/36(2)	5,726,753	5,724,614
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-AON, Class A, SEQ, 4.13%, 7/5/31(2)	3,358,000	3,111,863
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $9,045,886)		8,836,477
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
Private Sponsor Collateralized Mortgage Obligations — 0.2%
Bellemeade Re Ltd., Series 2021-3A, Class M1A, VRN, 6.32%, (30-day average SOFR plus 1.00%), 9/25/31(2)	591,600	591,547
JP Morgan Mortgage Trust, Series 2006-A4, Class 3A1, VRN, 4.05%, 6/25/36	150,004	103,397
Verus Securitization Trust, Series 2021-5, Class A3, VRN, 1.37%, 9/25/66(2)	3,347,423	2,789,184
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1, SEQ, 6.00%, 6/25/36	38,793	34,076
		3,518,204
U.S. Government Agency Collateralized Mortgage Obligations — 0.0%
FHLMC, Series 2015-SC02, Class M3, VRN, 3.67%, 9/25/45	505,923	498,684
FNMA, Series 2014-C02, Class 2M2, VRN, 8.03%, (30-day average SOFR plus 2.71%), 5/25/24	476,365	477,018
		975,702
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $4,928,124)		4,493,906
SHORT-TERM INVESTMENTS — 1.3%
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	63,109	63,109
Repurchase Agreements — 1.3%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.625%, 9/15/26, valued at $1,014,728), in a joint trading account at 5.28%, dated 3/28/24, due 4/1/24 (Delivery value $995,178)		994,595
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 3/31/27, valued at $18,503,837), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $18,151,683)		18,141,000
TD Securities (USA) LLC, (collateralized by various U.S. Treasury obligations, 4.375% - 4.875%, 10/15/26 - 11/30/28, valued at $4,100,057), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $4,021,367)		4,019,000
		23,154,595
TOTAL SHORT-TERM INVESTMENTS (Cost $23,217,704)		23,217,704
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $1,911,685,763)		1,833,029,384
OTHER ASSETS AND LIABILITIES — 0.2%		4,254,926
TOTAL NET ASSETS — 100.0%		$1,837,284,310
11

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	69	June 2024	$14,109,422	$(9,117)
U.S. Treasury 5-Year Notes	2,108	June 2024	225,588,937	621,103
			$239,698,359	$611,986
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.71%	6/20/24	$30,000,000	$(740)	$4,052,584	$4,051,844
CPURNSA	Receive	1.86%	7/30/24	$26,500,000	(715)	3,345,104	3,344,389
CPURNSA	Receive	1.86%	8/1/24	$23,700,000	(692)	2,996,461	2,995,769
CPURNSA	Receive	1.85%	8/1/24	$43,000,000	(848)	5,448,706	5,447,858
CPURNSA	Receive	1.67%	10/21/24	$45,000,000	(865)	6,207,672	6,206,807
CPURNSA	Receive	2.46%	3/15/25	$25,000,000	278	218,755	219,033
CPURNSA	Receive	1.85%	8/26/25	$16,000,000	598	2,253,945	2,254,543
CPURNSA	Receive	2.24%	1/12/26	$20,000,000	622	2,220,403	2,221,025
CPURNSA	Receive	2.42%	2/2/28	$85,000,000	782	712,945	713,727
CPURNSA	Receive	2.64%	8/2/28	$78,000,000	982	(342,240)	(341,258)
					$(598)	$27,114,335	$27,113,737

NOTES TO SCHEDULE OF INVESTMENTS
CPURNSA	–	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $10,008,106.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $51,695,552, which represented 2.8% of total net assets.
See Notes to Financial Statements.
12

Statement of Assets and Liabilities

MARCH 31, 2024
Assets
Investment securities, at value (cost of $1,911,685,763)	$1,833,029,384
Receivable for capital shares sold	1,014,395
Receivable for variation margin on swap agreements	1,148,443
Interest receivable	3,917,799
Other assets	2,755
1,839,112,776

Liabilities
Payable for capital shares redeemed	1,087,933
Payable for variation margin on futures contracts	261,030
Accrued management fees	459,038
Distribution and service fees payable	20,465
1,828,466

Net Assets	$1,837,284,310

Net Assets Consist of:
Capital paid in	$1,952,908,671
Distributable earnings (loss)	(115,624,361)
$1,837,284,310

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$365,610,799	36,316,005	$10.07
I Class	$530,951,664	52,263,730	$10.16
Y Class	$15,764,332	1,550,540	$10.17
A Class	$47,571,233	4,778,136	$9.96
C Class	$3,869,364	404,995	$9.55
R Class	$16,539,080	1,624,150	$10.18
R5 Class	$110,122,906	10,839,018	$10.16
R6 Class	$36,305,331	3,573,812	$10.16
G Class	$710,549,601	69,818,668	$10.18
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $10.19 (net asset value divided by 0.9775). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED MARCH 31, 2024
Investment Income (Loss)
Income:
Interest	$60,596,650

Expenses:
Management fees	8,497,316
Interest expenses	2,678,651
Distribution and service fees:
A Class	120,092
C Class	56,640
R Class	84,013
Trustees' fees and expenses	155,120
11,591,832
Fees waived - G Class	(2,176,452)
9,415,380

Net investment income (loss)	51,181,270

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(37,130,337)
Futures contract transactions	(15,945,826)
Swap agreement transactions	34,155,173
(18,920,990)

Change in net unrealized appreciation (depreciation) on:
Investments	38,503,160
Futures contracts	(3,469,220)
Swap agreements	(31,020,307)
4,013,633

Net realized and unrealized gain (loss)	(14,907,357)

Net Increase (Decrease) in Net Assets Resulting from Operations	$36,273,913

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2024 AND MARCH 31, 2023
Increase (Decrease) in Net Assets	March 31, 2024	March 31, 2023
Operations
Net investment income (loss)	$51,181,270	$123,681,861
Net realized gain (loss)	(18,920,990)	(49,366,526)
Change in net unrealized appreciation (depreciation)	4,013,633	(125,898,691)
Net increase (decrease) in net assets resulting from operations	36,273,913	(51,583,356)

Distributions to Shareholders
From earnings:
Investor Class	(10,648,635)	(37,220,224)
I Class	(17,031,928)	(60,287,512)
Y Class	(468,696)	(745,139)
A Class	(1,203,228)	(2,850,094)
C Class	(87,482)	(460,917)
R Class	(367,149)	(849,799)
R5 Class	(3,161,139)	(6,138,167)
R6 Class	(946,789)	(1,162,758)
G Class	(23,358,393)	(36,518,518)
Decrease in net assets from distributions	(57,273,439)	(146,233,128)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(394,247,153)	(190,639,143)

Net increase (decrease) in net assets	(415,246,679)	(388,455,627)

Net Assets
Beginning of period	2,252,530,989	2,640,986,616
End of period	$1,837,284,310	$2,252,530,989

See Notes to Financial Statements.
15

Notes to Financial Statements

MARCH 31, 2024

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Inflation Protection Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to pursue total return using a strategy that seeks to protect against U.S. inflation.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds and U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.
16

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 27% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under
17

the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2024 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2625% to 0.3800%	0.2500% to 0.3100%	0.56%
I Class		0.1500% to 0.2100%	0.46%
Y Class		0.0500% to 0.1100%	0.36%
A Class		0.2500% to 0.3100%	0.56%
C Class		0.2500% to 0.3100%	0.56%
R Class		0.2500% to 0.3100%	0.56%
R5 Class		0.0500% to 0.1100%	0.36%
R6 Class		0.0000% to 0.0600%	0.31%
G Class		0.0000% to 0.0600%	0.00%(1)
(1)Effective annual management fee before waiver was 0.31%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2024 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2024 totaled $463,938,805, of which $437,883,849 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2024 totaled $849,484,300, of which $686,302,307 represented U.S. Treasury and Government Agency obligations.
18

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2024		Year ended March 31, 2023
	Shares	Amount	Shares	Amount
Investor Class
Sold	7,388,722	$74,294,921	33,138,696	$351,748,968
Issued in reinvestment of distributions	1,063,057	10,630,570	3,714,203	37,157,013
Redeemed	(22,877,152)	(229,847,108)	(50,146,670)	(516,979,617)
	(14,425,373)	(144,921,617)	(13,293,771)	(128,073,636)
I Class
Sold	13,561,762	137,596,847	65,704,683	702,284,703
Issued in reinvestment of distributions	1,546,278	15,601,943	5,629,467	56,782,273
Redeemed	(44,495,072)	(450,634,740)	(84,864,585)	(882,697,557)
	(29,387,032)	(297,435,950)	(13,530,435)	(123,630,581)
Y Class
Sold	875,932	8,889,923	194,744	2,053,884
Issued in reinvestment of distributions	46,452	468,696	73,352	740,992
Redeemed	(652,202)	(6,590,863)	(347,432)	(3,653,193)
	270,182	2,767,756	(79,336)	(858,317)
A Class
Sold	1,465,825	14,561,803	2,654,316	27,738,082
Issued in reinvestment of distributions	58,701	580,604	159,982	1,582,262
Redeemed	(1,965,492)	(19,514,527)	(2,484,493)	(25,552,038)
	(440,966)	(4,372,120)	329,805	3,768,306
C Class
Sold	38,000	362,930	482,713	4,894,305
Issued in reinvestment of distributions	7,716	73,381	39,043	370,521
Redeemed	(556,930)	(5,322,075)	(401,853)	(3,962,348)
	(511,214)	(4,885,764)	119,903	1,302,478
R Class
Sold	362,316	3,677,438	640,173	6,820,723
Issued in reinvestment of distributions	35,844	363,104	84,161	849,773
Redeemed	(493,839)	(5,014,783)	(801,945)	(8,487,216)
	(95,679)	(974,241)	(77,611)	(816,720)
R5 Class
Sold	1,356,300	13,737,718	1,487,682	15,717,320
Issued in reinvestment of distributions	299,144	3,015,799	579,987	5,854,346
Redeemed	(1,660,467)	(16,789,521)	(2,349,811)	(24,814,373)
	(5,023)	(36,004)	(282,142)	(3,242,707)
R6 Class
Sold	3,371,016	34,139,607	1,321,142	14,026,477
Issued in reinvestment of distributions	88,006	887,097	107,234	1,082,347
Redeemed	(2,068,854)	(20,950,772)	(949,730)	(10,048,449)
	1,390,168	14,075,932	478,646	5,060,375
G Class
Sold	9,571,413	97,544,399	9,112,581	95,592,590
Issued in reinvestment of distributions	2,315,004	23,358,393	3,609,947	36,518,518
Redeemed	(7,855,007)	(79,367,937)	(7,089,373)	(76,259,449)
	4,031,410	41,534,855	5,633,155	55,851,659
Net increase (decrease)	(39,173,527)	$(394,247,153)	(20,701,786)	$(190,639,143)
19

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$1,744,594,445	—
Asset-Backed Securities	—	19,883,530	—
Collateralized Loan Obligations	—	17,030,891	—
Corporate Bonds	—	14,972,431	—
Commercial Mortgage-Backed Securities	—	8,836,477	—
Collateralized Mortgage Obligations	—	4,493,906	—
Short-Term Investments	$63,109	23,154,595	—
	$63,109	$1,832,966,275	—
Other Financial Instruments
Futures Contracts	$621,103	—	—
Swap Agreements	—	$27,454,995	—
	$621,103	$27,454,995	—

Liabilities
Other Financial Instruments
Futures Contracts	$9,117	—	—
Swap Agreements	—	$341,258	—
	$9,117	$341,258	—

20

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $481,936,519 futures contracts purchased.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $642,158,333.

Value of Derivative Instruments as of March 31, 2024

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$261,030
Other Contracts	Receivable for variation margin on swap agreements*	$1,148,443	Payable for variation margin on swap agreements*	—
		$1,148,443		$261,030
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

21

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2024

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$(15,945,826)	Change in net unrealized appreciation (depreciation) on futures contracts	$(3,469,220)
Other Contracts	Net realized gain (loss) on swap agreement transactions	34,155,173	Change in net unrealized appreciation (depreciation) on swap agreements	(31,020,307)
		$18,209,347		$(34,489,527)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distributions Paid From
Ordinary income	$57,273,439	$131,002,156
Long-term capital gains	—	$15,230,972

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,913,318,475
Gross tax appreciation of investments	$498,194
Gross tax depreciation of investments	(80,787,285)
Net tax appreciation (depreciation) of investments	(80,289,091)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	27,114,335
Net tax appreciation (depreciation)	$(53,174,756)
Undistributed ordinary income	$2,826,850
Accumulated short-term capital losses	$(33,650,286)
Accumulated long-term capital losses	$(31,626,169)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
22

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2024	$10.15	0.24	(0.04)	0.20	(0.28)	—	(0.28)	$10.07	1.88%	0.70%	0.70%	2.32%	2.32%	24%	$365,611
2023	$10.89	0.47	(0.65)	(0.18)	(0.49)	(0.07)	(0.56)	$10.15	(1.48)%	0.63%	0.63%	4.46%	4.46%	32%	$515,266
2022	$10.79	0.49	0.04	0.53	(0.43)	—	(0.43)	$10.89	4.92%	0.56%	0.56%	4.48%	4.48%	71%	$697,335
2021	$10.01	0.09	0.78	0.87	(0.09)	—	(0.09)	$10.79	8.68%	0.57%	0.57%	0.95%	0.95%	29%	$338,427
2020	$10.11	0.21	(0.14)	0.07	(0.17)	—	(0.17)	$10.01	0.69%	0.57%	0.57%	2.13%	2.13%	50%	$572,935
I Class
2024	$10.24	0.26	(0.05)	0.21	(0.29)	—	(0.29)	$10.16	1.96%	0.60%	0.60%	2.42%	2.42%	24%	$530,952
2023	$10.98	0.48	(0.65)	(0.17)	(0.50)	(0.07)	(0.57)	$10.24	(1.36)%	0.53%	0.53%	4.56%	4.56%	32%	$836,499
2022	$10.88	0.50	0.04	0.54	(0.44)	—	(0.44)	$10.98	4.98%	0.46%	0.46%	4.58%	4.58%	71%	$1,045,280
2021	$10.09	0.10	0.79	0.89	(0.10)	—	(0.10)	$10.88	8.82%	0.47%	0.47%	1.05%	1.05%	29%	$679,719
2020	$10.19	0.23	(0.15)	0.08	(0.18)	—	(0.18)	$10.09	0.79%	0.47%	0.47%	2.23%	2.23%	50%	$150,405

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2024	$10.25	0.24	(0.02)	0.22	(0.30)	—	(0.30)	$10.17	2.16%	0.50%	0.50%	2.52%	2.52%	24%	$15,764
2023	$10.99	0.50	(0.66)	(0.16)	(0.51)	(0.07)	(0.58)	$10.25	(1.36)%	0.43%	0.43%	4.66%	4.66%	32%	$13,125
2022	$10.88	0.52	0.04	0.56	(0.45)	—	(0.45)	$10.99	5.18%	0.36%	0.36%	4.68%	4.68%	71%	$14,941
2021	$10.09	0.12	0.78	0.90	(0.11)	—	(0.11)	$10.88	8.92%	0.37%	0.37%	1.15%	1.15%	29%	$15,006
2020	$10.19	0.22	(0.13)	0.09	(0.19)	—	(0.19)	$10.09	0.89%	0.37%	0.37%	2.33%	2.33%	50%	$10,494
A Class
2024	$10.05	0.20	(0.04)	0.16	(0.25)	—	(0.25)	$9.96	1.64%	0.95%	0.95%	2.07%	2.07%	24%	$47,571
2023	$10.78	0.43	(0.63)	(0.20)	(0.46)	(0.07)	(0.53)	$10.05	(1.75)%	0.88%	0.88%	4.21%	4.21%	32%	$52,427
2022	$10.68	0.45	0.05	0.50	(0.40)	—	(0.40)	$10.78	4.70%	0.81%	0.81%	4.23%	4.23%	71%	$52,695
2021	$9.91	0.07	0.76	0.83	(0.06)	—	(0.06)	$10.68	8.39%	0.82%	0.82%	0.70%	0.70%	29%	$38,361
2020	$10.01	0.18	(0.13)	0.05	(0.15)	—	(0.15)	$9.91	0.44%	0.82%	0.82%	1.88%	1.88%	50%	$29,951
C Class
2024	$9.66	0.15	(0.07)	0.08	(0.19)	—	(0.19)	$9.55	0.86%	1.70%	1.70%	1.32%	1.32%	24%	$3,869
2023	$10.39	0.32	(0.59)	(0.27)	(0.39)	(0.07)	(0.46)	$9.66	(2.52)%	1.63%	1.63%	3.46%	3.46%	32%	$8,851
2022	$10.32	0.34	0.06	0.40	(0.33)	—	(0.33)	$10.39	3.92%	1.56%	1.56%	3.48%	3.48%	71%	$8,274
2021	$9.59	(0.03)	0.76	0.73	—(3)	—	—(3)	$10.32	7.62%	1.57%	1.57%	(0.05)%	(0.05)%	29%	$2,378
2020	$9.69	0.17	(0.20)	(0.03)	(0.07)	—	(0.07)	$9.59	(0.33)%	1.57%	1.57%	1.13%	1.13%	50%	$6,571

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2024	$10.27	0.18	(0.04)	0.14	(0.23)	—	(0.23)	$10.18	1.35%	1.20%	1.20%	1.82%	1.82%	24%	$16,539
2023	$11.01	0.44	(0.68)	(0.24)	(0.43)	(0.07)	(0.50)	$10.27	(2.04)%	1.13%	1.13%	3.96%	3.96%	32%	$17,660
2022	$10.90	0.45	0.03	0.48	(0.37)	—	(0.37)	$11.01	4.44%	1.06%	1.06%	3.98%	3.98%	71%	$19,782
2021	$10.11	0.05	0.77	0.82	(0.03)	—	(0.03)	$10.90	8.15%	1.07%	1.07%	0.45%	0.45%	29%	$19,408
2020	$10.21	0.16	(0.14)	0.02	(0.12)	—	(0.12)	$10.11	0.18%	1.07%	1.07%	1.63%	1.63%	50%	$18,099
R5 Class
2024	$10.25	0.25	(0.04)	0.21	(0.30)	—	(0.30)	$10.16	2.06%	0.50%	0.50%	2.52%	2.52%	24%	$110,123
2023	$10.98	0.50	(0.65)	(0.15)	(0.51)	(0.07)	(0.58)	$10.25	(1.27)%	0.43%	0.43%	4.66%	4.66%	32%	$111,102
2022	$10.88	0.54	0.01	0.55	(0.45)	—	(0.45)	$10.98	5.09%	0.36%	0.36%	4.68%	4.68%	71%	$122,195
2021	$10.09	0.12	0.78	0.90	(0.11)	—	(0.11)	$10.88	8.93%	0.37%	0.37%	1.15%	1.15%	29%	$508,447
2020	$10.19	0.24	(0.15)	0.09	(0.19)	—	(0.19)	$10.09	0.89%	0.37%	0.37%	2.33%	2.33%	50%	$417,564
R6 Class
2024	$10.25	0.24	(0.03)	0.21	(0.30)	—	(0.30)	$10.16	2.11%	0.45%	0.45%	2.57%	2.57%	24%	$36,305
2023	$10.98	0.49	(0.64)	(0.15)	(0.51)	(0.07)	(0.58)	$10.25	(1.22)%	0.38%	0.38%	4.71%	4.71%	32%	$22,373
2022	$10.88	0.52	0.03	0.55	(0.45)	—	(0.45)	$10.98	5.14%	0.31%	0.31%	4.73%	4.73%	71%	$18,725
2021	$10.09	0.12	0.78	0.90	(0.11)	—	(0.11)	$10.88	8.98%	0.32%	0.32%	1.20%	1.20%	29%	$12,923
2020	$10.19	0.25	(0.15)	0.10	(0.20)	—	(0.20)	$10.09	0.94%	0.32%	0.32%	2.38%	2.38%	50%	$10,261

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2024	$10.26	0.28	(0.02)	0.26	(0.34)	—	(0.34)	$10.18	2.54%	0.14%	0.45%	2.88%	2.57%	24%	$710,550
2023	$11.00	0.53	(0.65)	(0.12)	(0.55)	(0.07)	(0.62)	$10.26	(1.01)%	0.07%	0.38%	5.02%	4.71%	32%	$675,227
2022	$10.90	0.56	0.03	0.59	(0.49)	—	(0.49)	$11.00	5.46%	0.01%	0.31%	5.03%	4.73%	71%	$661,759
2021	$10.10	0.18	0.77	0.95	(0.15)	—	(0.15)	$10.90	9.41%	0.01%	0.32%	1.51%	1.20%	29%	$697,554
2020	$10.20	0.29	(0.16)	0.13	(0.23)	—	(0.23)	$10.10	1.25%	0.01%	0.32%	2.69%	2.38%	50%	$343,192

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the Short Duration Inflation Protection Bond Fund and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Inflation Protection Bond Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations in the year then ended, the changes in its net assets in the two years of the period then ended, and the financial highlights for the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2024

We have served as the auditor of one or more American Century investment companies since 1997.
27

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	31	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	86	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Retired; Chief Financial Officer, EMPIRE (digital media distribution) (2023); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	31	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	31	None
28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	31	None
John M. Loder (1958)	Trustee	Since 2024	Retired; Lawyer, Ropes & Gray LLP (1984 to 2023)	31	None
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2023 through December 31, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92282 2405

Annual Report

March 31, 2024

Short Duration Strategic Income Fund
Investor Class (ASDVX)
I Class (ASDHX)
Y Class (ASYDX)
A Class (ASADX)
C Class (ASCDX)
R Class (ASDRX)
R5 Class (ASDJX)
R6 Class (ASXDX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending March 31, 2024. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Surged While Bonds Delivered Modest Gains

Soaring U.S. Treasury yields weighed on bond returns for the first six months of the reporting period. Meanwhile, inflation slowed but remained well above the Federal Reserve’s (Fed’s) target, lending conditions tightened, and recession risk rose. This fueled expectations for a shift in Fed policy, which, along with better-than-expected earnings, helped U.S. stocks deliver modest gains.

The Fed lifted rates in May, paused in June and hiked again in July to a range of 5.25% to 5.5%, a 22-year high. The Fed left rates unchanged in September but warned that persistent above-target inflation may require more tightening. This news pushed Treasury yields to multiyear highs in October and sent stocks tumbling. By November, inflation showed signs of moderating, and the Fed held rates steady again, reviving investor enthusiasm. Then, in December, Fed policymakers expressed more confidence about the inflation outlook and forecasted three rate cuts for 2024. Against this backdrop, recession fears eased, Treasury yields declined, and stocks and bonds ended 2023 on a strong note.
Despite the Fed’s continued pause, yields reversed course again in early 2024 amid a steady stream of better-than-expected economic data and persistent inflation. But the bond market’s late-2023 rally helped the Bloomberg U.S. Aggregate Bond Index maintain a gain of 1.70% for the 12-month period. Most stock indices continued to rally into 2024, buoyed by solid corporate earnings and expectations for Fed rate cuts. The S&P 500 Index returned 29.88% for the 12-month period, and growth stocks generally outperformed value stocks.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, still-tight financial conditions, political uncertainty and slowing growth. In addition, the Israel-Hamas war and other tensions in the Middle East complicate the global backdrop and represent additional considerations for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2024
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ASDVX	5.09%	2.15%	2.00%	7/28/14
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	—	3.49%	1.36%	1.30%	—
I Class	ASDHX	5.32%	2.27%	2.22%	4/10/17
Y Class	ASYDX	5.30%	2.34%	2.31%	4/10/17
A Class	ASADX				7/28/14
No sales charge		4.83%	1.89%	1.75%
With sales charge		2.47%	1.43%	1.51%
C Class	ASCDX	4.05%	1.13%	0.99%	7/28/14
R Class	ASDRX	4.69%	1.66%	1.51%	7/28/14
R5 Class	ASDJX	5.30%	2.35%	2.21%	7/28/14
R6 Class	ASXDX	5.48%	2.43%	2.27%	7/28/14
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over Life of Class
$10,000 investment made July 28, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2024
Investor Class — $12,116

Bloomberg U.S. 1-3 Year Government/Credit Bond Index — $11,337

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.52%	0.42%	0.32%	0.77%	1.52%	1.02%	0.32%	0.27%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Jason Greenblath, Jeff Houston, Paul Norris and Charles Tan

Effective November 10, 2023, Paul Norris joined the portfolio’s management team. Peter Van Gelderen left the team August 31, 2023.

Performance Summary

Short Duration Strategic Income returned 5.09%* for the 12 months ended March 31, 2024. By comparison, the Bloomberg U.S. 1-3 Year Government/Credit Bond Index returned 3.49% for the same period. Fund returns reflect operating expenses, while index returns do not.

Late-2023 Rally Drove Bond Market Gains

Healthy economic data, above-target inflation and restrictive Federal Reserve (Fed) policy helped drive up Treasury yields through October, when they reached multiyear highs. Then, amid moderating inflation and expectations for a Fed policy pivot, yields reversed course and dropped sharply by year-end, triggering a fourth-quarter 2023 rally among bonds. The Fed adopted a more dovish tone and penciled in three rate cuts for 2024. This action left many investors optimistic that the Fed could avoid a recession by engineering a soft landing.

However, in early 2024, persistent inflation, relatively healthy economic data and an uncertain Fed rate-cut timetable pushed Treasury yields higher again and bond returns lower. Overall, the 10-year Treasury yield ended the 12-month period at 4.21%, 74 basis points (bps) higher than a year earlier. The two-year Treasury climbed 60 bps to 4.63%. Nevertheless, the late-2023 rally generally helped most bond sectors deliver 12-month gains.

Corporate Credit Contributed

Our position in corporate bonds, which comprised approximately 46% of the portfolio on March 31, 2024, drove the portfolio’s outperformance versus the index. This was largely due to our allocation to investment-grade corporate bonds. Investment-grade credit spreads tightened during the period, which helped offset the effects of rising yields. Additionally, our out-of-index position in high-yield corporate bonds also enhanced performance. High-yield credit spreads tightened significantly for the 12-month period, and the high-yield corporate sector was among the bond market’s top performers.

Securitized Sector Boosted Performance

We maintained a sizable out-of-index position in securitized bonds, which comprised approximately 22% of the portfolio at period-end. Exposure within the sector was broadly positive, led by collateralized loan obligations, asset-backed securities, non-agency commercial mortgage-backed securities and non-agency collateralized mortgage obligations. Spread tightening helped these credit-sensitive securities deliver solid performance.

Elsewhere, a modest allocation to emerging markets bonds (approximately 1% of the portfolio at period-end) also contributed to portfolio performance.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

MARCH 31, 2024
Types of Investments in Portfolio	% of net assets
Corporate Bonds	45.8%
U.S. Treasury Securities	27.9%
Collateralized Loan Obligations	7.5%
Asset-Backed Securities	5.1%
Commercial Mortgage-Backed Securities	4.1%
U.S. Government Agency Mortgage-Backed Securities	3.0%
Collateralized Mortgage Obligations	2.3%
Preferred Stocks	1.4%
Bank Loan Obligations	0.7%
Sovereign Governments and Agencies	0.2%
Short-Term Investments	4.5%
Other Assets and Liabilities	(2.5)%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period(1) 10/1/23 - 3/31/24	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,042.60	$2.66	0.52%
I Class	$1,000	$1,043.10	$2.15	0.42%
Y Class	$1,000	$1,043.60	$1.63	0.32%
A Class	$1,000	$1,041.30	$3.93	0.77%
C Class	$1,000	$1,037.40	$7.74	1.52%
R Class	$1,000	$1,041.20	$5.21	1.02%
R5 Class	$1,000	$1,043.60	$1.63	0.32%
R6 Class	$1,000	$1,043.90	$1.38	0.27%
Hypothetical
Investor Class	$1,000	$1,022.40	$2.63	0.52%
I Class	$1,000	$1,022.90	$2.12	0.42%
Y Class	$1,000	$1,023.40	$1.62	0.32%
A Class	$1,000	$1,021.15	$3.89	0.77%
C Class	$1,000	$1,017.40	$7.67	1.52%
R Class	$1,000	$1,019.90	$5.15	1.02%
R5 Class	$1,000	$1,023.40	$1.62	0.32%
R6 Class	$1,000	$1,023.65	$1.37	0.27%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

MARCH 31, 2024

	Principal Amount/Shares	Value
CORPORATE BONDS — 45.8%
Aerospace and Defense — 0.7%
Boeing Co., 4.875%, 5/1/25	$1,860,000	$1,839,624
Boeing Co., 2.20%, 2/4/26	980,000	917,894
Howmet Aerospace, Inc., 5.90%, 2/1/27	1,530,000	1,553,383
		4,310,901
Air Freight and Logistics — 0.5%
GXO Logistics, Inc., 1.65%, 7/15/26	3,000,000	2,752,265
Automobiles — 1.3%
Ford Motor Credit Co. LLC, 5.125%, 6/16/25	1,700,000	1,685,278
Ford Motor Credit Co. LLC, 5.80%, 3/5/27	1,530,000	1,536,310
General Motors Financial Co., Inc., 5.40%, 4/6/26	2,650,000	2,651,807
Nissan Motor Acceptance Co. LLC, 6.95%, 9/15/26(1)	2,200,000	2,260,865
		8,134,260
Banks — 13.7%
Banco Internacional del Peru SAA Interbank, VRN, 4.00%, 7/8/30	1,800,000	1,729,988
Banco Santander SA, VRN, 6.53%, 11/7/27	2,400,000	2,462,428
Banco Santander SA, VRN, 5.55%, 3/14/28	3,200,000	3,201,658
Bank of America Corp., VRN, 5.93%, 9/15/27	4,115,000	4,171,118
Bank of America Corp., VRN, 5.82%, 9/15/29	1,865,000	1,912,946
Bank of Montreal, 5.92%, 9/25/25	3,745,000	3,784,368
Bank of Nova Scotia, 5.35%, 12/7/26	1,540,000	1,548,358
Barclays PLC, VRN, 7.39%, 11/2/28	1,670,000	1,771,748
BNP Paribas SA, VRN, 5.18%, 1/9/30(1)	2,000,000	2,001,033
BPCE SA, 4.625%, 7/11/24(1)	1,500,000	1,491,994
BPCE SA, 5.15%, 7/21/24(1)	2,600,000	2,589,337
BPCE SA, VRN, 6.71%, 10/19/29(1)	1,565,000	1,638,101
CaixaBank SA, VRN, 5.67%, 3/15/30(1)	393,000	393,002
Canadian Imperial Bank of Commerce, 5.00%, 4/28/28	1,905,000	1,899,281
Citigroup, Inc., VRN, 5.17%, 2/13/30	3,060,000	3,046,622
Comerica, Inc., VRN, 5.98%, 1/30/30	528,000	521,977
Credit Agricole SA, 5.13%, 3/11/27(1)	1,282,000	1,283,259
Danske Bank AS, VRN, 6.26%, 9/22/26(1)	1,577,000	1,592,794
Danske Bank AS, VRN, 1.55%, 9/10/27(1)	1,500,000	1,368,286
Danske Bank AS, VRN, 5.71%, 3/1/30(1)	1,071,000	1,078,263
Discover Bank, 3.45%, 7/27/26	1,770,000	1,686,195
Fifth Third Bank NA, 3.85%, 3/15/26	800,000	770,916
Freedom Mortgage Corp., 12.00%, 10/1/28(1)	1,405,000	1,532,932
Freedom Mortgage Holdings LLC, 9.25%, 2/1/29(1)	281,000	287,842
Goldman Sachs Bank USA, VRN, 5.28%, 3/18/27	1,510,000	1,509,685
HSBC Holdings PLC, VRN, 5.89%, 8/14/27	4,490,000	4,530,262
HSBC USA, Inc., 5.29%, 3/4/27	1,925,000	1,936,716
Huntington National Bank, VRN, 5.70%, 11/18/25	1,560,000	1,551,184
ING Groep NV, VRN, 5.34%, 3/19/30	1,515,000	1,511,842
Intesa Sanpaolo SpA, 5.02%, 6/26/24(1)	3,040,000	3,030,228
Intesa Sanpaolo SpA, 4.00%, 9/23/29(1)	1,760,000	1,627,786
JPMorgan Chase & Co., VRN, 6.07%, 10/22/27	1,000,000	1,020,615
9

	Principal Amount/Shares	Value
JPMorgan Chase & Co., VRN, 5.04%, 1/23/28	$1,690,000	$1,684,700
JPMorgan Chase & Co., VRN, 4.01%, 4/23/29	895,000	858,123
JPMorgan Chase & Co., VRN, 5.30%, 7/24/29	1,285,000	1,295,078
KeyCorp, VRN, 3.88%, 5/23/25	2,275,000	2,264,842
Lloyds Banking Group PLC, VRN, 5.87%, 3/6/29	1,530,000	1,555,310
Morgan Stanley Bank NA, VRN, 4.95%, 1/14/28	1,475,000	1,469,347
National Bank of Canada, 5.60%, 12/18/28	1,530,000	1,556,118
Nordea Bank Abp, 5.00%, 3/19/27(1)	2,425,000	2,425,214
Societe Generale SA, VRN, 5.63%, 1/19/30(1)	1,555,000	1,549,240
Sumitomo Mitsui Financial Group, Inc., 4.44%, 4/2/24(1)	1,780,000	1,780,000
Synchrony Bank, 5.40%, 8/22/25	837,000	829,603
Truist Bank, VRN, 2.64%, 9/17/29	1,564,000	1,503,956
Truist Financial Corp., VRN, 7.16%, 10/30/29	311,000	331,757
U.S. Bancorp, VRN, 6.79%, 10/26/27	1,545,000	1,600,300
Wells Fargo & Co., VRN, 6.30%, 10/23/29	2,480,000	2,583,834
		83,770,186
Capital Markets — 3.6%
ARES Capital Corp., 4.25%, 3/1/25	2,120,000	2,085,639
ARES Capital Corp., 7.00%, 1/15/27	2,175,000	2,238,418
BlackRock Funding, Inc., 4.70%, 3/14/29	862,000	863,312
Blackstone Private Credit Fund, 7.30%, 11/27/28(1)	1,610,000	1,680,008
Blue Owl Capital Corp., 3.40%, 7/15/26	1,193,000	1,124,375
Blue Owl Capital Corp., 5.95%, 3/15/29	285,000	283,596
Blue Owl Credit Income Corp., 7.75%, 1/15/29(1)	3,130,000	3,226,165
Charles Schwab Corp., VRN, 5.64%, 5/19/29	840,000	853,099
Charles Schwab Corp., VRN, 6.20%, 11/17/29	485,000	504,332
Goldman Sachs Group, Inc., VRN, 6.48%, 10/24/29	1,240,000	1,305,029
Golub Capital BDC, Inc., 3.375%, 4/15/24	2,100,000	2,099,031
Golub Capital BDC, Inc., 7.05%, 12/5/28	1,309,000	1,341,112
Golub Capital BDC, Inc., 6.00%, 7/15/29	935,000	919,000
Morgan Stanley, VRN, 6.41%, 11/1/29	2,360,000	2,475,636
Northern Trust Corp., VRN, 3.375%, 5/8/32	321,000	299,360
UBS Group AG, VRN, 5.71%, 1/12/27(1)	600,000	602,068
		21,900,180
Communications Equipment — 0.5%
Cisco Systems, Inc., 4.85%, 2/26/29	3,050,000	3,073,972
Consumer Finance — 3.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, 7/15/25	2,430,000	2,454,279
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.10%, 1/15/27	2,038,000	2,071,993
Avolon Holdings Funding Ltd., 3.95%, 7/1/24(1)	2,347,000	2,333,596
Avolon Holdings Funding Ltd., 2.875%, 2/15/25(1)	1,375,000	1,338,309
Avolon Holdings Funding Ltd., 6.375%, 5/4/28(1)	2,365,000	2,414,644
BOC Aviation USA Corp., 1.625%, 4/29/24(1)	1,774,000	1,768,388
Bread Financial Holdings, Inc., 9.75%, 3/15/29(1)	1,590,000	1,656,195
Capital One Financial Corp., VRN, 7.15%, 10/29/27	982,000	1,022,233
Encore Capital Group, Inc., 9.25%, 4/1/29(1)	1,055,000	1,082,036
Navient Corp., 5.875%, 10/25/24	510,000	509,888
Synchrony Financial, 4.25%, 8/15/24	2,850,000	2,831,931
		19,483,492
10

	Principal Amount/Shares	Value
Containers and Packaging — 0.4%
Amcor Flexibles North America, Inc., 4.00%, 5/17/25	$2,690,000	$2,641,919
Diversified REITs — 1.6%
Agree LP, 2.00%, 6/15/28	1,900,000	1,672,139
Brixmor Operating Partnership LP, 3.90%, 3/15/27	3,290,000	3,159,477
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/26	1,310,000	1,299,461
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27	1,565,000	1,507,816
Store Capital LLC, 4.50%, 3/15/28	758,000	719,722
Store Capital LLC, 4.625%, 3/15/29	1,637,000	1,544,161
		9,902,776
Diversified Telecommunication Services — 0.8%
AT&T, Inc., 7.30%, 8/15/26	1,725,000	1,788,128
Sprint Capital Corp., 6.875%, 11/15/28	1,440,000	1,535,662
Telecom Italia SpA, 5.30%, 5/30/24(1)	1,365,000	1,358,510
		4,682,300
Electric Utilities — 1.5%
Jersey Central Power & Light Co., 4.30%, 1/15/26(1)	2,500,000	2,444,501
NextEra Energy Capital Holdings, Inc., 4.45%, 6/20/25	1,020,000	1,007,928
NextEra Energy Operating Partners LP, 4.25%, 7/15/24(1)	1,643,000	1,629,639
Tierra Mojada Luxembourg II SARL, 5.75%, 12/1/40(1)	1,426,664	1,311,906
Vistra Operations Co. LLC, 5.125%, 5/13/25(1)	2,500,000	2,480,263
		8,874,237
Electrical Equipment — 0.4%
Regal Rexnord Corp., 6.05%, 2/15/26(1)	2,520,000	2,534,344
Entertainment — 0.4%
Warnermedia Holdings, Inc., 3.64%, 3/15/25	659,000	646,018
Warnermedia Holdings, Inc., 3.79%, 3/15/25	442,000	433,897
Warnermedia Holdings, Inc., 6.41%, 3/15/26	1,645,000	1,645,034
		2,724,949
Financial Services — 1.0%
Antares Holdings LP, 3.95%, 7/15/26(1)	1,200,000	1,128,882
Antares Holdings LP, 2.75%, 1/15/27(1)	1,531,000	1,372,468
Corebridge Global Funding, 5.75%, 7/2/26(1)	1,480,000	1,482,332
Corebridge Global Funding, 5.20%, 1/12/29(1)	895,000	896,615
Radian Group, Inc., 6.20%, 5/15/29	1,057,000	1,073,416
		5,953,713
Ground Transportation — 1.3%
Ashtead Capital, Inc., 4.375%, 8/15/27(1)	3,800,000	3,647,666
Penske Truck Leasing Co. LP/PTL Finance Corp., 5.35%, 1/12/27(1)	793,000	793,969
SMBC Aviation Capital Finance DAC, 5.30%, 4/3/29(1)(2)	1,550,000	1,547,171
Triton Container International Ltd., 1.15%, 6/7/24(1)	2,250,000	2,230,001
		8,218,807
Health Care Equipment and Supplies — 0.5%
Medline Borrower LP/Medline Co.-Issuer, Inc., 6.25%, 4/1/29(1)	1,830,000	1,840,482
Solventum Corp., 5.45%, 2/25/27(1)	1,260,000	1,264,664
		3,105,146
Health Care Providers and Services — 1.0%
HCA, Inc., 5.20%, 6/1/28	1,720,000	1,725,601
IQVIA, Inc., 5.70%, 5/15/28	1,425,000	1,446,544
11

	Principal Amount/Shares	Value
IQVIA, Inc., 6.25%, 2/1/29	$650,000	$675,444
Tenet Healthcare Corp., 6.25%, 2/1/27	400,000	400,153
Universal Health Services, Inc., 1.65%, 9/1/26	2,163,000	1,971,913
		6,219,655
Hotels, Restaurants and Leisure — 0.4%
Hyatt Hotels Corp., 1.80%, 10/1/24	2,000,000	1,958,214
Hyatt Hotels Corp., 5.75%, 1/30/27	651,000	661,349
		2,619,563
Household Durables — 0.2%
Meritage Homes Corp., 6.00%, 6/1/25	1,384,000	1,386,225
Industrial REITs — 0.3%
LXP Industrial Trust, 6.75%, 11/15/28	1,605,000	1,674,397
Insurance — 2.0%
Athene Global Funding, 1.45%, 1/8/26(1)	1,900,000	1,765,079
Athene Global Funding, 5.68%, 2/23/26(1)	2,285,000	2,294,655
GA Global Funding Trust, 3.85%, 4/11/25(1)	1,966,000	1,929,762
GA Global Funding Trust, 2.25%, 1/6/27(1)	2,650,000	2,426,570
GA Global Funding Trust, 5.50%, 1/8/29(1)	1,535,000	1,541,908
Global Atlantic Fin Co., 4.40%, 10/15/29(1)	1,340,000	1,247,192
Metropolitan Life Global Funding I, 4.85%, 1/8/29(1)	1,225,000	1,216,808
		12,421,974
IT Services — 0.9%
Black Knight InfoServ LLC, 3.625%, 9/1/28(1)	3,540,000	3,352,457
Kyndryl Holdings, Inc., 2.70%, 10/15/28	2,485,000	2,201,952
		5,554,409
Leisure Products — 0.4%
Mattel, Inc., 5.875%, 12/15/27(1)	2,270,000	2,280,369
Life Sciences Tools and Services — 0.6%
Illumina, Inc., 5.80%, 12/12/25	3,590,000	3,597,459
Machinery — 0.2%
AGCO Corp., 5.45%, 3/21/27	940,000	944,610
Media — 1.1%
Gray Television, Inc., 7.00%, 5/15/27(1)	1,825,000	1,698,804
Paramount Global, 3.70%, 6/1/28	2,315,000	2,052,446
TEGNA, Inc., 4.75%, 3/15/26(1)	1,520,000	1,491,274
Warner Media LLC, 3.80%, 2/15/27	1,658,000	1,543,359
		6,785,883
Metals and Mining — 0.5%
Steel Dynamics, Inc., 2.80%, 12/15/24	3,000,000	2,944,532
Mortgage Real Estate Investment Trusts (REITs) — 0.5%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 2/1/27(1)	1,702,000	1,593,563
Starwood Property Trust, Inc., 7.25%, 4/1/29(1)	1,210,000	1,221,143
		2,814,706
Oil, Gas and Consumable Fuels — 1.4%
Columbia Pipelines Holding Co. LLC, 6.04%, 8/15/28(1)	2,050,000	2,095,904
Ecopetrol SA, 5.375%, 6/26/26	1,500,000	1,475,973
Energy Transfer LP, 4.25%, 4/1/24	1,500,000	1,500,000
Energy Transfer LP, 6.05%, 12/1/26	1,450,000	1,479,515
Petroleos Mexicanos, 6.50%, 3/13/27	1,200,000	1,131,136
SierraCol Energy Andina LLC, 6.00%, 6/15/28(1)	1,225,000	1,077,323
		8,759,851
12

	Principal Amount/Shares	Value
Passenger Airlines — 0.8%
American Airlines Pass-Through Trust, Series 2017-2, Class B, 3.70%, 4/15/27	$1,724,613	$1,673,692
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26(1)	1,740,000	1,634,862
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27(1)	1,394,250	1,403,042
		4,711,596
Pharmaceuticals — 0.3%
Bristol-Myers Squibb Co., 4.90%, 2/22/27	1,008,000	1,010,551
Perrigo Finance Unlimited Co., 3.90%, 12/15/24	1,100,000	1,081,290
		2,091,841
Real Estate Management and Development — 0.2%
Newmark Group, Inc., 7.50%, 1/12/29(1)	1,121,000	1,153,881
Retail REITs — 0.6%
Realty Income Corp., 4.75%, 2/15/29	1,290,000	1,275,300
SITE Centers Corp., 3.625%, 2/1/25	2,098,000	2,066,144
SITE Centers Corp., 4.70%, 6/1/27	315,000	311,083
		3,652,527
Software — 0.4%
Open Text Corp., 6.90%, 12/1/27(1)	809,000	837,145
Oracle Corp., 2.65%, 7/15/26	1,380,000	1,306,319
		2,143,464
Specialized REITs — 1.4%
American Tower Corp., 5.25%, 7/15/28	2,035,000	2,036,225
EPR Properties, 4.50%, 6/1/27	1,600,000	1,523,453
VICI Properties LP, 4.375%, 5/15/25	1,890,000	1,859,150
VICI Properties LP/VICI Note Co., Inc., 3.50%, 2/15/25(1)	3,000,000	2,936,134
		8,354,962
Textiles, Apparel and Luxury Goods — 0.3%
Tapestry, Inc., 7.35%, 11/27/28	1,730,000	1,823,933
Trading Companies and Distributors — 0.7%
AerCap Holdings NV, VRN, 5.875%, 10/10/79	1,500,000	1,490,411
Aircastle Ltd., 5.25%, 8/11/25(1)	766,000	759,537
Aircastle Ltd., 6.50%, 7/18/28(1)	2,160,000	2,204,928
		4,454,876
Transportation Infrastructure — 0.2%
Rumo Luxembourg SARL, 5.25%, 1/10/28	1,305,000	1,262,619
TOTAL CORPORATE BONDS (Cost $278,535,769)		279,716,779
U.S. TREASURY SECURITIES — 27.9%
U.S. Treasury Notes, 1.125%, 1/15/25(3)	2,000,000	1,938,786
U.S. Treasury Notes, 5.00%, 10/31/25	47,000,000	47,139,531
U.S. Treasury Notes, 4.875%, 11/30/25	7,000,000	7,011,211
U.S. Treasury Notes, 4.625%, 2/28/26	30,000,000	29,977,734
U.S. Treasury Notes, 4.375%, 8/15/26	7,700,000	7,671,576
U.S. Treasury Notes, 4.625%, 9/15/26	29,650,000	29,719,492
U.S. Treasury Notes, 2.00%, 11/15/26	700,000	657,262
U.S. Treasury Notes, 4.625%, 11/15/26	19,800,000	19,867,289
U.S. Treasury Notes, 4.00%, 1/15/27	21,000,000	20,751,445
U.S. Treasury Notes, 4.125%, 2/15/27	5,000,000	4,958,399
13

	Principal Amount/Shares	Value
U.S. Treasury Notes, 3.875%, 11/30/29	$800,000	$785,750
TOTAL U.S. TREASURY SECURITIES (Cost $170,417,253)		170,478,475
COLLATERALIZED LOAN OBLIGATIONS — 7.5%
AIMCO CLO, Series 2018-AA, Class D, VRN, 8.13%, (3-month SOFR plus 2.81%), 4/17/31(1)	2,000,000	1,993,071
AMMC CLO XI Ltd., Series 2012-11A, Class BR2, VRN, 7.18%, (3-month SOFR plus 1.86%), 4/30/31(1)	1,000,000	1,001,308
AMMC CLO XIII Ltd., Series 2020-2, Class A3R2, VRN, 7.83%, (3-month SOFR plus 2.51%), 7/24/29(1)	1,500,000	1,500,935
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL4, Class A, VRN, 6.79%, (1-month SOFR plus 1.46%), 11/15/36(1)	1,321,000	1,314,572
Bain Capital Credit CLO Ltd., Series 2019-2A, Class CR, VRN, 7.68%, (3-month SOFR plus 2.36%), 10/17/32(1)	1,910,000	1,911,670
Barings Private Credit Corp. CLO Ltd., Series 2023-1A, Class A1, VRN, 7.71%, (3-month SOFR plus 2.40%), 7/15/31(1)	1,967,675	1,973,431
BSPRT Issuer Ltd., Series 2023-FL10, Class A, VRN, 7.58%, (1-month SOFR plus 2.26%), 9/15/35(1)	1,753,000	1,752,832
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class BRR, VRN, 7.77%, (3-month SOFR plus 2.46%), 8/14/30(1)	1,050,000	1,050,521
CBAM Ltd., Series 2017-1A, Class B, VRN, 7.38%, (3-month SOFR plus 2.06%), 7/20/30(1)	650,000	650,784
Cerberus Loan Funding XXXI LP, Series 2021-1A, Class A, VRN, 7.08%, (3-month SOFR plus 1.76%), 4/15/32(1)	996,999	998,131
CIFC Funding Ltd., Series 2017-3A, Class C, VRN, 9.23%, (3-month SOFR plus 3.91%), 7/20/30(1)	1,750,000	1,755,208
CIFC Funding Ltd., Series 2017-5A, Class B, VRN, 7.43%, (3-month SOFR plus 2.11%), 11/16/30(1)	1,100,000	1,099,547
Cook Park CLO Ltd., Series 2018-1A, Class C, VRN, 7.33%, (3-month SOFR plus 2.01%), 4/17/30(1)	2,000,000	1,990,604
Dryden 30 Senior Loan Fund, Series 2013-30A, Class CR, VRN, 7.27%, (3-month SOFR plus 1.96%), 11/15/28(1)	1,775,000	1,765,329
HGI CRE CLO Ltd., Series 2021-FL1, Class AS, VRN, 6.84%, (1-month SOFR plus 1.51%), 6/16/36(1)	3,042,000	2,969,414
KKR CLO 10 Ltd., Series 10, Class BR, VRN, 7.29%, (3-month SOFR plus 1.96%), 9/15/29(1)	1,500,000	1,500,420
KKR Static CLO I Ltd., Series 2022-1A, Class BR, VRN, 7.32%, (3-month SOFR plus 2.00%), 7/20/31(1)	2,050,000	2,051,248
Mountain View CLO LLC, Series 2017-2A, Class B, VRN, 7.28%, (3-month SOFR plus 1.96%), 1/16/31(1)	2,000,000	2,001,796
PFP Ltd., Series 2022-9, Class A, VRN, 7.60%, (1-month SOFR plus 2.27%), 8/19/35(1)	1,356,000	1,361,085
Ready Capital Mortgage Financing LLC, Series 2023-FL11, Class A, VRN, 7.70%, (1-month SOFR plus 2.37%), 10/25/39(1)	1,832,607	1,841,357
Rockford Tower CLO Ltd., Series 2017-3A, Class A, VRN, 6.77%, (3-month SOFR plus 1.45%), 10/20/30(1)	679,444	679,926
Shelter Growth CRE Issuer Ltd., Series 2022-FL4, Class A, VRN, 7.62%, (1-month SOFR plus 2.30%), 6/17/37(1)	1,881,583	1,881,552
Stewart Park CLO Ltd., Series 2015-1A, Class CR, VRN, 7.38%, (3-month SOFR plus 2.06%), 1/15/30(1)	1,500,000	1,497,175
Stratus CLO Ltd., Series 2021-2A, Class C, VRN, 7.48%, (3-month SOFR plus 2.16%), 12/28/29(1)	1,775,000	1,777,666
TRTX Issuer Ltd., Series 2021-FL4, Class A, VRN, 6.64%, (1-month SOFR plus 1.31%), 3/15/38(1)	1,810,313	1,773,878
TRTX Issuer Ltd., Series 2022-FL5, Class AS, VRN, 7.47%, (30-day average SOFR plus 2.15%), 2/15/39(1)	1,964,500	1,921,548
Vibrant CLO VII Ltd., Series 2017-7A, Class B, VRN, 7.98%, (3-month SOFR plus 2.66%), 9/15/30(1)	3,450,000	3,454,791
14

		Principal Amount/Shares	Value
Wind River CLO Ltd., Series 2013-1A, Class A1RR, VRN, 6.56%, (3-month SOFR plus 1.24%), 7/20/30(1)		$428,534	$428,442
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $45,478,708)			45,898,241
ASSET-BACKED SECURITIES — 5.1%
AASET Trust, Series 2021-2A, Class B, 3.54%, 1/15/47(1)		1,279,234	1,082,807
Blackbird Capital II Aircraft Lease Ltd., Series 2021-1A, Class B, 3.45%, 7/15/46(1)		1,317,873	1,149,074
Castlelake Aircraft Securitization Trust, Series 2018-1, Class A, SEQ, 4.125%, 6/15/43(1)		928,068	846,971
Castlelake Aircraft Structured Trust, Series 2017-1R, Class A, SEQ, 2.74%, 8/15/41(1)		298,860	275,937
Castlelake Aircraft Structured Trust, Series 2021-1A, Class A, SEQ, 3.47%, 1/15/46(1)		1,168,135	1,099,528
Clsec Holdings 22t LLC, Series 2021-1, Class C, 6.17%, 5/11/37(1)		1,815,845	1,579,321
Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2, SEQ, 4.94%, 1/25/52(1)	CAD	2,650,000	1,821,888
Cologix Canadian Issuer LP, Series 2022-1CAN, Class C, 7.74%, 1/25/52(1)	CAD	1,850,000	1,257,189
Diamond Resorts Owner Trust, Series 2021-1A, Class C, 2.70%, 11/21/33(1)		$226,528	215,481
Edgeconnex Data Centers Issuer LLC, Series 2022-1, Class A2, SEQ, 4.25%, 3/25/52(1)		1,665,469	1,531,975
Enterprise Fleet Financing LLC, Series 2024-1, Class A3, SEQ, 5.16%, 9/20/30(1)		2,200,000	2,196,875
Flexential Issuer, Series 2021-1A, Class A2, SEQ, 3.25%, 11/27/51(1)		3,025,000	2,745,839
GAIA Aviation Ltd., Series 2019-1, Class A, 3.97%, 12/15/44(1)		412,564	385,238
Global SC Finance II SRL, Series 2014-1A, Class A2, SEQ, 3.09%, 7/17/29(1)		600,754	596,548
LUNAR AIRCRAFT Ltd., Series 2020-1A, Class A, SEQ, 3.38%, 2/15/45(1)		1,403,019	1,295,962
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class B, 3.43%, 10/15/46(1)		2,347,534	2,021,598
MetroNet Infrastructure Issuer LLC, Series 2024-1A, Class B, 7.59%, 4/20/54(1)		650,000	649,890
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, 10/20/61(1)		2,500,000	2,105,590
NP SPE II LLC, Series 2019-1A, Class A1, SEQ, 2.57%, 9/20/49(1)		981,093	942,114
Santander Drive Auto Receivables Trust, Series 2024-1, Class A2, SEQ, 5.71%, 2/16/27		1,600,000	1,600,975
SBA Tower Trust, Series 2014-2A, Class C, SEQ, 3.87%, 10/15/49(1)		2,335,000	2,307,493
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class D, 4.54%, 5/20/36(1)		104,968	103,057
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class D, 4.18%, 8/20/36(1)		70,714	69,277
Slam Ltd., Series 2021-1A, Class B, 3.42%, 6/15/46(1)		1,449,175	1,234,004
VB-S1 Issuer LLC, Series 2022-1A, Class D, 4.29%, 2/15/52(1)		2,500,000	2,228,859
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(1)		14,169	13,928
TOTAL ASSET-BACKED SECURITIES (Cost $33,633,875)			31,357,418
COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.1%
Bank, Series 2018-BN15, Class D, 3.00%, 11/15/61(1)		462,000	342,147
15

	Principal Amount/Shares	Value
Bank, Series 2019-BN17, Class D, 3.00%, 4/15/52(1)	$612,000	$458,244
BBCMS Mortgage Trust, Series 2019-BWAY, Class D, VRN, 7.60%, (1-month SOFR plus 2.27%), 11/15/34(1)	1,683,000	282,607
BBCMS Mortgage Trust, Series 2019-BWAY, Class E, VRN, 8.29%, (1-month SOFR plus 2.96%), 11/15/34(1)	1,581,000	149,388
Benchmark Mortgage Trust, Series 2018-B5, Class D, VRN, 3.10%, 7/15/51(1)	834,000	600,167
Benchmark Mortgage Trust, Series 2019-B13, Class D, 2.50%, 8/15/57(1)	463,000	312,998
BX Commercial Mortgage Trust, Series 2023-VLT2, Class B, VRN, 8.45%, (1-month SOFR plus 3.13%), 6/15/40(1)	1,847,000	1,857,683
BXHPP Trust, Series 2021-FILM, Class E, VRN, 7.44%, (1-month SOFR plus 2.11%), 8/15/36(1)	1,400,000	1,236,944
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, VRN, 7.52%, (1-month SOFR plus 2.20%), 5/15/36(1)	2,497,786	2,496,083
Credit Suisse Mortgage Trust, Series 2021-BHAR, Class B, VRN, 6.94%, (1-month SOFR plus 1.61%), 11/15/38(1)	1,108,000	1,101,598
Extended Stay America Trust, Series 2021-ESH, Class E, VRN, 8.29%, (1-month SOFR plus 2.96%), 7/15/38(1)	1,462,809	1,462,768
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class A, SEQ, 3.14%, 12/10/36(1)	1,943,000	1,897,227
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class D, VRN, 3.96%, 12/10/36(1)	974,000	950,211
Great Wolf Trust, Series 2019-WOLF, Class C, VRN, 7.27%, (1-month SOFR plus 1.95%), 12/15/36(1)	1,239,750	1,237,892
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-AON, Class A, SEQ, 4.13%, 7/5/31(1)	1,853,000	1,717,177
Life Mortgage Trust, Series 2021-BMR, Class D, VRN, 6.84%, (1-month SOFR plus 1.51%), 3/15/38(1)	3,061,952	3,022,921
Morgan Stanley Capital I Trust, Series 2018-H3, Class D, 3.00%, 7/15/51(1)	437,000	338,414
Morgan Stanley Capital I Trust, Series 2018-L1, Class D, 3.00%, 10/15/51(1)	769,000	569,707
One New York Plaza Trust, Series 2020-1NYP, Class B, VRN, 6.94%, (1-month SOFR plus 1.61%), 1/15/36(1)	1,512,000	1,417,079
THPT Mortgage Trust, Series 2023-THL, Class B, VRN, 7.67%, 12/10/34(1)	2,990,000	3,058,193
Wells Fargo Commercial Mortgage Trust, Series 2020-C55, Class D, 2.50%, 2/15/53(1)	470,000	302,367
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $27,519,869)		24,811,815
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 3.0%
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 3.0%
GNMA, 6.50%, TBA (Cost $18,231,822)	17,988,000	18,290,722
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.3%
Private Sponsor Collateralized Mortgage Obligations — 1.9%
Angel Oak Mortgage Trust, Series 2019-5, Class A3, VRN, 2.92%, 10/25/49(1)	733,828	711,223
Angel Oak Mortgage Trust, Series 2019-6, Class M1, VRN, 3.39%, 11/25/59(1)	1,750,000	1,624,456
Angel Oak Mortgage Trust, Series 2020-2, Class A2, VRN, 3.86%, 1/26/65(1)	980,562	933,103
Bellemeade Re Ltd., Series 2019-3A, Class M1C, VRN, 7.39%, (1-month SOFR plus 2.06%), 7/25/29(1)	792,406	793,403
Credit Suisse Mortgage Trust, Series 2021-NQM6, Class A3, SEQ, VRN, 1.59%, 7/25/66(1)	1,283,056	1,038,933
FARM 21-1 Mortgage Trust, Series 2021-1, Class B, VRN, 3.24%, 7/25/51(1)	2,168,344	1,589,412
16

	Principal Amount/Shares	Value
Home RE Ltd., Series 2022-1, Class M1A, VRN, 8.17%, (30-day average SOFR plus 2.85%), 10/25/34(1)	$434,451	$437,649
Radnor RE Ltd., Series 2021-2, Class M1A, VRN, 7.17%, (30-day average SOFR plus 1.85%), 11/25/31(1)	139,114	139,199
Residential Mortgage Loan Trust, Series 2020-2, Class M1, SEQ, VRN, 3.57%, 5/25/60(1)	1,800,000	1,591,459
Triangle Re Ltd., Series 2021-1, Class M2, VRN, 9.34%, (1-month SOFR plus 4.01%), 8/25/33(1)	147,672	148,030
Triangle Re Ltd., Series 2021-3, Class M1A, VRN, 7.22%, (30-day average SOFR plus 1.90%), 2/25/34(1)	68,394	68,422
Triangle Re Ltd., Series 2023-1, Class M1A, VRN, 8.72%, (30-day average SOFR plus 3.40%), 11/25/33(1)	1,800,000	1,838,497
Verus Securitization Trust, Series 2020-4, Class A3, SEQ, 2.32%, 5/25/65(1)	209,536	200,365
Verus Securitization Trust, Series 2021-R3, Class A3, VRN, 1.38%, 4/25/64(1)	772,447	688,850
		11,803,001
U.S. Government Agency Collateralized Mortgage Obligations — 0.4%
FHLMC, Series 2022-DNA5, Class M1A, VRN, 8.27%, (30-day average SOFR plus 2.95%), 6/25/42(1)	1,155,024	1,185,803
FHLMC, Series 2022-DNA6, Class M1A, VRN, 7.47%, (30-day average SOFR plus 2.15%), 9/25/42(1)	574,982	582,349
FNMA, Series 2016-55, Class PI, IO, 4.00%, 8/25/46	1,395,700	253,457
FNMA, Series 2017-7, Class AI, IO, 6.00%, 2/25/47	987,584	167,799
FNMA, Series 413, Class C27, IO, 4.00%, 7/25/42	1,355,477	195,489
		2,384,897
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $14,649,846)		14,187,898
PREFERRED STOCKS — 1.4%
Banks — 1.4%
Barclays PLC, 8.00%	2,030,000	2,029,753
BNP Paribas SA, 7.375%(1)	1,335,000	1,341,504
Commerzbank AG, 7.00%	1,400,000	1,380,417
Credit Agricole SA, 8.125%(1)	1,335,000	1,364,290
Danske Bank AS, 7.00%	1,335,000	1,327,205
NatWest Group PLC, 8.00%	1,335,000	1,343,248
TOTAL PREFERRED STOCKS (Cost $8,788,772)		8,786,417
BANK LOAN OBLIGATIONS(4) — 0.7%
Aerospace and Defense — 0.2%
TransDigm, Inc., 2023 Term Loan I, 8.57%, (3-month SOFR plus 3.25%), 8/24/28	$992,500	997,378
Health Care Providers and Services — 0.2%
Star Parent, Inc., Term Loan B, 9.31%, (3-month SOFR plus 4.00%), 9/27/30	1,595,000	1,587,129
Passenger Airlines — 0.1%
American Airlines, Inc., 2023 Term Loan B, 8.60%, (3-month SOFR plus 2.75%), 2/15/28	480,150	480,584
Textiles, Apparel and Luxury Goods — 0.2%
Hanesbrands, Inc., 2023 Term Loan B, 9.08%, (1-month SOFR plus 3.75%), 3/8/30	990,000	991,084
TOTAL BANK LOAN OBLIGATIONS (Cost $4,007,778)		4,056,175
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.2%
Panama — 0.2%
Panama Government International Bonds, 9.375%, 4/1/29 (Cost $1,103,761)	975,000	1,093,259
17

	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 4.5%
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	51,743	$51,743
Repurchase Agreements — 2.9%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.625%, 9/15/26, valued at $779,870), in a joint trading account at 5.28%, dated 3/28/24, due 4/1/24 (Delivery value $764,845)		764,397
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.875%, 8/15/33, valued at $14,220,925), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $13,950,210)		13,942,000
TD Securities (USA) LLC, (collateralized by various U.S. Treasury obligations, 2.75% - 4.625%, 2/28/25 - 11/15/32, valued at $3,151,297), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $3,090,819)		3,089,000
		17,795,397
Treasury Bills(5) — 1.6%
U.S. Treasury Bills, 4.95%, 2/20/25	$10,000,000	9,566,982
TOTAL SHORT-TERM INVESTMENTS (Cost $27,420,690)		27,414,122
TOTAL INVESTMENT SECURITIES — 102.5% (Cost $629,788,143)		626,091,321
OTHER ASSETS AND LIABILITIES — (2.5)%		(15,202,187)
TOTAL NET ASSETS — 100.0%		$610,889,134

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,105,399	CAD	4,180,991	UBS AG	6/20/24	$15,275

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	651	June 2024	$133,119,329	$(145,401)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 5-Year Notes	442	June 2024	$47,300,906	$(103,645)
U.S. Treasury 10-Year Notes	30	June 2024	3,323,906	7,676
U.S. Treasury 10-Year Ultra Notes	48	June 2024	5,501,250	(30,719)
U.S. Treasury Long Bonds	7	June 2024	843,063	(13,026)
			$56,969,125	$(139,714)
^Amount represents value and unrealized appreciation (depreciation).

18

NOTES TO SCHEDULE OF INVESTMENTS
CAD	–	Canadian Dollar
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
GNMA	–	Government National Mortgage Association
IO	–	Interest Only
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
TBA	–	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $226,900,784, which represented 37.1% of total net assets.
(2)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(3)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts and/or futures contracts. At the period end, the aggregate value of securities pledged was $1,204,956.
(4)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(5)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.
19

Statement of Assets and Liabilities

MARCH 31, 2024
Assets
Investment securities, at value (cost of $629,788,143)	$626,091,321
Cash	654,197
Receivable for investments sold	996,241
Receivable for capital shares sold	488,864
Unrealized appreciation on forward foreign currency exchange contracts	15,275
Interest receivable	6,183,757
634,429,655

Liabilities
Payable for investments purchased	21,730,557
Payable for capital shares redeemed	1,493,154
Payable for variation margin on futures contracts	78,376
Accrued management fees	224,100
Distribution and service fees payable	7,258
Dividends payable	7,076
23,540,521

Net Assets	$610,889,134

Net Assets Consist of:
Capital paid in	$678,680,616
Distributable earnings (loss)	(67,791,482)
$610,889,134

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$151,197,181	16,982,190	$8.90
I Class	$422,156,757	47,438,860	$8.90
Y Class	$567,760	63,780	$8.90
A Class	$21,731,891	2,441,806	$8.90
C Class	$2,432,933	273,311	$8.90
R Class	$901,329	101,211	$8.91
R5 Class	$230,439	25,885	$8.90
R6 Class	$11,670,844	1,310,343	$8.91
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $9.10 (net asset value divided by 0.9775). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
20

Statement of Operations

YEAR ENDED MARCH 31, 2024
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $260)	$36,034,494

Expenses:
Management fees	2,921,506
Distribution and service fees:
A Class	60,649
C Class	24,127
R Class	3,201
Trustees' fees and expenses	51,445
Other expenses	10,515
3,071,443

Net investment income (loss)	32,963,051

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(16,914,001)
Forward foreign currency exchange contract transactions	(34,471)
Futures contract transactions	(4,242,260)
Foreign currency translation transactions	(147)
(21,190,879)

Change in net unrealized appreciation (depreciation) on:
Investments	20,516,842
Forward foreign currency exchange contracts	57,781
Futures contracts	(229,744)
Translation of assets and liabilities in foreign currencies	(31)
20,344,848

Net realized and unrealized gain (loss)	(846,031)

Net Increase (Decrease) in Net Assets Resulting from Operations	$32,117,020

See Notes to Financial Statements.
21

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2024 AND MARCH 31, 2023
Increase (Decrease) in Net Assets	March 31, 2024	March 31, 2023
Operations
Net investment income (loss)	$32,963,051	$27,816,225
Net realized gain (loss)	(21,190,879)	(38,954,608)
Change in net unrealized appreciation (depreciation)	20,344,848	1,826,007
Net increase (decrease) in net assets resulting from operations	32,117,020	(9,312,376)

Distributions to Shareholders
From earnings:
Investor Class	(8,748,312)	(8,340,051)
I Class	(22,547,619)	(18,296,159)
Y Class	(31,571)	(5,895)
A Class	(1,134,740)	(743,409)
C Class	(94,979)	(79,856)
R Class	(28,641)	(12,863)
R5 Class	(14,579)	(10,666)
R6 Class	(577,968)	(247,732)
Decrease in net assets from distributions	(33,178,409)	(27,736,631)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(176,476,862)	115,471,873

Net increase (decrease) in net assets	(177,538,251)	78,422,866

Net Assets
Beginning of period	788,427,385	710,004,519
End of period	$610,889,134	$788,427,385

See Notes to Financial Statements.
22

Notes to Financial Statements

MARCH 31, 2024

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Strategic Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek income. As a secondary objective, the fund seeks long-term capital appreciation.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, bank loan obligations, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

23

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Foreign Currency Translations — All assets and liabilities, including investment securities and other financial instruments, initially expressed in foreign currencies are translated into U.S. dollars each day at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

24

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.51%	0.41%	0.31%	0.51%	0.51%	0.51%	0.31%	0.26%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2024 are detailed in the Statement of Operations.

25

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2024 totaled $1,205,919,115, of which $659,993,141 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2024 totaled $1,335,633,468, of which $621,741,933 represented U.S. Treasury and Government Agency obligations.

26

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2024		Year ended March 31, 2023
	Shares	Amount	Shares	Amount
Investor Class
Sold	5,299,287	$46,947,729	13,833,200	$125,068,823
Issued in reinvestment of distributions	979,660	8,663,706	923,265	8,275,565
Redeemed	(15,107,169)	(133,671,063)	(16,275,822)	(146,833,192)
	(8,828,222)	(78,059,628)	(1,519,357)	(13,488,804)
I Class
Sold	21,311,909	188,700,136	44,459,505	402,361,464
Issued in reinvestment of distributions	2,549,960	22,547,067	2,043,570	18,295,280
Redeemed	(34,813,140)	(307,474,943)	(34,273,863)	(308,559,681)
	(10,951,271)	(96,227,740)	12,229,212	112,097,063
Y Class
Sold	59,996	529,617	36,562	323,590
Issued in reinvestment of distributions	3,571	31,571	663	5,895
Redeemed	(31,999)	(283,792)	(5,616)	(50,093)
	31,568	277,396	31,609	279,392
A Class
Sold	662,183	5,864,705	2,656,799	23,605,617
Issued in reinvestment of distributions	128,282	1,134,283	83,196	742,988
Redeemed	(1,350,192)	(11,934,690)	(1,564,580)	(14,059,124)
	(559,727)	(4,935,702)	1,175,415	10,289,481
C Class
Sold	75,218	666,834	63,090	569,379
Issued in reinvestment of distributions	10,534	93,172	8,595	76,921
Redeemed	(118,494)	(1,048,041)	(145,875)	(1,308,747)
	(32,742)	(288,035)	(74,190)	(662,447)
R Class
Sold	76,448	678,234	56,602	511,071
Issued in reinvestment of distributions	3,222	28,509	1,423	12,694
Redeemed	(38,232)	(339,871)	(18,285)	(165,086)
	41,438	366,872	39,740	358,679
R5 Class
Sold	5,587	49,413	43,073	391,893
Issued in reinvestment of distributions	1,628	14,396	1,192	10,660
Redeemed	(18,268)	(162,171)	(21,351)	(192,226)
	(11,053)	(98,362)	22,914	210,327
R6 Class
Sold	689,757	6,113,764	865,149	7,796,081
Issued in reinvestment of distributions	65,010	575,444	27,707	247,624
Redeemed	(474,409)	(4,200,871)	(184,839)	(1,655,523)
	280,358	2,488,337	708,017	6,388,182
Net increase (decrease)	(20,029,651)	$(176,476,862)	12,613,360	$115,471,873

27

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$279,716,779	—
U.S. Treasury Securities	—	170,478,475	—
Collateralized Loan Obligations	—	45,898,241	—
Asset-Backed Securities	—	31,357,418	—
Commercial Mortgage-Backed Securities	—	24,811,815	—
U.S. Government Agency Mortgage-Backed Securities	—	18,290,722	—
Collateralized Mortgage Obligations	—	14,187,898	—
Preferred Stocks	—	8,786,417	—
Bank Loan Obligations	—	4,056,175	—
Sovereign Governments and Agencies	—	1,093,259	—
Short-Term Investments	$51,743	27,362,379	—
	$51,743	$626,039,578	—
Other Financial Instruments
Futures Contracts	$7,676	—	—
Forward Foreign Currency Exchange Contracts	—	$15,275	—
	$7,676	$15,275	—

Liabilities
Other Financial Instruments
Futures Contracts	$292,791	—	—

28

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $3,040,196.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $210,711,006 futures contracts purchased and $45,340,324 futures contracts sold.

Value of Derivative Instruments as of March 31, 2024

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$15,275	Unrealized depreciation on forward foreign currency exchange contracts	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$78,376
		$15,275		$78,376
*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

29

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2024

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	$(34,471)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$57,781
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(4,242,260)	Change in net unrealized appreciation (depreciation) on futures contracts	(229,744)
		$(4,276,731)		$(171,963)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distributions Paid From
Ordinary income	$33,178,409	$27,736,631
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

30

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$629,950,263
Gross tax appreciation of investments	$4,320,643
Gross tax depreciation of investments	(8,179,585)
Net tax appreciation (depreciation) of investments	(3,858,942)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	9
Net tax appreciation (depreciation)	$(3,858,933)
Other book-to-tax adjustments	$(331,503)
Undistributed ordinary income	$197,724
Accumulated short-term capital losses	$(31,809,806)
Accumulated long-term capital losses	$(31,988,964)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

31

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2024	$8.89	0.43	0.02	0.45	(0.44)	—	(0.44)	$8.90	5.09%	0.52%	0.52%	4.90%	4.90%	214%	$151,197
2023	$9.34	0.32	(0.45)	(0.13)	(0.32)	—	(0.32)	$8.89	(1.24)%	0.52%	0.52%	3.60%	3.60%	188%	$229,572
2022	$9.82	0.22	(0.38)	(0.16)	(0.24)	(0.08)	(0.32)	$9.34	(1.72)%	0.52%	0.52%	2.28%	2.28%	120%	$255,208
2021	$9.19	0.23	0.66	0.89	(0.26)	—	(0.26)	$9.82	9.74%	0.52%	0.55%	2.36%	2.33%	193%	$119,380
2020	$9.50	0.24	(0.30)	(0.06)	(0.25)	—	(0.25)	$9.19	(0.65)%	0.52%	0.61%	2.48%	2.39%	98%	$96,773
I Class
2024	$8.89	0.44	0.02	0.46	(0.45)	—	(0.45)	$8.90	5.32%	0.42%	0.42%	5.00%	5.00%	214%	$422,157
2023	$9.33	0.33	(0.44)	(0.11)	(0.33)	—	(0.33)	$8.89	(1.15)%	0.42%	0.42%	3.70%	3.70%	188%	$519,131
2022	$9.82	0.23	(0.39)	(0.16)	(0.25)	(0.08)	(0.33)	$9.33	(1.62)%	0.42%	0.42%	2.38%	2.38%	120%	$430,865
2021	$9.19	0.24	0.66	0.90	(0.27)	—	(0.27)	$9.82	9.73%	0.42%	0.45%	2.46%	2.43%	193%	$166,606
2020	$9.49	0.25	(0.29)	(0.04)	(0.26)	—	(0.26)	$9.19	(0.44)%	0.42%	0.51%	2.58%	2.49%	98%	$83,287

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2024	$8.89	0.46	0.01	0.47	(0.46)	—	(0.46)	$8.90	5.30%	0.32%	0.32%	5.10%	5.10%	214%	$568
2023	$9.34	0.40	(0.51)	(0.11)	(0.34)	—	(0.34)	$8.89	(1.07)%	0.32%	0.32%	3.80%	3.80%	188%	$286
2022	$9.82	0.25	(0.39)	(0.14)	(0.26)	(0.08)	(0.34)	$9.34	(1.52)%	0.32%	0.32%	2.48%	2.48%	120%	$6
2021	$9.19	0.26	0.65	0.91	(0.28)	—	(0.28)	$9.82	9.93%	0.32%	0.35%	2.56%	2.53%	193%	$5,691
2020	$9.50	0.26	(0.30)	(0.04)	(0.27)	—	(0.27)	$9.19	(0.45)%	0.32%	0.41%	2.68%	2.59%	98%	$5
A Class
2024	$8.89	0.41	0.02	0.43	(0.42)	—	(0.42)	$8.90	4.83%	0.77%	0.77%	4.65%	4.65%	214%	$21,732
2023	$9.34	0.32	(0.47)	(0.15)	(0.30)	—	(0.30)	$8.89	(1.49)%	0.77%	0.77%	3.35%	3.35%	188%	$26,690
2022	$9.82	0.20	(0.39)	(0.19)	(0.21)	(0.08)	(0.29)	$9.34	(1.96)%	0.77%	0.77%	2.03%	2.03%	120%	$17,050
2021	$9.19	0.21	0.66	0.87	(0.24)	—	(0.24)	$9.82	9.46%	0.77%	0.80%	2.11%	2.08%	193%	$20,397
2020	$9.50	0.21	(0.29)	(0.08)	(0.23)	—	(0.23)	$9.19	(0.90)%	0.77%	0.86%	2.23%	2.14%	98%	$13,826
C Class
2024	$8.89	0.35	0.01	0.36	(0.35)	—	(0.35)	$8.90	4.05%	1.52%	1.52%	3.90%	3.90%	214%	$2,433
2023	$9.34	0.23	(0.45)	(0.22)	(0.23)	—	(0.23)	$8.89	(2.23)%	1.52%	1.52%	2.60%	2.60%	188%	$2,722
2022	$9.82	0.13	(0.39)	(0.26)	(0.14)	(0.08)	(0.22)	$9.34	(2.70)%	1.52%	1.52%	1.28%	1.28%	120%	$3,550
2021	$9.19	0.14	0.65	0.79	(0.16)	—	(0.16)	$9.82	8.65%	1.52%	1.55%	1.36%	1.33%	193%	$2,926
2020	$9.50	0.14	(0.29)	(0.15)	(0.16)	—	(0.16)	$9.19	(1.63)%	1.52%	1.61%	1.48%	1.39%	98%	$1,605

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2024	$8.90	0.39	0.02	0.41	(0.40)	—	(0.40)	$8.91	4.69%	1.02%	1.02%	4.40%	4.40%	214%	$901
2023	$9.34	0.30	(0.46)	(0.16)	(0.28)	—	(0.28)	$8.90	(1.74)%	1.02%	1.02%	3.10%	3.10%	188%	$532
2022	$9.82	0.18	(0.39)	(0.21)	(0.19)	(0.08)	(0.27)	$9.34	(2.21)%	1.02%	1.02%	1.78%	1.78%	120%	$187
2021	$9.19	0.18	0.66	0.84	(0.21)	—	(0.21)	$9.82	9.20%	1.02%	1.05%	1.86%	1.83%	193%	$363
2020	$9.50	0.19	(0.29)	(0.10)	(0.21)	—	(0.21)	$9.19	(1.14)%	1.02%	1.11%	1.98%	1.89%	98%	$195
R5 Class
2024	$8.89	0.45	0.02	0.47	(0.46)	—	(0.46)	$8.90	5.30%	0.32%	0.32%	5.10%	5.10%	214%	$230
2023	$9.34	0.35	(0.46)	(0.11)	(0.34)	—	(0.34)	$8.89	(1.05)%	0.32%	0.32%	3.80%	3.80%	188%	$329
2022	$9.82	0.24	(0.38)	(0.14)	(0.26)	(0.08)	(0.34)	$9.34	(1.52)%	0.32%	0.32%	2.48%	2.48%	120%	$131
2021	$9.19	0.24	0.67	0.91	(0.28)	—	(0.28)	$9.82	9.84%	0.32%	0.35%	2.56%	2.53%	193%	$26
2020	$9.50	0.26	(0.30)	(0.04)	(0.27)	—	(0.27)	$9.19	(0.33)%	0.32%	0.41%	2.68%	2.59%	98%	$225
R6 Class
2024	$8.90	0.46	0.01	0.47	(0.46)	—	(0.46)	$8.91	5.48%	0.27%	0.27%	5.15%	5.15%	214%	$11,671
2023	$9.34	0.36	(0.46)	(0.10)	(0.34)	—	(0.34)	$8.90	(1.00)%	0.27%	0.27%	3.85%	3.85%	188%	$9,165
2022	$9.82	0.25	(0.39)	(0.14)	(0.26)	(0.08)	(0.34)	$9.34	(1.47)%	0.27%	0.27%	2.53%	2.53%	120%	$3,008
2021	$9.19	0.27	0.64	0.91	(0.28)	—	(0.28)	$9.82	10.01%	0.27%	0.30%	2.61%	2.58%	193%	$267
2020	$9.50	0.26	(0.29)	(0.03)	(0.28)	—	(0.28)	$9.19	(0.39)%	0.27%	0.36%	2.73%	2.64%	98%	$184

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the Short Duration Strategic Income Fund and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Strategic Income Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations, the changes in its net assets, and the financial highlights for the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2024

We have served as the auditor of one or more American Century investment companies since 1997.
36

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	31	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	86	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Retired; Chief Financial Officer, EMPIRE (digital media distribution) (2023); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	31	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	31	None
37

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	31	None
John M. Loder (1958)	Trustee	Since 2024	Retired; Lawyer, Ropes & Gray LLP (1984 to 2023)	31	None
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

38

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

39

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2023 through December 31, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

40

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

41

Notes

42

Notes

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92286 2405

Annual Report

March 31, 2024

U.S. Government Money Market Fund
Investor Class (TCRXX)
A Class (AGQXX)
C Class (AGHXX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending March 31, 2024. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Surged While Bonds Delivered Modest Gains

Soaring U.S. Treasury yields weighed on bond returns for the first six months of the reporting period. Meanwhile, inflation slowed but remained well above the Federal Reserve’s (Fed’s) target, lending conditions tightened, and recession risk rose. This fueled expectations for a shift in Fed policy, which, along with better-than-expected earnings, helped U.S. stocks deliver modest gains.

The Fed lifted rates in May, paused in June and hiked again in July to a range of 5.25% to 5.5%, a 22-year high. The Fed left rates unchanged in September but warned that persistent above-target inflation may require more tightening. This news pushed Treasury yields to multiyear highs in October and sent stocks tumbling. By November, inflation showed signs of moderating, and the Fed held rates steady again, reviving investor enthusiasm. Then, in December, Fed policymakers expressed more confidence about the inflation outlook and forecasted three rate cuts for 2024. Against this backdrop, recession fears eased, Treasury yields declined, and stocks and bonds ended 2023 on a strong note.
Despite the Fed’s continued pause, yields reversed course again in early 2024 amid a steady stream of better-than-expected economic data and persistent inflation. But the bond market’s late-2023 rally helped the Bloomberg U.S. Aggregate Bond Index maintain a gain of 1.70% for the 12-month period. Most stock indices continued to rally into 2024, buoyed by solid corporate earnings and expectations for Fed rate cuts. The S&P 500 Index returned 29.88% for the 12-month period, and growth stocks generally outperformed value stocks.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, still-tight financial conditions, political uncertainty and slowing growth. In addition, the Israel-Hamas war and other tensions in the Middle East complicate the global backdrop and represent additional considerations for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2024
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TCRXX	4.97%	1.74%	1.11%	—	4/1/93
A Class	AGQXX	4.71%	1.59%	—	1.19%	12/1/15
C Class	AGHXX	4.19%	1.31%	—	0.94%	12/1/15
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Total Annual Fund Operating Expenses
Investor Class	A Class	C Class
0.46%	0.71%	1.21%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.
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Fund Characteristics

MARCH 31, 2024
Yields	Investor Class	A Class	C Class
7-Day Current Yield	4.93%	4.68%	4.18%
7-Day Effective Yield	5.05%	4.79%	4.27%

Portfolio at a Glance
Weighted Average Maturity	25 days
Weighted Average Life	75 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	75%
31-90 days	20%
91-180 days	2%
More than 180 days	3%

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
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	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period(1) 10/1/23 - 3/31/24	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,025.30	$2.33	0.46%
A Class	$1,000	$1,024.00	$3.59	0.71%
C Class	$1,000	$1,021.40	$6.11	1.21%
Hypothetical
Investor Class	$1,000	$1,022.70	$2.33	0.46%
A Class	$1,000	$1,021.45	$3.59	0.71%
C Class	$1,000	$1,018.95	$6.11	1.21%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

MARCH 31, 2024

	Principal Amount	Value
CORPORATE BONDS — 54.8%
12th & Yesler Owner LLC, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	$13,000,000	$13,000,000
1450 Midvale Investors LLC, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	9,855,000	9,855,000
1834 Bentley Investors LLC, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	7,840,000	7,840,000
2140 Bentley Investors LLC, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	4,225,000	4,225,000
412 Madison LLC, VRDN, 5.45%, 4/4/24 (LOC: FNMA)	22,000,000	22,000,000
500 Columbia Place LLC, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	23,000,000	23,000,000
Anton Santa Cruz LLC, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	22,725,000	22,725,000
Barbour Issuing Trust, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	9,005,000	9,005,000
Buddy Petersen Insurance Trust, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	6,030,000	6,030,000
CG-USA Simi Valley LP, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	23,300,000	23,300,000
Champion Insurance Trust, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	4,000,000	4,000,000
Dennis Wesley Co., Inc., VRDN, 5.55%, 4/4/24 (LOC: FHLB)	1,535,000	1,535,000
EPR GO Zone Holdings LLC, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	24,995,000	24,995,000
Fairfield North Texas Associates LP, VRDN, 5.45%, 4/9/24 (LOC: FHLB)	9,550,000	9,550,000
Gold River 659 LLC, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	18,500,000	18,500,000
Hartsfield Family Trust 2021, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	5,210,000	5,210,000
Housing Venture I LP, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	9,345,000	9,345,000
Jefferson Centerpointe LLC, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	7,300,000	7,300,000
Jefferson Exchange at Riverside LLC, Series B, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	9,975,000	9,975,000
JL Irrevocable Trust, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	8,275,000	8,275,000
Johnston Family Insurance LLC, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	4,035,000	4,035,000
KDF Glenview LP, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	3,950,000	3,950,000
Krawitz Family Insurance Trust, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	2,480,000	2,480,000
Lee Bason Family Insurance Trust, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	7,240,000	7,240,000
Marvin J Base 2019 Irrevocable Trust, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	2,985,000	2,985,000
Santa Monica Ocean Park Partners LP, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	8,320,000	8,320,000
Sheryl P Werner Irrevocable Trust, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	3,830,000	3,830,000
SIOF 4252 Whittier Blvd LP, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	3,700,000	3,700,000
SRM Culver City LP, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	23,150,000	23,150,000
SRMHayward LLC, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	18,800,000	18,800,000
Synergy Colgan Creek LLC, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	17,315,000	17,315,000
TSManion LLC, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	2,140,000	2,140,000
Varenna Care Center LP, VRDN, 5.45%, 4/9/24 (LOC: FHLB)	2,850,000	2,850,000
West Valley MC LLC, VRDN, 5.45%, 4/4/24 (LOC: FHLB)	13,500,000	13,500,000
TOTAL CORPORATE BONDS		353,960,000
U.S. TREASURY SECURITIES(1) — 37.5%
U.S. Treasury Bills, 5.33%, 4/9/24	18,010,000	17,988,975
U.S. Treasury Bills, 5.33%, 4/16/24	26,735,000	26,676,396
U.S. Treasury Bills, 5.32%, 4/18/24	1,825,000	1,820,481
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	Principal Amount	Value
U.S. Treasury Bills, 5.30%, 4/23/24	$12,615,000	$12,574,676
U.S. Treasury Bills, 5.35%, 4/25/24	600,000	597,890
U.S. Treasury Bills, 5.35%, 4/30/24	51,345,000	51,130,827
U.S. Treasury Bills, 5.40%, 5/2/24	7,000,000	6,967,872
U.S. Treasury Bills, 5.35%, 5/7/24	7,402,000	7,362,929
U.S. Treasury Bills, 5.33%, 5/9/24	5,370,000	5,340,194
U.S. Treasury Bills, 5.35%, 5/14/24	20,000,000	19,873,986
U.S. Treasury Bills, 5.34%, 5/16/24	10,000,000	9,934,125
U.S. Treasury Bills, 5.34%, 5/21/24	6,705,000	6,655,923
U.S. Treasury Bills, 5.30%, 5/23/24	10,000,000	9,924,456
U.S. Treasury Bills, 5.36%, 5/28/24	25,000,000	24,794,861
U.S. Treasury Bills, 5.15%, 6/27/24	9,734,000	9,614,499
U.S. Treasury Bills, 5.12%, 7/5/24	2,985,000	2,945,260
U.S. Treasury Bills, 4.63%, 1/23/25	7,000,000	6,736,083
U.S. Treasury Notes, 1.125%, 1/15/25	5,000,000	4,858,968
U.S. Treasury Notes, VRN, 5.34%, (3-month USBMMY plus 0.04%), 7/31/24	9,475,000	9,474,497
U.S. Treasury Notes, VRN, 5.43%, (3-month USBMMY plus 0.13%), 7/31/25	7,000,000	6,994,866
TOTAL U.S. TREASURY SECURITIES		242,267,764
U.S. GOVERNMENT AGENCY SECURITIES — 13.7%
Adjustable-Rate U.S. Government Agency Securities — 12.1%
Federal Farm Credit Banks Funding Corp., VRN, 5.40%, (Prime rate minus 3.10%), 8/26/24	5,000,000	4,999,603
Federal Farm Credit Banks Funding Corp., VRN, 5.42%, (SOFR plus 0.09%), 9/23/24	5,000,000	5,000,000
Federal Farm Credit Banks Funding Corp., VRN, 5.49%, (SOFR plus 0.16%), 8/4/25	5,000,000	5,000,000
Federal Farm Credit Banks Funding Corp., VRN, 5.50%, (SOFR plus 0.17%), 8/4/25	15,000,000	14,999,919
Federal Farm Credit Banks Funding Corp., VRN, 5.50%, (SOFR plus 0.17%), 10/23/25	8,000,000	8,000,000
Federal Farm Credit Banks Funding Corp., VRN, 5.51%, (SOFR plus 0.18%), 1/17/25	10,000,000	10,000,000
Federal Farm Credit Banks Funding Corp., VRN, 5.51%, (SOFR plus 0.18%), 3/20/25	5,000,000	5,000,000
Federal Farm Credit Banks Funding Corp., VRN, 5.52%, (SOFR plus 0.19%), 12/27/24	5,000,000	5,000,000
FHLB, VRN, 5.46%, (SOFR plus 0.13%), 2/3/25	10,000,000	10,000,000
FHLB, VRN, 5.52%, (SOFR plus 0.19%), 10/30/25	5,000,000	5,000,000
FHLB, VRN, 5.53%, (SOFR plus 0.20%), 11/13/25	5,000,000	5,000,000
		77,999,522
Fixed-Rate U.S. Government Agency Securities — 1.6%
FHLB, 5.40%, 1/14/25	10,000,000	10,000,000
TOTAL U.S. GOVERNMENT AGENCY SECURITIES		87,999,522
MUNICIPAL SECURITIES — 4.4%
Downtown Bainbridge Development Authority Rev., (Rivertown Development LLC), VRDN, 5.51%, 4/4/24 (LOC: First Port City Bank)(SBBPA: FHLB)(2)	4,000,000	4,000,000
Evergreen-Conecuh Capital Improvement Cooperative District Rev., (Evergreen Hopitality LLC), VRDN, 5.60%, 4/4/24 (LOC: Southpoint Bank and FHLB)(2)	8,850,000	8,850,000
Public Finance Authority Rev., (Brannan Associates LLC), VRDN, 5.48%, 4/4/24 (LOC: East West Bank and FHLB)	4,130,000	4,130,000
Washington State Housing Finance Commission Rev., (Ballard Landmark Inn LLC), VRDN, Series B, 5.48%, 4/4/24 (LOC: East West Bank and FHLB)	8,160,000	8,160,000
8

	Principal Amount	Value
Washington State Housing Finance Commission Rev., (Lodge at Eagle Ridge LLC), VRDN, Series B, 5.34%, 4/4/24 (LOC: East West Bank and FHLB)	$3,425,000	$3,425,000
TOTAL MUNICIPAL SECURITIES		28,565,000
TOTAL INVESTMENT SECURITIES — 110.4%		712,792,286
OTHER ASSETS AND LIABILITIES — (10.4)%		(67,022,951)
TOTAL NET ASSETS — 100.0%		$645,769,335

NOTES TO SCHEDULE OF INVESTMENTS
FHLB	–	Federal Home Loan Bank
FNMA	–	Federal National Mortgage Association
LOC	–	Letter of Credit
SBBPA	–	Standby Bond Purchase Agreement
SOFR	–	Secured Overnight Financing Rate
USBMMY	–	U.S. Treasury Bill Money Market Yield
VRDN	–	Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $12,850,000, which represented 2.0% of total net assets.

See Notes to Financial Statements.
9

Statement of Assets and Liabilities

MARCH 31, 2024
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$712,792,286
Cash	1,001,587
Receivable for capital shares sold	1,678,372
Interest receivable	2,569,893
718,042,138

Liabilities
Payable for investments purchased	68,816,544
Payable for capital shares redeemed	3,186,750
Accrued management fees	245,911
Distribution and service fees payable	14,434
Dividends payable	9,164
72,272,803

Net Assets	$645,769,335

Net Assets Consist of:
Capital paid in	$645,980,377
Distributable earnings (loss)	(211,042)
$645,769,335

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$578,368,389	578,689,115	$1.00
A Class	$67,101,782	67,122,153	$1.00
C Class	$299,164	299,269	$1.00

See Notes to Financial Statements.
10

Statement of Operations

YEAR ENDED MARCH 31, 2024
Investment Income (Loss)
Income:
Interest	$39,479,847

Expenses:
Management fees	3,343,517
Distribution and service fees:
A Class	187,268
C Class	2,370
Trustees' fees and expenses	55,564
3,588,719

Net investment income (loss)	35,891,128

Net realized gain (loss) on investment transactions	(20,689)

Net Increase (Decrease) in Net Assets Resulting from Operations	$35,870,439

See Notes to Financial Statements.
11

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2024 AND MARCH 31, 2023
Increase (Decrease) in Net Assets	March 31, 2024	March 31, 2023
Operations
Net investment income (loss)	$35,891,128	$15,959,889
Net realized gain (loss)	(20,689)	(142,286)
Net increase (decrease) in net assets resulting from operations	35,870,439	15,817,603

Distributions to Shareholders
From earnings:
Investor Class	(32,434,138)	(14,106,455)
A Class	(3,444,172)	(1,604,528)
C Class	(12,969)	(6,745)
G Class	—	(242,160)
Decrease in net assets from distributions	(35,891,279)	(15,959,888)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 4)	10,798,138	(44,982,713)

Net increase (decrease) in net assets	10,777,298	(45,124,998)

Net Assets
Beginning of period	634,992,037	680,117,035
End of period	$645,769,335	$634,992,037

See Notes to Financial Statements.
12

Notes to Financial Statements

MARCH 31, 2024

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. U.S. Government Money Market Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek current income while maintaining liquidity and preserving capital.

The fund offers the Investor Class, A Class and C Class. The A Class and C Class may be subject to a contingent deferred sales charge.  On January 13, 2023, there were no outstanding G Class shares and the fund discontinued offering G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually. Investments are generally valued at amortized cost, which approximates fair value. Repurchase agreements are valued at cost, which approximates fair value. If the valuation designee determines that the valuation methods do not reflect an investment’s fair value, such investment is valued as determined in good faith by the valuation designee.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. The fund may purchase a security and at the same time make a commitment to sell the same security at a future settlement date at a specified price. The difference between the purchase price and the sale price of these simultaneous transactions is reflected as interest income.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

13

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACC and its subsidiaries own 29% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The rates for the Investment Category Fee range from 0.1170% to 0.2300% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for each class for the period ended March 31, 2024 was 0.45%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 0.75%, of which 0.25% is paid for individual shareholder services and 0.50% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2024 are detailed in the Statement of Operations.

14

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2024		Year ended March 31, 2023
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,359,774,730	$1,359,774,730	1,403,296,820	$1,403,296,820
Issued in reinvestment of distributions	32,138,781	32,138,781	14,106,455	14,106,455
Redeemed	(1,368,879,534)	(1,368,879,534)	(1,444,018,756)	(1,444,018,756)
	23,033,977	23,033,977	(26,615,481)	(26,615,481)
A Class
Sold	30,891,820	30,891,820	39,336,933	39,336,933
Issued in reinvestment of distributions	3,426,112	3,426,112	1,604,528	1,604,528
Redeemed	(46,547,155)	(46,547,155)	(40,549,816)	(40,549,816)
	(12,229,223)	(12,229,223)	391,645	391,645
C Class
Sold	194,066	194,066	371,292	371,292
Issued in reinvestment of distributions	12,877	12,877	6,745	6,745
Redeemed	(213,559)	(213,559)	(302,956)	(302,956)
	(6,616)	(6,616)	75,081	75,081
G Class	NA
Sold			8,260,770	8,260,770
Issued in reinvestment of distributions			231,610	231,610
Redeemed			(27,326,338)	(27,326,338)
			(18,833,958)	(18,833,958)
Net increase (decrease)	10,798,138	$10,798,138	(44,982,713)	$(44,982,713)

5. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

15

6. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distributions Paid From
Ordinary income	$35,891,279	$15,959,888
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2024, the fund had accumulated short-term capital losses of $(205,399) and accumulated long-term capital losses of $(5,643), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
16

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2024	$1.00	0.05	—(2)	0.05	(0.05)	$1.00	4.97%	0.46%	0.46%	4.87%	4.87%	$578,368
2023	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	2.22%	0.46%	0.46%	2.21%	2.21%	$555,354
2022	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.10%	0.45%	0.01%	(0.34)%	$582,093
2021	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.02%	0.16%	0.45%	0.02%	(0.27)%	$583,956
2020	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	1.56%	0.46%	0.46%	1.56%	1.56%	$845,564
A Class
2024	$1.00	0.05	—(2)	0.05	(0.05)	$1.00	4.71%	0.71%	0.71%	4.62%	4.62%	$67,102
2023	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	1.99%	0.69%	0.71%	1.98%	1.96%	$79,333
2022	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.10%	0.70%	0.01%	(0.59)%	$78,959
2021	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.16%	0.70%	0.02%	(0.52)%	$89,103
2020	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	1.31%	0.71%	0.71%	1.31%	1.31%	$82,410
C Class
2024	$1.00	0.04	—(2)	0.04	(0.04)	$1.00	4.19%	1.21%	1.21%	4.12%	4.12%	$299
2023	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	1.58%	1.13%	1.21%	1.54%	1.46%	$306
2022	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.10%	1.20%	0.01%	(1.09)%	$231
2021	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.17%	1.20%	0.01%	(1.02)%	$196
2020	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.81%	1.20%	1.21%	0.82%	0.81%	$396

Notes to Financial Highlights
(1)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(2)Per-share amount was less than $0.005.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the U.S. Government Money Market Fund and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Government Money Market Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for the three years then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended March 31, 2021, were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2024

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	31	Kirby Corporation; Nabors Industries, Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	86	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Retired; Chief Financial Officer, EMPIRE (digital media distribution) (2023); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	31	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	31	None
20

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	31	None
John M. Loder (1958)	Trustee	Since 2024	Retired; Lawyer, Ropes & Gray LLP (1984 to 2023)	31	None
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

21

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

22

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2023 through December 31, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

23

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Portfolio Holdings Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) each month on Form N-MFP. The fund’s Form N-MFP reports are available on its website at americancentury.com and on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent first and third quarters of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92283 2405

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Tanya S. Beder, Jennifer Cabalquinto and Anne Casscells are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2023: $201,640
FY 2024: $200,350

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2023: $0
FY 2024: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2023: $0
FY 2024: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2023: $0
FY 2024: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2023: $0
FY 2024: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2023: $0
FY 2024: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2023: $0
FY 2024: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2023: $98,325
FY 2024: $343,325

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Not applicable.

(a)(3) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Investment Trust

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	May 30, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	May 30, 2024

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	May 30, 2024